Exhibit 10.1

EXECUTION VERSION

Dated as of July 31, 2015 and amended and restated as of July 27, 2020

Amended and Restated Credit Agreement

among

AgroFresh Solutions, Inc.,

as Parent,

AF Solutions Holdings LLC,

as Holdings,

AgroFresh Inc.

as Borrower,

the Lenders party hereto,

and

Bank of Montreal,

as Administrative Agent

BMO Capital Markets Corp.,
Deutsche Bank Securities Inc., and

ING Capital LLC

as Joint Lead Arrangers and Joint Bookrunners

BMO Capital Markets Corp. and

Deutsche Bank Securities Inc.,

as Co-Syndication Agents

Schedules:

Schedule 2.01	--	Commitments
Schedule 3.03	--	Governmental Approvals
Schedule 3.05	--	Owned Real Property
Schedule 3.12	--	Subsidiaries; Equity Interests
Schedule 5.13	--	Certain Post-Closing Obligations
Schedule 6.01	--	Existing Indebtedness
Schedule 6.02	--	Existing Liens
Schedule 6.04(e)	--	Existing Investments
Schedule 6.07	--	Existing Affiliate Transactions
Schedule 6.08	--	Existing Restrictions
Schedule 9.01	--	Notices

Exhibits:

Exhibit A	--	Form of Assignment and Assumption
Exhibit B	--	Form of Guarantee Agreement
Exhibit C	--	Form of Perfection Certificate
Exhibit D	--	Form of Collateral Agreement
Exhibit E-1	--	Form of Closing Certificate
Exhibit E-2	--	Form of Solvency Certificate
Exhibit F	--	Form of Intercompany Note
Exhibit G-1	--	Form of Specified Discount Prepayment Notice
Exhibit G-2	--	Form of Specified Discount Prepayment Response
Exhibit G-3	--	Form of Discount Range Prepayment Notice
Exhibit G-4	--	Form of Discount Range Prepayment Offer
Exhibit G-5	--	Form of Solicited Discounted Prepayment Notice
Exhibit G-6	--	Form of Solicited Discounted Prepayment Offer
Exhibit G-7	--	Form of Acceptance and Prepayment Notice
Exhibit H	--	Form of United States Tax Compliance Certificate
Exhibit I	--	Form of Borrowing Request
Exhibit J	--	Form of Prepayment Notice
Exhibit K	--	Form of Compliance Certificate

AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 31, 2015 and amended and restated as of July 27, 2020 (this “Agreement”), among AGROFRESH SOLUTIONS, INC., a Delaware corporation, as Parent (“Parent”), AF SOLUTIONS HOLDINGS LLC, a Delaware limited liability company, as Holdings (“Holdings”), AGROFRESH INC., an Illinois corporation (the “Borrower”), the Lenders from time to time party hereto, BMO HARRIS BANK, N.A., as an Issuing Bank and the Swingline Lender, and BANK OF MONTREAL, as Administrative Agent.

RECITALS:

WHEREAS, Holdings, the Borrower, Bank of Montreal, as Administrative Agent, the Issuing Bank and Swingline Lender, and the various lenders party thereto (the “Existing Lenders”) are party to that certain Credit Agreement, dated as of July 31, 2015 (as amended, restated, amended and restated, supplemented and/or modified prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended and restated on the Restatement Date (as defined below) as set forth herein, which amendment and restatement shall become effective on the Restatement Date;

WHEREAS, Parent, Holdings, the Borrower, the Lenders and the Administrative Agent desire, subject to the terms and conditions set forth herein, to amend and restate the Existing Credit Agreement in its entirety as set forth herein in order to provide for certain amendments set forth herein;

WHEREAS, effective on the Restatement Date (after giving effect to the Restatement Date Refinancing), the Initial Term Loans outstanding under this Agreement shall consist of a single Class of Initial Term Loans in an aggregate principal amount equal to $275,000,000; and

WHEREAS, it is the intent of the parties hereto that this Agreement not constitute a novation of the obligation and liabilities of the parties under the Existing Credit Agreement and that this Agreement amend and restate in its entirety the Existing Credit Agreement and re-evidence the “Loan Document Obligations” (under, and as defined in, the Existing Credit Agreement) outstanding on the Restatement Date as contemplated hereby.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.         Definitions

1.01            Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABR” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Acceptable Discount” has the meaning assigned to such term in Section 2.11(a)(ii)(D).

“Acceptable Prepayment Amount” has the meaning assigned to such term in Section 2.11(a)(ii)(D).

“Acceptance and Prepayment Notice” means an irrevocable written notice from a Term Lender accepting a Solicited Discounted Prepayment Offer to make a Discounted Term Loan Prepayment at the Acceptable Discount specified therein pursuant to Section 2.11(a)(ii)(D) substantially in the form of Exhibit G-7.

“Acceptance Date” has the meaning assigned to such term in Section 2.11(a)(ii)(D).

“Acquired EBITDA” means, with respect to any Acquired Entity or Business for any period, the amount for such period of Consolidated EBITDA of such Acquired Entity or Business (determined as if references to Parent, Holdings, the Borrower and the Restricted Subsidiaries in the definition of the term “Consolidated EBITDA” were references to such Acquired Entity or Business and its subsidiaries which will become Restricted Subsidiaries), all as determined on a consolidated basis for such Acquired Entity or Business.

“Acquired Entity or Business” has the meaning assigned such term in the definition of “Consolidated EBITDA.”

“Additional Lender” means any Additional Revolving Lender or any Additional Term Lender, as applicable.

“Additional Revolving Lender” means, at any time, any bank, financial institution or other institutional lenders or investors (other than any natural person) that agrees to provide any portion of any (a) Revolving Commitment Increase pursuant to an Incremental Revolving Facility Amendment in accordance with Section 2.20 or (b) Other Revolving Loans or Other Revolving Commitments pursuant to a Refinancing Amendment in accordance with Section 2.21; provided that each Additional Revolving Lender shall be subject to the consent of the Administrative Agent and the Borrower (in each case, if and to the extent such consent would be required under Section 9.04(b) and such approval not to be unreasonably withheld, conditioned or delayed) and, if such Additional Revolving Lender will provide a Revolving Commitment Increase or any Other Revolving Commitment, each Issuing Bank and the Swingline Lender (such consent, in each case, not to be unreasonably withheld or delayed); provided that no Affiliated Lender shall be permitted to become an Additional Revolving Lender.

“Additional Term Lender” means, at any time, any bank, financial institution, or other institutional lenders or investors (other than any natural person) that agrees to provide any portion of any (a) Term Commitment Increase pursuant to an Incremental Term Facility Amendment in accordance with Section 2.20 or (b) Other Term Loans or Other Term Commitments pursuant to a Refinancing Amendment in accordance with Section 2.21; provided that (i) each Additional Term Lender (other than any Person that is a Lender, an Affiliate of a Lender or an Approved Fund of a Lender at such time) shall be subject to the consent of the Administrative Agent and the Borrower (in each case, if and to the extent such consent would be required under Section 9.04(b) and such approval not to be unreasonably withheld, conditioned or delayed) and (ii) each Additional Term Lender who is an Affiliated Lender shall be subject to the restrictions and other provisions of Section 9.04(f).

“Adjusted Eurodollar Rate” means, with respect to each Interest Period for a Eurodollar Loan, (i) the rate per annum equal to the London interbank offered rate for deposits in dollars appearing on Reuters screen page LIBOR 01 (or on any successor or substitute page of such service or any successor to such service, or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, with a maturity comparable to such Interest Period (provided that if such rate is less than zero, such rate shall be deemed to be zero) (the rate referred to in this clause (i), “LIBOR”), divided by (ii) a percentage equal to 1.00% minus the then stated maximum rate of all reserve requirements (including any marginal, emergency, supplemental, special or other reserves and without benefit of credits for proration, exceptions or offsets that may be available from time to time) expressed as a decimal (rounded upward to the next 1/100th of 1%) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D); provided that if the rate referred to in clause (i) above is not available at any such time for any reason, then the rate referred to in clause (i) shall instead be the interest rate per annum, as determined by the Administrative Agent, to be the arithmetic average of the rates per annum at which deposits in dollars in an amount equal to the amount of such Eurodollar Loan are offered by major banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time), two (2) Business Days prior to the first day of such Interest Period. For purposes of this Agreement, the Adjusted Eurodollar Rate will not be less than one percent (1.00%).

“Administrative Agent” means Bank of Montreal, in its capacity as administrative agent hereunder and under the other Loan Documents, and its successors in such capacity as provided in Article VIII.

“Administrative Questionnaire” means, with respect to each Lender, an administrative questionnaire in a form supplied by the Administrative Agent and submitted to the Administrative Agent duly completed by such Lender.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, with respect to a specified Person, another Person that directly or indirectly Controls or is Controlled by or is under common Control with the Person specified.

“Affiliated Lender” means, at any time, for so long as such Person is an Affiliate of the Borrower, PSP or any controlled Affiliate of PSP or Paine Schwartz Partners LLC (other than Parent, Holdings, the Borrower or any of their respective Subsidiaries and any portfolio operating company of PSP, Paine Schwartz Partners LLC or any of their respective Affiliates) at such time.

“Agent Parties” has the meaning assigned to such term in Section 9.01(c).

“Agent-Related Distress Event” means with respect to the Administrative Agent or any person that directly or indirectly controls the Administrative Agent, as the case may be (each, a “Distressed Agent-Related Person”), a voluntary or involuntary case with respect to such Distressed Agent-Related Person under any Debtor Relief Law, or a custodian, conservator, receiver or similar official is appointed for such Distressed Agent-Related Person or any substantial part of such Distressed Agent-Related Person's assets, or such Distressed Agent-Related Person makes a general assignment for the benefit of creditors or is otherwise adjudicated as, or determined by any Governmental Authority (having regulatory authority over such Distressed Agent-Related Person) to be, insolvent or bankrupt; provided that an Agent-Related Distress Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any equity interests in the Administrative Agent or the Collateral Agent or any person that directly or indirectly controls the Administrative Agent or the Collateral Agent, as the case may be, by a Governmental Authority.

“Agents” means any of the Administrative Agent, the Collateral Agent and any successors and assigns of any of the foregoing in such capacity, and “Agents” means any of them.

“Agreement” has the meaning assigned to such term in the preliminary statements hereto.

“Agreement Currency” has the meaning assigned to such term in Section 9.14(b).

“AgroFresh Business” has the meaning assigned to such term in the Audited Financial Statements.

“All-In Yield” means, as to any Indebtedness, the effective yield on such Indebtedness, as the case may be, in each case, as reasonably determined by the Administrative Agent in consultation with the Borrower, taking into account the applicable interest rate margins (including any amendment to the relevant interest rate margin prior to the applicable date of determination), interest rate benchmark floors and all upfront fees or OID (with such upfront fees and OID amortized over four years following the date of incurrence thereof (e.g., 25 basis points of interest rate margin equals 100 basis points in upfront fees or original issue discount)) payable generally to lenders in respect of such Indebtedness, but excluding any arrangement, structuring, unused line, ticking, commitment, amendment, syndication, agency or other fees payable in connection therewith that are not generally shared with such lenders thereunder. For purposes of calculating the All-In Yield, with respect to any fixed-rate debt, such fixed-rate debt shall be deemed to be swapped to floating-rate debt on a customary matched maturity basis as is reasonably acceptable to the Administrative Agent.

“Alternate Base Rate” means for any day a rate per annum equal to the highest of (i) the rate of interest which the Administrative Agent announces from time to time as its prime lending rate, as in effect from time to time (the “Prime Rate”), (ii) the Federal Funds Effective Rate, as in effect from time to time, plus 0.50%, (iii) the Adjusted Eurodollar Rate determined on a daily basis for an Interest Period of one (1) month, plus 1.00%, and (iv) two percent (2.00%). The Administrative Agent’s prime lending rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent may make commercial loans or other loans at rates of interest at, above, or below the Administrative Agent’s prime lending rate. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate, or the Adjusted Eurodollar Rate will be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate, or the Adjusted Eurodollar Rate respectively. Notwithstanding the foregoing, the Alternate Base Rate will be deemed to be 2.00% per annum if the Alternate Base Rate calculated pursuant to the foregoing provisions would otherwise be less than 2.00% per annum.

“Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction from time to time concerning or relating to bribery, corruption, or improper payments, including the United States Foreign Corrupt Practices Act of 1977, as amended.

“Applicable Account” means, with respect to any payment to be made to the Administrative Agent hereunder, the account specified by the Administrative Agent in writing from time to time for the purpose of receiving payments of such type.

“Applicable Creditor” has the meaning assigned to such term in Section 9.14(b).

“Applicable Discount” has the meaning assigned to such term in Section 2.11(a)(ii)(C).

“Applicable Fronting Exposure” means, with respect to any Person that is an Issuing Bank or the Swingline Lender at any time, the sum of (a) the aggregate amount of all Letters of Credit issued by such Person in its capacity as an Issuing Bank (if applicable) that remains available for drawing at such time, (b) the aggregate amount of all LC Disbursements made by such Person in its capacity as an Issuing Bank (if applicable) that have not yet been reimbursed by or on behalf of the Borrower at such time and (c) the aggregate principal amount of all Swingline Loans made by such Person in its capacity as a Swingline Lender (if applicable) outstanding at such time.

“Applicable Indebtedness” has the meaning assigned to such term in the definition of “Weighted Average Life to Maturity.”

“Applicable Percentage” means, (a) with respect of any Term Lender with Term Loans under such Term Facility at any time, the percentage of such Term Facility represented by the principal amount of such Term Lender’s Term Loans under the applicable Term Facility at such time and (b) at any time with respect to any Revolving Lender, the percentage of the aggregate Revolving Commitments represented by such Lender’s Revolving Commitment at such time (or, if the Revolving Commitments have terminated or expired, such Lender’s share of the total Revolving Exposure at that time); provided that, at any time any Revolving Lender shall be a Defaulting Lender, “Applicable Percentage” means the percentage of the total Revolving Commitments (disregarding any such Defaulting Lender’s Revolving Commitment) represented by such Lender’s Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon such Lender’s share of the total Revolving Exposure at that time, giving effect to any assignments pursuant to this Agreement and to any Lender’s status as a Defaulting Lender at the time of determination. The initial Applicable Percentage of each Lender in respect of the Initial Term Loan is set forth opposite the name of such Lender on Schedule 2.01 under the caption “Initial Term Loans”, as of the Restatement Date or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable. The initial Applicable Percentage of each Lender as of the Restatement Date in respect of the Revolving Facility is set forth opposite the name of such Lender on Schedule 2.01 under the caption “Revolving Commitments” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

“Applicable Rate” means, for any day, (a) with respect to any Initial Term Loan, (i) 5.25% per annum, in the case of an ABR Loan, or (ii) 6.25% per annum, in the case of a Eurodollar Loan, and (b) with respect to any Revolving Loan, (x) from the Restatement Date until the first Business Day that immediately follows the date on which the Compliance Certificate in respect of the first full fiscal quarter ending after the Restatement Date has been delivered pursuant to Section 5.01(c), (i) 5.25% per annum, in the case of an ABR Loan, (ii) 6.25% per annum, in the case of a Eurodollar Loan or (iii) 0.500% per annum, in the case of a Commitment Fee and (y) thereafter, the applicable percentage per annum set forth below, as determined by reference to the Total Net Leverage Ratio, as set forth in the then most recent Compliance Certificate received by the Administrative Agent pursuant to Section 5.01(c):

Pricing Level	Total Net Leverage Ratio	Eurodollar Loans	ABR Loans	Commitment Fee Rate
1	> 3.50:1.00	6.25%	5.25%	0.500%
2	≤3.50:1.00	6.00%	5.00%	0.375%

Any increase or decrease in the Applicable Rate resulting from a change in the Total Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 5.01(c); provided, however, that “Pricing Level 1” shall apply without regard to the Total Net Leverage Ratio at any time after the date on which (I) any annual or quarterly financial statement was required to have been delivered pursuant to Section 5.01(a) or Section 5.01(b) but was not delivered (or the Compliance Certificate related to such financial statements was required to have been delivered pursuant to Section 5.01(c) but was not delivered), commencing with the first Business Day immediately following such date and continuing until the first Business Day immediately following the date on which such financial statements (or, if later, the Compliance Certificate related to such financial statements) are delivered and (II) a Specified Event of Default shall have occurred and be continuing and shall continue to apply to but excluding the date on which such Specified Event of Default is cured or waived (and thereafter the pricing level otherwise determined in accordance with this definition shall apply. Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.18(e).

“Applicable Requirements” means, in respect of any Indebtedness, that such Indebtedness satisfies the following requirements:

(a)            (i) in respect of any Indebtedness that is not revolving in nature, such Indebtedness shall not mature earlier than the Latest Maturity Date of the Term Loans outstanding at the time of incurrence of such Indebtedness; provided that if such Indebtedness is unsecured or secured on a junior lien basis to the Term Loans, such Indebtedness shall not mature earlier than the date that is 91 days after the Latest Maturity Date of the Term Loans outstanding at the time of incurrence of such Indebtedness and (ii) in respect of any Indebtedness that is revolving in nature, such Indebtedness shall not mature earlier than the Revolving Maturity Date; provided, further, that the requirements set forth in clause (a)(i) shall not apply to any Indebtedness consisting of a customary bridge facility, so long as the long-term Indebtedness into which such customary bridge facility is to be converted satisfies the requirements set forth in clause (a)(i);

(b)            (i) in respect of any Indebtedness that is not revolving in nature, such Indebtedness does not have greater amortization or mandatory prepayments than the Initial Term Loans and (ii) in respect of any Indebtedness that is revolving in nature, such Indebtedness shall not have amortization or scheduled mandatory commitment reductions (other than at maturity); provided that the requirements set forth in clause (b)(i) shall not apply to any Indebtedness consisting of a customary bridge facility, so long as the long-term Indebtedness into which such customary bridge facility is to be converted satisfies the requirements set forth in clause (b)(i);

(c)            in respect of any Indebtedness that is not revolving in nature, such Indebtedness shall have a Weighted Average Life to Maturity not shorter than the remaining Weighted Average Life to Maturity of the Term Loans outstanding at the time of incurrence of such Indebtedness; provided that the requirements set forth in this clause (c) shall not apply to any Indebtedness consisting of a customary bridge facility, so long as the long-term Indebtedness into which such customary bridge facility is to be converted satisfies the requirement set forth in this clause (c);

(d)            to the extent such Indebtedness is secured, it is not secured by any property or assets of Parent, Holdings, the Borrower or any Subsidiary other than the Collateral;

(e)            such Indebtedness shall not be guaranteed by any Person other than any Loan Party and shall not have any obligors other than any Loan Party;

(f)            other terms and conditions of such Indebtedness shall be as agreed between the Borrower and the lenders providing such Indebtedness; provided that, if the terms of such Indebtedness are not consistent with the terms of the Initial Term Loans, such terms shall not be materially more favorable, taken as a whole, to such lenders than the terms of the Initial Term Loans unless (i) the Lenders under the Initial Term Loans also receive the benefit of such more favorable terms pursuant to an amendment subject solely to the reasonable satisfaction of the Administrative Agent or (ii) any such terms apply only after the Term Maturity Date of the Initial Term Loans;

(g)            solely to the extent such Indebtedness is secured on a pari passu basis with the Initial Term Loans, the holders of such Indebtedness (x) may participate on a pro rata basis, less than pro rata basis or greater than pro rata basis in any voluntary prepayments of Initial Term Loans then outstanding and (y) may participate on a pro rata basis or less than pro rata basis (but not on a greater than pro rata basis) in any mandatory prepayments of Initial Term Loans then outstanding; and

(h)            if such Indebtedness is secured by the Collateral, a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to the Intercreditor Agreement (or any Intercreditor Agreement shall have been amended or replaced in a manner reasonably acceptable to the Borrower and the Administrative Agent, which results in such Senior Representative having rights to share in the Collateral on a pari passu basis or a junior lien basis to the Secured Obligations, as applicable);

provided that a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent (and provided to the Lenders) at least five (5) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the requirements of this definition, shall be conclusive evidence that such terms and conditions satisfy the requirements of this definition unless the Administrative Agent or the Required Lenders notify the Borrower within such five (5) Business Day period that the Administrative Agent or the Required Lenders, as applicable, disagree with such determination (including a reasonable description of the basis upon which it or they disagree).

“Approved Bank” has the meaning assigned to such term in the definition of the term “Permitted Investments.”

“Approved Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or investing in commercial loans and similar extensions of credit in the ordinary course of its activities and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender.

“Assigned Initial Term Loans” has the meaning assigned to such term in Section 2.01(a)(ii).

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of each Person whose consent is required by Section 9.04), substantially in the form of Exhibit A or any other form reasonably approved by the Administrative Agent.

“ATM Program Proceeds” means any cash proceeds actually received by the Parent from the sale of the Parent’s common stock through Virtu Americas LLC, pursuant to that certain ATM Sale Agreement, dated as of June 25, 2020, between the Parent and Virtu Americas LLC, as the sales agent, net of all costs and expenses (including attorney's fees) incurred in connection therewith.

“Auction Agent” means (a) the Administrative Agent or (b) any other financial institution or advisor employed or engaged by the Borrower (whether or not an Affiliate of the Administrative Agent) to act as an arranger in connection with any Discounted Term Loan Prepayment pursuant to Section 2.11(a)(ii); provided that the Borrower shall not designate the Administrative Agent as the Auction Agent without the written consent of the Administrative Agent (it being understood that the Administrative Agent shall be under no obligation to agree to act as the Auction Agent).

“Audited Financial Statements” means the audited consolidated balance sheets of the AgroFresh Business as of December 31, 2018 and December 31, 2019 and the related statements of income, stockholders’ equity and cash flows of the AgroFresh Business for the year ended December 31, 2019.

“Available Amount” means, as of any date of determination (the “Reference Time”), an amount equal to:

(a)             the sum, without duplication, of:

(i)            the greater of (x) $20,000,000 and (y) 20% of Consolidated EBITDA for the most recently ended Test Period, plus

(ii)           the Cumulative Retained Excess Cash Flow Amount at such time, plus

(iii)          the amount of any cash or Permitted Investments received by Parent (other than from Holdings or a Restricted Subsidiary) from and including the Business Day immediately following the Restatement Date through and including the Reference Time from the issuance and sale of its Qualified Equity Interests (including Indebtedness and Disqualified Equity Interests which shall have subsequently been exchanged for or converted into Qualified Equity Interests) and contributed to the Borrower as cash common equity (except to the extent (x) constituting a Cure Amount or (y) applied pursuant to Sections 6.01(a)(xxi) or 6.04(x) (the amounts described in this clause (a)(iii), the “Available Amount Equity Component”)), plus

(iv)          the amount of any distribution in cash or Permitted Investments received by the Borrower or any Restricted Subsidiary (other than any tax distribution received from an Unrestricted Subsidiary) or received by the Borrower or any Restricted Subsidiary upon any Disposition, in each case, in respect of any Investment made by such Person in reliance on Section 6.04(m) (not to exceed the original amount of such Investment), plus

(v)           in the case of the redesignation of an Unrestricted Subsidiary as, or merger, consolidation or amalgamation of an Unrestricted Subsidiary with or into, a Restricted Subsidiary after the Restatement Date, the lesser of (x) the fair market value (as reasonably determined in good faith by the Borrower) of the Investment made in reliance on Section 6.04(m) by the Borrower and the Restricted Subsidiaries in such Unrestricted Subsidiary at the time of the redesignation of such Unrestricted Subsidiary as, or merger, consolidation or amalgamation of such Unrestricted Subsidiary with or into, a Restricted Subsidiary, or (y) the fair market value (as reasonably determined in good faith by the Borrower) of the original Investment made in reliance on Section 6.04(m) by the Borrower and the Restricted Subsidiaries in such Unrestricted Subsidiary, plus

(vi)          the aggregate amount of Retained Declined Proceeds retained by the Borrower during the period from and including the Restatement Date through and including the Reference Time, minus

(b)            the sum, without duplication, of:

(i)            the aggregate amount of Restricted Payments made pursuant to Sections 6.06(a)(viii) prior to the Reference Time; plus

(ii)           the aggregate amount of Investments made in reliance on Section 6.04(m) prior to the Reference Time; plus

(iii)          the aggregate amount of prepayments of Junior Financing made in reliance on Section 6.06(b)(iv) prior to the Reference Time; plus

(iv)          the aggregate amount of Permitted Acquisitions funded by the Available Amount prior to the Reference Time; plus

(v)           the aggregate amount of Capital Expenditures funded by the Available Amount prior to the Reference Time.

“Available Amount Equity Component” has the meaning assigned to such term in the definition of “Available Amount.”

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Code” means Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to LIBOR for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.

“Benchmark Replacement Adjustment” means, with respect to any replacement of LIBOR with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “ABR,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent and the Borrower decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent and the Borrower determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent and the Borrower decides is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Date” means the earlier to occur of the following events with respect to LIBOR:

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of LIBOR permanently or indefinitely ceases to provide LIBOR; or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to LIBOR:

(1) a public statement or publication of information by or on behalf of the administrator of LIBOR announcing that such administrator has ceased or will cease to provide LIBOR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR;

(2) a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for LIBOR, a resolution authority with jurisdiction over the administrator for LIBOR or a court or an entity with similar insolvency or resolution authority over the administrator for LIBOR, which states that the administrator of LIBOR has ceased or will cease to provide LIBOR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR; or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR announcing that LIBOR is no longer representative.

“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Required Lenders, as applicable, by notice to the Borrower, the Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders.

“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to LIBOR and solely to the extent that LIBOR has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced LIBOR for all purposes hereunder in accordance with Section 2.14 and (y) ending at the time that a Benchmark Replacement has replaced LIBOR for all purposes hereunder pursuant to Section 2.14

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan (as defined in ERISA) that is subject to Title I of ERISA, (ii) a “plan as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“BHC Act Affiliate” of a party shall mean an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Board of Directors” means, with respect to any Person, (a) in the case of any corporation, the board of directors of such Person or any committee thereof duly authorized to act on behalf of such board, (b) in the case of any limited liability company, the board of managers or sole manager of such Person or the board of directors or board of managers or sole manager of the member of such Person if such Person has only one member, (c) in the case of any partnership, the board of directors or board of managers of the general partner of such Person and (d) in any other case, the functional equivalent of the foregoing.

“Board of Governors” means the Board of Governors of the Federal Reserve System of the United States of America.

“Bona Fide Debt Fund” means any debt fund affiliate of the entities mentioned in clauses (i) or (ii) of the definition of “Disqualified Lenders” that is primarily engaged in, or advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, notes, bonds and similar extensions of credit or securities in the ordinary course of its business and whose managers are not involved with the equity investment decisions of such entities mentioned in clause (i) or (ii) of the definition of “Disqualified Lenders”.

“Borrower” has the meaning assigned to such term in the introductory paragraph hereto.

“Borrower Materials” has the meaning assigned to such term in Section 5.01.

“Borrower Offer of Specified Discount Prepayment” means the offer by the Borrower to make a voluntary prepayment of Term Loans at a specified discount to par pursuant to Section 2.11(a)(ii)(B).

“Borrower Solicitation of Discount Range Prepayment Offers” means the solicitation by the Borrower of offers for, and the corresponding acceptance by a Term Lender of, a voluntary prepayment of Term Loans at a specified range of discounts to par pursuant to Section 2.11(a)(ii)(C).

“Borrower Solicitation of Discounted Prepayment Offers” means the solicitation by the Borrower of offers for, and the subsequent acceptance, if any, by a Term Lender of, a voluntary prepayment of Term Loans at a discount to par pursuant to Section 2.11(a)(ii)(D).

“Borrowing” means any borrowing of (a) Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect or (b) Swingline Loans, as the context may require.

“Borrowing Minimum” means (a) in the case of a Eurodollar Borrowing $1,000,000, (b) in the case of an ABR Borrowing, $500,000 and (c) in the case of Swingline Loans, $500,000.

“Borrowing Multiple” means (a) in the case of a Eurodollar Borrowing $500,000, (b) in the case of an ABR Borrowing, $100,000 and (c) in the case of Swingline Loans, $100,000.

“Borrowing Request” means a request by the Borrower, substantially in the form of Exhibit I, for a Borrowing in accordance with Section 2.03.

“Business Day” means any day other than (i) a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close and (ii) if such day relates to a Borrowing of, a payment or prepayment of principal or interest on, a conversion of or into, or an Interest Period for, a Eurodollar Loan or a notice with respect to any of the foregoing, any such day that is also a day on which dealings in dollar deposits are not conducted by and between banks in the London interbank market.

“CapEx Base Amount” has the meaning assigned to such term in Section 6.13(c).

“CapEx Pull-Forward Amount” has the meaning assigned to such term in Section 6.13(c).

“Capital Expenditures” means, for any period, the aggregate of all cash capital expenditures (including that portion of Capital Lease Obligations which is capitalized on a consolidated balance sheet in accordance with GAAP, but excluding any amount representing capitalized interest), by Parent, Holdings, the Borrower and the Restricted Subsidiaries during that period that, in conformity with GAAP, are or should be included in “purchases of property, plant or equipment” or “capital expenditures”, reflected in the consolidated statement of cash flows of Parent, Holdings, the Borrower and the Restricted Subsidiaries.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any Capitalized Lease, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. For purposes of Section 6.02, a Capital Lease Obligation shall be deemed to be secured by a Lien on the property being leased and such property shall be deemed to be owned by the lessee.

“Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases; provided that, for all purposes hereunder, the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability in accordance with GAAP.

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act and applicable rules and regulations, as amended from time to time.

“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Issuing Bank and the applicable Lenders, as collateral for the relevant Letter of Credit obligations, cash or deposit account balances pursuant to documentation in form, amount and substance reasonably satisfactory to the Administrative Agent and the relevant Issuing Bank (which documents are hereby consented to by the applicable Lenders).

“Cash Management Obligations” means obligations of Parent, Holdings, the Borrower or any Restricted Subsidiary in respect of any overdraft and related liabilities arising from treasury, depository, credit card, purchasing card and cash management services or any automated clearing house transfers of funds.

“Casualty Event” means any event that gives rise to the receipt by Parent, Holdings, the Borrower or any Restricted Subsidiary of any casualty insurance proceeds or condemnation awards in respect of any equipment, inventory, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, inventory, fixed assets or real property.

“Certificate of Designation” has the meaning assigned to such term in the definition of Series B Convertible Preferred Stock.

“CFC” means a Subsidiary of the Borrower that is a “controlled foreign corporation” within the meaning of Section 957 of the Code.

“CFC Holding Company” means a Domestic Subsidiary of the Borrower that has no material assets other than the equity interests (including, for this purpose, any debt or other instrument treated as equity for U.S. federal income tax purposes) in one or more Foreign Subsidiaries that are CFCs.

“Change in Control” means:

(a)            the failure of Parent to own all of the Equity Interests of Holdings or the failure of Holdings to own all of the Equity Interests of the Borrower;

(b)            the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the Restatement Date), other than the Permitted Holders, of Equity Interests representing 35% or more of the aggregate ordinary voting power (or the equivalent thereof) represented by the issued and outstanding Equity Interests in Parent and the percentage of the aggregate ordinary voting power (or the equivalent thereof) so held by such Person or group is greater than the percentage of the aggregate ordinary voting power (or the equivalent thereof) represented by the Equity Interests in Parent held by the Permitted Holders;

(c)            the consolidation, merger or other business combination of the Parent with or into any other Person or Persons; provided, however, that a Change in Control will not be deemed to have occurred in the case of this clause (c) in the case of (i) a consolidation, merger or other business combination in which holders of the Equity Interests of the Parent having the power to vote (measured by the voting power rather than number of shares) in the election of directors of the Parent (“Voting Stock”) immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the same relative percentage of the Voting Stock as before any such transaction and the Voting Stock of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, including pursuant to a holding company merger effected under Section 251(g) of the General Corporation Law or any successor provision, or (b) a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Parent; or

(d)            the occurrence of a “Change in Control” (or similar event, however denominated), as defined in the documentation governing any Incremental Equivalent Debt, Junior Financing or Credit Agreement Refinancing Indebtedness, in each case, that is Material Indebtedness if the effect of such event is to permit the holders of such Material Indebtedness to require such Indebtedness to be repaid, redeemed or repurchased.

Notwithstanding the preceding or any provision of Rule 13d-3 of the Exchange Act (or any successor provision), a Person or group shall not be deemed to beneficially own securities subject to an equity or asset purchase agreement, merger agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the transactions contemplated by such agreement.

“Change in Law” means the occurrence, after the Restatement Date, of any of the following: (a) the adoption of any rule, regulation, treaty or other Requirement of Law after the Restatement Date, (b) any change in any rule, regulation, treaty or other Requirement of Law or in the administration, interpretation or application thereof by any Governmental Authority after the Restatement Date or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Restatement Date; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, regulations, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case, pursuant to Basel III, shall, in each case, be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Class” when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Swingline Loans, Other Revolving Loans, Initial Term Loans, Other Term Loans, or Incremental Term Loans, (b) any Commitment, refers to whether such Commitment is a Revolving Commitment, Swingline Commitment, Other Revolving Commitment, Other Term Commitment, Incremental Term Commitment or Revolving Commitment Increase, and (c) any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments. Other Term Commitments, Other Term Loans, Other Revolving Commitments (and the Other Revolving Loans made pursuant thereto) and term loans made pursuant to any Incremental Term Commitment that have different terms and conditions shall be construed to be in different Classes. For the avoidance of doubt, immediately after giving effect to the Restatement Date Transactions on the Restatement Date, the Initial Term Loans outstanding hereunder shall consist of a single Class of Initial Term Loans in an aggregate principal amount of $275,000,000.

“Co-Syndication Agents” means BMO Capital Markets Corp. and Deutsche Bank Securities Inc., in each case, in its capacity as Co-Syndication Agents.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means any and all assets of any Loan Party, whether real or personal, tangible or intangible, on which Liens are or are purported to be granted pursuant to the Security Documents as security for the Secured Obligations, provided, that it is agreed that Excluded Assets shall not constitute Collateral.

“Collateral Agent” has the meaning assigned to such term in Section 8.01(b), including its successors in such capacity as provided in Article VIII.

“Collateral Agreement” means the Amended and Restated Collateral Agreement, among the Borrower, each other Loan Party from time to time party thereto, and the Collateral Agent, substantially in the form of Exhibit D.

“Collateral and Guarantee Requirement” means, at any time, the requirement that:

(a)             the Administrative Agent shall have received from (i) Parent and each of the Restricted Subsidiaries (other than any Excluded Subsidiary), either (x) a counterpart of the Guarantee Agreement duly executed and delivered on behalf of such Person or (y) in the case of any Person that becomes, or is required to become, a Loan Party after the Effective Date (including by ceasing to be an Excluded Subsidiary), a supplement to the Guarantee Agreement, in substantially the form specified therein (with such changes as may be reasonably acceptable to Borrower and the Administrative Agent), duly executed and delivered on behalf of such Person, (ii) Parent, Holdings, the Borrower, and each Subsidiary Loan Party either (x) a counterpart of the Collateral Agreement, Copyright Security Agreement, Patent Security Agreement, Trademark Security Agreement and any other Security Document required to be executed by it, in each case, duly executed and delivered on behalf of such Person, as applicable, or (y) in the case of any Person that becomes a Loan Party after the Effective Date (including by ceasing to be an Excluded Subsidiary), a supplement to the Collateral Agreement, Copyright Security Agreement, Patent Security Agreement and Trademark Security Agreement, as applicable, in each case, in the forms specified in the Collateral Agreement, duly executed and delivered on behalf of such Person, in each case, under this clause (a) together with, in the case of any such Loan Documents executed and delivered after the Effective Date, at the reasonable request of the Administrative Agent, opinions of the type referred to in Section 4.01(b) (other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent), and (iii) the Borrower, a completed Perfection Certificate, duly executed and delivered by the Borrower; in each case, pursuant to the Security Documents, Section 5.11 and Section 5.12;

(b)            all outstanding Equity Interests of Holdings and each Restricted Subsidiary (other than any Equity Interests constituting Excluded Assets) owned by or on behalf of any Loan Party, shall have been pledged pursuant to the Collateral Agreement, and the Administrative Agent shall have received certificates, if any, or other instruments, if any, representing all such Equity Interests (other than such Equity Interests in Immaterial Subsidiaries that are not Loan Parties), together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank;

(c)            if any Indebtedness for borrowed money of Parent, Holdings, the Borrower, or any Restricted Subsidiary in a principal amount of $5,000,000 or more is owing by such obligor to any Loan Party, such Indebtedness shall be evidenced by a promissory note that shall have been pledged pursuant to the Collateral Agreement, and the Administrative Agent shall have received all such promissory notes, together with undated instruments of transfer with respect thereto endorsed in blank;

(d)            all certificates, agreements, documents and instruments, including, Uniform Commercial Code financing statements and control agreements with respect to deposit accounts, securities accounts or commodities accounts or other Account Collateral, to the extent required by this Agreement, the Security Documents or as reasonably requested by the Administrative Agent to be filed, delivered, registered or recorded to create the Liens intended to be created by the Security Documents and perfect such Liens to the extent required by, and with the priority required by, the Security Documents and the other provisions of the term “Collateral and Guarantee Requirement,” shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or recording; and

(e)            if applicable, within the time period set forth in Section 5.12(b), the Administrative Agent shall have received (i) counterparts of a Mortgage with respect to each Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage as a first priority Lien on the Mortgaged Property described therein, free of any other Liens except as expressly permitted by Section 6.02, together with such endorsements and coinsurance or reinsurance as the Administrative Agent may reasonably request, and in an amount equal to the fair market value of such Mortgaged Property or as otherwise reasonably agreed by the Borrower and the Administrative Agent, (iii) a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination with respect to each Mortgaged Property, and if any portion of any improved Mortgaged Property is located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area, a duly executed notice about special flood hazard area status and flood disaster assistance under Regulation H of the Board of Governors, and evidence of flood insurance as provided in Section 5.07(b), (iv) such legal opinions as the Administrative Agent may reasonably request with respect to any such Mortgage or Mortgaged Property, and (v) a new survey in form and substance reasonably acceptable to the Administrative Agent or existing survey together with a no change affidavit of such Mortgaged Property, sufficient for the title insurance company to remove the standard survey exceptions and issue the survey related endorsements.

Notwithstanding the foregoing provisions of this definition or anything in this Agreement or any other Loan Document to the contrary, (a) the foregoing provisions of this definition shall not require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance, legal opinions or other deliverables with respect to, particular assets of the Loan Parties, or the provision of Guarantees by any Restricted Subsidiary, if, and for so long as the Administrative Agent and the Borrower reasonably agree in writing that, the cost of creating or perfecting such pledges or security interests in such assets, or obtaining such title insurance, legal opinions or other deliverables in respect of such assets, or providing such Guarantees (taking into account any material adverse tax consequences to Parent and its Affiliates (including the imposition of withholding or other material taxes)), shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (b) Liens required to be granted from time to time pursuant to the term “Collateral and Guarantee Requirement” shall be subject to exceptions and limitations set forth in the Security Documents and Liens permitted hereunder, (c) in no event shall any Loan Party be required to complete any filings or other action with respect to the perfection of security interests in any jurisdiction outside of the United States, (d) no action to perfect a security interest in motor vehicles and other assets subject to certificates of title shall be required other than the filing of a financing statement under the Uniform Commercial Code and (e) in no event shall the Collateral include any Excluded Assets. The Administrative Agent may grant extensions of time for the creation and perfection of security interests in or the obtaining of title insurance, legal opinions or other deliverables with respect to particular assets or the provision of any Guarantee by any Restricted Subsidiary (including extensions beyond the Effective Date or in connection with assets acquired, or Restricted Subsidiaries formed or acquired, after the Effective Date) where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or the Security Documents.

“Commitment” means (a) with respect to any Lender, its Revolving Commitment, Other Revolving Commitment, Revolving Commitment Increase, Term Commitment, Other Term Commitment or Incremental Term Commitment of any Class or any combination thereof (as the context requires) and (b) with respect to any Swingline Lender, its Swingline Commitment.

“Commitment Fee” has the meaning set forth in Section 2.12(a).

“Compliance Certificate” means a Compliance Certificate required to be delivered pursuant to Section 5.01(c) substantially in the form attached hereto as Exhibit K.

“Consolidated Cash Balance” means the aggregate amount of unrestricted available cash and Permitted Investments of the Parent and its Restricted Subsidiaries as of any date of determination (it being understood that (1) cash or Permitted Investments subject to a control agreement in favor of any Person, other than any control agreement in favor of the Administrative Agent or any Lender that perfects a security interest that secures Secured Obligations, shall be deemed “restricted” and (2) cash or Permitted Investments upon which a Lien in favor of the Administrative Agent or any Lender that secures Secured Obligations has been granted (excluding cash that is cash collateralizing outstanding LC Exposure under Section 2.05) shall be deemed not “restricted”).

“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period, plus:

(a)            without duplication and to the extent deducted (and not added back or excluded) in arriving at such Consolidated Net Income, the sum of the following amounts for such period:

(i)            total interest expense and, to the extent not reflected in such total interest expense, (w) any losses on hedging obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains on such hedging obligations or such derivative instruments, (x) bank and letter of credit fees and costs of surety bonds in connection with financing activities, (y) any premium, make-whole, penalty or breakage payments in respect of indebtedness, and (z) the aggregate amount of all dividends in respect of Disqualified Equity Interests and in respect of the Series B Convertible Preferred Stock;

(ii)            provision for taxes based on income, profits or capital, including federal, foreign, state, franchise, and similar taxes paid or accrued during such period (including in respect of repatriated funds), together with all Restricted Payments made under Section 6.06(a)(ix)(C);

(iii)          depreciation and amortization (including amortization of deferred financing fees or costs);

(iv)          Non-Cash Charges;

(v)           extraordinary (as defined by GAAP as in effect prior to FASB Update No. 2015-01) losses, expenses or charges and unusual losses, expenses or charges and any expenditures (whether paid in cash or accrued as liabilities), in each case, in accordance with GAAP;

(vi)          non-recurring losses, expenses or charges or restructuring charges, accruals or reserves and business optimization expenses, including project startup costs and the costs relating to business optimization initiatives, any one-time expenses relating to enhanced accounting function, transition costs, costs related to the opening, closure and/or consolidation of offices and facilities (including the termination or discontinuance of activities constituting a business) and proposals in connection therewith, whether or not successful, retention charges, contract termination costs, recruiting and signing bonuses and expenses, systems establishment costs, conversion costs and excess pension charges and consulting fees, charges and expenses incurred in connection with litigation (including threatened litigation), any investigation or proceeding (or any threatened investigation or proceeding) by a regulatory, governmental or law enforcement body (including any attorney general) and expenses incurred in connection with casualty events outside the ordinary course of business; provided that the aggregate amount included in Consolidated EBITDA for any Test Period pursuant to this clause (a)(vi), together with the aggregate amount included in Consolidated EBITDA pursuant to clause (a)(vii) and clause (b) of this definition, shall not exceed 20% of Consolidated EBITDA for such Test Period (calculated prior to giving effect to any adjustment pursuant to this clause (vi) and clauses (a)(vii) and (b) of this definition);

(vii)         any expenditures (whether paid in cash or accrued as liabilities) by Parent and its Restricted Subsidiaries in establishing financial, information technology and other similar systems of Parent and its Restricted Subsidiaries, including costs of the transition and integration of any such systems, in connection with any Permitted Acquisition or other Investment permitted by Section 6.04; provided that the aggregate amount included in Consolidated EBITDA for any Test Period pursuant to this clause (a)(vii), together with the aggregate amount included in Consolidated EBITDA pursuant to clauses (a)(vi) and (b) of this definition (other than the amount of cost savings, operating expense reductions or synergies added back pursuant to such clause (b) that are calculated in accordance with Regulation S-X of the Securities Act), shall not exceed 20% of Consolidated EBITDA for such Test Period (calculated prior to giving effect to any adjustment pursuant to this clause (vii) and clauses (a)(vi) and (b) of this definition);

(viii)       the amount of any non-controlling interest expense consisting of subsidiary income attributable to non-controlling equity interests of third parties in any Non-Wholly Owned Subsidiary deducted (and not added back in such period to Consolidated Net Income);

(ix)          indemnity payments for the benefit of directors and officers and any director fees or other similar amounts paid to members of the governing bodies of Parent and its Restricted Subsidiaries with respect to meetings of such governing bodies, committees thereof and other meetings directly related to the business of such governing body;

(x)           losses on asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business);

(xi)         the amount of any net losses from discontinued operations in accordance with GAAP;

(xii)        any non-cash loss attributable to the mark to market movement in the valuation of hedging obligations or other derivative instruments (in the case of both hedging obligations and other derivative instruments to the extent the cash impact resulting from such loss has not been realized) pursuant to Financial Accounting Standards Accounting Standards Codification No. 815—Derivatives and Hedging;

(xiii)       any exceptional, non-recurring or unusual items, changes, expenses (including gains, losses or charges and all fees and expenses relating thereto) or special items;

(xiv)       any expenses, charges or losses that are covered by insurance, indemnification or other reimbursement provisions (to the extent that the proceeds of such insurance, reimbursement or indemnification is not included in income), in each case, to the extent (x) actually received or reimbursed or (y) the Borrower has made a determination that reasonable evidence exists that such insurance, indemnification or reimbursement will be made and (A) such amount has not been denied in writing by the applicable insurer, indemnifying party or obligor within 180 days of the occurrence of such event and (B) such amount is in fact indemnified or reimbursed within 365 days of such determination (with a deduction in the immediately subsequent period for any amount so added back to the extent not so indemnified or reimbursed within such 365 day period);

(xv)        [reserved];

(xvi)       expenses during such period in connection with earn-outs and other deferred payments in connection with any acquisitions constituting an Investment permitted under this Agreement (or any acquisition of any Person or assets made on or prior to the Restatement Date), to the extent included in the calculation of Consolidated Net Income in accordance with GAAP as an accounting adjustment to the extent that the actual amount payable or paid in respect of such earn-outs or other deferred payments exceeds the liability booked by the applicable Person therefor;

(xvii)      non-cash expenses resulting from any employee benefit or management compensation plan or the grant of stock and stock options or other equity and equity based interests to employees of Parent, Holdings, the Borrower, or any Restricted Subsidiary pursuant to a written plan or agreement (including expenses arising from the grant of stock and stock options prior to the Restatement Date) or the treatment of such options or other equity and equity based interests under variable plan accounting;

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(xviii)     any costs or expenses (including any payroll taxes) incurred by Parent, Holdings, Borrower or any Restricted Subsidiary pursuant to any management equity plan, profits interest or stock option plan or any other management or employee benefit plan or agreement (including as a result of curtailments or modifications to pension and post-retirement employee benefit plans or any stock subscriptions, stockholders or partnership agreement), to the extent that such costs or expenses are funded with cash proceeds contributed to the capital of the Borrower or net cash proceeds of an issuance of Equity Interests of Parent (other than Disqualified Equity Interests), in each case, other than any amount designated as a Cure Amount or any amount used in the Available Amount;

(xix)        all losses, charged and expenses related to payments made to holders of options or other derivative equity interests of such Person or any direct or indirect parent thereof in connection with, or as a result of, any distribution being made to equity holders of such Person or any direct or indirect parent thereof, which payments are being made to compensate such holders as though they were equity holders at the time of, and entitled to share in, such distribution to the extent permitted by the Agreement;

(xx)         any costs or expenses incurred in respect of payments to rating agencies in connection with compliance with Section 5.14; plus

(b)           without duplication, the amount of “run rate” cost savings, operating expense reductions and cost synergies projected by the Borrower in good faith to be realized in connection with (x) any restructuring of Parent, Holdings, the Borrower or any of the Restricted Subsidiaries not in the ordinary course of business, or (y) any Permitted Acquisition or other Investment permitted under Section 6.04 or Disposition of all or substantially all Equity Interests in any Restricted Subsidiary or any division, product line or facility used for operations of Parent, Holdings, the Borrower or any of the Restricted Subsidiaries, in each case, that are projected by the Borrower in good faith to be realized no later than 18 months after the consummation of such transaction (which cost savings, operating expense reductions and cost synergies projected to result from any such action shall be added to Consolidated EBITDA for any Test Period ending not more than 18 months after such action is taken as though such cost savings, operating expense reductions and cost synergies had been realized on the first day of the relevant Test Period), net of the amount of actual benefits realized from such actions; provided that (A) such cost savings, operating expenses or cost synergies are factually supportable, (B) no cost savings, operating expense reductions or cost synergies shall be added pursuant to this clause (b) to the extent duplicative of any expenses or charges or other amounts included in Consolidated EBITDA in clause (a) above (it being understood and agreed that “run rate” means the full recurring benefit that is associated with any action taken) and (C) the aggregate amount of cost savings, operating expense reductions or cost synergies added pursuant to this clause (b), when taken together with the aggregate amount included in Consolidated EBITDA pursuant to clauses (a)(vi) and (a)(vii) of this definition, shall not exceed 20% of Consolidated EBITDA for such Test Period (calculated prior to giving effect to any adjustment pursuant to clause (a)(vi)  and clause(a)(vii) and this clause (b)); less

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(c)           without duplication and to the extent included in arriving at such Consolidated Net Income, the sum of the following amounts for such period:

(i)            extraordinary (as defined by GAAP as in effect prior to FASB Update No. 2015-01) gains and unusual or non-recurring gains, in accordance with GAAP;

(ii)           non-cash gains (excluding any non-cash gain to the extent it represents the reversal of an accrual or reserve for a potential cash item that reduced Consolidated Net Income or Consolidated EBITDA in any prior period);

(iii)          gains on asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business);

(iv) the amount of any non-controlling interest income consisting of subsidiary loss attributable to non-controlling equity interests of third parties in any Non-Wholly Owned Subsidiary added (and not deducted in such period from Consolidated Net Income);

(v)          the excess of actual cash rent paid over rent expense during such period due to the use of straight line rent for GAAP purposes; and

(vi)         gains during such period in connection with earn-outs and other deferred payments in connection with any acquisitions constituting an Investment permitted under this Agreement, to the extent included in the calculation of Consolidated Net Income in accordance with GAAP as an accounting adjustment to the extent that the actual amount payable or paid in respect of such earn-outs or other deferred payments is less than the liability booked by the applicable Person therefor;

in each case, as determined on a consolidated basis for Parent, Holdings, the Borrower and the Restricted Subsidiaries in accordance with GAAP; provided that,

(I)          there shall be excluded in determining Consolidated EBITDA currency translation gains and losses related to currency re-measurements of Indebtedness (including the net loss or gain resulting from hedging agreements for currency exchange risk and revaluations of intercompany balances),

(II)         there shall be excluded in determining Consolidated EBITDA for any period any adjustments resulting from the application of (i) Financial Accounting Standards Accounting Standards Codification (“FASB ASC”) No. 815—Derivatives and Hedging, and (ii) FASB ASC 480-10 regarding accounting for financial instruments with debt and equity characteristics,

(III)       there shall be included in determining Consolidated EBITDA for any period, without duplication, the Acquired EBITDA of any Person, property, business or asset acquired by Parent, Holdings, the Borrower or any Restricted Subsidiary during such period to the extent not subsequently sold, transferred or otherwise disposed of (but not including the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired) (each such Person, property, business or asset acquired, including pursuant to a transaction consummated prior to the Restatement Date, and not subsequently so disposed of, an “Acquired Entity or Business”), in each case based on the Acquired EBITDA of such Acquired Entity or Business for such period (including the portion thereof occurring prior to such acquisition or conversion) determined on a historical Pro Forma Basis; and

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(IV)       there shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, or any division, product line or facility used for operations of Holdings, the Borrower or any of the Restricted Subsidiaries, sold, transferred or otherwise disposed of by Holdings, the Borrower or any Restricted Subsidiary during such period (each such Person, property, business or asset so sold, transferred or otherwise disposed of, closed or classified, a “Sold Entity or Business”), in each case, based on the Disposed EBITDA of such Sold Entity or Business for such period (including the portion thereof occurring prior to such sale, transfer, disposition, closure, classification or conversion) determined on a historical Pro Forma Basis.

In addition, to the extent not already included in the Consolidated EBITDA of such Person and its Restricted Subsidiaries in any period, notwithstanding anything to the contrary in the foregoing, Consolidated EBITDA shall include additional adjustments of the type evidenced by or contained in a due diligence quality of earnings report prepared (x) by Grant Thornton and dated as of April 2020 and (y) with respect to any Permitted Acquisition or other Investment permitted under this Agreement that has not been consummated (or, solely for purposes of determining the permissibility of any Permitted Acquisition or other Investment that constitutes a Limited Condition Transaction, a definitive agreement or other binding obligation with respect to which has been entered into) and made available to the Administrative Agent by (A) a “big-four” nationally recognized accounting firm or B) any other accounting firm that shall be reasonably acceptable to the Administrative Agent or (3) consistent with Regulation S-X.

Notwithstanding anything to the contrary contained herein, for purposes of determining Consolidated EBITDA under this Agreement for any period that includes any of the fiscal quarters ended June 30, 2019, September 30, 2019, December 31, 2019 and March 31, 2020, Consolidated EBITDA for such fiscal quarters shall be deemed to be $(1,411,000), $20,637,000, $34,647,000 and $11,204,000, respectively, in each case as may be subject to addbacks and adjustments (without duplication) pursuant to clause (b) and Section 1.08(c) for the applicable Test Period. For the avoidance of doubt, Consolidated EBITDA shall be calculated, including pro forma adjustments, in accordance with Section 1.08.

“Consolidated Net Debt” means, as of any date of determination, (a) Consolidated Total Debt minus (b) the aggregate amount of cash and Permitted Investments of Parent, Holdings, the Borrower and the Restricted Subsidiaries (in each case, free and clear of all liens, other than Liens permitted pursuant to Section 6.02, and excluding (x) cash and Permitted Investments which are listed as “restricted” on the consolidated balance sheet of Parent, Holdings, the Borrower and the Restricted Subsidiaries as of such date in accordance with GAAP and (y) cash and Permitted Investments which are held by Parent, Holdings, the Borrower or any Restricted Subsidiary in deposit accounts, securities accounts or similar accounts that are located in an Excluded Jurisdiction) in an aggregate amount for this clause (b), not to exceed $40,000,000; provided that no cash and Permitted Investments of Parent, Holdings, the Borrower and the Restricted Subsidiaries may be deducted in the determination of Consolidated Net Debt for purposes of the calculation of the Senior Secured Net Leverage Ratio in connection with determining compliance with the Financial Performance Covenant unless such cash and Permitted Investments are subject to a Control Agreement; provided, further, that, notwithstanding the foregoing, solely for purposes of determining compliance with the Financial Performance Covenant and except to the extent of the amount of PPP Loans that is not forgiven or not reasonably expected to be forgiven, any proceeds of the PPP Loan shall be deemed not to constitute cash that can be deducted pursuant to clause (b) (for purposes of measuring the amount of PPP Loan proceeds that would otherwise constitute cash that can be deducted pursuant to clause (b) at any time, such amount shall be deemed to be the original amount of the PPP Loan proceeds less the amount of payments made by any Borrower or any of its Subsidiaries for the permitted purposes set forth in the CARES Act (it being understood that in no event shall the amount of PPP Loan proceeds be less than zero)). For the avoidance of doubt, Consolidated Net Debt shall in no event include any PPP Loans (solely for purposes of determining compliance with the Financial Performance Covenant and except to the extent of any amount of PPP Loans that is not forgiven or not reasonably expected to be forgiven).

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“Consolidated Net Income” means, for any period, the net income (loss) of Parent, Holdings, the Borrower and the Restricted Subsidiaries (or, when the reference is made to another Person, for such other Person and its Restricted Subsidiaries) for such period determined on a consolidated basis in accordance with GAAP, excluding, without duplication:

(a)	accruals and reserves that are established or adjusted as a result of any Permitted Acquisition or other Investment permitted pursuant to Section 6.04 in accordance with GAAP (including any adjustment of estimated payouts on existing earn-outs)

(b)	the cumulative effect of a change in accounting principles during such period to the extent included in Consolidated Net Income,

(c)	Transaction Costs,

(d)	any fees, costs and expenses (including any transaction or retention bonus) incurred during such period, or any amortization thereof for such period, in connection with any Permitted Acquisition or other Investment permitted by Section 6.04, Capital Expenditures, non-ordinary course asset disposition or acquisition, issuance or repayment of debt (including financing and refinancing fees and any premium, make-whole, penalty or breakage paid in connection with redeeming or retiring indebtedness prior to its stated maturity), issuance of equity securities, and establishment of joint ventures, strategic alliances or similar arrangements, refinancing transaction or amendment or other modification of any debt instrument (in each case, including any such transaction consummated prior to the Restatement Date and any such transaction undertaken but not completed),

(e)	any net income (loss) for such period attributable to the early extinguishment of Indebtedness, hedging agreements or other derivative instruments,

(f)	non-cash stock-based award compensation expenses,

(g)	any income (loss) attributable to deferred compensation plans or trusts,

(h)	any net income (loss) for such period of any Person if such Person is not a Restricted Subsidiary, except that Consolidated Net Income shall include the aggregate amount of cash or cash equivalents actually distributed by such Person during such period to Parent, Holdings, the Borrower or any Restricted Subsidiary as a dividend or other distribution,

(i)	any net income (loss) from Investments recorded using the equity method, but including any cash distributions of earnings received by Parent, Holdings, the Borrower or any Restricted Subsidiary from Investments recorded using the equity method,

(j)	any income (loss) of any Restricted Subsidiary (other than a Loan Party) to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, except to the extent cash equal to such income (or a portion thereof) for such period is actually distributed by such Restricted Subsidiary, directly or indirectly, to a Loan Party or is readily procurable, directly or indirectly, by a Loan Party from such Subsidiary pursuant to a repayment of an intercompany loan, a repurchase of Equity Interests by such Subsidiary, a factoring arrangement, a royalty agreement, a transfer pricing agreement, a management fee arrangement or management agreement or otherwise, and

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(k)	any income attributable to the Decco Proceeds.

There shall be included in Consolidated Net Income, without duplication, the amount of any cash tax benefits related to the tax amortization of intangible assets in such period. There shall be excluded from Consolidated Net Income for any period the effects from applying acquisition method accounting, including, but not limited to, applying acquisition method accounting to inventory, property and equipment, leases, software and other intangible assets and deferred revenue (including deferred costs related thereto and deferred rent) required or permitted by GAAP and related authoritative pronouncements (including the effects of such adjustments pushed down to Holdings, the Borrower and the Restricted Subsidiaries, and any fair value step-up adjustments), as a result of the Restatement Date Transactions, any acquisition consummated prior to the Restatement Date and any Permitted Acquisitions or the amortization or write-off of any amounts thereof.

“Consolidated Total Assets” means, the consolidated total assets of Parent, Holdings, the Borrower and the Restricted Subsidiaries as set forth on the consolidated balance sheet of Parent as of the most recent period for which financial statements were required to have been delivered pursuant to Sections 5.01(a) and (b).

“Consolidated Total Debt” means, as of any date of determination, the aggregate principal amount of Indebtedness of Parent, Holdings, the Borrower and the Restricted Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of acquisition method accounting in connection with any Permitted Acquisition (or other similar Investment permitted hereunder)) consisting only of Indebtedness for borrowed money, unreimbursed obligations under drawn letters of credit, obligations in respect of Capitalized Leases and purchase money debt; provided that such definition of “Consolidated Total Debt” shall not include (i) any amounts with respect to undrawn letters of credit that have been cash collateralized or amounts on deposit with respect to performance or similar bonds, including surety bonds, (ii) obligations under Swap Contracts (but including unpaid termination payments under Swap Contracts), (iii) for the avoidance of doubt, undrawn amounts under revolving credit facilities and (iv) obligations in respect of the Series B Convertible Preferred Stock.

“Consolidated Working Capital” means, at any date, the excess of (a) the sum of all amounts (other than cash and Permitted Investments) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of Parent, Holdings, the Borrower and the Restricted Subsidiaries at such date, excluding the current portion of current and deferred income taxes over (b) the sum of all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of Holdings, the Borrower and the Restricted Subsidiaries on such date, including current and long-term deferred revenue but excluding, without duplication, (i) the current portion of any Funded Debt, (ii) all Indebtedness consisting of Loans and obligations under Letters of Credit to the extent otherwise included therein, (iii) the current portion of interest, (iv) the current portion of current and deferred income taxes, (v) the accrual of any costs or expenses related to restructuring reserves and (vi) the current portion of pension liabilities; provided that, for purposes of calculating Excess Cash Flow, increases or decreases in working capital (A) arising from acquisitions or dispositions by Parent, Holdings, the Borrower and the Restricted Subsidiaries shall be measured from the date on which such acquisition or disposition occurred until the first anniversary of such acquisition or disposition with respect to the Person subject to such acquisition or disposition and (B) shall exclude (I) the impact of non-cash adjustments contemplated in the Excess Cash Flow calculation, (II) the impact of adjusting items in the definition of Consolidated Net Income and (III) any changes in current assets or current liabilities as a result of (x) any reclassification in accordance with GAAP of assets or liabilities, as applicable, between current and noncurrent or (y) the effects of acquisition method accounting.

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“Contract Consideration” has the meaning assigned to such term in the definition of “Excess Cash Flow.”

“Contribution Indebtedness” means Indebtedness of the Borrower or any Restricted Subsidiary in a principal amount not in excess of the aggregate amount of cash contributions (other than in respect of any Equity Interests issued in connection with any Cure Rights, any amount that increases the Available Amount Equity Component or amounts applied in connection with Section 6.04(x) or 6.06(a)(xvi)) made after the Restatement Date to Parent (and contributed by Parent to the Borrower as common equity) in exchange for or as a contribution to Qualified Equity Interests of Parent.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies, or the dismissal or appointment of the management, of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Control Agreement” shall mean, with respect to any deposit account, securities account or commodity account maintained in the United States, an agreement, in form and substance reasonably satisfactory to the Collateral Agent and the Loan Party maintaining such account, among the Collateral Agent, the financial institution or other Person at which such account is maintained and the Loan Party maintaining such account, effective to grant “control” (within the meaning of Article 8 and 9 under the applicable UCC) over such account to the Collateral Agent.

“Copyright Security Agreement” has the meaning assigned to such term in the Collateral Agreement.

“Covered Party” shall have the meaning specified in Section 9.19.

“Credit Agreement Refinancing Indebtedness” means Term Loan Refinancing Indebtedness and Revolver Refinancing Indebtedness.

“Cumulative Retained Excess Cash Flow Amount” means, at any time, an amount, not less than zero in the aggregate, determined on a cumulative basis equal to the aggregate cumulative sum of the Retained Excess Cash Flow Percentage of Excess Cash Flow for all Excess Cash Flow Periods ending after the Restatement Date and prior to such date.

“Cure Amount” has the meaning assigned to such term in Section 7.02(a).

“Cure Right” has the meaning assigned to such term in Section 7.02(a).

“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

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“Decco Litigation Matter” means that certain litigation matter captioned as AgroFresh Inc. v. Essentiv LLC, 16-cv-662, U.S. District Court, District of Delaware (Wilmington).

“Decco Proceeds” means any cash proceeds actually received by the Parent, Holdings or Borrower that are awarded at any time in connection with the Decco Litigation Matter, net of all costs and expenses (including attorney's fees) incurred in connection with discovering, investigating, pursuing, negotiating and settling the Decco Litigation Matter.

“Declined Proceeds” has the meaning assigned to such term in Section 2.11(h).

“Default” means any event or condition that constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Default Right” shall have the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Defaulting Lender” means, subject to Section 2.22(b), any Lender that, as reasonably determined by the Administrative Agent, (a) has refused (which refusal may be given verbally or in writing and has not been retracted) or failed to perform any of its funding obligations hereunder, including in respect of its Loans or participations in respect of Letters of Credit or Swingline Loans, within one (1) Business Day of the date required to be funded by it hereunder, unless such obligation is the subject of a good faith dispute, (b) has notified the Borrower or the Administrative Agent that it does not intend to comply with its funding obligations or has made a public statement or provided any written notification to any Person to that effect with respect to its funding obligations hereunder or generally under other agreements in which it commits to extend credit, unless such obligation is the subject of a good faith dispute, (c) has failed, within three (3) Business Days after request by the Administrative Agent (whether acting on its own behalf or at the reasonable request of the Borrower (it being understood that the Administrative Agent shall comply with any such reasonable request)), to confirm in a manner satisfactory to the Administrative Agent and the Borrower that it will comply with its funding obligations (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, on or after the Restatement Date and other than in connection with an Undisclosed Administration (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment, unless, in the case of this clause (d), the Borrower and the Administrative Agent are each reasonably satisfied that such Lender will remain capable of performing its obligations hereunder or (iv) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in, or provide such Lender with, immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Government Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with any such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error.

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“Defaulting Lender Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the Issuing Bank, such Defaulting Lender’s Applicable Percentage of the outstanding Letter of Credit obligations other than Letter of Credit obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or cash collateralized in accordance with the terms hereof and (b) with respect to the Swingline Lender, such Defaulting Lender’s Applicable Percentage of Swingline Loans other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or cash collateralized in accordance with the terms hereof.

“Designated Non-Cash Consideration” means the fair market value (as determined by the Borrower in good faith) of non-cash consideration received by the Borrower or any Restricted Subsidiary in connection with any Disposition pursuant to Section 6.05(j) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer of the Borrower, setting forth the basis of such valuation (which amount will be reduced by the amount of cash or Permitted Investments received in connection with a subsequent sale or conversion of such Designated Non-Cash Consideration to cash or Permitted Investments).

“Discount Prepayment Accepting Lender” has the meaning assigned to such term in Section 2.11(a)(ii)(B).

“Discount Range” has the meaning assigned to such term in Section 2.11(a)(ii)(C).

“Discount Range Prepayment Amount” has the meaning assigned to such term in Section 2.11(a)(ii)(C).

“Discount Range Prepayment Notice” means a written notice of a Borrower Solicitation of Discount Range Prepayment Offers made pursuant to Section 2.11(a)(ii)(C) substantially in the form of Exhibit G-3.

“Discount Range Prepayment Offer” means the irrevocable written offer by a Term Lender, substantially in the form of Exhibit G-4, submitted in response to an invitation to submit offers following the Auction Agent’s receipt of a Discount Range Prepayment Notice.

“Discount Range Prepayment Response Date” has the meaning assigned to such term in Section 2.11(a)(ii)(C).

“Discount Range Proration” has the meaning assigned to such term in Section 2.11(a)(ii)(C).

“Discounted Prepayment Determination Date” has the meaning assigned to such term in Section 2.11(a)(ii)(D).

“Discounted Prepayment Effective Date” means in the case of a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discounted Prepayment Offers or Borrower Solicitation of Discount Range Prepayment Offer, five (5) Business Days following the receipt by each relevant Term Lender of notice from the Auction Agent in accordance with Section 2.11(a)(ii)(B), Section 2.11(a)(ii)(C) or Section 2.11(a)(ii)(D), as applicable unless a shorter period is agreed to between the Borrower and the Auction Agent.

“Discounted Term Loan Prepayment” has the meaning assigned to such term in Section 2.11(a)(ii)(A).

“Disposed EBITDA” means, with respect to any Sold Entity or Business for any period, the amount (which may be less than zero) for such period of Consolidated EBITDA of such Sold Entity or Business (determined as if references to Parent, Holdings, the Borrower and the Restricted Subsidiaries in the definition of the term “Consolidated EBITDA” (and in the component financial definitions used therein) were references to such Sold Entity or Business and its subsidiaries), all as determined on a consolidated basis for such Sold Entity or Business.

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“Disposition” has the meaning assigned to such term in Section 6.05.

“Disqualified Equity Interest” means, with respect to any Person, any Equity Interest in such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable, either mandatorily or at the option of the holder thereof), or upon the happening of any event or condition:

(a)   matures or is mandatorily redeemable (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests), whether pursuant to a sinking fund obligation or otherwise;

(b)   is convertible or exchangeable, either mandatorily or at the option of the holder thereof, for Indebtedness or Equity Interests (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests);

(c)   is redeemable (other than (x) solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests or (y) at the option of the issuer thereof) or is required to be repurchased by such Person or any of its Affiliates, in whole or in part, at the option of the holder thereof; or

(d)   is entitled to receive scheduled dividends or distributions in cash in each case, on or prior to the date that is ninety-one (91) days after the Latest Maturity Date; provided, however, that (i) an Equity Interest in any Person that would not constitute a Disqualified Equity Interest but for terms thereof giving holders thereof the right to require such Person to redeem or purchase such Equity Interest upon the occurrence of an “asset sale”, “casualty or condemnation event” or a “change in control” or similar event shall not constitute a Disqualified Equity Interest if any such requirement becomes operative only after repayment in full of all the Loans and all other Loan Document Obligations that are accrued and payable, the cancellation or expiration of all Letters of Credit and the termination of the Commitments, (ii) if an Equity Interest in any Person is issued pursuant to any plan for the benefit of employees of Parent, Holdings, the Borrower or any of the Restricted Subsidiaries or by any such plan to such employees, such Equity Interest shall not constitute a Disqualified Equity Interest solely because it may be required to be repurchased by Parent, Holdings, the Borrower or any of the Restricted Subsidiaries in order to satisfy applicable statutory or regulatory obligations of such Person, and (iii) if an Equity Interest in any Person is issued to any current or former officer, manager, consultant, director or employee (or their respective spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees) of Holdings, Parent, the Borrower or the Restricted Subsidiaries, such Equity Interest shall not constitute a Disqualified Equity Interest solely because such Equity Interest may be required to be redeemed or repurchased upon the death, disability, retirement or termination of employment of any such Person.

“Disqualified Lenders” means (i) certain financial institutions and other entities identified in writing by Parent to the Lead Arrangers on or prior to the Restatement Date (and affiliates of such identified entities (other than Bona Fide Debt Funds) that are reasonably identifiable as affiliates solely on the basis of their name (provided that no Lender shall have an obligation to carry out due diligence in order to identify such affiliates)), (ii) bona fide competitors of the Borrower and its Subsidiaries identified in writing from time to time (and affiliates thereof (other than Bona Fide Debt Funds) that are reasonably identifiable as affiliates solely on the basis of their name (provided that no Lender shall have an obligation to carry out due diligence in order to identify such affiliates)), (iii) any Persons which are unable to certify that they are not competitors (or Affiliates of any such competitors) of the Borrower or any of its Subsidiaries or (iv) any affiliates of the Lead Arrangers that are engaged as principals primarily in private equity or venture capital.

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“Division” means the division of a limited liability company into two or more limited liability companies pursuant to a “plan of division” or similar method within the meaning of the Delaware Limited Liability Company Act or similar statute in any other state.

“dollars” or “$” refers to lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary that is not a Foreign Subsidiary.

“ECF Percentage” means, with respect to the prepayment required by Section 2.11(d) with respect to any fiscal year of Parent, if the Senior Secured Net Leverage Ratio (prior to giving effect to the applicable prepayment pursuant to Section 2.11(d)) as of the end of such fiscal year is (a) greater than 3.25:1.00, 50% of Excess Cash Flow for such fiscal year, (b) greater than 2.75:1.00 but less than or equal to 3.25:1.00, 25% of Excess Cash Flow for such fiscal year and (c) less than or equal to 2.75:1.00, 0% of Excess Cash Flow for such fiscal year.

“Early Opt-in Election” means the occurrence of:

(1) (i) a determination by the Administrative Agent or (ii) a notification by the Required Lenders to the Administrative Agent (with a copy to the Borrower) that the Required Lenders have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 2.14 are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace LIBOR, and

(2) (i) the election by the Administrative Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in a EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means July 31, 2015.

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person (other than Parent, Holdings, the Borrower or any of their Affiliates), other than, in each case, (i) a natural person, (ii) a Defaulting Lender or (iii) so long as the list of Disqualified Lenders is made available to any requesting Lenders or potential assignee, any Disqualified Lender.

“Engagement Letter” means that certain Engagement Letter, dated as of June 6, 2020, among BMO Capital Markets Corp., Parent and any parties joined thereto pursuant to the terms thereof.

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“Environmental Laws” means all applicable treaties, rules, regulations, codes, ordinances, judgments, orders, decrees and other applicable Requirements of Law, in each instance relating to the protection of the environment, to preservation or reclamation of natural resources, to Release or threatened Release of any Hazardous Material or to the extent relating to exposure to Hazardous Materials, to health or safety matters.

“Environmental Liability” means any liability, obligation, loss, claim, action, order or cost, contingent or otherwise (including any liability for damages, costs of medical monitoring, costs of environmental remediation or restoration, administrative oversight costs, consultants’ fees, fines, penalties and indemnities), of Holdings, the Borrower or any Restricted Subsidiary directly or indirectly resulting from or based upon (a) any actual or alleged violation of any Environmental Law or permit, license or approval issued thereunder, (b) Environmental Laws and the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed by Parent or any of its Subsidiaries or imposed upon the Parent or any of its Subsidiaries with respect to any of the foregoing.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person; provided, that any instruments evidencing Indebtedness convertible or exchangeable for Equity Interests shall not be deemed to be Equity Interests unless and until such instrument is so converted or exchanged.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with a Loan Party, is treated as a single employer under Section 414(b) or 414(c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is also treated as a single employer under Section 414(m) and (o) of the Code.

“ERISA Event” means (a) a “reportable event,” as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which notice is waived); (b) the failure by any Plan to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, whether or not waived or a failure of a Loan Party or ERISA Affiliate to make any required contribution to a Multiemployer Plan (unless such failure is corrected by the final due date for the plan year for which such failure occurred); (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) a determination that a Plan is, or is expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code) or “critical and declining” status (within the meaning of Section 305 of ERISA); (e) the incurrence by a Loan Party or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan, a withdrawal by any Loan Party or any ERISA Affiliate from a Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA), or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (f) the receipt by a Loan Party or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan or the filing of a notice of intent to terminate, the treatment of a Plan or Multiemployer Plan amendment as a termination under Section 4041 or 4041A of ERISA; (g) the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; (h) the receipt by a Loan Party or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from a Loan Party or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Title IV of ERISA or in “endangered status” or “critical status”, within the meaning of Section 305(b) of ERISA; (i) the imposition of any material liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any ERISA Affiliate; or (j) the occurrence of a non-exempt prohibited transaction with respect to any Plan maintained or contributed to by any Loan Party (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which could reasonably be expected to result in material liability to any Loan Party.

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“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurodollar” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Eurodollar Rate

“Eurodollar Borrowing” has the meaning assigned to such term in Section 1.02.

“Eurodollar Loan” has the meaning assigned to such term in Section 1.02.

“Eurodollar Revolving Borrowing” has the meaning assigned to such term in Section 1.02.

“Eurodollar Revolving Loan” has the meaning assigned to such term in Section 1.02.

“Event of Default” has the meaning assigned to such term in Section 7.01.

“Excess Cash Flow” means, for any period, an amount equal to the excess of:

(a)	the sum, without duplication, of:

(i)         Consolidated Net Income for such period,

(ii)        an amount equal to the amount of all Non-Cash Charges (including depreciation and amortization), in each case, to the extent deducted in arriving at such Consolidated Net Income,

(iii)       decreases in Consolidated Working Capital for such period,

(iv)      an amount equal to the aggregate net non-cash loss on dispositions by Parent, Holdings, the Borrower and the Restricted Subsidiaries during such period (other than dispositions in the ordinary course of business) to the extent deducted in arriving at such Consolidated Net Income,

(v)       the amount deducted as tax expense in determining Consolidated Net Income to the extent in excess of cash taxes paid (including the amount of Restricted Payments under 6.06(a)(ix)(C)) in such period,

(vi)      cash receipts in respect of Swap Agreements during such period to the extent not otherwise included in Consolidated Net Income,

(vii)      cash income or gain (actually received in cash) excluded from the calculation of Consolidated Net Income for such period pursuant to the definition thereof, and

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  (viii) cash received by Parent or any Restricted Subsidiary during such period in respect of any amount that reduced Excess Cash Flow in a prior period pursuant to clause (b)(xiv) below, less:

(b)	the sum, without duplication, of:

(i)         an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income (including any amounts included in Consolidated Net Income pursuant to the last sentence of the definition of “Consolidated Net Income” to the extent such amounts are due but not received during such period) and cash charges included in clauses (a) through (j) of the definition of Consolidated Net Income (other than cash charges in respect of Transaction Costs paid on or about the Restatement Date to the extent financed with the proceeds of Indebtedness incurred on the Restatement Date),

(ii)        without duplication of amounts deducted pursuant to clause (ix) below in prior periods, the amount of Capital Expenditures made in cash during such period, except to the extent that such Capital Expenditures were financed with the proceeds of long-term Indebtedness of Parent, Holdings, the Borrower or the Restricted Subsidiaries (other than revolving Indebtedness) or with the proceeds from the issuance or sale of Equity Interests or a Disposition or Casualty Event,

(iii)       the aggregate amount of all principal payments, purchases or other retirements of Indebtedness of Parent, Holdings, the Borrower and the Restricted Subsidiaries (including (A) the principal component of payments in respect of Capitalized Leases and (B) repayments of the Term Loans pursuant to Section 2.10(a) and the amount of any mandatory prepayment of Term Loans pursuant to Section 2.11(c) with the Net Proceeds from an event of the type specified in clause (a) of the definition of “Prepayment Event” to the extent required due to a disposition that resulted in an increase to Consolidated Net Income and not in excess of the amount of such increase but excluding (X) all other prepayments of Term Loans (Y) all prepayments of Revolving Loans and Swingline Loans made during such period and (Z) all prepayments of revolving credit facilities (other than in respect of any revolving credit facility to the extent there is an equivalent permanent reduction in commitments thereunder)), except to the extent financed with the proceeds of other long-term Indebtedness of Parent, Holdings, the Borrower or the Restricted Subsidiaries (other than revolving Indebtedness) or with the proceeds from the issuance or sale of Equity Interests or a Disposition or Casualty Event, in each case, valued at the purchase price to the extent less than the principal amount prepaid, purchased or retired,

(iv)     an amount equal to the aggregate net non-cash gain on dispositions by Parent, Holdings, the Borrower and the Restricted Subsidiaries during such period (other than dispositions in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income,

(v)       increases in Consolidated Working Capital for such period,

(vi)      without duplication of amounts deducted pursuant to clause (ix) below in prior periods, the amount of Investments and acquisitions made in cash during such period pursuant to Section 6.04(b), (f), (h), (m) (to the extent such Investment is made in reliance on clause (a)(i) of the definition of “Available Amount”), (n), (p), (v), (z), (aa) or (cc) to the extent that such Investments and acquisitions were financed with Internally Generated Cash of Parent, Holdings, the Borrower and the Restricted Subsidiaries,

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(vii)     the amount of dividends paid and other Restricted Payments made during such period pursuant to Sections 6.06(a)(iii), (v), (vii), (ix) or (xv) to the extent such dividends, or other Restricted Payments were financed with Internally Generated Cash of Parent, Holdings, the Borrower and the Restricted Subsidiaries,

(viii)     the aggregate amount of any premium, make-whole, breakage or penalty payments actually paid in cash by Parent, Holdings, the Borrower and the Restricted Subsidiaries during such period that are required to be made in connection with any prepayment of Indebtedness that results in a deduction pursuant to clause (b)(iii) above, in each case, to the extent financed with Internally Generated Cash of Parent, Holdings, the Borrower and the Restricted Subsidiaries,

(ix)       without duplication of amounts deducted from Excess Cash Flow in such period or any other period, at the option of the Borrower, (1) the aggregate consideration required to be paid in cash by Parent, Holdings, the Borrower or any of the Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such period and (2) any planned cash expenditures by Borrower or any of the Restricted Subsidiaries (the “Planned Expenditures”), in the case of clauses (1) and (2) relating to payments of Indebtedness set forth in clause (iii) above, dividends and other Restricted Payments set forth in clause (vii) above, Permitted Acquisitions, other Investments or Capital Expenditures to be consummated or made during the period of four (4) consecutive fiscal quarters of the Borrower following the end of such period; provided that to the extent the aggregate amount of Internally Generated Cash actually utilized to finance such payments of Indebtedness, dividends and other Restricted Payments, Permitted Acquisitions, Investments or Capital Expenditures during such period of four consecutive fiscal quarters is less than the Contract Consideration and Planned Expenditures, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters,

(x)        cash payments by Parent, Holdings, the Borrower and the Restricted Subsidiaries during such period in respect of long-term liabilities of Parent, Holdings, the Borrower and the Restricted Subsidiaries (other than Indebtedness) to the extent financed with Internally Generated Cash of Parent, Holdings, the Borrower and the Restricted Subsidiaries,

(xi)       cash expenditures in respect of Swap Agreements during such fiscal year to the extent not deducted in arriving at such Consolidated Net Income,

(xii)      cash expenditures made during such period in respect of accruals and reserves in effect as of the Restatement Date,

(xiii)     the amount of cash taxes paid in such period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such period, and

(xiv)     an amount equal to the aggregate amount of Decco Proceeds to the extent included in arriving at such Consolidated Net Income.

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“Excess Cash Flow Period” means each fiscal year of the Parent commencing with and including the fiscal year ending December 31, 2020 but in all cases for purposes of calculating the Cumulative Retained Excess Cash Flow Amount shall only include such fiscal years for which financial statements and a Compliance Certificate have been delivered in accordance with Sections 5.01(a) and 5.01(c) and for which any prepayments required by Section 2.11(d) (if any) have been made (it being understood that the Retained Percentage of Excess Cash Flow for any Excess Cash Flow Period shall be included in the Cumulative Retained Excess Cash Flow Amount regardless of whether a prepayment is required by Section 2.11(d)).

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time.

“Excluded Assets” has the meaning assigned to such term in the Collateral Agreement.

“Excluded Deposit Accounts” shall mean the following deposit accounts: (a) accounts exclusively used to hold Trust Funds, (b) accounts, amounts on deposit in which do not exceed an average daily balance over the most recently ended fifteen (15) days period of $750,000 individually and $1,500,000 for all such accounts in the aggregate at any one time and (c) any zero balance accounts provided the amount on deposit therein does not exceed the amount necessary to cover outstanding checks, amounts necessary to maintain minimum deposit requirements and amounts necessary to pay the depository institution’s fees and expenses.

“Excluded Jurisdiction” means all countries other than the United States, Canada, Australia, New Zealand, Japan, Singapore, Israel, the United Kingdom and countries that are members of the European Union.

“Excluded Subsidiary” means (a) any Subsidiary that is not a Wholly Owned Subsidiary of Parent to the extent equity interest in such Subsidiary is not permitted by the terms of such organizational or joint venture documents to serve as Collateral, (b) any Foreign Subsidiary, (c) any CFC Holding Company, (d) any Immaterial Subsidiary, (e) any Unrestricted Subsidiary, (f) any Subsidiary that is prohibited (but only for so long as prohibited) by applicable law, rule or regulation or contractual obligation existing on the Effective Date or, if later, the date it first becomes a Subsidiary (in each case, so long as such prohibition was not created in contemplation of such entity becoming a Subsidiary of the Borrower), from guaranteeing the Secured Obligations, (g) any Subsidiary that would require the consent, approval, license or authorization from any Governmental Authority to guarantee the Secured Obligations, (h) any Subsidiary for which providing a Guarantee could reasonably be expected to result in a material adverse tax consequence to Parent, Holdings, Borrower, or one of their Subsidiaries as determined in good faith by the Borrower and the Administrative Agent, and (i) any other Subsidiary excused from becoming a Loan Party pursuant to the last paragraph of the definition of the term “Collateral and Guarantee Requirement”; provided that no Subsidiary that provides a Guarantee in respect of any Credit Agreement Refinancing Indebtedness shall be an Excluded Subsidiary.

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“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder or under any other Loan Document, as applicable, (a) Taxes measured by or imposed on such recipient’s net income (however denominated) and franchise (or similar) Taxes imposed on such recipient in lieu of income Taxes by (i) the laws of the United States of America, or the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, or (ii) any other jurisdiction as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than a connection arising from such recipient having executed, delivered, or become a party to, performed its obligations or received payments under, received or perfected a security interest under, sold or assigned an interest in, engaged in any other transaction pursuant to, or enforced, any Loan Documents), (b) any branch profits Tax imposed by the United States of America or any similar Tax imposed by any other jurisdiction described in clause (a) above, (c) any withholding Tax that is attributable to a recipient’s failure to comply with Section 2.17(f), (d) any U.S. federal withholding Taxes imposed under FATCA and (e) except in the case of an assignee pursuant to a request by the Borrower under Section 2.19 hereto, any U.S. federal withholding Taxes imposed due to a Requirement of Law in effect at the time a Lender becomes a party hereto (or designates a new lending office), except to the extent that such Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts with respect to such withholding Tax under Section 2.17(a).

“Existing Credit Agreement” has the meaning assigned to such term in the recitals hereto.

“Existing Lenders” has the meaning assigned to such term in the recitals hereto.

“fair market value” means with respect to any asset or liability, the fair market value of such asset or liability as determined in good faith by a Responsible Officer of the Borrower.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“Federal Funds Effective Rate” means, for any day, the rate per annum equal to the rate on overnight federal funds transactions with members of the Federal Reserve System (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time), as published for such day (or, if such day is not a Business Day, for the next succeeding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not published for any day that is a Business Day, the average rate per annum, as reasonably determined by the Administrative Agent, quoted for overnight federal funds transactions last available prior to such day; provided that if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Financial Officer” means the chief financial officer, principal accounting officer, treasurer, controller or similar officer of Parent, Holdings, the Borrower or any applicable Subsidiary.

“Financial Performance Covenant” means the covenant set forth in Section 6.10.

“Fixed Amounts” has the meaning assigned to such term in Section 1.08(e).

“Fixed Incremental Amount” has the meaning set forth in the definition of “Incremental Cap”.

“Flood Laws” means collectively, (i) the National Flood Insurance Act of 1968, (ii) the Flood Disaster Protection Act of 1973, (iii) the National Flood Insurance Reform Act of 1994, (iv) the Flood Insurance Reform Act of 2004 and (v) the Biggert –Waters Flood Insurance Reform Act of 2012, each as now or hereafter in effect or any successor statute thereto, in each case, together with all statutory and regulatory provisions consolidating, amending, replacing, supplementing, implementing or interpreting any of the foregoing, as amended or modified from time to time.

“Foreign Subsidiary” means (i) any Subsidiary (other than a parent company of the Borrower) that is organized under the laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia, (ii) any Subsidiary (other than a parent company of the Borrower) that is a disregarded entity or partnership for U.S. federal income tax purposes, substantially all of the assets of which consist of Equity Interests (or Equity Interests and Indebtedness) of one or more Subsidiaries described in clause (i) of this definition and (iii) any Subsidiary (other than a parent company of the Borrower) in which a Subsidiary described in clause (i) directly or indirectly owns a majority of the Equity Interests.

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“Funded Debt” means all Indebtedness of Parent, Holdings, the Borrower and the Restricted Subsidiaries for borrowed money that matures more than one (1) year from the date of its creation or matures within one (1) year from such date that is renewable or extendable, at the option of such Person, to a date more than one (1) year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one (1) year from such date, including Indebtedness in respect of the Loans.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time but subject to Section 1.04.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether federal, state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any such group or body charged with setting financial accounting or regulatory capital rules or standards (including the Bank for International Settlements and the Basel Committee on Banking Supervision) and any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business or customary and reasonable indemnity obligations in effect on the Restatement Date or entered into after the Restatement Date in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined in good faith by a Financial Officer. The term “Guarantee” as a verb has a corresponding meaning.

“Guarantee Agreement” means the Amended and Restated Master Guarantee Agreement among each Guarantor, and the Administrative Agent, substantially in the form of Exhibit B.

“Guarantor” means Parent, Holdings and each Subsidiary Loan Party.

“Hazardous Materials” means all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum by-products or distillates, and all other substances or wastes of any nature regulated as hazardous or toxic, or any other term of similar import, pursuant to any Environmental Law.

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“Holdings” has the meaning set forth in the introductory paragraph.

“Identified Participating Lenders” has the meaning assigned to such term in Section 2.11(a)(ii)(C).

“Identified Qualifying Lenders” has the meaning specified in Section 2.11(a)(ii)(D)

“Immaterial Subsidiary” means any Subsidiary other than a Material Subsidiary.

“Incremental Borrowing” has the meaning assigned to such term in Section 1.02.

“Incremental Cap” means, at any date of determination, an aggregate principal amount of up to:

(i)            $35,000,000 (the amount set forth in this clause (i) the “Fixed Incremental Amount”), plus

(ii)           an unlimited amount (the “Ratio Based Incremental Amount”), so long as in the case of this clause (ii) only, such amount at such date of determination (for the avoidance of doubt, in the case of any delayed draw term facility, such date of determination shall be each date on which any Incremental Term Loans are to be incurred under such delayed draw term facility) can be incurred without causing the Senior Secured Net Leverage Ratio to exceed 3.50:1.00; provided that (A) with respect to any Revolving Commitment Increase, such Secured Net Leverage Ratio shall be calculated as if the Loans committed thereunder were fully drawn as of such date of determination, and (B) in the event that any portion of a Revolving Commitment Increase, Incremental Term Commitment or Term Commitment Increase is being incurred in concurrent reliance of this clause (ii) and the preceding clause (i), such Senior Secured Net Leverage Ratio shall be permitted to exceed 3.25:1.00 as of such date of determination to the extent of such amounts incurred in reliance on the preceding clause (i), plus

(iii)          the aggregate amount of (x) voluntary prepayments of Term Loans secured on a pari passu basis with the Obligations or Incremental Equivalent Debt secured on a pari passu basis with the Obligations (in each case, solely to the extent such voluntary prepayment is made with Internally Generated Cash and including buybacks (limited to the amount of cash actually paid)) and (y) to the extent resulting in permanent commitment reductions in respect of Revolving Loans, voluntary prepayments of Revolving Loans (in each case, solely to the extent such voluntary prepayment is made with Internally Generated Cash), in each case, under clauses (x) and (y) occurring prior to (or in connection with) the incurrence of any Incremental Term Loans or Revolving Commitment Increases, as applicable.

“Incremental Equivalent Debt” means Indebtedness in an amount not to exceed the then available Incremental Cap incurred by the Borrower or any Subsidiary Loan Party in lieu of Incremental Term Loans or Revolving Commitment Increases consisting of the issuance of one or more series of senior secured notes or loans, junior lien loans or notes, subordinated loans or notes or senior unsecured loans or notes (in each case in respect of the issuance of notes, whether issued in a public offering, Rule 144A or other private placement or purchase or otherwise) or any bridge financing in lieu of the foregoing, or secured or unsecured “mezzanine” debt, in each case, to the extent secured, subject to (v) no Default or Event of Default then existing or resulting from such incurrence or from the application of the proceeds therefrom, (w) the Applicable Requirements, (x) if such Indebtedness is secured by a Lien having a junior priority relative to the Liens on the Collateral securing the Initial Term Loans or is unsecured, the Permitted Other Debt Conditions, (y) with respect to Incremental Equivalent Debt secured on a junior basis to the Obligations, a Junior Lien Intercreditor Agreement and (z) with respect to Incremental Equivalent Debt secured on a pari passu basis with the Obligations, a Pari Passu Intercreditor Agreement; provided that if such Incremental Equivalent Debt (other than any such Incremental Equivalent Debt that is revolving in nature) is in the form of a syndicated term loan that is pari passu in right of payment and with respect to security with the Initial Term Loans, the Initial Term Loans shall be subject to the “most favored nation” pricing adjustment (if applicable) set forth in sub-clause (D) of the proviso to Section 2.20(b) as if such Incremental Equivalent Debt were an Incremental Term Loan incurred under Section 2.20(b).

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“Incremental Revolving Facility Amendment” has the meaning assigned to such term in Section 2.20(c)(ii).

“Incremental Revolving Facility Closing Date” has the meaning assigned to such term in Section 2.20(c)(ii).

“Incremental Term Commitment” has the meaning assigned to such term in Section 2.20(c)(iii).

“Incremental Term Facility Amendment” has the meaning assigned to such term in Section 2.20(c)(iii).

“Incremental Term Facility Closing Date” has the meaning assigned to such term in Section 2.20(c)(iii).

“Incremental Term Loans” has the meaning assigned to such term in Section 2.20(b).

“Incurrence-Based Amounts” has the meaning assigned to such term in Section 1.08(e).

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services, (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others described in clauses (a) through (e) and (g) through (k) hereof (determined at the lesser of the principal amount of the underlying Indebtedness and the amount of any such Guarantee), (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty (or similar instruments), (i) all obligations of such Person under Swap Agreements, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances and (k) all obligations of such Person with respect to the redemption, repurchase, repayment, return of capital or other similar obligations in respect of Disqualified Equity Interests; provided that the term “Indebtedness” shall not include (i) trade accounts and accrued expenses payable in the ordinary course of business, (ii) any earn-out obligation until such obligation is not paid after becoming due and payable or such obligation is reflected on the balance sheet in accordance with GAAP, (iii) any deferred compensation and accruals for payroll, (iv) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller, (v) prepaid or deferred revenue arising in the ordinary course of business, (vi) customary obligations under employment agreements and deferred compensation; provided, further that Indebtedness of any direct or indirect parent company appearing upon the balance sheet of Parent solely by reason of push-down accounting under GAAP shall be excluded and (vii) deferred or prepaid revenue. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. The amount of any obligation under any Swap Agreement on any date shall be deemed to be the maximum aggregate amount (giving effect to any netting requirements) that Parent, Holdings, the Borrower or any Restricted Subsidiary would be required to pay if such Swap Agreement was terminated as of such date. The amount of Indebtedness of any Person shall for purposes of clause (e) above (unless such Indebtedness has been assumed by such Person) be deemed to be equal to the lesser of (A) the aggregate unpaid amount of such Indebtedness and (B) the fair market value of the property encumbered thereby as determined by such Person in good faith. Notwithstanding the foregoing, none of the following shall be deemed to constitute Indebtedness: (i) any Qualified Equity Interests and (ii) any post-closing purchase price or working capital adjustment or tax gross-up or true-up. The amount of any Indebtedness that is issued at a discount to its initial principal amount shall be calculated based on the initial stated principal amount thereof without giving effect to any such discounts.

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“Indemnified Taxes” means Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document.

“Indemnitee” has the meaning assigned to such term in Section 9.03(b).

“Information” has the meaning assigned to such term in Section 9.12(a).

“Initial Term Lenders” means any Lender that holds Initial Term Loans at such time.

“Initial Term Loans” means the Term Loans made by the Existing Lenders on the Effective Date pursuant to the Existing Credit Agreement.

“Intellectual Property” has the meaning assigned to such term in the Collateral Agreement.

“Intercreditor Agreement” means the Junior Lien Intercreditor Agreement and the Pari Passu Intercreditor Agreement, as the context may require, or any other intercreditor agreement executed in connection with any transaction requiring such agreement to be executed pursuant to the terms hereof, among the Administrative Agent, the Borrower, the other Loan Parties and one or more Senior Representatives of Indebtedness incurred under Section 2.20, Section 2.21 or Section 6.01 or any other party, as the case may be, on such terms that are reasonably satisfactory to the Administrative Agent and the Borrower, as amended, restated, supplemented or otherwise modified (or replaced in connection with a Refinancing Amendment or incurrence of Indebtedness under Section 6.01) from time to time with the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed).

“Interest Election Request” means a request by the Borrower to convert or continue a Revolving Borrowing or Term Loan Borrowing in accordance with Section 2.07.

“Interest Payment Date” means (a) with respect to any ABR Loan (including a Swingline Loan), the last Business Day of each March, June, September and December and the Revolving Maturity Date and Term Maturity Date, as applicable, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three (3) months’ duration, the respective dates that fall every three (3) months after the beginning of such Interest Period and (c) to the extent necessary to create a fungible Class of Term Loans, on any Business Day that any Incremental Term Loans are incurred.

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“Interest Period” means, with respect to any Eurodollar Borrowing, a period of one, two, three or six months (or, if agreed by all relevant Lenders, twelve months or less than one month thereof); provided that:

(a)            the initial Interest Period for such Borrowing shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of another Type), and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires,

(b)            if any Interest Period would otherwise end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case such Interest Period would end on the immediately preceding Business Day,

(c)            any Interest Period which begins on the last Business Day of a calendar month or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last Business Day of such calendar month,

(d)            each principal installment of the Term Loans shall have an Interest Period ending on each installment payment date and the remaining principal balance (if any) of the Term Loans shall have an Interest Period determined as set forth above, and

(e)            no Interest Period shall extend beyond (i) in the case of Term Loans, the Term Maturity Date, (ii) in the case of Incremental Term Loans, the Latest Maturity Date, applicable thereto and (iii) in the case of Revolving Loans, the Revolving Maturity Date. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Internally Generated Cash” means, with respect to any Person, cash funds of such Person and its Restricted Subsidiaries not constituting (x) proceeds of the issuance of (or contributions in respect of) Equity Interests of such Person, (y) proceeds of the incurrence of Indebtedness (other than the incurrence of Revolving Loans or extensions of credit under any other revolving credit or similar facility or other short term Indebtedness) by such Person or any of its Restricted Subsidiaries or (z) proceeds of Dispositions (outside of the ordinary course of business) and Casualty Events.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness or other obligation of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. The amount, as of any date of determination, of (a) any Investment in the form of a loan or an advance shall be the principal amount thereof outstanding on such date, but without any adjustment for write-downs or write-offs (including as a result of forgiveness of any portion thereof) with respect to such loan or advance after the date thereof, (b) any Investment in the form of a Guarantee shall be equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof, as reasonably determined in good faith by a Financial Officer of the Borrower, (c) any Investment in the form of a transfer of Equity Interests or other non-cash property by the investor to the investee, including any such transfer in the form of a capital contribution, shall be the fair market value (as reasonably determined in good faith by a Financial Officer of the Borrower) of such Equity Interests or other property as of the time of the transfer, minus any payments actually received by such investor representing a return of capital of, or dividends or other distributions in respect of, such Investment (to the extent such payments do not exceed, in the aggregate, the original amount of such Investment and without duplication of amounts increasing the Available Amount), but without any other adjustment for increases or decreases in value of, or write-ups, write-downs or write-offs with respect to, such Investment after the date of such Investment, and (d) any Investment (other than any Investment referred to in clause (a), (b) or (c) above) by the specified Person in the form of a purchase or other acquisition for value of any Equity Interests, evidences of Indebtedness or other securities of any other Person shall be the original cost of such Investment (including any Indebtedness assumed in connection therewith), plus (i) the cost of all additions thereto and minus (ii) the amount of any portion of such Investment that has been returned or repaid to the investor as a repayment of principal or a return of capital and of any cash payments actually received by such investor representing interest, dividends or other distributions in respect of such Investment (to the extent the amounts referred to in clause (ii) do not, in the aggregate, exceed the original cost of such Investment plus the costs of additions thereto and without duplication of amounts increasing the Available Amount), but without any other adjustment for increases or decreases in value of, or write-ups, write-downs or write-offs with respect to, such Investment after the date of such Investment. For purposes of Section 6.04, if an Investment involves the acquisition of more than one Person, the amount of such Investment shall be allocated among the acquired Persons in accordance with GAAP; provided that pending the final determination of the amounts to be so allocated in accordance with GAAP, such allocation shall be as reasonably determined by a Financial Officer.

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“Investment Agreement” has the meaning assigned to such term in the definition of “Series B Convertible Preferred Stock”.

“IRS” means the United States Internal Revenue Service.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).

“Issuing Bank” means each of (a) BMO Harris Bank, N.A. and (b) Deutsche Bank AG New York Branch and (c) each Revolving Lender that shall have become an Issuing Bank hereunder as provided in Section 2.05(k) (other than any Person that shall have ceased to be an Issuing Bank as provided in Section 2.05(l)), each in its capacity as an issuer of Letters of Credit hereunder; provided that no Issuing Bank, nor any of their respective Affiliates or designees shall be required to issue commercial or trade Letters of Credit. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate or designee with respect to Letters of Credit issued by such Affiliate.

“Judgment Currency” has the meaning assigned to such term in Section 9.14(b).

“Junior Financing” means (a) any unsecured, junior secured or subordinated Indebtedness incurred for borrowed money, (b) Permitted Junior Secured Refinancing Debt and (c) Permitted Unsecured Refinancing Debt, and, in the case of clauses (a) through (c), any Permitted Refinancing thereof.

“Junior Lien” means any Lien that ranks junior to the Liens securing all or any portion of the Secured Obligations.

“Junior Lien Intercreditor Agreement” means an intercreditor agreement among the Administrative Agent and one or more authorized representatives for holders of one or more classes of applicable Indebtedness secured by Junior Liens in terms and substance reasonably acceptable to the Borrower and the Administrative Agent.

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“Latest Maturity Date” means, at any date of determination, the latest maturity or expiration date applicable to any Loan or Commitment hereunder at such time, including the latest maturity or expiration date of any Other Term Loan, any Other Term Commitment, any Other Revolving Loan or any Other Revolving Commitment, Incremental Term Commitment or Incremental Term Loan, in each case, as extended in accordance with this Agreement from time to time.

“LC Disbursement” means a payment made by an Issuing Bank pursuant to a Letter of Credit.

“LC Exposure” means, at any time, the sum of (i) the aggregate undrawn amount of all outstanding Letters of Credit at such time, plus (ii) the aggregate amount of all LC Disbursements that have not been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage (or other applicable share as provided herein) of the total LC Exposure at such time. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, that with respect to any Letter of Credit that, by its terms or any document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the International Standby Practices (ISP98), such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“LCT Election” has the meaning assigned to such term in Section 1.09.

“LCT Test Date” has the meaning assigned to such term in Section 1.09.

“Lead Arrangers” means BMO Capital Markets Corp., Deutsche Bank Securities Inc. and ING Capital LLC in their capacities as Joint Lead Arrangers and Joint Bookrunners.

“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, an Incremental Term Facility Amendment, Incremental Revolving Facility Amendment or a Refinancing Amendment, in each case, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender.

“Letter of Credit” means any standby letter of credit issued pursuant to this Agreement other than any such letter of credit that shall have ceased to be a “Letter of Credit” outstanding hereunder pursuant to Section 9.05.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the applicable Issuing Bank.

“Letter of Credit Sublimit” means an amount equal to $10,000,000. The Letter of Credit Sublimit is part of and not in addition to the aggregate Revolving Commitments.

“LIBOR” has the meaning assigned to such term in the definition of “Adjusted Eurodollar Rate”.

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“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset.

“Limited Condition Transaction” means any Permitted Acquisition, or other similar Investment whose consummation is not conditioned on the availability of, or on obtaining, third party financing.

“Loan Document Obligations” means (a) the due and punctual payment by the Borrower of (i) the principal of and interest at the applicable rate or rates provided in this Agreement (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under this Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of the Borrower under or pursuant to this Agreement and each of the other Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual payment and performance of all other obligations of the Borrower under or pursuant to each of the Loan Documents and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).

“Loan Documents” means (i) this Agreement, (ii) any Refinancing Amendment, any Incremental Revolving Facility Amendment and/or any Incremental Term Facility Amendment, (iii) the Guarantee Agreement, (iv) the Collateral Agreement, (v) the other Security Documents, (vi) solely for purposes of Article VII and Section 9.03, the Engagement Letter, (vii) except for purposes of Section 9.02, any promissory notes delivered pursuant to Section 2.09(e), (viii) the Intercreditor Agreements, (ix) any other amendment or joinder to this Agreement and (x) each document or instrument executed in connection with this Agreement and designated by the Borrower and the Administrative Agent as a “Loan Document”.

“Loan Parties” means Parent, Holdings, the Borrower and the Subsidiary Loan Parties.

“Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement.

“Majority in Interest,” when used in reference to Lenders of any Class, means, at any time, (a) in the case of the Revolving Lenders, Lenders having Revolving Exposures and unused Revolving Commitments representing more than 50% of the sum of the aggregate Revolving Exposures and the unused aggregate Revolving Commitments of such Class at such time, (b) in the case of the Term Lenders of any Class, Lenders holding outstanding Term Loans of such Class representing more than 50% of all Term Loans of such Class outstanding at such time, and (c) in the case of the Incremental Term Lenders of any Class, Lenders holding outstanding Incremental Term Loans of such Class representing more than 50% of all Incremental Term Loans of such Class outstanding at such time; provided that whenever there are one or more Defaulting Lenders, the total outstanding Term Loans, Incremental Term Loans and Revolving Exposures of, and the unused Revolving Commitments of, each Defaulting Lender shall in each case, be excluded for purposes of making a determination of the Majority in Interest.

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“Material Adverse Effect” means any event, circumstance or condition constituting a materially adverse effect on (a) the business, financial condition, or results of operations of Parent, Holdings, the Borrower and the Restricted Subsidiaries, taken as a whole, (b) the ability of the Borrower and the other Loan Parties, taken as a whole, to perform their payment obligations under the Loan Documents or (c) the rights and remedies available to the Lenders or the Administrative Agent under the Loan Documents.

“Material Indebtedness” means Indebtedness (other than the Loan Document Obligations), or net obligations in respect of one or more Swap Agreements, of any one or more of Parent, Holdings, the Borrower and the Restricted Subsidiaries in an aggregate principal amount exceeding $25,000,000.

“Material Real Property” has the meaning assigned to such term in Section 5.12(b).

“Material Subsidiary” means each Restricted Subsidiary that, as of the last day of the fiscal quarter of Parent most recently ended for which financial statements have been delivered pursuant to Section 5.01(a) or (b), had (i) total assets in an amount greater than or equal to 2.50% of the amount of Consolidated Total Assets of Parent, Holdings, the Borrower and the Restricted Subsidiaries or (ii) Consolidated EBITDA for the Test Period ending on such date in an amount greater than or equal to 2.50 % of the amount of total Consolidated EBITDA of Parent, Holdings, the Borrower and the Restricted Subsidiaries; provided that no Restricted Subsidiary shall be excluded as a Material Subsidiary until, and for so long as, the Borrower shall have designated such Restricted Subsidiary’s status as such in writing to the Administrative Agent; and provided further that no Restricted Subsidiary shall be excluded as a Material Subsidiary if the total assets or Consolidated EBITDA of such Restricted Subsidiary, taken together with the total assets and Consolidated EBITDA of all other Subsidiaries then excluded as Material Subsidiaries, exceeds 5.00 % of Consolidated Total Assets or Consolidated EBITDA, as the case may be, of Parent, Holdings, the Borrower and the Restricted Subsidiaries.

“Materiality Threshold” means $5,000,000.

“Maximum Rate” has the meaning assigned to such term in Section 9.17.

“Moody’s” means Moody’s Investors Service, Inc. and any successor to its rating agency business.

“Mortgage” means a mortgage, deed of trust, assignment of leases and rents or other security document granting a Lien on any Mortgaged Property in favor of the Collateral Agent for the benefit of the Secured Parties to secure the Secured Obligations, as the same may be amended, restated, amended and restated, supplemented and/or otherwise modified from time to time. Each Mortgage shall be in form and substance reasonably satisfactory to the Administrative Agent and the Borrower.

“Mortgaged Property” means each parcel of Material Real Property with respect to which a Mortgage is granted to the Collateral Agent pursuant to the Collateral and Guarantee Requirement or Section 5.12.

“Multiemployer Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, subject to the provisions of Title IV of ERISA to which a Loan Party or any ERISA Affiliate is an “employer” as defined in Section 3(5) of ERISA.

“Net Proceeds” means, with respect to any event, (a) the proceeds received in respect of such event in cash or Permitted Investments, including (i) any cash or Permitted Investments received in respect of any non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment or earn-out, but excluding any interest payments), but only as and when received, (ii) in the case of a casualty, insurance proceeds received in respect thereof in cash or Permitted Investments, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments received in respect thereof in cash or Permitted Investments, minus (b) the sum of (i) all fees and out-of-pocket expenses paid or required to be paid by Parent, Holdings, the Borrower and the Restricted Subsidiaries in connection with such event (including attorney’s fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, underwriting discounts and commissions, other customary expenses and brokerage, consultant, accountant and other customary fees), (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), (x) the amount of all payments that are permitted hereunder and are made by Parent, Holdings, the Borrower and the Restricted Subsidiaries as a result of such event to repay Indebtedness (other than the Loans or any Credit Agreement Refinancing Indebtedness) secured by a Lien (other than a Lien that ranks pari passu with or is subordinated to the Liens securing the Secured Obligations) on such asset and subject to mandatory prepayment as a result of such event, and (y) the pro rata portion of net cash proceeds thereof (calculated without regard to this clause (y)) attributable to minority interests and not available for distribution to or for the account of Holdings, the Borrower and the Restricted Subsidiaries as a result thereof, (iii) the amount of all Taxes paid (or reasonably estimated to be payable), escrow and deposits required to be made, and the amount of any reserves established by Parent, Holdings, the Borrower and the Restricted Subsidiaries to fund contingent liabilities reasonably estimated to be payable, that are directly attributable to such event or any transaction occurring in connection with any resulting Prepayment Event hereunder; provided that any reduction at any time in the amount of any such escrow or reserves (other than as a result of payments made in respect thereof) shall be deemed to constitute the receipt by the Borrower at such time of Net Proceeds in the amount of such reduction.

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“New Lender” has the meaning assigned to such term in Section 2.01(a)(i).

“Non-Cash Charges” means (a) any non-cash impairment charge or asset write-off or write-down related to intangible assets (including goodwill), long-lived assets, and Investments in debt and equity securities pursuant to GAAP, (b) all non-cash losses from Investments recorded using the equity method, (c) all Non-Cash Compensation Expenses, (d) non-cash foreign exchange transaction gains and losses, and (e) other non-cash charges (provided, in each case, that if any non-cash charges represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA to such extent, and excluding amortization of any prepaid cash item that was paid in a prior period).

“Non-Cash Compensation Expense” means any non-cash expenses and costs that result from the grant or issuance of Equity Interest-based awards, partnership interest-based awards and similar incentive based compensation awards or arrangements.

“Non-Consenting Lender” has the meaning assigned to such term in Section 9.02(c).

“Non-Wholly Owned Subsidiary” of any Person means any Subsidiary of such Person other than a Wholly Owned Subsidiary.

“OID” means original issue discount.

“Offered Amount” has the meaning assigned to such term in Section 2.11(a)(ii)(D).

“Offered Discount” has the meaning assigned to such term in Section 2.11(a)(ii)(D).

“Organizational Documents” means, with respect to any Person, the charter, articles or certificate of organization or incorporation and bylaws or limited liability company agreement or other organizational or governing documents of such Person.

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“Other Connection Taxes” means, with respect to any recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder or under any other Loan Document, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Revolving Commitments” means the Class of revolving credit commitments hereunder that results from a Refinancing Amendment and replaces the Revolving Commitments.

“Other Revolving Loans” means the Revolving Loans made pursuant to any Other Revolving Commitment.

“Other Taxes” means any and all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19).

“Other Term Commitments” means one or more Classes of term loan commitments hereunder that result from a Refinancing Amendment.

“Other Term Loans” means one or more Classes of term loans that result from a Refinancing Amendment.

“Parent” has the meaning set forth in the introductory paragraph.

“Pari Passu Intercreditor Agreement” means a customary intercreditor agreement among the Administrative Agent and one or more authorized representatives for holders of one or more classes of applicable Indebtedness secured by Liens ranking pari passu with the Liens securing the Collateral, on terms and in substance may be reasonably acceptable to the Administrative Agent.

“Participant” has the meaning assigned to such term in Section 9.04(c).

“Participant Register” has the meaning assigned to such term in Section 9.04(c)(ii).

“Participating Lender” has the meaning assigned to such term in Section 2.11(a)(ii)(C).

“Patent Security Agreement” has the meaning assigned to such term in the Collateral Agreement.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Perfection Certificate” means a certificate substantially in the form of Exhibit C.

“Permitted Acquisition” means the purchase or other acquisition, by merger or otherwise, by the Borrower or any Restricted Subsidiary of all or at least a majority of the Equity Interests in, or all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of) any Person; provided that (a) immediately after giving effect to any such purchase or other acquisition, (1) no Event of Default shall have occurred and be continuing, and (2) the Borrower shall demonstrate Pro Forma Compliance with the Financial Performance Covenant for the most recently ended Test Period, (b) the Board of Directors of such acquired Person or its selling equity-holders shall have approved such purchase or other acquisition and (c) with respect to each such purchase or other acquisition, all actions required to be taken with respect to such newly created or acquired Person (including each subsidiary thereof) or assets in order to satisfy the requirements set forth in the definition of the term “Collateral and Guarantee Requirement” to the extent applicable shall have been taken (or arrangements for the taking of such actions within thirty (30) days (or by such later date reasonably satisfactory to the Administrative Agent) shall have been made); provided, further that the aggregate amount of cash and non-cash consideration paid or provided by the Borrower or any other Loan Party or any Restricted Subsidiary after the Restatement Date (including the aggregate principal amount of all Indebtedness assumed in connection with Permitted Acquisitions) for any Restricted Subsidiary that shall not be or, after giving effect to such Permitted Acquisition, shall not become a Loan Party, or for any assets that will not constitute Collateral, shall not exceed the sum of (i) the greater of $35,000,000 and 4.00% of Consolidated Total Assets and, (ii) amounts funded with any Available Amount and (iii) (without duplication) amounts funded with the proceeds of an issuance of or contribution to the Qualified Equity Interests of Holdings (excluding any Equity Interests issued in connection with Cure Rights and any amount that increases the Available Amount Equity Component) to the extent not otherwise applied.

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“Permitted Encumbrances” means:

(a)            Liens for Taxes, assessments or governmental charges that are not overdue for a period of more than thirty (30) days or not required to be paid by Section 5.05(a) or that are being contested in good faith and by appropriate action diligently pursued, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(b)            carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or construction contractors’ Liens and other similar Liens imposed by law arising in the ordinary course of business that secure amounts not overdue for a period of more than sixty (60) days or, if more than sixty (60) days overdue, are unfiled and no other action has been taken to enforce such Lien or that are being contested in good faith and by appropriate actions diligently pursued, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(c)            Liens incurred or deposits made in the ordinary course of business (i) in connection with workers’ compensation, unemployment insurance and other social security legislation and (ii) securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to Parent, Holdings, the Borrower or any Restricted Subsidiary;

(d)            Liens incurred or deposits made to secure the performance of bids, trade contracts (other than for the payment of Indebtedness for borrowed money), governmental contracts, leases (other than Capital Lease Obligations), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations) and obligations in respect of letters of credit, bank guarantees or similar instruments that have been posted to support the same, in each case, incurred in the ordinary course of business;

(e)            easements, rights-of-way, restrictions (including zoning restrictions), encroachments, protrusions, covenants, and other similar charges or encumbrances and minor title defects affecting real property imposed by law or arising in the ordinary course of business, in each case, whether now or hereafter in existence, that, in the aggregate, do not in any case materially interfere with the ordinary conduct of the business of Parent, Holdings, the Borrower and the Restricted Subsidiaries, taken as a whole;

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(f)            statutory and common law landlord’s Liens;

(g)            Liens securing, or otherwise arising from, judgments not constituting an Event of Default under Section 7.01(j);

(h)            Liens on goods the purchase price of which is financed by a documentary letter of credit issued for the account of the Borrower or any of the Restricted Subsidiaries; provided that such Lien secures only the obligations of the Borrower or such Restricted Subsidiaries in respect of such letter of credit to the extent such obligations are permitted by Section 6.01; and

(i)            Liens arising from precautionary Uniform Commercial Code financing statements or similar filings made in respect of operating leases entered into by the Borrower or any of the Restricted Subsidiaries.

“Permitted Holders” means (x) The Dow Chemical Company, any of its Affiliates, and any of their respective successors or assigns, including any Subsidiary of The Dow Chemical Company that may be spun-off from The Dow Chemical Company (the “Spun-off Entity”) and becomes an independent company as long as no “person” (as that term is used in Section 13(d) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such Spun-off Entity and (y) PSP, Paine Schwartz Partners LLC and any of their controlled Affiliates (other than portfolio operating companies).

“Permitted Investments” means any of the following, to the extent owned by Parent, Holdings, the Borrower or any Restricted Subsidiary:

(a)            dollars or other currencies held by it from time to time in the ordinary course of business;

(b)            readily marketable obligations issued or directly and fully guaranteed or insured by the government or any agency or instrumentality of (i) the United States or (ii) any member nation of the European Union (other than Greece, Portugal, Ireland or Spain), having average maturities of not more than twelve (12) months from the date of acquisition thereof; provided that the full faith and credit of the United States or a member of the European Union (other than Greece, Portugal, Ireland or Spain) is pledged in support thereof;

(c)            time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) is a Lender or (ii) has combined capital and surplus of at least $250,000,000 (any such bank in the foregoing clauses (i) or (ii) being an “Approved Bank”), in each case, with average maturities of not more than twelve (12) months from the date of acquisition thereof;

(d)            commercial paper and variable or fixed rate notes issued by an Approved Bank (or by the parent company thereof) or any variable or fixed rate note issued by, or guaranteed by, a corporation rated A-2 (or the equivalent thereof) or better by S&P or P-2 (or the equivalent thereof) or better by Moody’s, in each case, with average maturities of not more than twelve (12) months from the date of acquisition thereof;

(e)            repurchase agreements entered into by any Person with an Approved Bank, a bank or trust company (including any of the Lenders) or recognized securities dealer, in each case, having capital and surplus in excess of $250,000,000 for direct obligations issued by or fully guaranteed or insured by the government or any agency or instrumentality of (i) the United States or (ii) any member nation of the European Union (other than Greece, Portugal, Ireland or Spain), in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations;

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(f)            marketable short-term money market and similar highly liquid funds either (i) having assets in excess of $250,000,000 or (ii)having a rating of at least A-2 or P-2 from either S&P or Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized rating service);

(g)            securities with average maturities of twelve (12) months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory having a rating of at least A from S&P or A2 from Moody’s (or the equivalent thereof);

(h)            investments with average maturities of twelve (12) months or less from the date of acquisition in mutual funds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s;

(i)            instruments equivalent to those referred to in clauses (a) through (h) above denominated in any foreign currency comparable in credit quality and tenor to those referred to above and customarily used by corporations for cash management purposes in any jurisdiction outside the United States to the extent reasonably required in connection with any business conducted by any Restricted Subsidiary organized or operating in such jurisdiction; and

(j)            investments, classified in accordance with GAAP as current assets of Holdings, the Borrower or any Restricted Subsidiary, in money market investment programs that are registered under the Investment Company Act of 1940 or that are administered by financial institutions having capital of at least $250,000,000, and, in either case, the portfolios of which are limited such that substantially all of such investments are of the character, quality and maturity described in clauses (a) through (i) of this definition.

“Permitted Junior Secured Refinancing Debt” means any secured Indebtedness issued or incurred by a Loan Party (other than Parent or Holdings) in the form of one or more series of Junior Lien secured notes or loans; provided that (i) such Indebtedness is secured by the Collateral on a Junior Lien basis (subject to Liens permitted under Section 6.02) with the Secured Obligations and is not secured by any property or assets of Parent, Holdings, the Borrower any Restricted Subsidiary other than the Collateral, (ii) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness, (iii) such Indebtedness does not mature or have scheduled amortization or scheduled payments of principal and is not subject to mandatory redemption, repurchase, prepayment, AHYDO payments or sinking fund obligation (other than customary offers to repurchase or mandatory prepayments upon a change of control, asset sale or other disposition or casualty event or similar event or incurrence of indebtedness that is not permitted thereunder and customary acceleration rights after an event of default) prior to the date that is six (6) months following the Latest Maturity Date, determined at the time such Indebtedness is incurred, (iv) the security agreements relating to such Indebtedness are substantially the same as the Security Documents (with such differences as are reasonably satisfactory to the Administrative Agent), (v) such Indebtedness is not guaranteed by any Person other than the Loan Parties and (vi) a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to or otherwise subject to the provisions of the Junior Lien Intercreditor Agreement; provided that if such Indebtedness is the initial Permitted Junior Secured Refinancing Debt incurred by the Borrower, then Parent, Holdings, the Borrower, the Subsidiary Loan Parties, the Administrative Agent and the Senior Representative for such Indebtedness shall have executed and delivered an Intercreditor Agreement. Permitted Junior Secured Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor.

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“Permitted Liens” means Liens which are permitted pursuant to Section 6.02.

“Permitted Other Debt Conditions” means that such applicable Indebtedness does not mature or have scheduled amortization payments of principal or other payments of principal and is not subject to mandatory redemption, repurchase, prepayment or sinking fund obligations (except (x) customary asset sale, casualty event or similar event, initial public offering or change of control or similar event provisions that provide for the prior repayment in full of the Loans and all other Obligations, (y) maturity payments and customary mandatory prepayments for a customary bridge financing which, subject to customary conditions, provides for automatic conversion or exchange into Indebtedness that otherwise complies with the requirements of this definition or (z) AHYDO payments), in each case prior to the date that is three (3) months following the Latest Maturity Date at the time such Indebtedness is incurred.

“Permitted Pari Passu Secured Refinancing Debt” means any secured Indebtedness issued or incurred by a Loan Party (other than Parent or Holdings) in the form of one or more series of senior secured notes or loans; provided that (i) such Indebtedness is secured by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Secured Obligations and is not secured by any property or assets of Parent, Holdings, the Borrower or any Restricted Subsidiary other than the Collateral, (ii) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness, (iii) such Indebtedness does not mature prior to the Latest Maturity Date (determined at the time such Indebtedness is incurred) and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the applicable Refinanced Term Debt or Refinanced Revolver Debt, as the case may be, (iv) the security agreements relating to such Indebtedness are substantially the same as the Security Documents (with such differences as are reasonably satisfactory to the Administrative Agent), (v) such Indebtedness is not guaranteed by any Person other than the Loan Parties and (vi) a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to or otherwise subject to the provisions of the Pari Passu Intercreditor Agreement; provided that if such Indebtedness is the initial Permitted Pari Passu Secured Refinancing Debt incurred by the Borrower, then the Borrower, Parent, Holdings, the Subsidiary Loan Parties, the Administrative Agent and the Senior Representative for such Indebtedness shall have executed and delivered a Pari Passu Intercreditor Agreement. Permitted Pari Passu Secured Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor.

“Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof less any OID, if applicable, does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other amounts paid, and reasonable and customary discounts, commissions, fees and expenses incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder, (b) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 6.01(a)(v), Indebtedness resulting from such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended, (c) immediately after giving effect thereto, no Specified Event of Default shall have occurred and be continuing, (d) if the Indebtedness being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Loan Document Obligations, Indebtedness resulting from such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Loan Document Obligations on terms at least as favorable to the Lenders, when taken as a whole, as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended, (e) if the Indebtedness being modified, refinanced, refunded, renewed or extended is secured by a Lien that is subordinated to the Liens securing the Loan Document Obligations, the Indebtedness resulting from such modification, refinancing, refunding, renewal or extension is unsecured or secured by Liens that are subordinated to the Liens securing the Loan Document Obligations on terms at least as favorable to the Lenders, when taken as a whole, as those contained in the documentation governing the Indebtedness being modified, as financed, refunded, renewed or extended and (f) except as otherwise permitted under Section 6.01, such modification, refinancing, refunding, renewal or extension is incurred by the Person who is the obligor on the Indebtedness being modified, refinanced, refunded, renewed or extended. For the avoidance of doubt, it is understood that a Permitted Refinancing may constitute a portion of an issuance of Indebtedness in excess of the amount of such Permitted Refinancing; provided that such excess amount is otherwise permitted to be incurred under Section 6.01.

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“Permitted Unsecured Refinancing Debt” means any unsecured Indebtedness issued or incurred by a Loan Party (other than Parent or Holdings) in the form of one or more series of unsecured notes or loans; provided that (i) such Indebtedness is not secured by any property or assets of Parent, Holdings, the Borrower or any Restricted Subsidiary, (ii) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness, (iii) such Indebtedness does not mature or have scheduled amortization or scheduled payments of principal and is not subject to mandatory redemption, repurchase, prepayment or sinking fund obligation (other than customary offers to repurchase or mandatory prepayments upon a change of control, asset sale, AHYDO payment or other Disposition, casualty event or incurrence of indebtedness that is not permitted thereunder and customary acceleration rights after an event of default) prior to the date that is six (6) months following Latest Maturity Date, determined at the time such Indebtedness is incurred, and (iv) such Indebtedness is not guaranteed by any Person other than the Loan Parties. Permitted Unsecured Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Loan Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Planned Expenditures” has the meaning assigned to such term in the definition of “Excess Cash Flow.”

“Platform” has the meaning assigned to such term in Section 5.01.

“PPP Loan” means any loan incurred by the Borrower or any other Loan Party under 15 U.S.C. 636(a)(36) (as added to the Small Business Act by Section 1102 of the CARES Act).

“PPP Loan Account” means one or more deposit accounts of the Borrower or any other Loan Party (as applicable) into which proceeds of the PPP Loans are initially deposited and from which proceeds of the PPP Loans are disbursed.

“Prepayment Event” means:

(a)            any sale, transfer or other disposition (including (x) pursuant to a sale and leaseback transaction, (y) by way of merger or consolidation and (z) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of) of any property or asset of Parent, Holdings, the Borrower or any of the Restricted Subsidiaries permitted by Section 6.05(i), (j), (r), (u) or (x) (in each case, to the extent such sale, transfer or other disposition is not otherwise permitted pursuant to any provision of Section 6.05 other than Section 6.05(i), (j), (r), (u) or (x)), other than any of the foregoing resulting in aggregate Net Proceeds not exceeding $5,000,000 for all such transactions during any fiscal year of the Borrower (such amounts may be retained by Borrower); or

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(b)            the incurrence by Parent, Holdings, the Borrower or any of the Restricted Subsidiaries of any Indebtedness, other than Indebtedness permitted under Section 6.01 (other than Other Term Loans, Permitted Pari Passu Secured Refinancing Debt, Permitted Junior Secured Refinancing Debt and Permitted Unsecured Refinancing Debt, which shall, in each case, constitute a Prepayment Event) or permitted by the Required Lenders pursuant to Section 9.02.

“Pro Forma Basis,” “Pro Forma Compliance” and “Pro Forma Effect” means, with respect to compliance with any test or covenant or calculation of any ratio hereunder, the determination or calculation of such test, covenant or ratio (including in connection with Specified Transactions) in accordance with Section 1.08.

“Proposed Change” has the meaning assigned to such term in Section 9.02(c).

“PSP” means PSP AGFS Holdings, L.P.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Lender” has the meaning assigned to such term in Section 5.01.

“QFC” shall have the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” shall have the meaning specified in Section 9.19.

“Qualified Equity Interests” means Equity Interests other than Disqualified Equity Interests (it being understood and agreed that, for the avoidance of doubt, the Series B Convertible Preferred Stock shall not constitute Qualified Equity Interests).

“Qualifying Lender” has the meaning assigned to such term in Section 2.11(a)(ii)(D).

“Ratio Based Incremental Amount” has the meaning set forth in the definition of “Incremental Cap”.

“Reference Time” has the meaning assigned to such term in the definition of “Available Amount.”

“Refinanced Revolver Debt” has the meaning assigned to such term in the definition of “Revolver Refinancing Indebtedness.”

“Refinanced Term Debt” has the meaning assigned to such term in the definition of “Term Loan Refinancing Indebtedness.”

“Refinancing Amendment” means an amendment to this Agreement (and, as necessary, each other Loan Document), in form and substance reasonably satisfactory to the Administrative Agent and the Borrower executed by each of (a) the Borrower, Parent and Holdings, (b) the Administrative Agent and (c) each Additional Lender and Lender that agrees to provide any portion of the Credit Agreement Refinancing Indebtedness being incurred pursuant thereto, in accordance with Section 2.21.

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“Refinancing Revolving Credit Commitments” means one or more Classes of Revolving Commitments hereunder that result from a Refinancing Amendment.

“Register” has the meaning assigned to such term in Section 9.04(b).

“Registered Equivalent Notes” means with respect to any note originally issued in a Rule 144A or other private placement transaction under the Securities Act, substantially identical notes (having the same Guarantees) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC.

“Regulation D” shall mean the Regulation D of the Board of Governors, as the same may be in effect from time to time, and any successor regulations.

“Regulation T” shall mean the Regulation T of the Board of Governors, as the same may be in effect from time to time, and any successor regulations.

“Regulation U” shall mean the Regulation U of the Board of Governors, as the same may be in effect from time to time, and any successor regulations.

“Regulation X” shall mean the Regulation X of the Board of Governors, as the same may be in effect from time to time, and any successor regulations.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the partners, directors, officers, employees, trustees, administrators, managers, agents, controlling persons, advisors and other representatives of such Person and of each of such Person’s Affiliates and permitted successors and assigns of each of the foregoing.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Release” means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment (including ambient air, surface water, groundwater, land surface or subsurface strata).

“Repricing Transaction” means that all or any portion of the Initial Term Loans are (i) repaid, prepaid, refinanced or replaced with the proceeds of any long-term broadly syndicated secured Indebtedness, (ii) repriced or effectively refinanced through any waiver, consent or amendment to this Agreement, in the case of each of clauses (i) and (ii), the result of which is the incurrence of any long-term secured broadly syndicated Indebtedness having an All-In-Yield that is less than the All-In-Yield of the Initial Term Loans (or portion thereof) so repaid, prepaid, refinanced, replaced or repriced or (iii) any assignment permitted under Section 9.02(c) of all or any portion of the Initial Term Loans of any Lender in connection with any waiver, consent or amendment under clause (ii) of this definition.

“Required Lenders” means, at any time, Lenders having Revolving Exposures, Term Loans and unused Commitments (other than Swingline Commitments) representing more than 50% of the aggregate Revolving Exposures, outstanding Term Loans and unused Commitments (other than Swingline Commitments) at such time; provided that to the extent set forth in Section 9.02, whenever there are one or more Defaulting Lenders, the total outstanding Term Loans and Revolving Exposures of, and the unused Revolving Commitments of, each Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Required Revolving Lenders” means, at any time, Revolving Lenders having Revolving Exposures and unused Revolving Commitments representing more than 50% of the aggregate Revolving Exposures and unused Revolving Commitments at such time; provided that to the extent set forth in Section 9.02, whenever there are one or more Defaulting Lenders, the total outstanding Revolving Exposures of, and the unused Revolving Commitments of, each Defaulting Lender shall, in each case, be excluded for purposes of making a determination of Required Revolving Lenders.

“Requirements of Law” means, with respect to any Person, any statutes, laws, treaties, rules, regulations, orders, decrees, writs, injunctions or determinations of any court or other Governmental Authority, in each case, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” means the chief executive officer, chief accounting officer, chief operating officer, president, vice president, chief financial officer, secretary, assistant secretary, treasurer or assistant treasurer, or other similar officer, manager or a director of a Loan Party and with respect to certain limited liability companies or partnerships that do not have officers, any manager, sole member, managing member or general partner thereof. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Restatement Date” shall mean July 27, 2020.

“Restatement Date Equity Financing” shall mean the issuance of the Series B Convertible Preferred Stock.

“Restatement Date Refinancing” means the refinancing of all or a portion of the Initial Term Loans with the proceeds of the Restatement Date Equity Financing.

“Restatement Date Transactions” shall mean, collectively, (a) the continuance and assignment, as applicable, of the Initial Term Loans hereunder on the Restatement Date pursuant to Section 2.01(a)(ii), (b) the Restatement Date Refinancing, (c) the Restatement Date Equity Financing, (d) the payment of fees and expenses in connection with the foregoing and (e) any post-closing activities related to the activities set forth in clauses (a) through (d) above.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in Parent, Holdings, the Borrower or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in Parent, Holdings, the Borrower or any Restricted Subsidiary or any option, warrant or other right to acquire any such Equity Interests in Parent, Holdings, the Borrower or any Restricted Subsidiary.

“Restricted Subsidiary” means any Subsidiary of the Borrower that is not an Unrestricted Subsidiary.

“Retained Declined Proceeds” has the meaning assigned to such term in Section 2.11(h).

“Retained Percentage” means, with respect to any Excess Cash Flow Period, (a) 100% minus (b) the ECF Percentage with respect to such Excess Cash Flow Period.

“Revolver Refinancing Indebtedness” means (a) Indebtedness incurred pursuant to a Refinancing Amendment, (b) Permitted Pari Passu Secured Refinancing Debt, (c) Permitted Junior Secured Refinancing Debt and (d) Permitted Unsecured Refinancing Debt, in each case, issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, refund, renew, replace or refinance, in whole or part, existing Revolving Loans or (in the case of Other Revolving Commitments obtained pursuant to a Refinancing Amendment) Revolving Commitments hereunder (including any successive Revolver Refinancing Indebtedness (“Refinanced Revolver Debt”); provided that (i) such extending, renewing or refinancing Indebtedness (including, if such Indebtedness includes any Other Revolving Commitments, the unused portion of such Other Revolving Commitments) is in an original aggregate principal amount (or accreted value, if applicable) not greater than the aggregate principal amount of the Refinanced Revolver Debt (and, in the case of Refinanced Debt consisting, in whole or in part, of unused Revolving Commitments or Other Revolving Commitments, the amount thereof) except by an amount equal to the unpaid accrued interest and premium (if any) thereon and other reasonable and customary fees and expenses (including upfront fees and OID) in connection with such exchange, modification, refinancing, refunding, renewal or replacement, (ii) such Indebtedness has a later maturity than the Refinanced Revolver Debt and shall not require any mandatory or scheduled commitment reductions prior to the maturity date of the Refinanced Revolver Debt, (iii) the terms and conditions of such Indebtedness (except as otherwise provided in clause (ii) above and with respect to pricing and premiums and optional prepayment or redemption terms) are (taken as a whole) no more favorable to the lenders or holders providing such Indebtedness, than those applicable to the Refinanced Revolver Debt (except for covenants or other provisions applicable only to periods after the Latest Maturity Date or the benefits of which will also be given to the Revolving Lenders), (iv) (x) will not be secured by assets other than the Collateral and (y) shall not be incurred by any Person other than the Borrower or a Subsidiary Loan Party or guaranteed by any Person that is not a Borrower or a Guarantor, (v) such Revolver Refinancing Indebtedness (a) will rank pari passu or junior in right of payment and of security with the other Loans and Commitments hereunder, in each case, subject to intercreditor arrangements (which may take the form of modifications to the payment or collection “waterfall” provisions in the Loan Documents) reasonably acceptable to the Administrative Agent, or shall be unsecured, and (vi) such Refinanced Revolver Debt shall be repaid, defeased or satisfied and discharged, and all accrued interest, fees and premiums (if any) in connection therewith shall be paid with 100% of the Net Proceeds of the applicable Revolver Refinancing Indebtedness, on the date such Revolver Refinancing Indebtedness is issued, incurred or obtained, and to the extent that such Refinanced Revolver Debt consists, in whole or in part, of Revolving Commitments or Other Revolving Commitments (or Revolving Loans, Swingline Loans or Other Revolving Loans incurred pursuant to any Revolving Commitments or other Revolving Commitments), such Revolving Commitments or Other Revolving Commitments, as applicable, being refinanced by the applicable Revolver Refinancing Indebtedness shall be terminated, and all accrued fees in connection therewith shall be paid, on the date such Revolver Refinancing Indebtedness is issued, incurred or obtained.

“Revolving Availability Period” means the period from and including the Restatement Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

“Revolving Borrowing” has the meaning assigned to such term in Section 1.02.

“Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Lender pursuant to an Assignment and Assumption or (ii) a Refinancing Amendment. The initial amount of each Lender’s Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption or Refinancing Amendment pursuant to which such Lender shall have assumed its Revolving Commitment, as the case may be. On the Restatement Date, the aggregate amount of the Lenders’ Revolving Commitments is $25,000,000.

“Revolving Commitment Increase” has the meaning assigned to such term in Section 2.20(a).

“Revolving Exposure” means, with respect to any Revolving Lender at any time, the sum of the outstanding principal amount of such Revolving Lender’s Revolving Loans and its LC Exposure and Swingline Exposure at such time.

“Revolving Facility” has the meaning assigned to such term in Section 2.01.

“Revolving Lender” means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

“Revolving Loan” means a Loan made pursuant to Section 2.01(b).

“Revolving Maturity Date” means (a) with respect to the Revolving Facility, June 30, 2024 and (b) with respect to Other Revolving Loans, the final maturity date as specified in the applicable Refinancing Amendment.

“S&P” means S&P Global Ratings and any successor thereto.

“Sanctions” has the meaning assigned to such term in Section 3.16(b).

“SEC” means the Securities and Exchange Commission or any Governmental Authority succeeding to any of its principal functions.

“Secured Cash Management Obligations” means the due and punctual payment and performance of all obligations of Parent, Holdings, the Borrower or any Restricted Subsidiary in respect of any overdraft and related liabilities arising from treasury, depository, purchasing card and cash management services or any automated clearing house transfers of funds provided to Parent, Holdings, the Borrower or any Restricted Subsidiary (whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor)) that are (a) owed to the Administrative Agent or any of its Affiliates, (b) owed on the Restatement Date to a Person that is a Lender or an Affiliate of a Lender as of the Restatement Date or (c) owed to a Person that is a Lender or an Affiliate of a Lender as of the date such Secured Cash Management Obligations were entered into; provided, that such obligations are represented by an agreement that designates such obligations as Secured Cash Management Obligations.

“Secured Obligations” means (a) the Loan Document Obligations, (b) the Secured Cash Management Obligations and (c) the Secured Swap Obligations.

“Secured Parties” means (a) each Lender, (b) each Issuing Bank, (c) the Administrative Agent, (d) the Collateral Agent, (e) the Lead Arrangers and the Co-Syndication Agents, (f) each Person to whom any Secured Cash Management Obligations are owed, (g) each counterparty to any Swap Agreement (other than the Borrower or any of its Affiliates) the obligations under which constitute Secured Swap Obligations, (h) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (i) the permitted successors, assigns and delegates of each of the foregoing.

“Secured Swap Obligations” means the due and punctual payment and performance of all obligations of Parent, Holdings, the Borrower and the Restricted Subsidiaries under each Swap Agreement that (a) is with a counterparty that is the Administrative Agent or any of its Affiliates, (b) is in effect on the Effective Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Effective Date or (c) is with a counterparty that was a Lender or an Affiliate of a Lender as of the date such Secured Swap Obligations were entered into, provided, that such Swap Agreement designates the obligations owed thereunder as Secured Swap Obligations.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Documents” means the Collateral Agreement, the Copyright Security Agreement, Patent Security Agreement, Trademark Security Agreement, any Mortgages and each other security agreement or pledge agreement executed and delivered pursuant to the Collateral and Guarantee Requirement, Section 5.11 or 5.12 to secure any of the Secured Obligations.

“Senior Representative” means, with respect to any series of Permitted Pari Passu Secured Refinancing Debt or Permitted Junior Secured Refinancing Debt, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities.

“Senior Secured Net Leverage Ratio” means, on any date of determination, the ratio of (a) Consolidated Net Debt as of such date that is secured by a Lien on any assets of Parent, Holdings, the Borrower or the Restricted Subsidiaries, to (b) Consolidated EBITDA for the most recently ended Test Period.

“Series B Certificate of Designation” has the meaning assigned to such term in the definition of Series B Convertible Preferred Stock.

“Series B-1 Certificate of Designation” has the meaning assigned to such term in the definition of Series B Convertible Preferred Stock.

“Series B-2 Certificate of Designation” has the meaning assigned to such term in the definition of Series B Convertible Preferred Stock.

“Series B Convertible Preferred Stock” means collectively, the (i) Series B-1 Convertible Preferred Stock authorized pursuant to the Series B-1 Certificate of Designation of Parent (the “Series B-1 Certificate of Designation”), (ii) Series B-2 Convertible Preferred Stock authorized pursuant to the Series B-2 Certificate of Designation of Parent (the “Series B-2 Certificate of Designation,”) and (iii) Series B Convertible Preferred Stock authorized pursuant to the Series B Certificate of Designation of Parent (the “Series B Certificate of Designation” and together with the Series B-1 Certificate of Designation and Series B-2 Certificate of Designation, the “Certificate of Designation”), adopted by the Parent in connection with the transactions contemplated by that certain Investment Agreement, dated as of June 13, 2020, between Parent and PSP (as amended, modified or supplemented, the “Investment Agreement”).

“Small Business Act” means the Small Business Act (15 U.S. Code Chapter 14A – Aid to Small Business)

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.

“Sold Entity or Business” has the meaning assigned to such term in the definition of the term “Consolidated EBITDA.”

“Solicited Discount Proration” has the meaning assigned to such term in Section 2.11(a)(ii)(D).

“Solicited Discounted Prepayment Amount” has the meaning assigned to such term in Section 2.11(a)(ii)(D).

“Solicited Discounted Prepayment Notice” means an irrevocable written notice of a Borrower Solicitation of Discounted Prepayment Offers made pursuant to Section 2.11(b).

“Solicited Discounted Prepayment Offer” means the irrevocable written offer by each Term Lender, substantially in the form of Exhibit G-6, submitted following the Administrative Agent’s receipt of a Solicited Discounted Prepayment Notice.

“Solicited Discounted Prepayment Response Date” has the meaning assigned to such term in Section 2.11(a)(ii)(D).

“Specified Discount” has the meaning assigned to such term in Section 2.11(a)(ii)(B).

“Specified Discount Prepayment Amount” has the meaning assigned to such term in Section 2.11(a)(ii)(B).

“Specified Discount Prepayment Notice” means an irrevocable written notice of the Borrower Offer of Specified Discount Prepayment made pursuant to Section 2.11(a)(ii)(B) substantially in the form of Exhibit G-1.

“Specified Discount Prepayment Response” means the irrevocable written response by each Term Lender, substantially in the form of Exhibit G-2, to a Specified Discount Prepayment Notice.

“Specified Discount Prepayment Response Date” has the meaning assigned to such term in Section 2.11(a)(ii)(B).

“Specified Discount Proration” has the meaning assigned to such term in Section 2.11(a)(ii)(B).

“Specified Event of Default” means any Event of Default occurring under Sections 7.1(a), (b), (h) or (i).

“Specified Representations” means the representations set forth in (i) Section 3.01 (as it relates to a Loan Party’s organization, corporate power and authority), Section 3.02 (as it relates to the authorization, execution, delivery and enforceability of the Loan Documents), Section 3.03(b)(i), Section 3.08, Section 3.14, Section 3.15, Section 3.16 and Section 3.18 and (ii) subject to Permitted Liens and Sections 2.03(f) and 3.02(c) of the Collateral Agreement.

“Specified Transaction” means, with respect to any period, (i) any purchase or other acquisition, by merger or otherwise, by Parent, Holdings, the Borrower or any Restricted Subsidiary of all or a majority of the Equity Interests in, or all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of) any Person, (ii) the Disposition of all or substantially all Equity Interests in any Restricted Subsidiary or any division, product line, or facility used for operations of Parent, Holdings, the Borrower or any of the Restricted Subsidiaries, (iii) any designation of a Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary, (iv) the incurrence or repayment of Indebtedness (other than Indebtedness incurred or repaid under any revolving credit facility in the ordinary course of business for working capital purposes), (v) any Restricted Payment, or (vi) any other event that by the terms of the Loan Documents requires “Pro Forma Compliance” with a test or covenant hereunder or requires such test or covenant to be calculated on a Pro Forma Basis.

“Submitted Amount” has the meaning assigned to such term in Section 2.11(a)(ii)(C).

“Submitted Discount” has the meaning assigned to such term in Section 2.11(a)(ii)(C).

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) the management of which is, as of such date, otherwise Controlled, directly or indirectly, through one or more intermediaries, by such Person. Unless the context otherwise requires, “Subsidiary” means any subsidiary of Holdings, or, as the context requires, the Borrower.

“Subsidiary Redesignation” has the meaning assigned to such term in the definition of “Unrestricted Subsidiary.”

“Subsidiary Loan Party” means each Subsidiary of the Borrower that is a party to the Guarantee Agreement.

“Supported QFC” shall have the meaning specified in Section 9.19.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement or contract involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of Holdings, the Borrower or the other Restricted Subsidiaries shall be a Swap Agreement.

“Swingline Commitment” means the commitment of the Swingline Lender to make Swingline Loans up to an aggregate principal amount not to exceed $5,000,000; provided that the aggregate of all Swingline Commitments shall not exceed $5,000,000.

“Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the aggregate Swingline Exposure at such time.

“Swingline Lender” means (a) BMO Harris Bank, N.A., in its capacity as the lender of Swingline Loans hereunder and (b) each Revolving Lender that shall have become a Swingline Lender hereunder as provided in Section 2.04(d) (other than any Person that shall have ceased to be a Swingline Lender as provided in Section 2.04(e)), each in its capacity as a lender of Swingline Loans hereunder.

“Swingline Loan” means a Loan made pursuant to Section 2.04.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make a Term Loan hereunder, expressed as an amount representing the maximum principal amount of the Term Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 or increased pursuant to Section 2.20 and (b) reduced or increased from time to time pursuant to a Refinancing Amendment or assignments by or to such Lender pursuant to an Assignment and Assumption. The initial amount of each Lender’s Term Commitment as of the Restatement Date is set forth on Schedule 2.01 or in the Assignment and Assumption, Incremental Term Facility Amendment or Refinancing Amendment pursuant to which such Lender shall have assumed its Term Commitment, as the case may be.

“Term Commitment Increase” has the meaning assigned to such term in Section 2.20(b).

“Term Facility” means each Class of Term Commitments and/or Term Loans, as applicable, at such time.

“Term Lender” means a Lender with a Term Commitment or an outstanding Term Loan.

“Term Loan Borrowing” has the meaning assigned to such term in Section 1.02.

“Term Loan Refinancing Indebtedness” means (a) Indebtedness incurred pursuant to a Refinancing Amendment, (b) Permitted Pari Passu Secured Refinancing Debt, (c) Permitted Junior Secured Refinancing Debt and (d) Permitted Unsecured Refinancing Debt, in each case, issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, refund, renew, replace or refinance, in whole or part, existing Term Loans, (including any successive Term Loan Refinancing Indebtedness) (“Refinanced Term Debt”); provided that (i) such extending, renewing or refinancing Indebtedness is in an original aggregate principal amount (or accreted value, if applicable) not greater than the aggregate principal amount (or accreted value, if applicable) of the Refinanced Term Debt except by an amount equal to unpaid accrued interest and premium thereon and reasonable and customary fees and expenses (including upfront fees and OID) in connection with such exchange, modification, refinancing, refunding, renewal or replacement, (ii) such Indebtedness has a later maturity than, and a Weighted Average Life to Maturity equal to or greater than, the Refinanced Term Debt, (iii) the terms and conditions of such Indebtedness (except as otherwise provided in clause (ii) above and with respect to pricing and premiums and optional prepayment or redemption terms) are (taken as a whole) no more favorable to the lenders or holders providing such Indebtedness, than those applicable to the Term Loans being refinanced (except for covenants or other provisions applicable only to periods after the Latest Maturity Date or for which the Term Lenders receive the benefits), (iv) (x) will not be secured by assets other than the Collateral and (y) shall not be incurred by a Person other than the Borrower or a Subsidiary Loan Party or guaranteed by any Person that is not a Borrower or a Guarantor, (v) such Term Loan Refinancing Indebtedness (a) will rank pari passu or junior in right of payment and of security with the other Loans and Commitments hereunder, in each case, subject to intercreditor arrangements (which may take the form of modifications to the payment or collection “waterfall” provisions in the Loan Documents) reasonably acceptable to the Administrative Agent, or shall be unsecured, and (vi) such Refinanced Term Debt shall be repaid, defeased or satisfied and discharged, and all accrued interest, fees and premiums (if any) in connection therewith shall be paid, with 100% of the Net Proceeds of the applicable Term Loan Refinancing Indebtedness, on the date such Term Loan Refinancing Indebtedness is issued, incurred or obtained.

“Term Loans” means Initial Term Loans, Other Term Loans and Incremental Term Loans, as the context requires.

“Term Maturity Date” means (a) with respect to the Initial Term Loans, the earlier of (i) December 31, 2024 and (ii) the date on which the principal amount of all outstanding Term Loans have been declared or automatically have become due and payable (whether by acceleration or otherwise) in accordance with the terms hereof, (b) with respect to any Incremental Term Loans, the final maturity date as specified in the applicable Incremental Term Facility Amendment and (c) with respect to any Other Term Loans, the final maturity date as specified in the applicable Refinancing Amendment.

“Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Test Period” means the most recent period of four consecutive fiscal quarters of Parent for which financial statements have been delivered pursuant to Section 5.01(a) or (b), as applicable.

“Total Net Leverage Ratio” means, on any date of determination, the ratio of (a) Consolidated Net Debt as of such date to (b) Consolidated EBITDA for the most recently ended Test Period.

“Trademark Security Agreement” has the meaning assigned to such term in the Collateral Agreement.

“Transaction Costs” means all fees, costs and expenses (including transfer taxes) incurred or payable by Parent, Holdings, the Borrower or any other Restricted Subsidiary in connection with the Restatement Date Transactions.

“Trust Funds” shall mean funds (a) for payroll and payroll taxes and other employee wage and benefit payments to or for the benefit of a Loan Party or any of their respective Restricted Subsidiaries’ officers, directors and employees, (b) for taxes required to be collected, remitted or withheld (including, without limitation, federal and state withholding taxes (including the employer’s share thereof)) or (c) which any Loan Party or any of their respective Restricted Subsidiaries holds on behalf of a third party as escrow or fiduciary for such third party; provided that in the case of this clause (c), either (i) such third party is a future, current or former director, officer, employee, member of management or consultant of any Loan Party or any of their respective Restricted Subsidiaries or an estate, heir, family member, spouse, domestic partner, former spouse or former domestic partner of any of the foregoing or (ii) such funds are being held in connection with a Permitted Acquisition or other Investment permitted under this Agreement.

“Type,” when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted Eurodollar Rate or the Alternate Base Rate.

“UK Financial Institution” means shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“Undisclosed Administration” means, in relation to a Lender or its direct or indirect parent company, the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian, or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender or such parent company is subject to home jurisdiction, if applicable law requires that such appointment not be disclosed.

“United States” or “U.S.” shall mean the United States of America.

“Unrestricted Subsidiary” means (a) any Subsidiary of the Borrower designated by the Borrower as an Unrestricted Subsidiary hereunder by written notice to the Administrative Agent; provided, that the Borrower shall only be permitted to so designate a Subsidiary as an Unrestricted Subsidiary after the Restatement Date and so long as (i) no Default has occurred and is continuing or would result therefrom, (ii) immediately after giving effect to such designation, the Borrower shall be in Pro Forma Compliance with the Financial Performance Covenant, (iii) such Unrestricted Subsidiary shall be capitalized (to the extent capitalized by the Borrower or any of the Restricted Subsidiaries) through Investments as permitted by, and in compliance with Section 6.04, (iv) without duplication of clause (iii), any assets owned by such Unrestricted Subsidiary at the time of the initial designation thereof shall be treated as Investments pursuant to Section 6.04, (v) such Unrestricted Subsidiary shall not hold or own any Intellectual Property or contractual right that is required for the operation of the business of Parent and its subsidiaries, (vi) the Parent or any Restricted Subsidiary does not contribute any material Intellectual Property or material contractual rights to any Unrestricted Subsidiary and (vii) the Borrower shall have delivered to the Administrative Agent an officer’s certificate executed by a Responsible Officer of the Borrower, certifying compliance with the requirements of preceding clauses (i) through (vii), and containing the calculations and information required by the proceeding clause (ii), and (b) any subsidiary of an Unrestricted Subsidiary. The Borrower may designate any Unrestricted Subsidiary to be a Restricted Subsidiary for purposes of this Agreement (each a “Subsidiary Redesignation”); provided, that (A) no Default has occurred and is continuing or would result therefrom, (B) immediately after giving effect to such Subsidiary Redesignation, the Borrower shall be in Pro Forma Compliance with the Financial Performance Covenant, (C) such Subsidiary Redesignation shall constitute the incurrence by the Borrower at the time of such redesignation of any Investment, Indebtedness or Liens of such Subsidiary existing at such time and (D) the Borrower shall have delivered to the Administrative Agent an officer’s certificate executed by a Responsible Officer of the Borrower, certifying compliance with the requirements of the preceding clauses (A) through (C), and containing the calculations and information required by the preceding clause (B); provided, further, that no Unrestricted Subsidiary that has been designated as a Restricted Subsidiary pursuant to a Subsidiary Redesignation may again be designated as an Unrestricted Subsidiary.

“U.S. Special Resolution Regime” shall have the meaning specified in Section 9.19.

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended from time to time.

“Voting Stock” has the meaning assigned to such term in the definition of “Change in Control”.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness; provided, that for purposes of determining the Weighted Average Life to Maturity of any Refinanced Revolver Debt or Refinanced Term Loan Debt, as applicable, or any Indebtedness that is being modified, refinanced, refunded, renewed, replaced or extended (the “Applicable Indebtedness”), the effects of any amortization of or prepayments made on such Applicable Indebtedness prior to the date of the applicable modification, refinancing, refunding, renewal, replacement or extension shall be disregarded.

“Wholly Owned Subsidiary” means, with respect to any Person at any date, a direct or indirect subsidiary of such Person of which securities or other ownership interests representing 100% of the Equity Interests (other than (a) directors’ qualifying shares and (b) nominal shares issued to foreign nationals to the extent required by applicable Requirements of Law) are, as of such date, owned, controlled or held by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

1.02            Classification of Loans and Borrowings. For purposes of this Agreement, Loans and Borrowings may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Eurodollar Loan”) or by Class and Type (e.g., a “Eurodollar Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”, an “Incremental Borrowing” or a “Term Loan Borrowing”) or by Type (e.g., a “Eurodollar Borrowing”) or by Class and Type (e.g., a “Eurodollar Revolving Borrowing”).

1.03            Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement (including this Agreement and the other Loan Documents), instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented and/or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or other modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) any definition or reference to any law shall include all statutory and regulatory provisions consolidating, amending or interpreting any such law and any reference or definition of any law or regulation, unless otherwise specified, shall refer to such law or regulation as amended, modified or supplemented from time to time. Notwithstanding anything contained herein to the contrary, (i) where compliance with any provision herein or the other Loan Documents is determined by reference to the proceeds of any issuances of Equity Interests or capital contributions, such proceeds shall be deemed to be limited to such amount as was not previously applied in determining the permissibility of another transaction hereunder or under the Loan Documents and (ii) with respect to determining the permissibility of the establishment of any commitments in respect of Indebtedness pursuant to Section 2.20 and clause (ii) of the definition of “Incremental Cap”, all such Incremental Revolving Commitments established at such time shall be deemed to be fully drawn, and not thereafter tested, (iii) all references to “knowledge” or “awareness” of any Loan Party or any Restricted Subsidiary thereof means the actual knowledge of an Authorized Officer of such Loan Party or such Restricted Subsidiary, (iv) all references to “in the ordinary course of business” of the Borrower or any Restricted Subsidiary thereof means (x) in the ordinary course of business of, or in furtherance of an objective that is in the ordinary course of business of the Borrower or such Restricted Subsidiary, as applicable or (y) generally consistent with the past or current practice of the Borrower or such Restricted Subsidiary, as applicable, (v) in the case of any cure or waiver, Holdings, the Borrower, the applicable Loan Parties, the Lenders and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default cured or waived shall be deemed to be cured and not continuing, it being understood that, except as provided in the immediately following clause, no such cure or waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon, and (vi) any reference herein or in the any other Loan Document to (x) a transfer, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a Division of or by a limited liability company, or an allocation of assets to a series of a limited liability company, as if it were a transfer, assignment, sale or transfer, or similar term, as applicable, to a separate Person, and (y) a merger, consolidation, amalgamation or consolidation, or similar term, shall be deemed to apply to the Division of or by a limited liability company, or an allocation of assets to a series of a limited liability company, or the unwinding of such a division or allocation, as if it were a merger, consolidation, amalgamation or consolidation or similar term, as applicable, with a separate Person.

1.04            Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision (including any definitions) hereof to eliminate the effect of any change occurring after the Restatement Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), the Borrower and the Administrative Agent shall negotiate in good faith to amend the financial definitions and related covenants to preserve the original intent thereof in light of such change (and such amendments to be subject to the approval of the Required Lender); and regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith (provided, that, in the case of any amendment arising out of an accounting change described in the Proposed Accounting Standards Update to Leases (Topic 840) dated August 17, 2010, and the Proposed Accounting Standards Update (Revised) to Revenue Recognition (Topic 605) dated November 14, 2011 and January 4, 2012, there shall be no amendment fee). Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Financial Accounting Standards Accounting Standards Codification No. 825—Financial Instruments, or any successor thereto (including pursuant to the Accounting Standards Codification), to value any Indebtedness of Holdings, the Borrower or any Restricted Subsidiary at “fair value” as defined therein. Notwithstanding any other provision contained herein, for all purposes of this Agreement and the other Loan Documents, including negative covenants, financial covenants and component definitions, GAAP will be deemed to treat operating leases and Capitalized Leases in a manner consistent with the treatment under GAAP as in effect prior to the issuance by the Financial Accounting Standards Board on February 24, 2016 of Accounting Standards Update No. 2016-02.

1.05            Effectuation of Restatement Date Transactions. All references herein to Parent, Holdings, the Borrower and the other Subsidiaries shall be deemed to be references to such Persons, and all the representations and warranties of Parent, Holdings, the Borrower and the other Loan Parties contained in this Agreement and the other Loan Documents shall be deemed made, in each case, after giving effect to the Restatement Date Transactions to occur on the Restatement Date, unless the context otherwise requires.

1.06            Currency Translation. For purposes of any determination under Article V, Article VI (other than Sections 6.10) or Article VII or any determination under any other provision of this Agreement expressly requiring the use of a currency exchange rate, all amounts incurred, outstanding or proposed to be incurred or outstanding in currencies other than dollars shall be translated into dollars at currency exchange rates in effect on the date of such determination; provided, however, that for purposes of determining compliance with Article VI with respect to the amount of any Indebtedness, Investment, Disposition or Restricted Payment in a currency other than dollars, no Default or Event of Default shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness or Investment is incurred or Disposition or Restricted Payment made. For purposes of calculating the Senior Secured Net Leverage Ratio in connection with determining compliance with the Financial Performance Covenant, or otherwise calculating the Senior Secured Net Leverage Ratio and the Total Net Leverage Ratio on any date of determination, amounts denominated in a currency other than dollars will be translated into dollars at the currency exchange rates used in the Borrower’s latest financial statements delivered pursuant to Sections 5.01(a) or 5.01(b), and will, in the case of Indebtedness, reflect the currency translation effects, determined in accordance with GAAP, of Swap Contracts permitted hereunder for currency exchange risks with respect to the applicable currency in effect on the date of determination of the dollar Amount of such Indebtedness.

1.07            Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, that with respect to any Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

1.08            Pro Forma Calculations.

(a)               Notwithstanding anything to the contrary herein, financial ratios and tests, including the Total Net Leverage Ratio and the Senior Secured Net Leverage Ratio and compliance with covenants determined by reference to Consolidated EBITDA and Consolidated Total Assets, shall be calculated on a pro forma basis in the manner prescribed by this Section 1.08; provided that notwithstanding anything to the contrary in clauses (b), (c), (d) or (e) of this Section 1.08, (A) when calculating any such ratio or test for purposes of (i) the definition of “Applicable Rate,” (ii) the definition of “ECF Percentage” and (iii) Section 6.10 (other than for the purpose of determining Pro Forma Compliance with the Financial Performance Covenant), the events described in this Section 1.08 that occurred subsequent to the end of the applicable Test Period shall not be given pro forma effect and (B) when calculating any such ratio or test for purposes of the incurrence of any Indebtedness, cash and cash equivalents resulting from the incurrence of any such Indebtedness shall be excluded from the pro forma calculation of any applicable ratio or test. For purposes of determining Pro Forma Compliance with the Financial Performance Covenant, if no Test Period with an applicable level cited in Section 6.10 has passed, the applicable level shall be the level for the first Test Period cited in Section 6.10 with an indicated level. Prior to the initial date upon which the financial statements and certificates are required to be delivered pursuant to Sections 5.01(a), (b) or (c), as applicable, are required to be delivered, compliance shall be calculated on a pro forma basis as of the four consecutive fiscal quarter period ended March 31, 2020.

(b)               For purposes of calculating any financial ratio or test or compliance with any covenant determined by reference to Consolidated EBITDA and Consolidated Total Assets, Specified Transactions (with any incurrence or repayment of any Indebtedness in connection therewith to be subject to clause (d) of this Section 1.08) that have been made (i) during the applicable Test Period or (ii) if applicable as described in clause (a) above, subsequent to such Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made shall be calculated on a pro forma basis assuming that all such Specified Transactions (and any increase or decrease in Consolidated EBITDA and the component financial definitions used therein attributable to any Specified Transaction) had occurred on the first day of the applicable Test Period. If since the beginning of any applicable Test Period any Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into the Borrower or any of its Restricted Subsidiaries since the beginning of such Test Period shall have made any Specified Transaction that would have required adjustment pursuant to this Section 1.08, then such financial ratio or test shall be calculated to give pro forma effect thereto in accordance with this Section 1.08.

(c)               Whenever pro forma effect is to be given to a Specified Transaction, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of the Borrower and may include, for the avoidance of doubt, the amount of “run-rate” cost savings, operating expense reductions and cost synergies resulting from or relating to, any Specified Transaction which is being given pro forma effect that have been realized or are expected to be realized (calculated on a pro forma basis as though such cost savings, operating expense reductions and synergies had been realized on the first day of such period and as if such cost savings, operating expense reductions and synergies were realized during the entirety of such period and “run-rate” means the full recurring benefit for a period that is associated with any action taken, net of the amount of actual benefits realized during such period from such actions, and any such adjustments shall be included in the initial pro forma calculations of any financial ratios or tests (and in respect of any subsequent pro forma calculations in which such Specified Transaction is given pro forma effect) and during any applicable subsequent Test Period in which the effects thereof are expected to be realized) relating to such Specified Transaction; provided that (A) such amounts are reasonably identifiable and factually supportable in the good faith judgment of the Borrower, (B) such cost savings, operating expense reductions and cost synergies are projected to be realized no later than eighteen (18) months after the consummation of such Specified Transaction, (C) no amounts shall be added pursuant to this clause (c) to the extent duplicative of any amounts that are otherwise added back in computing Consolidated EBITDA (or any other components thereof), whether through a pro forma adjustment or otherwise, with respect to such period and (D) any amount of “run-rate” cost savings, operating expense reductions and cost synergies added back in computing Consolidated EBITDA pursuant to this Section 1.08(c) shall be subject to the cap set forth in clause (b) in the definition of Consolidated EBITDA.

(d)               In the event that the Borrower or any Restricted Subsidiary incurs (including by assumption or guarantees) or repays (including by redemption, repayment, retirement or extinguishment) any Indebtedness (other than Indebtedness incurred or repaid under any revolving credit facility in the ordinary course of business for working capital purposes unless such Indebtedness has been permanently repaid and not replaced), (i) during the applicable Test Period (solely in the case of the calculation of any interest coverage ratio, fixed charge coverage ratio or similar ratio) or (ii) subject to paragraph (a), subsequent to the end of the applicable Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made, then such financial ratio or test shall be calculated giving pro forma effect to such incurrence or repayment of Indebtedness, in each case to the extent required, as if the same had occurred on the last day of the applicable Test Period.

(e)               Notwithstanding anything to the contrary herein, with respect to any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that does not require compliance with a financial ratio or test (including, without limitation, the Total Net Leverage Ratio and/or Senior Secured Net Leverage Ratio) (any such amounts, the “Fixed Amounts”, including, for the avoidance of doubt, any grower component based on Consolidated EBITDA or Consolidated Total Assets) substantially concurrently with any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that requires compliance with any such financial ratio or test (any such amounts, the “Incurrence-Based Amounts”), it is understood and agreed that (x) any Fixed Amount (and any cash proceeds thereof) shall be disregarded in the calculation of the financial ratio or test applicable to the relevant Incurrence-Based Amount in connection with such substantially concurrent incurrence and (y) thereafter, the incurrence of the portion of any such amount under the Fixed Amount shall be included in the calculation of Incurrence-Based Amounts.

1.09            Limited Condition Transactions. Notwithstanding anything in this Agreement or any Loan Document to the contrary, when calculating any applicable ratio, the amount or availability of the Available Amount or any other basket (including incremental facilities or any baskets based on Consolidated EBITDA or total assets), or determining other compliance with this Agreement (including the determination of compliance with representations, warranties (other than the Specified Representations) or any provision of this Agreement which requires that no Default or Event of Default (other than a Specified Event of Default)) has occurred, is continuing or would result therefrom), in each case, only in connection with the consummation of a Limited Condition Transaction, the date of determination of such ratio, the amount or availability of the Available Amount or any other basket and determination of the accuracy of any such representation or warranty or whether any such Default or Event of Default has occurred, is continuing or would result therefrom or other applicable covenant shall, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), be deemed to be the date the definitive agreements for such Limited Condition Transaction are entered into (the “LCT Test Date”) and if, after such ratios and other provisions are measured on a Pro Forma Basis after giving effect to such Limited Condition Transaction and the other Specified Transactions or other transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) as if they occurred at the beginning of the applicable Test Period ending prior to the LCT Test Date, the Borrower could have taken such action on the relevant LCT Test Date in compliance with such ratios and provisions, such provisions shall be deemed to have been complied with; provided that, notwithstanding the other provisions of this Section 1.06, Consolidated Net Income and Consolidated Total Assets (and any other financial defined term derived therefrom) shall not include the “Consolidated Net Income” of, or attributable to, the target company or assets associated with any such Limited Condition Transaction unless and until the closing of such Limited Condition Transaction shall have actually occurred. For the avoidance of doubt, (x) if any of such ratios are exceeded as a result of fluctuations in such ratio (including due to fluctuations in Consolidated EBITDA of the Borrower and its Restricted Subsidiaries) at or prior to the consummation of the relevant Limited Condition Transaction, such ratios and other provisions will not be deemed to have been exceeded as a result of such fluctuations solely for purposes of determining whether the Limited Condition Transaction is permitted hereunder and (y) such ratios and other provisions shall not be tested at the time of consummation of such Limited Condition Transaction or related Specified Transactions or other transactions. If the Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any subsequent calculation of any ratio or basket availability with respect to any other Specified Transaction on or following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the date that the definitive agreement for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, any such ratio or basket shall be calculated (and tested) on a Pro Forma Basis (i) assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated and (ii) assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have not been consummated.

1.10            Cashless Roll. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender.

1.11            Calculation of Baskets. Unless otherwise specified herein, the baskets set forth in Section 6 of this Agreement (other than Section 6.10) shall be tested solely at the time of consummation of the relevant transaction or action utilizing any of such baskets and, for the avoidance of doubt, if any of such baskets are exceeded solely as a result of fluctuations to Consolidated EBITDA or Consolidated Total Assets after the last time such baskets were calculated for any purpose under Section 6, such baskets will not be deemed to have been exceeded solely as a result of such fluctuations. If any Indebtedness or Liens securing Indebtedness are incurred to Refinance any existing Indebtedness or Liens securing Indebtedness, in each case, initially incurred in reliance on a basket measured by reference to a percentage of Consolidated EBITDA or Consolidated Total Assets at the time of incurrence, and such Refinancing would cause the percentage of Consolidated EBITDA or Consolidated Total Assets restriction to be exceeded if calculated based on the Consolidated EBITDA or Consolidated Total Assets at the time of incurrence of such Refinancing, such percentage of Consolidated EBITDA or Consolidated Total Assets restriction shall not be deemed to be exceeded so long as the principal amount of such Indebtedness or such Indebtedness secured by such Liens, as applicable, does not exceed the principal amount of the relevant existing Indebtedness or Indebtedness secured by such Liens, as applicable, being Refinanced, plus Indebtedness incurred to pay premiums, defeasance costs and fees and expenses in connection therewith.

1.12            Leverage Ratios. Notwithstanding anything to the contrary contained herein, for purposes of calculating any leverage ratio herein in connection with the incurrence of any Indebtedness or Liens, (a) there shall be no netting of the cash proceeds proposed to be received in connection with the incurrence of such Indebtedness and (b) to the extent the Indebtedness to be incurred or secured (as applicable) is revolving Indebtedness, such incurred revolving Indebtedness (or, if applicable, the portion (and only such portion) of the increased or new commitments thereunder) shall be treated as fully drawn.

Section 2.      The Credits

2.01            Commitments.

(a)            Initial Term Loans.

(i)            On the Restatement Date (after giving effect to the Restatement Date Refinancing), Initial Term Loans in an aggregate principal amount of $275,000,000 are outstanding.

(ii)            Subject to the terms and conditions set forth herein, each (A) Existing Lender that executes and delivers a counterpart to this Agreement with its consent severally agrees that, on the Restatement Date, (1) the Initial Term Loans held by such Existing Lender under the Existing Credit Agreement and outstanding on the Restatement Date (immediately prior to giving effect thereto) shall continue and remain as Initial Term Loans under this Agreement and (2) such Existing Lender will assign a portion of its Initial Term Loans (as notified to such Existing Lender by the Administrative Agent) to the New Lender (as defined below) on the Restatement Date at par (it being understood that no Assignment and Assumption shall be required to be executed by such Existing Lender or the New Lender to effect such assignment) and (B) Existing Lender holding Initial Term Loans that does not execute and deliver a counterpart to this Agreement or executes and delivers a counterpart to this Agreement declining consent (each, a “Non-Consenting Existing Lender”) shall be required to assign the entire amount of its Initial Term Loans (the “Assigned Initial Term Loans”) to BMO Harris Bank, N.A. (in such capacity, the “New Lender”) in accordance with Section 9.02(c) and 9.04 and such New Lender shall become a Lender under this Agreement with respect to such Assigned Initial Term Loans (and this Agreement shall constitute the notice to any such Non-Consenting Existing Lender to be replaced in accordance with Section 9.02(c)). Each of the New Lender, the Administrative Agent and the Borrower acknowledges and agrees that, upon the Restatement Date, each Non-Consenting Existing Lender, as assignor, will be deemed pursuant to Section 9.02(c) and 9.04 to assign its Initial Term Loans to the New Lender, as assignee.

(iii)            After the Restatement Date, upon the terms and subject to the conditions set forth herein and in any Incremental Term Facility Amendment or Refinancing Amendment, each Term Lender with a Term Commitment with respect to any Class of Term Loans (other than any Class of Initial Term Loans) severally agrees to make a Term Loan denominated in dollars under such Class to the Borrower in an amount not to exceed such Term Lender’s Term Commitment under such Class on the date of incurrence thereof.

(iv)            Amounts borrowed, exchanged, renewed, replaced or refinanced under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Term Loans may be ABR Loans or Eurodollar Loans, as further provided herein.

(b)            The Revolving Loans. Upon the terms and subject to the conditions set forth herein, each Revolving Lender severally agrees to make Revolving Loans to the Borrower denominated in dollars from time to time during the Revolving Availability Period in an aggregate principal amount which will not result in such Lender’s Revolving Exposure exceeding such Lender’s Revolving Commitment (the “Revolving Facility”). Within the foregoing limits and upon the terms and subject to the conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. Upon the terms and subject to the conditions set forth herein (including, on and after the occurrence of the Restatement Date), each Revolving Lender severally agrees that on the Restatement Date, each Revolving Loan made by such Revolving Lender to the Borrower pursuant to the Existing Credit Agreement and outstanding on the Restatement Date shall convert into a Revolving Loan hereunder to the Borrower. Revolving Loans may be ABR Loans or Eurodollar Loans, as further provided herein.

2.02            Loans and Borrowings. (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder, provided that the Commitments of the Lenders are several and other than as expressly provided herein with respect to a Defaulting Lender, no Lender shall be responsible for any other Lender’s failure to make Loans as required hereby.

(b)            Subject to Section 2.14, each Revolving Borrowing and Term Loan Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith; provided, that all Borrowings made on the Restatement Date must be made as ABR Borrowings unless the Borrower shall have given the notice required for a Eurodollar Borrowing under Section 2.03 and provided an indemnity letter extending the benefits of Section 2.16 to Lenders in respect of such Borrowings; provided, further, that each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

(c)            At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum; provided that a Eurodollar Borrowing that results from a continuation of an outstanding Eurodollar Borrowing may be in an aggregate amount that is equal to such outstanding Borrowing. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum. Each Swingline Loan shall be in an amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of ten (10) Eurodollar Borrowings outstanding. Notwithstanding anything to the contrary herein, an ABR Revolving Borrowing or a Swingline Loan may be in an aggregate amount which is equal to the entire unused balance of the aggregate Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(f).

2.03            Requests for Borrowings. To request a Revolving Borrowing, Incremental Term Loan Borrowing or Term Loan Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone for a Loan (followed by a prompt written notice) (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three (3) Business Days prior to the date of the proposed Borrowing (or, in the case of any Eurodollar Borrowing to be made on the Restatement Date, such shorter period of time as may be agreed to by the Administrative Agent), or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, one (1) Business Day prior to the of the proposed Borrowing; provided that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(f) may be given not later than 12:00 p.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile or other electronic transmission to the Administrative Agent of a written Borrowing Request signed by a Responsible Officer of the Borrower. Each such telephonic and written Borrowing Request shall specify the following information:

(i)            whether the requested Borrowing is to be a Revolving Borrowing, an Incremental Term Loan Borrowing, a Term Loan Borrowing, or a Borrowing of any other Class (specifying the Class thereof);

(ii)            the aggregate principal amount of such Borrowing;

(iii)           the date of such Borrowing, which shall be a Business Day;

(iv)           whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

(v)            in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”;

(vi)           the location and number of the Borrower’s account or such other account or accounts to which funds are to be disbursed, which shall comply with the requirements of Section 2.06, or, in the case of any ABR Revolving Borrowing or Swingline Loan requested to finance the reimbursement of an LC Disbursement as provided in Section 2.05(f), the identity of the Issuing Bank that made such LC Disbursement; and

(vii)         that as of the date of such Borrowing, the conditions set forth in Sections 4.02(a) and 4.02(b) are satisfied.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one (1) month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each Lender of the applicable Class of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

2.04            Swingline Loans. (a) Subject to the terms and conditions set forth herein (including Section 2.22), in reliance upon the agreements of the other Lenders set forth in this Section 2.04, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time during the Revolving Availability Period, denominated in dollars, in an aggregate principal amount at any time outstanding that, after giving effect to any Swingline Borrowing and the use of proceeds therefrom, will not result in (i) the outstanding Swingline Loans of the Swingline Lender exceeding its Swingline Commitment or (ii) the aggregate Revolving Exposures exceeding the aggregate Revolving Commitments; provided that the Swingline Lender shall not be required to make a Swingline Loan (x) to refinance an outstanding Swingline Loan or (y) if any Lender is at that time a Defaulting Lender and after giving effect to Section 2.22(a)(iv), any Defaulting Lender Fronting Exposure remains outstanding. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans. Immediately upon the making of a Swingline Loan, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swingline Lender a risk participation in such Swingline Loan in an amount equal to such Revolving Lender’s Applicable Percentage of such Swingline Loan.

(b)            To request a Swingline Loan, the Borrower shall notify the Administrative Agent and the Swingline Lender of such request by telephone (confirmed in writing) or by facsimile or other electronic transmission (confirmed by telephone), in each case, not later than 12:00 p.m., New York City time, on the day of such proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day), the principal amount of the requested Swingline Loan and (x) if the funds are not to be credited to a general deposit account of the Borrower maintained with the Swingline Lender, the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with Section 2.06, or (y) in the case of any ABR Revolving Borrowing or Swingline Loan requested to finance the reimbursement of an LC Disbursement as provided in Section 2.05(f), the identity of the Issuing Bank that made such LC Disbursement. The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the general deposit accounts of the Borrower maintained with the Swingline Lender or such other deposit account identified by Borrower (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(f), by remittance to the applicable Issuing Bank) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan.

(c)            The Swingline Lender may by written notice given to the Administrative Agent not later than 1:00 p.m., New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice the currency and such Lender’s Applicable Percentage of such Swingline Loan or Swingline Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Swingline Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or any reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds in the applicable currency, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders pursuant to this paragraph), and the Administrative Agent shall promptly remit to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other Person on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted by the Swingline Lender to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or the Administrative Agent, as the case may be, and thereafter to the Borrower, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

(d)            The Borrower may, at any time and from time to time, designate as additional Swingline Lenders one or more Revolving Lenders that agree to serve in such capacity as provided below. The acceptance by a Revolving Lender of an appointment as a Swingline Lender hereunder shall be evidenced by an agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, executed by the Borrower, the Administrative Agent and such designated Swingline Lender, and, from and after the effective date of such acceptance, (i) such Revolving Lender shall have all the rights and obligations of a Swingline Lender under this Agreement and (ii) references herein to the term “Swingline Lender” shall be deemed to include such Revolving Lender in its capacity as a lender of Swingline Loans hereunder.

(e)            The Borrower may terminate the appointment of any Swingline Lender as a “Swingline Lender” hereunder by providing a written notice thereof to such Swingline Lender, with a copy to the Administrative Agent. Any such termination shall become effective upon the earlier of (i) such Swingline Lender’s acknowledging receipt of such notice and (ii) the fifth Business Day following the date of the delivery thereof; provided that no such termination shall become effective until and unless the Swingline Exposure of such Swingline Lender shall have been reduced to zero. Notwithstanding the effectiveness of any such termination, the terminated Swingline Lender shall remain a party hereto and shall continue to have all the rights of a Swingline Lender under this Agreement with respect to Swingline Loans made by it prior to such termination, but shall not make any additional Swingline Loans.

2.05        Letters of Credit.

(a)           General. Subject to the terms and conditions set forth herein (including Section 2.22), each Issuing Bank agrees, in reliance upon the agreements of the Revolving Lenders set forth in this Section 2.05, to issue Letters of Credit denominated in dollars, for the Borrower’s own account (or for the account of any other Restricted Subsidiary so long as the Borrower and such other Restricted Subsidiary are co-applicants in respect of such Letter of Credit; provided that to the extent that such Restricted Subsidiary is not a Loan Party, such Letter of Credit shall be deemed to be an Investment in such Restricted Subsidiary and shall only be issued so long as such Investment is permitted at such time hereunder), in a form reasonably acceptable to the Administrative Agent and the applicable Issuing Bank, which shall reflect the standard operating procedures of such Issuing Bank, at any time and from time to time during the Revolving Availability Period and prior to the fifth Business Day prior to the Revolving Maturity Date. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of Letter of Credit Application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the applicable Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

(b)           Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall deliver in writing by hand delivery or facsimile (or transmit by electronic communication, if arrangements for doing so have been approved by the recipient) to the applicable Issuing Bank and the Administrative Agent (at least five (5) Business Days before the requested date of issuance, amendment, renewal or extension or such shorter period as the applicable Issuing Bank and the Administrative Agent may agree) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (d) of this Section 2.05), the stated amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the applicable Issuing Bank, the Borrower also shall submit a Letter of Credit Application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of any Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, (i) the aggregate Revolving Exposures shall not exceed the aggregate Revolving Commitments then in effect and (ii) the aggregate LC Exposure shall not exceed the Letter of Credit Sublimit. No Issuing Bank shall be under any obligation to issue any Letter of Credit if (i) any order, judgment or decree of any Governmental Authority or arbitrator shall enjoin or restrain such Issuing Bank from issuing the Letter of Credit, or any law applicable to such Issuing Bank any directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon such Issuing Bank with respect to the Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Restatement Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Restatement Date and which such Issuing Bank in good faith deems material to it, (ii) except as otherwise agreed by the Administrative Agent and the such Issuing Bank, the Letter of Credit is in an initial stated amount less than $100,000, in the case of a commercial Letter of Credit, or $500,000, in the case of a standby Letter of Credit, (iii) the issuance of such Letter of Credit would violate one or more policies of the Issuing Bank applicable to letters of credit generally, (iv) any Lender is at that time a Defaulting Lender, if after giving effect to Section 2.22(a)(iv), any Defaulting Lender Fronting Exposure remains outstanding, unless such Issuing Bank has entered into arrangements, including the delivery of cash collateral, reasonably satisfactory to such Issuing Bank with the Borrower or such Lender to eliminate such Issuing Bank’s Defaulting Lender Fronting Exposure arising from either the Letter of Credit then proposed to be issued or such Letter of Credit and all other LC Exposure as to which such Issuing Bank has Defaulting Lender Fronting Exposure or (v) such Issuing Bank’s LC Exposure exceeds its Applicable Percentage of the Letter of Credit Sublimit.

(c)           Notice. Each Issuing Bank agrees that it shall not permit any issuance, amendment, renewal, or extension of a Letter of Credit to occur unless it shall have given to the Administrative Agent written notice thereof required under paragraph (m) of this Section 2.05.

(d)           Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date that is twelve (12) months after the date of the issuance of such Letter of Credit (or, in the case of any extension thereof, such longer period as may be agreed to by the applicable Issuing Bank and the Borrower) and (ii) the date that is five (5) Business Days prior to the Revolving Maturity Date; provided that if such expiry date is not a Business Day, such Letter of Credit shall expire at or prior to the close of business on the next succeeding Business Day; provided, further, that any Letter of Credit may, upon the request of the Borrower and to the extent that the applicable Issuing Bank agrees in its sole discretion, include a provision whereby such Letter of Credit shall be extended automatically for additional consecutive periods of twelve (12) months or less (but not beyond the date that is five (5) Business Days prior to the Revolving Maturity Date except to the extent cash collateralized or backstopped pursuant to an arrangement reasonably acceptable to the Issuing Bank) unless the applicable Issuing Bank notifies the Borrower and the beneficiary thereof within the time period specified in such Letter of Credit or, if no such time period is specified, at least thirty (30) days prior to the then-applicable expiration date, that such Letter of Credit will not be extended; provided, further, that such Letter of Credit shall not be required to expire on such fifth Business Day prior to the Revolving Maturity Date if such Letter of Credit is Cash Collateralized or backstopped in an amount, by an institution and otherwise pursuant to arrangements, in each case, reasonably acceptable to the applicable Issuing Bank. For the avoidance of doubt, if the Revolving Maturity Date occurs prior to the expiration of any Letter of Credit as a result of the last proviso in the foregoing sentence, then upon the taking of actions described in such proviso with respect to such Letter of Credit, all participations in such Letter of Credit under the terminated Revolving Commitments shall terminate. If the Borrower decides not to automatically extend any Letter of Credit, it shall notify the applicable Issuing Bank not less than fifteen (15) days prior to the time period specified in such Letter of Credit and such Issuing Bank must send a notice of non-extension to the beneficiary of such Letter of Credit.

(e)           Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank that is the issuer thereof or the Lenders, such Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Revolving Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of such Issuing Bank, such Revolving Lender’s Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (f) of this Section 2.05, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or any reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(f)            Reimbursement. If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 1:00 p.m., New York City time, on the Business Day immediately following the day that the Borrower receives written notice of such LC Disbursement; provided that, if such LC Disbursement is not reimbursed within such timeframe, the Borrower, subject to the conditions to borrowing set forth herein, shall be deemed to have requested in accordance with Section 2.03 or Section 2.04, as applicable, that such payment be financed with an ABR Revolving Borrowing or a Swingline Loan in an equivalent amount, and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or Swingline Loan. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Revolving Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders pursuant to this paragraph), and the Administrative Agent shall promptly remit to the applicable Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Revolving Lenders and such Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse any Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or Swingline Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement. To the extent that any Revolving Lender shall fail to pay any amount required to be paid pursuant to this clause (f) on the due date therefor, such Revolving Lender shall pay interest to the Issuing Bank (through the Administrative Agent) on such amount from such due date to the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate; provided that if such Revolving Lender shall fail to make such payment to the Issuing Bank within three (3) Business Days of such due date, then, retroactively to the due date, such Lender shall be obligated to pay interest on such amount at the Alternate Base Rate.

(g)           Obligations Absolute. The Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (f) of this Section 2.05 is absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, this Agreement or any other Loan Document, or any term or provision herein or therein, (ii) any exchange, change, waiver, release or impairment of any Collateral for, or any other Person’s guarantee of or other liability for, any of the Secured Obligations, (iii) the existence of any claim, set off, defense or other right which Holdings, the Borrower, any of their respective Subsidiaries or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), the applicable Issuing Bank, any Lender or any other Person or, in the case of a Lender, against the Borrower or any other Loan Party, whether in connection herewith, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Holdings, the Borrower or one or more of its Subsidiaries and the beneficiary for which any Letter of Credit was procured), (iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (v) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit (provided that the Borrower shall not be obligated to reimburse such LC Disbursements unless payment is made against presentation of a draft or other document that at least substantially complies with the terms of such Letter of Credit), (vi) any adverse change in the business, operations, properties, assets or condition (financial or otherwise) of Holdings or any of its Subsidiaries, (vii) any breach hereof or any other Loan Document by any party hereto or thereto, (viii) the fact that a Default or an Event of Default shall have occurred and be continuing or (ix) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.05, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. As between the Borrower and any Issuing Bank, the Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by such Issuing Bank and the proceeds thereof, by the respective beneficiaries of such Letters of Credit or any assignees or transferees thereof. In furtherance and not in limitation of the foregoing none of the Administrative Agent, the Lenders, the Issuing Banks or any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Banks; provided that the foregoing shall not be construed to excuse any Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential or punitive damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such Issuing Bank’s gross negligence, bad faith or willful misconduct in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (as determined by a court of competent jurisdiction in a final, non-appealable judgment). In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, an Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit, and any such acceptance or refusal shall be deemed not to constitute gross negligence, bad faith or willful misconduct.

(h)           Disbursement Procedures. Each Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Each Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed in writing by hand delivery or facsimile or other electronic format) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse such Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement in accordance with paragraph (f) of this Section 2.05.

(i)            Interim Interest. If an Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (f) of this Section 2.05, then Section 2.13(c) shall apply. Interest accrued pursuant to this paragraph shall be paid to the Administrative Agent, for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (f) of this Section 2.05 to reimburse such Issuing Bank shall be for the account of such Lender to the extent of such payment and shall be payable on demand or, if no demand has been made, on the date on which the Borrower reimburses the applicable LC Disbursement in full.

(j)            Cash Collateralization. If a Specified Event of Default shall occur and be continuing, on the Business Day on which the Borrower receives notice from the Administrative Agent or the Required Revolving Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing more than 50% of the aggregate LC Exposure of all Revolving Lenders) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the portions of the LC Exposure attributable to Letters of Credit as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of a Specified Event of Default. The Borrower also shall deposit cash collateral pursuant to this paragraph as and to the extent required by Section 2.11(b). Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. At any time that there shall exist a Defaulting Lender, if any Defaulting Lender Fronting Exposure remains outstanding (after giving effect to Section 2.22(a)(iv)), then promptly upon the request of the Administrative Agent or the Issuing Bank or the Swingline Lender, the Borrower shall deliver to the Administrative Agent cash collateral in an amount sufficient to cover such Defaulting Lender Fronting Exposure (after giving effect to any cash collateral provided by the Defaulting Lender). The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent in Permitted Investments, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Notwithstanding anything to the contrary set forth in this Agreement, moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Banks for LC Disbursements for which they have not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing more than 50% of the aggregate LC Exposure of all the Revolving Lenders), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of a Specified Event of Default or the existence of a Defaulting Lender, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three (3) Business Days after all Specified Events of Default have been cured or waived or after the termination of Defaulting Lender status, as applicable. If the Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.11(b), such amount (to the extent not applied as aforesaid) shall be returned to the Borrower as and to the extent that, after giving effect to such return, the Borrower would remain in compliance with Section 2.11(b) and no Specified Event of Default shall have occurred and be continuing.

(k)           Designation of Additional Issuing Banks. The Borrower may, at any time and from time to time, designate as additional Issuing Banks one or more Revolving Lenders that agree in writing to serve in such capacity as provided below. The acceptance by a Revolving Lender of an appointment as an Issuing Bank hereunder shall be evidenced by an agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, executed by the Borrower, the Administrative Agent and such designated Revolving Lender and, from and after the effective date of such agreement, (i) such Revolving Lender shall have all the rights and obligations of an Issuing Bank under this Agreement and (ii) references herein to the term “Issuing Bank” shall be deemed to include such Revolving Lender in its capacity as an issuer of Letters of Credit hereunder.

(l)            Resignation or Termination of an Issuing Bank. Subject to the appointment and acceptance of a successor Issuing Bank reasonably acceptable to the Borrower (to the extent there is only one Issuing Bank hereunder at such time), any Issuing Bank may resign at any time by giving thirty (30) days’ written notice to the Administrative Agent, the Lenders and the Borrower. The Borrower may terminate the appointment of any Issuing Bank as an “Issuing Bank” hereunder by providing a written notice thereof to such Issuing Bank, with a copy to the Administrative Agent. Any such termination shall become effective upon the earlier of (i) such Issuing Bank’s acknowledging receipt of such notice and (ii) the fifth Business Day following the date of the delivery thereof; provided that no such termination shall become effective until and unless the LC Exposure attributable to all Letters of Credit issued by such Issuing Bank (or its Affiliates) shall have been reduced to zero. At the time any such resignation or termination shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the resigning or terminated Issuing Bank pursuant to Section 2.12(b). Notwithstanding the effectiveness of any such resignation or termination, the terminated Issuing Bank shall continue to have all the rights of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such termination, but shall not (a) be required (and shall be discharged from its obligations) to issue any additional Letters of Credit or extend or increase the amount of Letters of Credit then outstanding, without affecting its rights and obligations with respect to Letters of Credit previously issued by it, or (b) be deemed an Issuing Bank for any other purpose.

(m)          Issuing Bank Reports to the Administrative Agent. Unless otherwise agreed by the Administrative Agent, each Issuing Bank shall, in addition to its notification obligations set forth elsewhere in this Section 2.05, report in writing to the Administrative Agent (i) periodic activity (for such period or recurrent periods as shall be requested by the Administrative Agent) in respect of Letters of Credit issued by such Issuing Bank, including all issuances, extensions, amendments and renewals, all expirations and cancellations and all disbursements and reimbursements, (ii) within five (5) Business Days following the time that such Issuing Bank issues, amends, renews or extends any Letter of Credit, the date of such issuance, amendment, renewal or extension, and the face amount of the Letters of Credit issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension (and whether the amounts thereof shall have changed), (iii) on each Business Day on which such Issuing Bank makes any LC Disbursement, the date and amount of such LC Disbursement, (iv) on any Business Day on which the Borrower fails to reimburse an LC Disbursement required to be reimbursed to such Issuing Bank on such day, the date of such failure and the amount of such LC Disbursement and (v) on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such Issuing Bank; provided that no Issuing Bank shall have any liability hereunder to any Person for any failure to deliver the reports contemplated by this paragraph (m) of Section 2.05.

(n)           Applicability of ISP and UCP. Unless otherwise expressly agreed by the applicable Issuing Bank and the Borrower when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance, shall apply to each commercial Letter of Credit.

2.06        Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds in dollars by 3:00 p.m., New York City time (or on the Restatement Date, such earlier time as notified to the Lenders prior to the Restatement Date), to the Applicable Account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City or such other account designated by the Borrower in the applicable Borrowing Request; provided that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(f) shall be remitted by the Administrative Agent to the applicable Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to Section 2.05(f) to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear.

(b)           Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section 2.06 and may, in reliance on such assumption and in its sole discretion, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender agrees to pay to the Administrative Agent an amount equal to such share on demand of the Administrative Agent. If such Lender does not pay such corresponding amount forthwith upon demand of the Administrative Agent therefor, the Administrative Agent shall promptly notify the Borrower, and the Borrower agrees to pay such corresponding amount to the Administrative Agent forthwith on demand. The Administrative Agent shall also be entitled to recover from such Lender or the Borrower interest on such corresponding amount, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to such Borrowing in accordance with Section 2.13. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing.

(c)           The obligations of the Lenders hereunder to make Term Loans, Incremental Term Loans and Revolving Loans, to fund participations in Letters of Credit and Swingline Loans and to make payments pursuant to Section 9.03(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 9.03(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 9.03(c).

2.07        Interest Elections. (a) Each Revolving Borrowing, Incremental Term Loan Borrowing and Term Loan Borrowing initially shall be of the Type specified in the applicable Borrowing Request or designated by Section 2.03 and, in the case of a Eurodollar Borrowing shall have an initial Interest Period as specified in such Borrowing Request or designated by Section 2.03. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.07. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section 2.07 shall not apply to Swingline Loans, which may not be converted or continued.

(b)           To make an election pursuant to this Section 2.07, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Revolving Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery, facsimile or other electronic transmission to the Administrative Agent of a written Interest Election Request signed by the Borrower.

(c)           Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.03:

(i)            the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii)           the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii)          whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv)          if the resulting Borrowing is to be a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period.”

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one (1) month’s duration.

(d)           Promptly following receipt of an Interest Election Request in accordance with this Section 2.07, the Administrative Agent shall advise each Lender of the applicable Class of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e)           If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing, (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing of an Interest Period in excess of one (1) month and (ii) except as provided in clause (i), unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

2.08       Termination and Reduction of Commitments. (a) Unless previously terminated, the (i)  Term Commitment of each Term Lender with respect to Incremental Term Loans or Other Term Loans shall be automatically and permanently reduced to zero upon the funding of Term Loans to be made by it on the date set forth in the corresponding Incremental Amendment or Refinancing Amendment, as applicable and (ii) Revolving Commitments shall automatically and permanently terminate on the Revolving Maturity Date.

(b)           The Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $500,000 and not less than $1,000,000, (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans or Swingline Loans in accordance with Section 2.11, the aggregate Revolving Exposures would exceed the aggregate Revolving Commitments and (iii) if, after giving effect to any reduction of the Revolving Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit or the Swing Line Sublimit exceeds the amount of the Revolving Commitments, such sublimit shall be automatically reduced by the amount of such excess. Except as provided above, the amount of any such Commitment reduction shall not be applied to the Letter of Credit Sublimit unless otherwise specified by the Borrower.

(c)           The Borrower shall notify the Administrative Agent in writing of any election to terminate or reduce the Commitments under paragraph (b) of this Section 2.08 at least three (3) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.08 shall be irrevocable; provided that a notice of termination delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or the receipt of the proceeds from the issuance of other Indebtedness or the occurrence of some other identifiable and specified event or condition, in which case such notice may be revoked by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date of termination) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

2.09        Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid outstanding principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date, (ii) to the Administrative Agent for the account of each Lender the then unpaid outstanding principal amount of each Initial Term Loan of such Lender as provided in Section 2.10, (iii) to the Administrative Agent for the account of each Lender the then unpaid outstanding principal amount of each Incremental Term Loan of such Lender as provided in Section 2.10, (iv) to the Administrative Agent for the account of each Lender the then unpaid outstanding principal amount of each Other Term Loan of such Lender as provided in Section 2.10 and (v) to the Swingline Lender the then unpaid outstanding principal amount of each Swingline Loan made by the Swingline Lender on the earlier to occur of (A) the date that is ten (10) Business Days after such Loan is made and (B) the Revolving Maturity Date; provided that on each date that a Revolving Borrowing is made, the Borrower shall repay all Swingline Loans that were outstanding on the date such Borrowing was requested.

(b)           Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder and the amount of any of the purchases and sales by such Lender of participations in Letters of Credit and Swingline Loans.

(c)           The Administrative Agent shall, in connection with the maintenance of the Register in accordance with Section 9.04(b)(iv), maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof and (iv) the amount of any purchases and sales by each Lender of participations in Letters of Credit and Swingline Loans

(d)           The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section 2.09 shall be prima facie evidence of the existence and amounts of the obligations recorded therein absent manifest error, provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to pay any amounts due hereunder in accordance with the terms of this Agreement. In the event of any inconsistency between the entries made pursuant to paragraphs (b) and (c) of this Section 2.09, the accounts maintained by the Administrative Agent pursuant to paragraph (c) of this Section 2.09 shall control in the absence of manifest error. In the event of any conflict between the accounts and records of any Lender or the Administrative Agent under this Section 2.09, on the one hand, and the Register, on the other hand, the Register shall control in the absence of manifest error.

(e)           Any Lender may request through the Administrative Agent that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form provided by the Administrative Agent and approved by the Borrower.

2.10        Maturity and Amortization of Term Loans. (a) Subject to the adjustments pursuant to clause (d) of this Section 2.10, the Borrower shall repay Initial Term Loan Borrowings on the dates set forth under the heading “Installment Date” below, in an amount equal to the product of the original aggregate principal amount of the Initial Term Loans outstanding on the Restatement Date (after giving effect to the Restatement Date Refinancing), multiplied by the correlative percentage below under the heading “Term Loan Installment Percentage”:

Installment Date	Term Loan Installment Percentage
December 31, 2020	0.25%
March 31, 2021	0.25%
June 30, 2021	0.25%
September 30, 2021	0.25%
December 31, 2021	0.25%
March 31, 2022	0.25%
June 30, 2022	0.25%
September 30, 2022	0.25%
December 31, 2022	0.25%
March 31, 2023	0.25%
June 30, 2023	0.25%
September 30, 2023	0.25%
December 31, 2023	0.25%
March 31, 2024	0.25%
June 30, 2024	0.25%

Term Maturity Date	All remaining principal amount of Initial Term Loans

; provided that if any such date is not a Business Day, such payment shall be due on the immediately preceding Business Day. In connection with any Incremental Term Loans that constitute part of the same Class as the Initial Term Loan, the Borrower and the Administrative Agent shall be permitted to adjust the rate of prepayment in respect of such Class such that the Term Lenders holding Initial Term Loans comprising such Class continue to receive a payment that is not less than the same amount that such Term Lenders would have received absent the issuance of such Incremental Term Loans; provided that if such Incremental Term Loans are to be “fungible” with the Initial Term Loans, notwithstanding any other conditions specified in this Section 2.10, the amortization for such “fungible” Incremental Term Loans may provide for amortization in such other percentage(s) to be agreed by the Borrower and the Administrative Agent to ensure that the Incremental Term Loans will be “fungible” with the Initial Term Loans.

(b)           Incremental Term Loans shall be due and payable on the date or dates set forth in the applicable Incremental Term Facility Amendment.

(c)           Other Term Loans shall be due and payable on the date or dates set forth in the applicable Refinancing Amendment.

(d)           Any prepayment of a Term Loan Borrowing of any Class (i) pursuant to Section 2.11(a) shall be applied to reduce the subsequent scheduled and outstanding repayments of the Term Loan Borrowings of such Class to be made pursuant to this Section 2.10 as directed by the Borrower (and absent such direction in direct order of maturity) and (ii) pursuant to Section 2.11(c) or 2.11(d) shall be applied to reduce the subsequent scheduled and outstanding repayments of the Term Loan Borrowings of such Class to be made pursuant to this Section 2.10 (except as otherwise provided in any Refinancing Amendment, pursuant to the corresponding section of such Refinancing Amendment) as directed by the Borrower (or in the absence of direction from the Borrower, in direct order of maturity).

(e)           Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Term Loan Borrowings shall be accompanied by accrued interest on the amount repaid.

2.11        Prepayment of Loans.

(a)           Optional Prepayments.

(i)            The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part on a pro rata basis with respect to any Class, without penalty or premium other than as set forth in Section 2.11(k), subject to the requirements of this Section 2.11.

(ii)           Notwithstanding anything in any Loan Document to the contrary, so long as no Default or Event of Default has occurred and is continuing, the Borrower may prepay the outstanding Term Loans on the following basis:

(A)         The Borrower shall have the right to make a voluntary prepayment of Term Loans at a discount to par (such prepayment, the “Discounted Term Loan Prepayment”) pursuant to a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offers or Borrower Solicitation of Discounted Prepayment Offers, in each case made in accordance with this Section 2.11(a)(ii); provided that (x) the Borrower shall not make any Borrowing of Revolving Loans to fund any Discounted Term Loan Prepayment and (y) the Borrower shall not initiate any action under this Section 2.11(a)(ii) in order to make a Discounted Term Loan Prepayment unless (I) at least ten (10) Business Days shall have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by the Borrower on the applicable Discounted Prepayment Effective Date; or (II) at least three (3) Business Days shall have passed since the date the Borrower was notified that no Term Lender was willing to accept any prepayment of any Term Loan and/or Other Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of the Borrower’s election not to accept any Solicited Discounted Prepayment Offers.

(B)           (i) Subject to the proviso to subsection (A) above, the Borrower may from time to time offer to make a Discounted Term Loan Prepayment by providing the Auction Agent with at least three (3) Business Days’ notice in the form of a Specified Discount Prepayment Notice; provided that (I) any such offer shall be made available, (x) at the sole discretion of the Borrower, on an individual tranche basis, and (y) to each Lender with respect to any Class of Term Loans, (II) any such offer shall specify the aggregate principal amount offered to be prepaid (the “Specified Discount Prepayment Amount”) with respect to each applicable tranche, the tranche or tranches of Term Loans subject to such offer and the specific percentage discount to par (the “Specified Discount”) of such Term Loans to be prepaid (it being understood that different Specified Discounts and/or Specified Discount Prepayment Amounts may be offered with respect to different tranches of Term Loans and, in such an event, each such offer will be treated as a separate offer pursuant to the terms of this Section), (III) the Specified Discount Prepayment Amount shall be in an aggregate amount not less than $1,000,000 and whole increments of $500,000 in excess thereof and (IV) each such offer shall remain outstanding through the Specified Discount Prepayment Response Date. The Auction Agent will promptly provide each relevant Term Lender with a copy of such Specified Discount Prepayment Notice and a form of the Specified Discount Prepayment Response to be completed and returned by each such Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., New York City time, on the third Business Day after the date of delivery of such notice to the relevant Term Lenders (the “Specified Discount Prepayment Response Date”).

(1)           Each relevant Term Lender receiving such offer shall notify the Auction Agent (or its delegate) by the Specified Discount Prepayment Response Date whether or not it agrees to accept a prepayment of any of its relevant then outstanding Term Loans at the Specified Discount and, if so (such accepting Term Lender, a “Discount Prepayment Accepting Lender”), the amount and the tranches of such Lender’s Term Loans to be prepaid at such offered discount. Each acceptance of a Discounted Term Loan Prepayment by a Discount Prepayment Accepting Lender shall be irrevocable. Any Term Lender whose Specified Discount Prepayment Response is not received by the Auction Agent by the Specified Discount Prepayment Response Date shall be deemed to have declined to accept the applicable Borrower Offer of Specified Discount Prepayment.

(2)           If there is at least one Discount Prepayment Accepting Lender, the Borrower will make a prepayment of outstanding Term Loans pursuant to this paragraph (B) to each Discount Prepayment Accepting Lender in accordance with the respective outstanding amount and tranches of Term Loans specified in such Lender’s Specified Discount Prepayment Response given pursuant to subsection (2); provided that, if the aggregate principal amount of Term Loans accepted for prepayment by all Discount Prepayment Accepting Lenders exceeds the Specified Discount Prepayment Amount, such prepayment shall be made pro-rata among the Discount Prepayment Accepting Lenders in accordance with the respective principal amounts accepted to be prepaid by each such Discount Prepayment Accepting Lender and the Auction Agent (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its reasonable discretion) will calculate such proration (the “Specified Discount Proration”). The Auction Agent shall promptly, and in any case within three (3) Business Days following the Specified Discount Prepayment Response Date, notify (I) the Borrower of the respective Term Lenders’ responses to such offer, the Discounted Prepayment Effective Date and the aggregate principal amount of the Discounted Term Loan Prepayment and the tranches to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, and the aggregate principal amount and the tranches of Term Loans to be prepaid at the Specified Discount on such date and (III) each Discount Prepayment Accepting Lender of the Specified Discount Proration, if any, and confirmation of the principal amount, tranche and Type of Loans of such Lender to be prepaid at the Specified Discount on such date. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the Borrower and Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Borrower shall be due and payable by the Borrower on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).

(C)           (ii) Subject to the proviso to subsection (A) above, the Borrower may from time to time solicit Discount Range Prepayment Offers by providing the Auction Agent with at least three (3) Business Days’ notice in the form of a Discount Range Prepayment Notice; provided that (I) any such solicitation shall be extended, (x) at the sole discretion of the Borrower, on an individual tranche basis, and (y) to each Lender with respect to any Class of Term Loans, (II) any such notice shall specify the maximum aggregate principal amount of the relevant Term Loans (the “Discount Range Prepayment Amount”), the tranche or tranches of Term Loans subject to such offer and the maximum and minimum percentage discounts to par (the “Discount Range”) of the principal amount of such Term Loans with respect to each relevant tranche of Term Loans willing to be prepaid by the Borrower (it being understood that different Discount Ranges and/or Discount Range Prepayment Amounts may be offered with respect to different tranches of Term Loans and, in such an event, each such offer will be treated as a separate offer pursuant to the terms of this Section), (III) the Discount Range Prepayment Amount shall be in an aggregate amount not less than $1,000,000 and whole increments of $500,000 in excess thereof and (IV) each such solicitation by the Borrower shall remain outstanding through the Discount Range Prepayment Response Date. The Auction Agent will promptly provide each relevant Term Lender with a copy of such Discount Range Prepayment Notice and a form of the Discount Range Prepayment Offer to be submitted by a responding relevant Term Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., New York City time, on the third Business Day after the date of delivery of such notice to the relevant Term Lenders (the “Discount Range Prepayment Response Date”). Each relevant Term Lender’s Discount Range Prepayment Offer shall be irrevocable and shall specify a discount to par within the Discount Range (the “Submitted Discount”) at which such Term Lender is willing to allow prepayment of any or all of its then outstanding Term Loans of the applicable tranche or tranches and the maximum aggregate principal amount and tranches of such Lender’s Term Loans (the “Submitted Amount”) such Lender is willing to have prepaid at the Submitted Discount. Any Term Lender whose Discount Range Prepayment Offer is not received by the Auction Agent by the Discount Range Prepayment Response Date shall be deemed to have declined to accept a Discounted Term Loan Prepayment of any of its Term Loans at any discount to their par value within the Discount Range.

(1)           The Auction Agent shall review all Discount Range Prepayment Offers received on or before the applicable Discount Range Prepayment Response Date and shall determine (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the Applicable Discount and Term Loans to be prepaid at such Applicable Discount in accordance with this subsection (C). The Borrower agrees to accept on the Discount Range Prepayment Response Date all Discount Range Prepayment Offers received by Auction Agent by the Discount Range Prepayment Response Date, in the order from the Submitted Discount that is the largest discount to par to the Submitted Discount that is the smallest discount to par, up to and including the Submitted Discount that is the smallest discount to par within the Discount Range (such Submitted Discount that is the smallest discount to par within the Discount Range being referred to as the “Applicable Discount”) which yields a Discounted Term Loan Prepayment in an aggregate principal amount equal to the lower of (I) the Discount Range Prepayment Amount and (II) the sum of all Submitted Amounts. Each Lender that has submitted a Discount Range Prepayment Offer to accept prepayment at a discount to par that is larger than or equal to the Applicable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Submitted Amount (subject to any required proration pursuant to the following subsection (3)) at the Applicable Discount (each such Lender, a “Participating Lender”).

(2)           If there is at least one Participating Lender, the Borrower will prepay the respective outstanding Term Loans of each Participating Lender in the aggregate principal amount and of the tranches specified in such Lender’s Discount Range Prepayment Offer at the Applicable Discount; provided that if the Submitted Amount by all Participating Lenders offered at a discount to par greater than the Applicable Discount exceeds the Discounted Range Prepayment Amount, prepayment of the principal amount of the relevant Term Loans for those Participating Lenders whose Submitted Discount is a discount to par greater than or equal to the Applicable Discount (the “Identified Participating Lenders”) shall be made pro-rata among the Identified Participating Lenders in accordance with the Submitted Amount of each such Identified Participating Lender and the Auction Agent (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Discount Range Proration”). The Auction Agent shall promptly, and in any case within five (5) Business Days following the Discount Range Prepayment Response Date, notify (I) the Borrower of the respective Term Lenders’ responses to such solicitation, the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount of the Discounted Term Loan Prepayment and the tranches to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount and tranches of Term Loans to be prepaid at the Applicable Discount on such date, (III) each Participating Lender of the aggregate principal amount and tranches of such Lender to be prepaid at the Applicable Discount on such date, and (IV) if applicable, each Identified Participating Lender of the Discount Range Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the Borrower and Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Borrower shall be due and payable by such Borrower on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).

(D)          (iii) Subject to the proviso to subsection (A) above, the Borrower may from time to time solicit Solicited Discounted Prepayment Offers by providing the Auction Agent with three (3) Business Days’ notice in the form of a Solicited Discounted Prepayment Notice; provided that (I) any such solicitation shall be extended, (x) at the sole discretion of the Borrower, on an individual tranche basis, and (y) to each Lender with respect to any Class of Term Loans, (II) any such notice shall specify the maximum aggregate dollar amount of the Term Loans (the “Solicited Discounted Prepayment Amount”) and the tranche or tranches of Term Loans the Borrower is willing to prepay at a discount (it being understood that different Solicited Discount Prepayment Amounts may be offered with respect to different tranches of Term Loans and, in such an event, each such offer will be treated as a separate offer pursuant to the terms of this Section), (III) the Solicited Discounted Prepayment Amount shall be in an aggregate amount not less than $1,000,000 and whole increments of $500,000 in excess thereof and (IV) each such solicitation by the Borrower shall remain outstanding through the Solicited Discounted Prepayment Response Date. The Auction Agent will promptly provide each relevant Term Lender with a copy of such Solicited Discounted Prepayment Notice and a form of the Solicited Discounted Prepayment Offer to be submitted by a responding Term Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., New York City time on the third Business Day after the date of delivery of such notice to the relevant Term Lenders (the “Solicited Discounted Prepayment Response Date”). Each Term Lender’s Solicited Discounted Prepayment Offer shall (x) be irrevocable, (y) remain outstanding until the Acceptance Date, and (z) specify both a discount to par (the “Offered Discount”) at which such Term Lender is willing to allow prepayment of its then outstanding Term Loan and the maximum aggregate principal amount and tranches of such Term Loans (the “Offered Amount”) such Lender is willing to have prepaid at the Offered Discount. Any Term Lender whose Solicited Discounted Prepayment Offer is not received by the Auction Agent by the Solicited Discounted Prepayment Response Date shall be deemed to have declined prepayment of any of its Term Loans at any discount.

(1)           The Auction Agent shall promptly provide the Borrower with a copy of all Solicited Discounted Prepayment Offers received on or before the Solicited Discounted Prepayment Response Date. The Borrower shall review all such Solicited Discounted Prepayment Offers and select the smallest of the Offered Discounts specified by the relevant responding Term Lenders in the Solicited Discounted Prepayment Offers that is acceptable to the Borrower (the “Acceptable Discount”), if any. If the Borrower elects to accept any Offered Discount as the Acceptable Discount, then as soon as practicable after the determination of the Acceptable Discount, but in no event later than by the third Business Day after the date of receipt by the Borrower from the Auction Agent of a copy of all Solicited Discounted Prepayment Offers pursuant to the first sentence of this subsection (2) (the “Acceptance Date”), the Borrower shall submit an Acceptance and Prepayment Notice to the Auction Agent setting forth the Acceptable Discount. If the Auction Agent shall fail to receive an Acceptance and Prepayment Notice from the Borrower by the Acceptance Date, the Borrower shall be deemed to have rejected all Solicited Discounted Prepayment Offers.

(2)           Based upon the Acceptable Discount and the Solicited Discounted Prepayment Offers received by Auction Agent by the Solicited Discounted Prepayment Response Date, within three (3) Business Days after receipt of an Acceptance and Prepayment Notice (the “Discounted Prepayment Determination Date”), the Auction Agent will determine (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the aggregate principal amount and the tranches of Term Loans (the “Acceptable Prepayment Amount”) to be prepaid by the Borrower at the Acceptable Discount in accordance with this Section 2.11(a)(ii)(D). If the Borrower elects to accept any Acceptable Discount, then the Borrower agrees to accept all Solicited Discounted Prepayment Offers received by Auction Agent by the Solicited Discounted Prepayment Response Date, in the order from largest Offered Discount to smallest Offered Discount, up to and including the Acceptable Discount. Each Lender that has submitted a Solicited Discounted Prepayment Offer with an Offered Discount that is greater than or equal to the Acceptable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Offered Amount (subject to any required pro-rata reduction pursuant to the following sentence) at the Acceptable Discount (each such Lender, a “Qualifying Lender”). The Borrower will prepay outstanding Term Loans pursuant to this subsection (D) to each Qualifying Lender in the aggregate principal amount and of the tranches specified in such Lender’s Solicited Discounted Prepayment Offer at the Acceptable Discount; provided that if the aggregate Offered Amount by all Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount exceeds the Solicited Discounted Prepayment Amount, prepayment of the principal amount of the Term Loans for those Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount (the “Identified Qualifying Lenders”) shall be made pro-rata among the Identified Qualifying Lenders in accordance with the Offered Amount of each such Identified Qualifying Lender and the Auction Agent (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Solicited Discount Proration”). On or prior to the Discounted Prepayment Determination Date, the Auction Agent shall promptly notify (I) the Borrower of the Discounted Prepayment Effective Date and Acceptable Prepayment Amount comprising the Discounted Term Loan Prepayment and the tranches to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, the Acceptable Discount, and the Acceptable Prepayment Amount of all Term Loans and the tranches to be prepaid at the Applicable Discount on such date, (III) each Qualifying Lender of the aggregate principal amount and the tranches of such Lender to be prepaid at the Acceptable Discount on such date, and (IV) if applicable, each Identified Qualifying Lender of the Solicited Discount Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to such Borrower and Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to such Borrower shall be due and payable by such Borrower on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).

(E)           In connection with any Discounted Term Loan Prepayment, the Borrower and the Lenders acknowledge and agree that the Auction Agent may require as a condition to any Discounted Term Loan Prepayment, the payment of customary fees and expenses from the Borrower in connection therewith.

(F)           If any Term Loan is prepaid in accordance with paragraphs (B) through (D) above, the Borrower shall prepay such Term Loans on the Discounted Prepayment Effective Date. The Borrower shall make such prepayment to the Auction Agent, for the account of the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, at the Administrative Agent’s Office in dollars and in immediately available funds not later than 11:00 a.m. (New York City time) on the Discounted Prepayment Restatement Date and all such prepayments shall be applied to the remaining principal installments of the relevant tranche of Term Loans on a pro rata basis across such installments. The Term Loans so prepaid shall be accompanied by all accrued and unpaid interest on the par principal amount so prepaid up to, but not including, the Discounted Prepayment Effective Date. Each prepayment of the outstanding Term Loans pursuant to this Section 2.11(a)(ii) shall be paid to the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable. The aggregate principal amount of the tranches and installments of the relevant Term Loans outstanding shall be deemed reduced by the full par value of the aggregate principal amount of the tranches of Term Loans prepaid on the Discounted Prepayment Effective Date in any Discounted Term Loan Prepayment.

(G)          To the extent not expressly provided for herein, each Discounted Term Loan Prepayment shall be consummated pursuant to procedures consistent with the provisions in this Section 2.11(a)(ii), established by the Auction Agent acting in its reasonable discretion and as reasonably agreed by the Borrower.

(H)          Notwithstanding anything in any Loan Document to the contrary, for purposes of this Section 2.11(a)(ii), each notice or other communication required to be delivered or otherwise provided to the Auction Agent (or its delegate) shall be deemed to have been given upon Auction Agent’s (or its delegate’s) actual receipt during normal business hours of such notice or communication; provided that any notice or communication actually received outside of normal business hours shall be deemed to have been given as of the opening of business on the next Business Day.

(I)            Each of the Borrower and the Lenders acknowledges and agrees that the Auction Agent may perform any and all of its duties under this Section 2.11(a)(ii) by itself or through any Affiliate of the Auction Agent and expressly consents to any such delegation of duties by the Auction Agent to such Affiliate and the performance of such delegated duties by such Affiliate. The exculpatory provisions pursuant to this Agreement shall apply to each Affiliate of the Auction Agent and its respective activities in connection with any Discounted Term Loan Prepayment provided for in this Section 2.11(a)(ii) as well as activities of the Auction Agent.

(J)           The Borrower shall have the right, by written notice to the Auction Agent, to revoke in full (but not in part) its offer to make a Discounted Term Loan Prepayment and rescind the applicable Specified Discount Prepayment Notice, Discount Range Prepayment Notice or Solicited Discounted Prepayment Notice therefor at its discretion at any time on or prior to the applicable Specified Discount Prepayment Response Date, Discount Range Prepayment Response Date or Solicited Discounted Prepayment Response Date, as applicable (and if such offer is revoked pursuant to the preceding clauses, any failure by such Borrower to make any prepayment to a Term Lender, as applicable, pursuant to this Section 2.11(a)(ii) shall not constitute a Default or Event of Default under Section 7.01 or otherwise).

(b)           In the event and on each occasion that (i) (A) the aggregate Revolving Exposures exceed the aggregate Revolving Commitments or (B) the aggregate amount of the Swingline Loans exceeds the Swingline Commitment, then the Borrower shall immediately prepay outstanding Revolving Loans or Swingline Loans, as applicable, or thereafter deposit cash collateral in an account with the Administrative Agent as and to the extent required pursuant to Section 2.05(j), in an aggregate amount necessary to eliminate such excess or (ii) the Consolidated Cash Balance (other than any cash and Permitted Investments held in an Excluded Jurisdiction) exceeds $30,000,000 and there are Revolving Loans and/or Swingline Loans outstanding, then the Borrower shall immediately prepay outstanding Revolving Loans and/or Swingline Loans in an aggregate amount necessary to eliminate such excess.

(c)            In the event and on each occasion that any Net Proceeds are received by or on behalf of Parent, Holdings, the Borrower or any of the Restricted Subsidiaries in respect of any Prepayment Event, the Borrower shall, within three (3) Business Days after such Net Proceeds are received (or, in the case of a Prepayment Event described in clause (b) of the definition of the term “Prepayment Event,” on the date such Net Proceeds are received with respect to such Prepayment Event), prepay Term Loan Borrowings and Incremental Term Loan Borrowings in an aggregate amount equal to 100% of such Net Proceeds; provided that, in the case of any event described in clause (a) of the definition of the term “Prepayment Event”, if Parent, Holdings, the Borrower and the Restricted Subsidiaries invest (or commit to invest) the Net Proceeds from such event (or a portion thereof) within twelve (12) months after receipt of such Net Proceeds in assets useful in the business of the Borrower and the other Restricted Subsidiaries (including any acquisitions permitted under Section 6.04), then no prepayment shall be required pursuant to this paragraph in respect of such Net Proceeds in respect of such event (or the applicable portion of such Net Proceeds, if applicable) except to the extent of any such Net Proceeds therefrom that have not been so invested (or committed to be invested) by the end of such 12-month period (or if committed to be so invested within such 12-month period, have not been so invested within eighteen (18) months after receipt thereof), at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so invested (or committed to be invested).

(d)            Following the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2020, the Borrower shall, within five (5) Business Days of the date on which financial statements are required to be delivered pursuant to Section 5.01 with respect to the fiscal year for which Excess Cash Flow is being calculated, prepay Term Loan Borrowings and Incremental Term Loan Borrowings in an aggregate amount equal to the ECF Percentage of Excess Cash Flow for such fiscal year; provided that the amount of such prepayment in any fiscal year shall be reduced on a dollar-for-dollar basis by (i) the aggregate amount of voluntary prepayments of Term Loans made pursuant to Section 2.11(a) (limited, in the case of prepayments made pursuant to Section 2.11(a)(ii), to the amount actually paid in cash in respect thereof) and (ii) to the extent accompanied by permanent reductions of Revolving Commitments in accordance with Section 2.08, the aggregate amount of voluntary prepayments of Revolving Loans, in the case of each of clause (i) and (ii), to the extent such prepayments are made from Internally Generated Cash; provided, further, that, (x) prepayments of Term Loan Borrowings pursuant to this Section 2.11(d) shall only be required if the ECF Percentage of Excess Cash Flow for such fiscal year exceeds $5,000,000 and (y) for the Fiscal Year ending December 31, 2020, Excess Cash Flow shall be calculated for the period from the Restatment Date to December 31, 2020.

(e)            In the event of any optional prepayment of Borrowings pursuant to Section 2.11(a), the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (f) of this Section 2.11. In the event of any mandatory prepayment of Term Loan Borrowings made at a time when Term Loan Borrowings of more than one Class remain outstanding, the Borrower shall select Term Loan Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated between Initial Term Loan Borrowings and Incremental Term Loan Borrowings (and, to the extent provided in the Refinancing Amendment for any Class of Other Term Loans, the Borrowings of such Class) pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class (provided, that any prepayment of Term Loan Borrowings with the Net Proceeds of Credit Agreement Refinancing Indebtedness shall be applied solely to each applicable Class of Refinanced Term Debt). Optional prepayments of Term Loan Borrowings shall be allocated among the Classes of Term Loan Borrowings as directed by the Borrower. In the absence of a designation by the Borrower as described in the preceding provisions of this paragraph of the Type of Borrowing of any Class, the Administrative Agent shall make such designation in its reasonable discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.16.

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(f)            The Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by facsimile or other electronic transmission) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three (3) Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one (1) Business Day before the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 11:00 a.m., New York City time, on the date of prepayment. Each such notice shall be in the form attached hereto as Exhibit J and shall be irrevocable and shall specify the prepayment date and principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that a notice of optional prepayment may state that such notice is conditional upon the effectiveness of other credit facilities or the receipt of the proceeds from the issuance of other Indebtedness or the occurrence of some other identifiable and specified event or condition, in which case such notice of prepayment may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified date of prepayment) if such condition is not satisfied. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13 and amounts required pursuant to clause (k) of this Section 2.11 (if applicable) and Section 2.16.

(g)            Notwithstanding the foregoing, mandatory prepayments arising pursuant to clause (a) of the definition of Prepayment Event or clause (d) of this Section 2.11 will not be required to the extent the making of any such mandatory prepayment is from the Net Proceeds received by, or Excess Cash Flow of, a Foreign Subsidiary (or any required upstreaming of such amounts to the Borrower by such Foreign Subsidiary) (i) is impermissible or restricted under local law (as reasonably determined by the Borrower) or (ii) could give rise to a material adverse tax consequence (as reasonably determined by the Borrower); provided that the Borrower shall use commercially reasonably efforts to eliminate such material adverse tax consequences in order to make such prepayments; provided, further, that any such prepayments shall be net of any costs, expenses or taxes incurred by the Borrower or any of its Subsidiaries in connection therewith. For the avoidance of doubt, the non-application of any such mandatory prepayments in accordance with this Section 2.11(g) shall not constitute a Default or Event of Default and shall be available for working capital purposes of the Borrower and its Subsidiaries.

(h)            So long as any Term Loans remain outstanding, any Term Lender may elect to decline the entire portion of the prepayment of its Term Loans pursuant to Sections 2.11(c) (solely with respect to clause (a) of the definition of Prepayment Event), (d) or (i) by delivering notice to the Borrower and the Administrative Agent of such election within seven (7) Business Days of receiving notice of any such prepayment, in which case the aggregate amount of the prepayment that would have been applied to prepay Term Loans but was so declined (such declined proceeds, the “Declined Proceeds”) shall be returned to the Borrower (such retained proceeds, the “Retained Declined Proceeds”). The amount of any such prepayment that is accepted by any Term Lender shall be applied to ratably to the outstanding principal amount of the Base Rate Loans and Eurodollar Rate Loans that make up such Term Lender’s Term Loan. In the absence of delivery of a notice declining any prepayment by any Lender promptly upon receiving notice of such prepayment, such Lender shall automatically be deemed to have accepted such prepayment and any re-offer in respect thereof.

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(i)            In the event and on each occasion that any Decco Proceeds are received, the Borrower shall, within three (3) Business Days after such Decco Proceeds are received, (x) prepay Term Loan Borrowings and (y) redeem all or a portion of the Series B Convertible Preferred Stock, which prepayment under clause (x) and redemption under clause (y) shall be made on a pro rata basis based on the aggregate principal amount of Term Loans then outstanding and the aggregate amount of the Series B Convertible Preferred Stock then outstanding, in an aggregate amount for such clauses (x) and (y) equal to 100% of such Decco Proceeds in accordance with this Section 2.11.

(j)            In the event and on each occasion that any ATM Program Proceeds are received by or on behalf of Parent, Holdings, the Borrower or any of the Restricted Subsidiaries, if the Senior Secured Net Leverage Ratio exceeds 3.50:1.00 for the most recently ended Test Period, the Borrower shall, within three (3) Business Days after such ATM Proceeds are received, prepay Term Loan Borrowings in an amount equal to 50% of such ATM Program Proceeds.

(k)            Notwithstanding anything to the contrary in this Section 2.11, any and all (A) mandatory prepayments pursuant to Section 2.11(c) made in connection with a Prepayment Event of the type described in clause (b) of the definition thereof, (B) optional prepayments pursuant to Section 2.11(a), (C) mandatory prepayments or optional prepayments following the acceleration of the Initial Term Loans pursuant to Section 7.01 (whether automatically, by operation of law or in a proceeding under any Debtor Relief Law or otherwise) and (D) Repricing Transactions with respect to any Initial Term Loans, in each case, made on or after the Restatement Date and prior to the first anniversary of the Restatement Date shall be accompanied by a prepayment premium of 1.00% thereof, such premium due and payable by the Borrower on the date of such prepayment or Repricing Transaction, as applicable.

2.12       Fees.      (a) The Borrower agrees to pay to the Administrative Agent in dollars for the account of each Revolving Lender (other than a Defaulting Lender) a commitment fee (the “Commitment Fee”), which shall accrue at the rate per annum equal to the Applicable Rate multiplied by the daily average unused amount of the Revolving Commitment of such Lender during the period from and including the Restatement Date to but excluding the date on which the Revolving Commitments terminate. Accrued Commitment Fees shall be payable in arrears on the last Business Day of each March, June, September and December of each year commencing with September 30, 2020 and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof. All Commitment Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing Commitment Fees, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose).

(b)            The Borrower agrees to pay (i) to the Administrative Agent in dollars for the account of each Revolving Lender (other than any Defaulting Lender) a participation fee with respect to its participations in Letters of Credit, which shall accrue at the Applicable Rate used to determine the interest rate applicable to Eurodollar Revolving Loans on the daily average amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Restatement Date to and including the later of the date on which such Lender’s Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure and (ii) to each Issuing Bank in dollars a fronting fee for each Letter of Credit equal to 0.125% per annum on the daily average amount of the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Restatement Date to and including the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as such Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees for standby Letters of Credit accrued through and including the last Business Day of each March, June, September and December of each year shall be payable on the first Business Day following such last day, commencing on the first such date to occur after the Restatement Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this paragraph shall be payable within ten (10) days after written demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

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(c)            The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon in writing between the Borrower and the Administrative Agent.

(d)            The Borrower shall pay on the Restatement Date to the Administrative Agent and the Lead Arrangers and their respective Affiliates all fees in the Engagement Letter that are due and payable on the Restatement Date. The Borrower shall pay on the Restatement Date to the Lenders all upfront fees previously agreed in writing.

(e)            Notwithstanding the foregoing, and subject to Section 2.22, the Borrower shall not be obligated to pay any amounts to any Defaulting Lender pursuant to this Section 2.12.

2.13       Interest. (a) The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Rate.

(b)            The Loans comprising each Eurodollar Borrowing shall bear interest at a rate per annum equal to the Adjusted Eurodollar Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c)            Notwithstanding the foregoing, commencing, upon the occurrence of and during the continuation of a Specified Event of Default, all overdue amounts in respect of principal of or interest on any Loan or any premium, fee or other amount payable by the Borrower hereunder shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2.00% per annum plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section 2.13 or (ii) in the case of any other overdue amount, 2.00% per annum plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section 2.13.

(d)            Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments, provided that (i) interest accrued pursuant to paragraph (c) of this Section 2.13 shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e)            All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and, in each case, shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted Eurodollar Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

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2.14        Effect of Benchmark Transition Event.

(a)            If at least two (2) Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(i)            the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant interbank market, adequate and reasonable means do not exist for ascertaining the Adjusted Eurodollar Rate (including, without limitation, because LIBOR is not available or published on a current basis) for such Interest Period, provided that no Benchmark Transition Event or Early Opt-In Election shall have occurred at such time or for such Interest Period, or

(ii)            the Administrative Agent shall have received notice from the Required Lenders that the Adjusted Eurodollar Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making, funding or maintaining their Eurodollar Loans for such Interest Period, then the Administrative Agent shall give written notice thereof (or telephonic notice, promptly confirmed in writing) to the Borrower and to the Lenders as soon as practicable thereafter. Until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) the obligations of the Lenders to make Eurodollar Revolving Loans or to continue or convert outstanding Loans as or into Eurodollar Loans shall be suspended, (ii) all such affected Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto unless the Borrower prepays such Loans in accordance with this Agreement and (iii) the Adjusted Eurodollar Rate component in determining the Alternate Base Rate shall be suspended. Unless the Borrower notifies the Administrative Agent at least one (1) Business Day before the date of any Eurodollar Borrowing for which a Notice of Revolving Borrowing has previously been given that it elects not to borrow, continue or convert to a Eurodollar Borrowing on such date, then such Revolving Borrowing shall be made as, continued as or converted into a Base Rate Borrowing.

(b)            Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace LIBOR with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders accept such amendment. No replacement of LIBOR with a Benchmark Replacement pursuant to this Section 2.14 will occur prior to the applicable Benchmark Transition Start Date.

(c)            Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

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(d)            Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.14.

(e)            Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Eurodollar Borrowing of, conversion to or continuation of Eurodollar Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans. During any Benchmark Unavailability Period, the component of Adjusted Base Rate based upon the Adjusted Eurodollar Rate will not be used in any determination of Adjusted Base Rate.

2.15        Increased Costs . (a) If any Change in Law shall:

(i)            impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any Issuing Bank (except any such reserve requirement reflected in the Adjusted Eurodollar Rate); or

(ii)            impose on any Lender or any Issuing Bank or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or Issuing Bank of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or issue any Letter of Credit) or to reduce the amount of any sum received or receivable by such Lender or Issuing Bank hereunder (whether of principal, interest or otherwise), then, from time to time upon request of such Lender or such Issuing Bank, the Borrower will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank, as the case may be, for such increased costs actually incurred or reduction actually suffered. Notwithstanding the foregoing, this Section 2.15 will not apply to any such increased costs or reductions resulting from Indemnified Taxes covered by Section 2.17 and the imposition of, or any change in the rate of, any Excluded Taxes payable by, such Lender or such Issuing Bank.

(b)            If any Lender or Issuing Bank reasonably determines that any Change in Law regarding capital or liquidity requirements has the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or liquidity or on the capital or liquidity of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or Issuing Bank’s holding company with respect to capital or liquidity adequacy), then, from time to time upon request of such Lender or Issuing Bank, the Borrower will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company for any such reduction actually suffered.

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(c)            A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company in reasonable detail, as the case may be, as specified in paragraph (a) or (b) of this Section 2.15 delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or Issuing Bank, as the case may be, the amount shown as due on any such certificate within thirty (30) days after receipt thereof.

(d)            Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section 2.15 shall not constitute a waiver of such Lender’s or Issuing Bank’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or Issuing Bank pursuant to this Section 2.15 for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender or Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or Issuing Bank’s intention to claim compensation therefor; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine (9) months referred to above shall be extended to include the period of retroactive effect thereof.

(e)            Notwithstanding anything herein to the contrary, no Lender or Issuing Bank shall request that the Borrower pay any additional amount pursuant to this Section 2.15 unless it shall generally make similar requests to other borrowers similarly situated and affected by such Change in Law.

2.16        Break Funding Payments . In the event of (a) the payment of any principal of any Eurodollar Loan prior to the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19 or Section 9.02(c), then, in any such event, the Borrower shall, after receipt of a written request by any Lender affected by any such event (which request shall set forth in reasonable detail the basis for requesting such amount), compensate each Lender for the loss, cost and expense (other than lost profits) attributable to such event. For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 2.16, each Lender shall be deemed to have funded each Eurodollar Loan made by it at the Adjusted Eurodollar Rate, as applicable, for such Loan by a matching deposit or other borrowing in the applicable interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Loan was in fact so funded. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.16 delivered to the Borrower shall be presumptively correct absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within thirty (30) days after receipt of such demand.

2.17        Taxes . (a) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made free and clear of and without deduction for any Taxes, provided that if the Borrower or the Administrative Agent (as the case may be) shall be required by applicable Requirements of Law (as determined in the good faith discretion of the Borrower or the Administrative Agent (as the case may be)) to deduct any Taxes from such payments, then (i) if such Tax is an Indemnified Tax or Other Tax, the amount payable by the applicable Loan Party shall be increased as necessary so that after all required deductions have been made (including deductions applicable to additional amounts payable under this Section 2.17) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or the Administrative Agent (as the case may be) shall make such deductions and (iii) the Borrower or the Administrative Agent (as the case may be) shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable Requirements of Law.

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(b)            Without limiting the provisions of paragraph (a) above, the Borrower shall timely pay, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes (without duplication of Section 2.17(a)) to the relevant Governmental Authority in accordance with Requirements of Law.

(c)            The Borrower shall indemnify the Administrative Agent, each Lender and each Issuing Bank, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or such Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of any Loan Party under any Loan Document and any Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.17) and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth the amount of such payment or liability delivered to the Borrower by a Lender or an Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or an Issuing Bank, shall be conclusive absent manifest error.

(d)            Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes or Other Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes or Other Taxes and without limiting the obligation of the Borrower to do so, (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d).

(e)            As soon as practicable after any payment of Taxes by a Loan Party to a Governmental Authority pursuant to this Section 2.17, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(f)            Each Lender shall, at such times as are reasonably requested by the Borrower or the Administrative Agent, provide the Borrower and the Administrative Agent with any properly completed and executed documentation prescribed by law, or reasonably requested by the Borrower or the Administrative Agent, certifying as to any entitlement of such Lender to an exemption from, or reduction in, any withholding Tax with respect to any payments to be made to such Lender under the Loan Documents (including any documentation necessary to establish an exemption from, or reduction of, any Taxes that may be imposed under FATCA). Each such Lender shall, whenever a lapse in time or change in circumstances renders such documentation expired, obsolete or inaccurate in any respect, deliver promptly to the Borrower and the Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by the applicable withholding agent) or promptly notify the Borrower and the Administrative Agent of its inability to do so. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding three sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(i) and (ii) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal position of such Lender.

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Without limiting the generality of the foregoing:

(i)            Each Lender that is a United States person (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent) two properly completed and duly signed copies of IRS Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding.

(ii)            Each Lender that is not a United States person (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter when required by law or upon the reasonable request of the Borrower or the Administrative Agent) whichever of the following is applicable:

(A)            in the case of a Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty,

(B)            two properly completed and duly signed copies of IRS Form W-8ECI (or any successor forms),

(C)            in the case of a Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a properly completed and duly signed certificate, in substantially the form of Exhibit H (any such certificate a “United States Tax Compliance Certificate”), or any other form approved by the Administrative Agent and the Borrower, establishing that such Lender is not (1) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (2) a “10 percent shareholder” of a Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (3) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code, copies of IRS Form W-8BEN or IRS Form W-8BEN-E (or any successor forms), and/or

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(D)            to the extent a Lender is not the beneficial owner (for example, where the Lender is a partnership), IRS Form W-8IMY (or any successor forms) of the Lender, accompanied, to the extent required to obtain an exemption from or reduction of Tax, by a IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, United States Tax Compliance Certificate, IRS Form W-9, (or other successor forms) and/or any other required information from each beneficial owner, as applicable (provided that, if the Lender is a partnership and one or more beneficial owners are claiming the portfolio interest exemption, the United States Tax Compliance Certificate shall be provided by such Lender on behalf of such beneficial owners).

(iii)           Each Lender that is not a United States person (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Loan Parties or the Administrative Agent to determine the withholding or deduction required to be made.

(iv)           If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Loan Parties and Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(v)           The Administrative Agent shall deliver to Borrower, on or prior to the Restatement Date (or on or prior to the date of an assignment pursuant to which it becomes the Administrative Agent), and at such other times as may be necessary in the reasonable determination of Borrower, two duly executed copies of IRS Form W-9 or the relevant IRS Form W-8, as applicable.

Notwithstanding any other provision of this clause (e), neither the Administrative Agent, nor any Lender, shall be required to deliver any form pursuant to this clause (e) that the Administrative Agent or such Lender is not legally eligible to deliver.

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(g)            If the Administrative Agent, an Issuing Bank or a Lender determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.17, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of the Administrative Agent, such Issuing Bank or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of the Administrative Agent, such Issuing Bank or such Lender, agrees promptly to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Issuing Bank or such Lender in the event the Administrative Agent, such Issuing Bank or such Lender is required to repay such refund to such Governmental Authority. The Administrative Agent, such Lender or such Issuing Bank, as the case may be, shall, at the Borrower’s request, provide the Borrower with a copy of any notice of assessment or other evidence of the requirement to repay such refund received from the relevant Governmental Authority (provided that the Administrative Agent, such Lender or such Issuing Bank may delete any information therein that the Administrative Agent, such Lender or such Issuing Bank deems confidential). If the Borrower pays any additional amounts under this Section 2.17 with respect to the Indemnified Taxes or Other Taxes and the Borrower reasonably believes that such additional amounts or portion thereof are attributable to Taxes that were not correctly or legally asserted, the Lender and Administrative Agent shall use reasonable efforts to cooperate with Borrower (at the Borrower’s expense) to obtain a refund of such Taxes so long as such efforts would not, in the reasonable determination of such Lender or the Administrative Agent result in any non-reimbursable additional costs, expenses or risks or any other adverse effects for such Lender or the Administrative Agent. Notwithstanding anything to the contrary in this paragraph, in no event will the Administrative Agent, such Issuing Bank or such Lender be required to pay any amount to an Borrower pursuant to this paragraph the payment of which would place the Administrative Agent, such Issuing Bank or such Lender in a less favorable net after-Tax position than the Administrative Agent, such Issuing Bank or such Lender would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. Notwithstanding anything to the contrary, this Section 2.17 shall not be construed to require the Administrative Agent, any Lender or any Issuing Bank to make available its Tax returns (or any other information relating to Taxes which it deems confidential).

(h)            For purposes of this Section 2.17, the term “Lender” includes each Issuing Bank and the Swingline Lender and the term “Requirements of Law” includes FATCA.

2.18        Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) The Borrower shall make each payment required to be made by it under any Loan Document (whether of principal, premium, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 12:00 p.m., New York City time), on the date when due, in immediately available funds, without condition or deduction for any counterclaim, recoupment or setoff. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to such account as may be specified by the Administrative Agent, except payments to be made directly to any Issuing Bank or the Swingline Lender shall be made as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient its Applicable Percentage (or other applicable share provided for under this Agreement) of such payment in like funds promptly following receipt thereof. If any payment (other than payments on the Eurodollar Loans) under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate for the period of such extension. All payments under each Loan Document shall be made in dollars except as otherwise expressly provided herein.

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(b)           Subject to Section 4.02 of the Collateral Agreement, if at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

(c)            If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest and fees on any of its Revolving Loans, Incremental Term Loans, Term Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans, Incremental Term Loans, Term Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other applicable Lender as required under the Loan Documents (including, without limitation, pursuant to Section 4.02 of the Collateral Agreement), then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans, Incremental Term Loans and Term Loans and participations in LC Disbursements and Swingline Loans of other applicable Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest and fees on their respective Revolving Loans, Incremental Term Loans, Term Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest and (ii) the provisions of this paragraph shall not be construed to apply to (A) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements or Swingline Loans to any assignee or participant. The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(d)            Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Banks hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption and in its sole discretion, distribute to the Lenders or Issuing Banks, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or Issuing Banks, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

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(e)            If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Lenders determine that (i) the Senior Secured Net Leverage Ratio as calculated by or on behalf of the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of such ratio would have resulted in higher interest for any period, the Borrower shall be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the applicable Issuing Bank, as the case may be, within five (5) Business Days after written demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and with any such demand by the Administrative Agent being excused), an amount equal to the excess of the amount of interest that should have been paid for such period over the amount of interest actually paid for such period. This clause shall not limit the rights of the Administrative Agent, any Lender or the applicable Issuing Bank, as the case may be, under Section 2.05(i), 2.12(a), 2.12(b) or 2.13(c) or under Article VII. The Borrower’s obligations under this Section 2.18(e) shall survive the termination of the Commitments and acceleration of the Loans pursuant to Section 7.02 and the repayment of all other Loan Document Obligations after an acceleration of the Loans pursuant to Sections 8.02. Except in any case where a demand is excused as provided above, any additional interest under this Section 2.18(e) shall not be due and payable until five (5) Business Days after a written demand is made for such payment by the Administrative Agent and accordingly, any nonpayment of such interest or fees as result of any such inaccuracy shall not constitute a Default (whether retroactively or otherwise), and none of such additional amounts shall be deemed overdue or accrue interest at the default rate, in each case, at any time prior to the date that is five (5) Business Days following such demand.

2.19       Mitigation Obligations; Replacement of Lenders . (a) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17 or any event gives rise to the operation of Section 2.23, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or its participation in any Letter of Credit affected by such event, or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment and delegation (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17 or mitigate the applicability of Section 2.23, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)            If (i) any Lender requests compensation under Section 2.15 or gives notice under Section 2.23, (ii) the Borrower is required to pay any additional amount to any Lender or to any Governmental Authority for the account of any Lender pursuant to Section 2.17 or (iii) any Lender is a Disqualified Lender or Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement and the other Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment and delegation); provided that (A) the Borrower shall have received the prior written consent of the Administrative Agent to the extent such consent would be required under Section 9.04(b) for an assignment of Loans or Commitments, as applicable (and if a Revolving Commitment is being assigned and delegated, each Issuing Bank and Swingline Lender), which consents, in each case, shall not unreasonably be withheld or delayed, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and unreimbursed participations in LC Disbursements and Swingline Loans, accrued but unpaid interest thereon, accrued but unpaid fees and all other amounts payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts, including amounts payable pursuant to Section 2.11(k)) (C) the Borrower or such assignee shall have paid (unless waived) to the Administrative Agent the processing and recordation fee specified in Section 9.04(b)(ii) and (D) in the case of any such assignment resulting from a claim for compensation under Section 2.15, or payments required to be made pursuant to Section 2.17 or a notice given under Section 2.23, such assignment will result in a material reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise (including as a result of any action taken by such Lender under paragraph (a) above), the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each party hereto agrees that an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee and that the Lender required to make such assignment need not be a party thereto.

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2.20       Incremental Credit Extensions . (a) At any time and from time to time after the Restatement Date, subject to the terms and conditions set forth herein, the Borrower may, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly make such notice available to each of the Lenders), request to effect one or more increases in the aggregate amount of the Revolving Commitments (each such increase, a “Revolving Commitment Increase”); provided that at the time of each such request and upon the effectiveness of each Incremental Revolving Facility Amendment, the terms (other than, subject to the immediately succeeding proviso, upfront fees) of such Revolving Commitment Increase shall be identical to the terms governing the Revolving Facility; provided, further, that in the event that the All-In Yield of any Revolving Commitment Increase exceeds the All-In Yield of the Revolving Facility and/or the Initial Term Loans by more than 50 basis points, then the interest rate margins for the Revolving Facility and/or the Initial Term Loans shall be increased or additional upfront fees shall be paid to the extent necessary so that the All-In Yield of the Revolving Facility and/or the Initial Term Loans is equal to the All-In Yield of the Revolving Commitment Increase minus 50 basis points. Notwithstanding anything to contrary herein, the sum of (i) the aggregate principal amount of the Revolving Commitment Increases, (ii) the aggregate principal amount of all Incremental Term Commitments incurred after the Restatement Date and (iii) the aggregate principal amount of all Incremental Equivalent Debt incurred pursuant to Section 6.01(xxix) after the Restatement Date shall not exceed the Incremental Cap. Each Revolving Commitment Increase shall be in a minimum principal amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof; provided that such amount may be less if such amount represents all the remaining availability under the Incremental Cap.

(b)            At any time and from time to time after the Restatement Date, subject to the terms and conditions set forth herein, the Borrower may, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly make such notice available to each of the Lenders), request to effect one or more new commitments which may be of the same class as any outstanding Term Loans (each such increase, a “Term Commitment Increase”) or a new Class of Term Loans (collectively, with any Term Commitment Increase, the “Incremental Term Commitments” and the term loans made thereunder, “Incremental Term Loans”) from one or more Additional Term Lenders; provided that at the time of each such request and upon the effectiveness of each Incremental Term Facility Amendment, (A) the Incremental Term Loans shall rank pari passu or junior in right of payment and security with the Initial Term Loans; provided, further, that if Incremental Term Loans rank junior in right of payment and/or security with the Initial Term Loans, such Incremental Term Loans (w) shall mature no earlier than ninety-one (91) days after the Latest Maturity Date then in effect, (x) shall be established as a separate Class of Term Loans from the Initial Term Loans, (y) shall be subject to intercreditor arrangements reasonably acceptable to the Administrative Agent, and (z) for the avoidance of doubt, shall not be subject to clause (D) below, (B) the maturity date of Incremental Term Loans shall not be earlier than the Term Maturity Date (except as otherwise provided in the preceding clause (A)) and the Weighted Average Life to Maturity of the Incremental Term Loans shall be no shorter than the Weighted Average Life to Maturity of the Initial Term Loans, and all other terms of such Incremental Term Loans shall be substantially identical to the terms governing the Initial Term Loans (other than pricing, amortization, maturity, participation in mandatory prepayments or ranking as to security, in each case, subject to this Section 2.20(b)) or otherwise reasonably acceptable to the Administrative Agent, (C) the Incremental Term Loans shall not participate on a greater than pro rata basis than the Initial Term Loans with respect to mandatory prepayments of Loans, (D) the interest rate margins, OID or upfront fees (if any) for any Incremental Term Loans shall be determined by the Borrower and the Additional Term Lenders with the applicable Term Commitment Increases; provided that in the event that the All-In Yield of any Incremental Term Loans (excluding any Incremental Term Loans that rank junior in rank of payment or security with the Initial Term Loans) exceeds the All-In Yield of the Initial Term Loans by more than 50 basis points, then the interest rate margins for the Initial Term Loans shall be increased to the extent necessary so that the All-In Yield of the Initial Term Loans is equal to the All-In Yield of the Incremental Term Loans minus 50 basis points, (E) the Incremental Term Loans shall not be secured by assets other than the Collateral and shall not be incurred or guaranteed by any Person that is not the Borrower or a Guarantor and (F) the terms of any Term Commitment Increase (other than, subject to clause (D) above, pricing, OID and upfront fees) shall be identical to the terms governing the Class of Term Loans being increased by such Term Commitment Increase. Notwithstanding anything to contrary herein, the sum of (i) the aggregate principal amount of the Incremental Term Commitments, (ii) the aggregate principal amount of all Revolving Commitment Increases after the Restatement Date and (iii) the aggregate principal amount of all Incremental Equivalent Debt incurred pursuant to Section 6.01(xxix) after the Restatement Date shall not exceed the Incremental Cap. Each Term Commitment Increase shall be in a minimum principal amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof; provided that such amount may be less if such amount represents all the remaining availability under the Incremental Cap.

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(c)

(i)            Each notice from the Borrower pursuant to this Section 2.20 shall set forth the requested amount of the relevant Revolving Commitment Increase or Incremental Term Commitments.

(ii)            Commitments in respect of any Revolving Commitment Increase shall become Commitments (or in the case of any Revolving Commitment Increase to be provided by an existing Revolving Lender, an increase in such Revolving Lender’s Revolving Commitment) under this Agreement pursuant to an amendment (an “Incremental Revolving Facility Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, such Additional Revolving Lender and the Administrative Agent. Revolving Commitment Increases may be provided, subject to the prior written consent of the Borrower (not to be unreasonably withheld), by any existing Lender (it being understood that no existing Lender shall have the right to participate in any Incremental Revolving Facility or, unless it agrees, be obligated to provide any Incremental Revolving Loan or Revolving Commitment Increase) or by any Additional Revolving Lender. An Incremental Revolving Facility Amendment may, without the consent of any other Lenders, effect such amendments to any Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.20. The effectiveness of any Incremental Revolving Facility Amendment shall be subject to the satisfaction on the date thereof (each, an “Incremental Revolving Facility Closing Date”) of each of the conditions set forth in Section 4.02 (it being understood that all references to “the date of such Borrowing” in Section 4.02 shall be deemed to refer to the Incremental Revolving Facility Closing Date) and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of legal opinions, board resolutions, officers’ certificates and/or reaffirmation agreements consistent with those delivered on the Restatement Date under Section 4.01 (other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent).

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(iii)            Incremental Term Commitments shall become Commitments under this Agreement pursuant to an amendment (an “Incremental Term Facility Amendment”) to this Agreement and, as appropriate, the other Loan Documents executed by the Borrower, each applicable Additional Term Lender and the Administrative Agent. Term Commitment Increases may be provided, subject to the prior written consent of the Borrower (not to be unreasonably withheld), by any existing Lender (it being understood that no existing Lender shall have any right to participate in any Term Commitment Increase or, unless it agrees, be obligated to provide any Term Commitment Increases) or by any Additional Term Lender. An Incremental Term Facility Amendment may, without the consent of any other Lenders, effect such amendments to any Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent or the Borrower, to effect the provisions of this Section 2.20. The effectiveness of any Incremental Term Facility Amendment shall be subject to the satisfaction on the date thereof (each, an “Incremental Term Facility Closing Date”) of each of the conditions set forth in Section 4.02 (it being understood that all references to “the date of such Borrowing” in Section 4.02 shall be deemed to refer to the Incremental Term Facility Closing Date) and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of legal opinions, board resolutions, officers’ certificates and/or reaffirmation agreements consistent with those delivered on the Restatement Date under Section 4.01 (other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent); provided that if the proceeds of such Incremental Term Commitments are being used to finance a Limited Condition Transaction, to the extent agreed by the lenders providing such Incremental Term Commitments, (x) the reference in Section (a) to the accuracy of the representations and warranties shall refer to the accuracy of the representations and warranties that would constitute Specified Representations and (y) the reference in Section 4.02(b) to Default and Event of Default shall mean the absence of a Default or Event of Default at the time that the main transaction agreement governing such Permitted Acquisition or similar Investment is executed and delivered and the absence of a Specified Event of Default immediately prior to and after giving effect to the incurrence of such Incremental Term Commitments

(d)            Upon any Incremental Revolving Facility Closing Date, (a) if, on such date, there are any revolving loans under any Revolving Facility then outstanding, such revolving loans shall be prepaid from the proceeds of a new Borrowing of Revolving Loans in such amounts as shall be necessary in order that, after giving effect to such Borrowing and all such related prepayments, all revolving credit loans under all Revolving Facilities will be held by all Lenders under the Revolving Facilities (including such Additional Revolving Lender providing such Revolving Commitment Increase ratably in accordance with their revolving credit commitments under all Revolving Facilities (after giving effect to the establishment of such Revolving Commitment Increase) and (b) there shall be an automatic adjustment to the participations hereunder in Letters of Credit and Swingline Loans held by each Lender under the Revolving Facilities so that each such Lender shares ratably in such participations in accordance with their revolving credit commitments under all Revolving Facilities (after giving effect to the establishment of such Revolving Commitment Increase). Any such assignments shall be effected in accordance with the provisions of Section 9.04; provided that the parties hereto hereby consent to such assignments and the minimum assignment amounts and processing and recordation fee set forth in Section 9.04(b) shall not apply thereto. On the date of such Revolving Commitment Increase, the Borrower will pay to the Administrative Agent, for the accounts of the Revolving Lenders receiving such prepayments, accrued and unpaid interest on the principal amounts of their Revolving Loans being prepaid. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.

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(e)            Upon each Incremental Term Commitment pursuant to this Section 2.20, each Lender shall make an additional term loan to the Borrower in a principal amount equal to such Lender’s Incremental Term Commitment. The Incremental Term Loans made pursuant to any Term Commitment Increase shall be added to (and constitute a part of) each Borrowing of outstanding Term Loans under the respective Class so incurred on a pro rata basis (based on the principal amount of each Borrowing) so that each Lender under such Class will participate proportionately in each then outstanding Borrowing of Term Loans under such Class. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Term Commitment and Revolving Commitment Increase and shall make available to the Lenders a copy of any each Incremental Term Facility Amendment and Incremental Revolving Facility Amendment.

(f)            This Section 2.20 shall supersede any provisions in Section 2.18 or Section 9.02 to the contrary.

2.21        Refinancing Amendments . (a) At any time after the Restatement Date, the Borrower may obtain, from any Lender or any Additional Lender, Credit Agreement Refinancing Indebtedness in the form (a) of Other Term Loans or Other Term Commitments in respect of all or any portion of the Term Loans then outstanding under this Agreement (which for purposes of this clause (a) will be deemed to include any then outstanding Other Term Loans), or (b) Other Revolving Loans or Other Revolving Commitments in respect of all or any portion of the Revolving Loans (and unused Revolving Commitments) under this Agreement, in each case, pursuant to a Refinancing Amendment; provided that notwithstanding anything contrary in this Section 2.21 or otherwise, (1) the borrowing and repayment (except for (A) payments of interest and fees at different rates on Refinancing Revolving Credit Commitments (and related outstandings), (B) repayments required upon the Revolving Maturity Date and (C) repayments made in connection with a permanent repayment and termination of commitments (subject to clause (3) below)) with respect to Revolver Refinancing Indebtedness after the date of obtaining any Refinancing Revolving Credit Commitments shall be made on a pro rata basis with all the other Revolving Commitments, (2) subject to the provisions of Section 2.04 and Section 2.05, without giving effect to changes thereto on an earlier maturity date with respect to Letters of Credit and Swingline Loans therefore incurred or issued), (3) the permanent repayment of Revolving Loans with respect to, and termination of, Refinancing Revolving Credit Commitments after the date of obtaining any Revolver Refinancing Indebtedness, shall be made on a pro rata basis with all other Revolving Commitments, except that the Borrower shall be permitted to permanently repay and terminate commitments of any such Class on a better than a pro rata basis as compared to any other Class with a later maturity date than such Class and (4) assignments and participations of Refinancing Revolving Credit Commitments shall be governed by the same assignment and participation provisions applicable to Revolving Commitments and Revolving Loans. No Lender shall be obligated to provide any Credit Agreement Refinancing Indebtedness. The effectiveness of any Refinancing Amendment shall be subject to the satisfaction or waiver on the date thereof of each of the conditions set forth in Section 4.02 and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of legal opinions, board resolutions, officers’ certificates and/or reaffirmation agreements consistent with those delivered on the Restatement Date under Section 4.01 (other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent). Each Class of Credit Agreement Refinancing Indebtedness incurred under this Section 2.21 shall be in an aggregate principal amount that is (x) not less than $5,000,000 and (y) an integral multiple of $1,000,000 in excess thereof. Any Refinancing Amendment may provide for the issuance of Letters of Credit for the account of the Borrower or the provision to the Borrower of Swingline Loans, pursuant to any Other Revolving Commitments established thereby, in each case, on terms substantially equivalent to the terms applicable to Letters of Credit and Swingline Loans under the Revolving Commitments. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Amendment and shall make available to the Lenders a copy of any such Refinancing Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Credit Agreement Refinancing Indebtedness incurred pursuant thereto (including any amendments necessary to treat the Loans and Commitments subject thereto as Other Term Loans, Other Revolving Loans, Other Revolving Commitments and/or Other Term Commitments). Any Refinancing Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.21. In addition, if so provided in the relevant Refinancing Amendment and with the consent of each Issuing Bank, participations in Letters of Credit expiring on or after the Revolving Maturity Date shall be reallocated from Lenders holding Revolving Commitments to Lenders holding extended revolving commitments in accordance with the terms of such Refinancing Amendment; provided, however, that such participation interests shall, upon receipt thereof by the relevant Lenders holding Revolving Commitments, be deemed to be participation interests in respect of such Revolving Commitments and the terms of such participation interests (including, without limitation, the commission applicable thereto) shall be adjusted accordingly.

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(b)           This Section 2.21 shall supersede any provisions in Section 2.18 or Section 9.02 to the contrary.

2.22       Defaulting Lenders.

(a)           Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(i)            Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definitions of “Required Lenders”, “Required Revolving Lenders”, and in Section 9.02.

(ii)            Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 9.08), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, in the case of a Revolving Lender, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to each Issuing Bank and the Swingline Lender hereunder; third, as the Borrower may request (so long as no Default or Event of Default exists and is continuing), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fourth, in the case of a Revolving Lender, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; fifth, to the payment of any amounts owing to the Lenders, the Issuing Banks or the Swingline Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender, such Issuing Bank or such Swingline Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; sixth, so long as no Default or Event of Default exists and is continuing, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and seventh, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is a payment of the principal amount of any Loans or LC Disbursements and such Lender is a Defaulting Lender under clause (a) of the definition thereof, such payment shall be applied solely to pay the relevant Loans of, and LC Disbursements owed to, the relevant non-Defaulting Lenders on a pro rata basis prior to being applied pursuant to Section 2.05(i). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to Section 2.05(j) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

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(iii)            Certain Fees. Such Defaulting Lender (x) shall not be entitled to receive or accrue any commitment fee pursuant to Section 2.12(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender) and (y) shall be limited in its right to receive Letter of Credit Fees as provided in Section 2.12(b).

(iv)            Reallocation of Applicable Percentages to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swingline Loans pursuant to Sections 2.04 and 2.05, the “Applicable Percentage” of each non-Defaulting Lender shall be computed without giving effect to the Revolving Commitment of that Defaulting Lender; provided that the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and Swingline Loans shall not exceed the positive difference, if any, of (1) the Revolving Commitment of that non-Defaulting Lender minus (2) the sum of (A) the aggregate principal amount of the Revolving Loans of that Lender plus (B) such Lender’s LC Exposure plus (C) such Lender’s Swingline Exposure

(b)            Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Swingline Lender and each Issuing Bank agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash Collateral), such Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.22(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties and subject to Section 9.18, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

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2.23       Illegality . If any Lender reasonably determines that any law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender to make, maintain or fund Loans whose interest is determined by reference to the Adjusted Eurodollar Rate, or to determine or charge interest rates based upon the Adjusted Eurodollar Rate, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to make or continue Eurodollar Loans or to convert ABR Loans to Eurodollar Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining ABR Loans the interest rate on which is determined by reference to the Adjusted Eurodollar Rate component of the Alternate Base Rate, the interest rate on such ABR Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Adjusted Eurodollar Rate component of the Alternate Base Rate, in each case, until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist, upon which time such Lender shall recommence making Eurodollar Loans. Upon receipt of such notice, (x) the Borrower shall, upon three (3) Business Days’ notice from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Loans of such Lender to ABR Loans (the interest rate on which ABR Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Adjusted Eurodollar Rate component of the Alternate Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Loans, and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Adjusted Eurodollar Rate, the Administrative Agent shall during the period of such suspension compute the Alternate Base Rate applicable to such Lender without reference to the Adjusted Eurodollar Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Adjusted Eurodollar Rate. Each Lender agrees to notify the Administrative Agent and the Borrower in writing promptly upon becoming aware that it is no longer illegal for such Lender to determine or charge interest rates based upon the Adjusted Eurodollar Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted and all amounts due, if any, in connection with such prepayment or conversion.

Section 3.      Representations and Warranties

Each of Parent, Holdings and the Borrower represents and warrants to the Lenders that:

3.01       Organization; Powers . Each of Parent, Holdings, the Borrower and the Restricted Subsidiaries are duly organized, validly existing and in good standing (to the extent such concept exists in the relevant jurisdictions) under the laws of the jurisdiction of its organization, has the corporate or other organizational power and authority to, except as would not reasonably be expected to have a Material Adverse Effect, carry on its business as now conducted and as proposed to be conducted and to execute, deliver and perform its obligations under each Loan Document to which it is a party and to effect the Restatement Date Transactions and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

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3.02        Authorization; Enforceability . The Restatement Date Transactions to be entered into by each Loan Party have been duly authorized by all necessary corporate or other organizational action and, if required, action by the holders of such Loan Party’s Equity Interests. This Agreement has been duly executed and delivered by each of Parent, Holdings and the Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of Parent, Holdings, the Borrower or such Loan Party, as the case may be, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and implied covenants of good faith and fair dealing.

3.03        Governmental Approvals; No Conflicts . The Restatement Date Transactions, (a) except as described on Schedule 3.03, do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate (i) the Organizational Documents of, or (ii) any Requirements of Law applicable to, Parent, Holdings, the Borrower or any Restricted Subsidiary, (c) will not violate or result in a default under any indenture or other material agreement or instrument binding upon Parent, Holdings, the Borrower or any Restricted Subsidiary or their respective assets, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation thereunder and (d) will not result in the creation or imposition of (or the obligation to create and impose) any Lien on any asset of Parent, Holdings, the Borrower or any Restricted Subsidiary, except Permitted Liens, except (in the case of each of clauses (a), (b)(ii) and (c)) to the extent that the failure to obtain or make such consent, approval, registration, filing or action, or such violation, default, termination, cancellation or acceleration, as the case may be, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

3.04         Financial Condition; No Material Adverse Effect . (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein and (ii) fairly present in all material respects the financial condition of the AgroFresh Business as of the date thereof and its results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein.

(b)            The unaudited consolidated balance sheets dated March 31, 2020 and related statements of income, stockholders’ equity and cash flows of the AgroFresh Business (A) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (B) fairly present in all material respects the financial condition of the AgroFresh Business as of the date thereof and its results of operations for the period covered thereby, subject to the absence of footnotes and to normal year-end audit adjustments.

(c)            [Reserved].

(d)            Since December 31, 2019, there has been no Material Adverse Effect.

3.05        Properties . (a) Each of Parent, Holdings, the Borrower and the Restricted Subsidiaries has good title to, or valid leasehold interests in or valid right to use, all its real and personal property material to its business, if any (including the Mortgaged Properties), (i) free and clear of all Liens except for Liens permitted by Section 6.02 and (ii) except for defects in title that do not interfere with its ability to conduct its business as currently conducted or as proposed to be conducted or to utilize such properties for their intended purposes, except, in the case of clause (ii), where the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

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(b)            As of the Restatement Date after giving effect to the Restatement Date Transactions, except as set forth on Schedule 3.05, none of Parent, Holdings, the Borrower or any Restricted Subsidiary owns any real property.

3.06         Litigation and Environmental Matters . (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of Parent, Holdings or the Borrower, threatened in writing against Parent, Holdings, the Borrower or any Restricted Subsidiary that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(b)            Except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, none of Parent, Holdings, the Borrower or any Restricted Subsidiary (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license, authorization, identification number or other approval required under any Environmental Law (“Environmental Permit”), (ii) has, to the knowledge of Parent, Holdings or the Borrower, become subject to any Environmental Liability, or (iii) has received written notice of any claim, citation, investigation, or remedial or corrective action obligation with respect to any Environmental Liability.

3.07         Compliance with Laws and Agreements . Each of Parent, Holdings, the Borrower and the Restricted Subsidiaries is in compliance with (a) all Requirements of Law applicable to it or its property and (b) all indentures and other agreements and instruments binding upon it or its property, except, where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

3.08         Investment Company Status . None of Parent, Holdings, the Borrower or any Restricted Subsidiary is an “investment company” required to register under the Investment Company Act of 1940, as amended from time to time.

3.09         Taxes . Except as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, Parent, Holdings, the Borrower and each Restricted Subsidiary (a) have timely filed or caused to be filed all Tax returns and reports required to have been filed and (b) have paid or caused to be paid all Taxes required to have been paid (whether or not shown on a Tax return) including in their capacity as Tax withholding agents, except any Taxes that are being contested in good faith by appropriate actions; provided that Parent or such Subsidiary, as the case may be, has set aside on its books adequate reserves therefore in accordance with GAAP.

3.10         ERISA; Labor Matters . (a) Except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Plan is in compliance with the applicable provisions of ERISA, the Code and other federal or state laws.

(b)            Except as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, (i) no ERISA Event has occurred or, to the knowledge of Holdings or the Borrower is reasonably expected to occur, (ii) neither a Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan and (iii) neither a Loan Party nor any ERISA Affiliate has engaged in a transaction that could reasonably be expected to be subject to Section 4069 or 4212(c) of ERISA.

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(c)            There are no collective bargaining agreements in the United States covering the employees of Holdings, the Borrower or any of the Restricted Subsidiaries and, except as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, no written claim or complaint has been filed against either any Loan Party nor any Restricted Subsidiary alleging employment law violations of federal or state laws (relating, for example, to, hiring, discrimination, immigration, overtime pay, severance, and worker classification), nor, except as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, have there been any violations of such laws, strikes, walk-outs, work stoppages or other labor difficulty, within the last five (5) years.

3.11        Disclosure. (a) As of the Restatement Date, no reports, financial statements, certificates or other written information (other than information of a general economic or industry nature) furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with any Loan Document or delivered thereunder (as modified or supplemented by other information so furnished) when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, when taken as a whole in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information, Parent, Holdings and the Borrower represent only that such information was prepared in good faith based upon assumptions believed by them to be reasonable at the time delivered, it being understood that any such projected financial information may vary from actual results and such variations could be material.

(b)            As of the Restatement Date, the Loan Parties have no material obligations or liabilities, matured or unmatured, fixed or contingent, other than (i) those set forth or adequately provided for in the financial statements, or the notes thereto, delivered to the Administrative Agent pursuant to this Agreement, (ii) those not required to be set forth in the financial statements under GAAP, (iii) those incurred since the date of the most recently delivered balance sheet and consistent with past practice, and (iv) those incurred in connection with the Restatement Date Transactions.

(c)            As of the Restatement Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.

3.12        Subsidiaries; Equity Interests. As of the Restatement Date, Part (a) of Schedule 3.12 sets forth the name of, and the ownership interest of Parent, Holdings and each Subsidiary in, each Subsidiary. As of the Restatement Date, Part (b) of Schedule 3.12 sets forth all equity investments of Parent and the Subsidiaries in any other corporation or entity other than those specifically disclosed in Part (a) of Schedule 3.12. All of the outstanding Equity Interests in the Borrower have been validly issued, are fully paid and non-assessable and are owned by Holdings in the amounts specified on Part (a) of Schedule 3.12 free and clear of all Liens except those created under the Security Documents and the Organizational Documents or permitted under Section 6.02(i) or (ii).

3.13        Intellectual Property; Licenses, Etc. Except, in each case, as could not reasonably be expected to have a Material Adverse Effect: Parent, Holdings, the Borrower and the Restricted Subsidiaries own, license or possess the right to use, all of the trademarks, service marks, trade names, domain names, copyrights, patents, patent rights, licenses, technology, software, know-how database rights, design rights and other rights comprising the Intellectual Property and that are used in the operation of their businesses as currently conducted, and, without conflict with the rights of any Person. No Intellectual Property, advertising, product, process, method, substance, part or other material used by Parent, Holdings, the Borrower or any Restricted Subsidiary in the operation of its business as currently conducted infringes upon any rights held by any Person except for such infringements, individually or in the aggregate, which could not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any of the Intellectual Property is pending or, to the knowledge of Parent, Holdings, the Borrower, and the Restricted Subsidiaries, threatened against Parent, Holdings, the Borrower or any Restricted Subsidiary, which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, Parent, Holdings, the Borrower and the Restricted Subsidiaries (i) have suffered no information security incidents and (ii) have taken commercially reasonable steps to secure their information and operational technology systems and the data thereon.

3.14        Solvency. As of the Restatement Date, immediately after giving effect to the consummation of the Restatement Date Transactions, on and as of such date (i) the fair value of the assets of Parent and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed (A) the recorded debts and liabilities (including contingent liabilities that would be recorded in accordance with GAAP), of Parent and its Subsidiaries on a consolidated basis, determined in accordance with GAAP consistently applied (the “Stated Liabilities”) and (B) the maximum estimated amount of liabilities reasonably likely to result from pending litigation, asserted claims and assessments, guaranties, uninsured risks and other contingent liabilities of Parent and its Subsidiaries taken as a whole after giving effect to the Restatement Date Transactions (including all fees and expenses related thereto but exclusive of such contingent liabilities to the extent reflected in Stated Liabilities), as identified and explained in terms of their nature and estimated magnitude by responsible officers of Parent (“Identified Contingent Liabilities”); (ii) the present fair saleable value of the property of Parent and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the Stated Liabilities and Identified Contingent Liabilities as they become absolute and matured; (iii) Parent and its Subsidiaries on a consolidated basis will be able to pay their Stated Liabilities and Identified Contingent Liabilities as they become absolute and matured; and (iv) Parent and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Restatement Date. As of the Restatement Date, immediately after giving effect to the consummation of the Restatement Date Transactions, Parent does not intend to, and does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by it or any such subsidiary and the timing and amounts of cash to be payable on or in respect of its debts or the debts of any such Subsidiary.

3.15        Federal Reserve Regulations. None of Parent, Holdings, the Borrower or any other Restricted Subsidiary is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors) or extending credit for the purpose of purchasing or carrying margin stock. No part of the proceeds of the Loans will be used, directly or indirectly, to purchase or carry any margin stock or to refinance any Indebtedness originally incurred for such purpose, or for any other purpose that entails a violation (including on the part of any Lender) of the provisions of Regulations U or X of the Board of Governors.

3.16        USA PATRIOT ACT; FCPA; OFAC. (a) Each of Parent and its Subsidiaries is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R. Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto and (ii) the USA PATRIOT Act. No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of Anti-Corruption Laws. Each of Parent, its Subsidiaries, their respective officers and directors, and, to the knowledge of Parent, each employee and agent of Parent and its Subsidiaries have conducted their businesses in compliance with all applicable Anti-Corruption Laws in all material respects.

(b)            None of Parent or any of its Subsidiaries or, to the knowledge of Parent, any director, officer, employee, agent, or Controlled Affiliate of the Borrower or any of its Subsidiaries is a Person that is, or is Controlled by Persons that are: (i) the target of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions (including, without limitation, Cuba, Iran, North Korea, Syria and Crimea). The Borrower will not, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, to the knowledge of the Borrower, the subject of Sanctions, or (ii) in any other manner that would, to the knowledge of the Parent, result in a violation of Sanctions by any Person (including any Person participating in the Loans, whether as underwriter, advisor, investor, or otherwise).

3.17        Use of Proceeds. The proceeds of the Loans have been used and shall be used in accordance with Section 5.10.

3.18        Security Interests. Each of the Security Documents creates, as security for the Secured Obligations purported to be secured thereby, a valid and enforceable, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity, (and, to the extent perfection thereof can be accomplished pursuant to the filings or other actions required by the Security Documents and such filings or other actions are required to have been made or taken, perfected) security interest in and Lien on all of the Collateral subject thereto, superior to and prior to (subject to Permitted Liens having priority by operation of law) the rights of all third Persons and subject to no other Liens (except that the Collateral may be subject to Liens permitted by Section 6.02), in favor of the Administrative Agent for the benefit of the Lenders.

3.19        Insurance. The properties of Parent and its Restricted Subsidiaries are insured with reputable insurance companies that provide insurance for companies engaged in similar businesses, not Affiliates of Parent, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses of comparable size and owning similar properties in localities where Parent or the applicable Restricted Subsidiary operates.

3.20        Senior Indebtedness. The Loan Document Obligations constitute “Senior Indebtedness” (or any comparable term) under, and as defined in, any documentation relating to any subordinated Junior Financing (if any) and are entitled to the benefits of the subordination provisions set forth in any documentation relating to Junior Financing (if any). Each Loan Party acknowledges that Administrative Agent, each Lender and the Issuing Bank is entering into this Agreement and is extending its Commitments in reliance upon the subordination provisions set forth in any documentation relating to Junior Financing (if any).

Section 4.              Conditions

4.01        Restatement Date.

(a)            The amendment and restatement of the Existing Credit Agreement in the form of this Agreement relating to the approval of the issuance of the Series B-1 Convertible Preferred Stock shall not become effective until the date on which each of the following conditions shall be satisfied (or waived in accordance with Section 9.02):

(i)            The Administrative Agent (or its counsel) shall have received from the Borrower, Parent, Holdings and the Required Lenders (determined immediately prior to giving effect to the Restatement Date) either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Agreement) that such party has signed a counterpart of this Agreement.

(ii)           The Restatement Date Refinancing and the Restatement Date Equity Financing (in respect of the Series B-1 Convertible Preferred Stock) shall be consummated.

(iii)          The Borrower shall have paid to the Administrative Agent for the account of each Term Lender with outstanding Initial Term Loans on, and immediately prior to, the Restatement Date, all accrued but unpaid interest owing with respect to such Initial Term Loans.

(iv)          The conditions set forth in Section 4.02(a) and (b) shall have been satisfied.

(b)           The amendment and restatement of the Existing Credit Agreement in the form of this Agreement and the obligations of the Revolving Lenders to make Revolving Loans, in each case, on the Restatement Date shall not become effective until the date on which the conditions set forth in clause (a) above and each of the following conditions shall be satisfied (or waived in accordance with Section 9.02):

(i)            The Administrative Agent (or its counsel) shall have received from the Borrower, Parent, Holdings, the New Lender and each Lender party hereto that is necessary to constitute Required Lenders either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Agreement) that such party has signed a counterpart of this Agreement

(ii)           The Administrative Agent shall have received written opinions (addressed to the Administrative Agent, the Lenders and the Issuing Banks and dated the Restatement Date) of Greenberg Traurig LLP, counsel for the Loan Parties in customary form and substance.

(iii)          The Administrative Agent shall have received a certificate of the Borrower, dated the Restatement Date, substantially in the form of Exhibit E-1 or such other form acceptable to the Administrative Agent with appropriate insertions, executed by any Responsible Officer of the Borrower.

(iv)          The Administrative Agent shall have received a copy of (i) each Organizational Document of each Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority, (ii) signature and incumbency certificates of the Responsible Officers of each Loan Party executing the Loan Documents to which it is a party, (iii) resolutions of the Board of Directors and/or similar governing bodies of each Loan Party approving and authorizing the execution, delivery and performance of Loan Documents to which it is a party, certified as of the Restatement Date by its secretary, an assistant secretary or a Responsible Officer of such Loan Party as being in full force and effect without modification or amendment, and (iv) a good standing certificate (to the extent such concept exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation.

(v)           The Administrative Agent shall have received all fees and other amounts previously agreed in writing by the Lead Arrangers and the Borrower to be due and payable on or prior to the Restatement Date (including, to the extent estimated or invoiced at least three (3) Business Days prior to the Restatement Date, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party under any Loan Document), which amounts may be offset against the proceeds of the initial Loans made on the Restatement Date.

(vi)          The Collateral and Guarantee Requirement shall have been satisfied.

(vii)         Certificates of insurance shall be delivered to the Administrative Agent evidencing the existence of insurance maintained by Parent, Holdings, the Borrower and the Restricted Subsidiaries pursuant to Section 5.07 and, if applicable, the Administrative Agent shall be designated as an additional insured and lender’s loss payee as its interest may appear thereunder, or solely as the additional insured, as the case may be, thereunder.

(viii)        The Lead Arrangers shall have received (i) the Audited Financial Statements and (ii) the unaudited consolidated balance sheets dated March 31, 2020 and related statements of income, stockholders’ equity and cash flows of the AgroFresh Business, in each case, prepared in accordance with GAAP, subject to the absence of footnotes and to normal year-end audit adjustments and except as otherwise expressly noted therein.

(ix)          The Borrower shall have paid to the Administrative Agent for the account of (i) each Revolving Lender all accrued but unpaid (A) interest owing with respect to outstanding Revolving Loans on, and immediately prior to, the Restatement Date, (B) Commitment Fees then owing to such Revolving Lender and (C) participation fees with respect to Letters of Credit then owing to such Revolving Lender and (ii) each Issuing Bank all accrued but unpaid fronting fees then owing to such Issuing Bank.

(x)           The Lenders shall have received a solvency certificate, substantially in the form of Exhibit E-2, from the chief financial officer or chief accounting officer or other officer with equivalent duties of Parent certifying as to the solvency of Parent and its Subsidiaries on a consolidated basis after giving effect to the Restatement Date Transactions.

(xi)          The Administrative Agent and the Lead Arrangers shall have received, at least three (3) Business Days prior to the Restatement Date, all documentation and other information about the Loan Parties as shall have been reasonably requested in writing at least ten (10) Business Days prior to the Restatement Date by the Administrative Agent or the Lead Arrangers required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act and, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrower.

(xii)         Since December 31, 2019, there shall not occurred a Material Adverse Effect.

(xiii)        The conditions set forth in Section 4.02(a) and (b) shall have been satisfied.

4.02        Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing on and after the Restatement Date, and of each Issuing Bank to issue, amend, renew or extend any Letter of Credit on and after the Restatement Date, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions:

(a)            The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as the case may be; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date of such credit extension or on such earlier date, as the case may be.

(b)            At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as the case may be, no Default or Event of Default shall have occurred and be continuing.

(c)            The Administrative Agent and, if applicable, the relevant Issuing Bank or the Swing Line Lender, shall have received a Borrowing Request or request for Letter of Credit in accordance with the requirements hereof;

provided that if the proceeds of any Incremental Term Loans are being used to finance a Limited Condition Transaction, (x) the condition described in Section 4.02(a) shall be limited to the accuracy of the representations and warranties that would constitute Specified Representations (and not any other representations or warranties) (conformed as necessary for such Permitted Acquisition) and (y) the condition set forth in Section 4.02(b) shall be tested (i) as of the date the definitive agreements for such Limited Condition Transaction are entered into and (ii) solely in the case of a Specified Event of Default, at the time of the incurrence of such Incremental Term Loans.

Each Borrowing (provided that a conversion or a continuation of a Borrowing shall not constitute a “Borrowing” for purposes of this Section 4.02) and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by Parent, Holdings and the Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section 4.02.

Section 5.              Affirmative Covenants

Until the Commitments shall have expired or been terminated, the principal of and interest on each Loan and all fees, expenses and other amounts (other than (x) contingent indemnification obligations as to which no claim has been made and (y) Secured Cash Management Obligations and Secured Swap Obligations) payable under any Loan Document shall have been paid in full and all Letters of Credit shall have expired or been terminated (or cash collateralized or backstopped pursuant to arrangements reasonably satisfactory to the relevant Issuing Bank) and all LC Disbursements shall have been reimbursed, each of Parent, Holdings and the Borrower covenants and agrees with the Lenders that:

5.01        Financial Statements and Other Information. Parent will furnish to the Administrative Agent (for distribution to each Lender through the Administrative Agent):

(a)            on or before the date that is ninety (90) days after the end of each fiscal year of Parent (commencing with the fiscal year ending December 31, 2020), an audited consolidated balance sheet and audited consolidated statements of operations and comprehensive income and cash flows of Parent and its Subsidiaries as of the end of and for such fiscal year, in each case, with all consolidating information regarding Parent, Holdings, the Borrower and the Restricted Subsidiaries, together with related notes thereto, setting forth, in each case, in comparative form the figures for the previous fiscal year, all reported on by an independent public accountant of recognized national standing (without a “going concern” or like qualification, exception, or any exception as to the scope of such audit, in each case, other than a qualification related (i) to the maturity of Loans and Commitments occurring one (1) year from the time such report is delivered, (ii) a prospective Event of Default or other default resulting from a breach of Section 6.10 or any other financial maintenance covenant in any agreement governing Indebtedness of Holdings, the Borrower or any Subsidiary of the Borrower on a future date or in a future period or (iii) the activities, operations, financial results, assets or liabilities of Unrestricted Subsidiaries), to the effect that such consolidated financial statements present fairly in all material respects the financial condition as of the end of and for such year and results of operations and cash flows of Parent and its Subsidiaries (as applicable) on a consolidated basis (as applicable) in accordance with GAAP consistently applied, together with a customary management’s discussion and analysis describing results of operations;

(b)           commencing with the financial statements for the fiscal quarter ending March 31, 2020, with respect to each of the first three fiscal quarters of each fiscal year, on or before the date that is forty-five (45) days after the end of each such fiscal quarter, an unaudited consolidated balance sheet and unaudited consolidated statements of operations and comprehensive income and cash flows of Parent and its Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, in each case, if any Unrestricted Subsidiary existed at any time during such fiscal quarter, with all consolidating information regarding Parent, Holdings, the Borrower and the Restricted Subsidiaries, setting forth, in each case, in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year; all certified by a Financial Officer as presenting fairly in all material respects, as applicable, the financial condition as of the end of and for such fiscal quarter and such portion of the fiscal year and results of operations and cash flows of Parent and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, together with customary management’s discussion and analysis describing results of operations;

(c)            within five (5) Business Days after the date on which the financial statements under paragraph (a) or (b) above are delivered, as applicable, a certificate of a Financial Officer (i) certifying as to whether a Default has occurred and is continuing and, if a Default has occurred and is continuing, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations (A) demonstrating compliance with the Financial Performance Covenant, (B) in the case of financial statements delivered under paragraph (a) above, beginning with the financial statements for the fiscal year of the Borrower ending December 31, 2020, (I) of Excess Cash Flow for such fiscal year and (II) demonstrating compliance with Section 6.13 and (C) of Available Amount and (iii) identifying each Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary as of the date of delivery of such certificate, but only to the extent there have been any changes in the identity or status as a Restricted Subsidiary or Unrestricted Subsidiary since the later of the Restatement Date and the most recent certificate delivered pursuant to this Section 5.01(c);

(d)            not later than ninety (90) days after the commencement of each fiscal year of Parent, a reasonably detailed consolidated annual budget for Parent and its Subsidiaries for such fiscal year;

(e)            promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and registration statements (other than amendments to any registration statement (to the extent such registration statement, in the form it became effective, is delivered to the Administrative Agent), exhibits to any registration statement and, if applicable, any registration statement on Form S-8) filed by Parent, Holdings, the Borrower or any of the Restricted Subsidiaries with the SEC or with any national securities exchange;

(f)            promptly following any request therefor, (i) such other information regarding the operations, business affairs and financial condition of Parent, Holdings, the Borrower or any of the Restricted Subsidiaries, or compliance with the terms of any Loan Document, as the Administrative Agent on its own behalf or on behalf of any Lender may reasonably request in writing and (ii) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable "know your customer" requirements under the USA PATRIOT Act or other anti-money laundering laws;

(g)            promptly after furnishing thereof, copies of any material written notices received by any Loan Party from, or furnished by a Loan Party to, the respective agent, trustee, holder or Lender in respect of any Junior Financing; and

(h)            Deliver to the Administrative Agent with each set of consolidated financial statements referred to in Sections 5.01(a) and (b) the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) which may be in footnote form only) from such consolidated financial statements.

Documents required to be delivered pursuant to Section 5.01(a), (b), (d) or (e) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 9.01 (or otherwise notified pursuant to Section 9.01(d)); or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Borrower shall deliver paper copies of such documents to the Administrative Agent upon its reasonable request until a written notice to cease delivering paper copies is given by the Administrative Agent and (ii) the Borrower shall promptly notify the Administrative Agent (by telecopier or electronic mail) of the posting of any such documents and upon its reasonable request, provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or maintain paper copies of the documents referred to above, and each Lender shall be solely responsible for timely accessing posted documents and maintaining its copies of such documents.

The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Lead Arrangers will make available to the Lenders and the Issuing Banks materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Lead Arrangers, the Issuing Banks and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or any of its Affiliates or the Borrower’s or any such Affiliates’ securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 9.12); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent and the Lead Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Borrower Materials “PUBLIC.”

5.02        Notices of Material Events. Promptly (but in any event within three (3) Business Days) after any Responsible Officer of Parent, Holdings or the Borrower obtains actual knowledge thereof and, if applicable, after notifying the appropriate Governmental Authority, Parent, Holdings or the Borrower will furnish to the Administrative Agent (for distribution to each Lender through the Administrative Agent) written notice of the following:

(a)            the occurrence of (i) any Default and (ii) any Event of Default;

(b)            the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against Parent, Holdings, the Borrower or any Restricted Subsidiary or the receipt of a notice of an Environmental Liability, in each case, that an adverse determination (as applicable) is reasonably probable and, if adversely determined (as applicable), could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect;

(c)            the occurrence of an ERISA Event;

(d)            the occurrence of any other event, condition or circumstance that is not a matter of general public knowledge that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; and

(e)            any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) and (d) of such certification.

Each notice delivered under this Section 5.02 shall be accompanied by a written statement of a Responsible Officer of Parent, Holdings or the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

5.03        Information Regarding Collateral. (a) Parent, Holdings or the Borrower will furnish to the Administrative Agent prompt (and in any event within thirty (30) days or such longer period as reasonably agreed to by the Administrative Agent) written notice of any change (i) in any Loan Party’s legal name (as set forth in its certificate of organization or like document), (ii) in the jurisdiction of incorporation or organization of any Loan Party or in the form of its organization or (iii) in any Loan Party’s organizational identification number.

(b)           Concurrently with the delivery of financial statements pursuant to Section 5.01(a), Parent, Holdings or the Borrower shall deliver to the Administrative Agent a certificate executed by a Responsible Officer of Parent, Holdings or the Borrower certifying that all notices required to be given prior to the date of such certificate by this Section 5.03 have been given.

5.04        Existence; Conduct of Business. Each of Parent, Holdings and the Borrower will, and will cause each Restricted Subsidiary to, do or cause to be done all things necessary to obtain, preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business, except (other than in the case of the legal existence of the Borrower) to the extent that the failure to do so could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, amalgamation, liquidation or dissolution permitted under Section 6.03 or any Diposition permitted under Section 6.05.

5.05        Payment of Taxes. Except as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, each of Parent, Holdings and the Borrower will, and will cause each Restricted Subsidiary to, pay its obligations in respect of Taxes before the same shall become delinquent or in default; provided that neither Parent nor any Restricted Subsidiary shall be required to pay any such Tax which is being contested in good faith and by proper proceedings if it has maintained adequate reserves (in the good faith judgment of the management of Parent) with respect thereto in accordance with GAAP.

5.06        Maintenance of Properties. Borrower will, and will cause each Restricted Subsidiary to, keep and maintain all material property necessary to the conduct of its business in good working order and condition, ordinary wear and tear excepted and fire, casualty or condemnation excepted and, except, in each case, to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

5.07        Insurance. (a) Borrower will, and will cause each Restricted Subsidiary to, maintain, with insurance companies that Borrower believes (in the good faith judgment of the management of Borrower) are financially sound and responsible at the time the relevant coverage is placed or renewed, insurance in at least such amounts (after giving effect to any self-insurance which Borrower believes (in the good faith judgment of management of Borrower) is reasonable and prudent in light of the size and nature of its business) and against at least such risks (and with such risk retentions) as Borrower believes (in the good faith judgment or the management of Borrower) are reasonable and prudent in light of the size and nature of its business, and will furnish to the Administrative Agent, upon written request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried. Each such policy of insurance, in relation only to the business activities of Parent, Holdings and the Borrower, shall (i) name the Administrative Agent, on behalf of the Lenders, as an additional insured thereunder as its interests may appear and (ii) in the case of each casualty insurance policy, name the Administrative Agent, on behalf of the Lenders as the lenders’ loss payee thereunder.

(b) If any portion of any improved Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the Flood Laws, then the Borrower shall, or shall cause each other Loan Party to (i) maintain, or cause to be maintained, with insurance companies that the Borrower believes (in the good faith judgment of the management of the Borrower) are financially sound and reputable at the time the relevant coverage is placed or renewed, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Laws or as otherwise required by the Lenders and (ii) promptly upon request of the Administrative Agent or any Lender, deliver to the Administrative Agent or such Lender, as applicable, evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent and such Lender, including evidence of annual renewals of such insurance. The Borrower shall use commercially reasonable efforts to cooperate with the Lenders and provide or arrange to be provided to the Lenders all information reasonably necessary to conduct flood due diligence and flood insurance compliance.

5.08        Books and Records; Inspection and Audit Rights. Each of Parent, Holdings and the Borrower will, and will cause each Restricted Subsidiary to, maintain proper books of record and account in which entries that are full, true and correct in all material respects in a manner to allow financial statements to be prepared in conformity with GAAP consistently applied and which reflect all material financial transactions and matters involving the assets and business of Parent, Holdings, the Borrower or their Restricted Subsidiaries, as the case may be. Each of Parent, Holdings and the Borrower will, and will cause each Restricted Subsidiary to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior written notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested; provided that, excluding any such visits and inspections during the continuation of an Event of Default, only the Administrative Agent on behalf of the Lenders may exercise visitation and inspection rights of the Administrative Agent and the Lenders under this Section 5.08 and the Administrative Agent shall not exercise such rights more often than one (1) time during any calendar year absent the existence of an Event of Default and only one (1) such time shall be at the Borrower’s expense; provided, further, that (a) when an Event of Default exists, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance written notice and (b) the Administrative Agent and the Lenders shall give Parent, Holdings and the Borrower the opportunity to participate in any discussions with Parent’s, Holdings’ or the Borrower’s independent public accountants. Notwithstanding anything to the contrary in this Section 5.08, none of Parent, Holdings, the Borrower or any Restricted Subsidiary shall be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by applicable law, subject to attorney-client privilege or subject to contractual confidentiality requirements or which otherwise constitutes a trade secret the disclosure of which to the Administrative Agent or any Lender (or their respective representatives or contractors) would materially adversely affect the right of intellectual property ownership with respect thereto by Parent, Holdings, the Borrower or such Restricted Subsidiary.

5.09        Compliance with Laws. (a) Each of Parent, Holdings and the Borrower will, and will cause each Restricted Subsidiary to, comply with its Organizational Documents and all Requirements of Law with respect to it, its property and operations, except where (i) in the case of compliance with Requirements of Law, the necessity of compliance therewith is contested in good faith by appropriate proceedings or (ii) the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(b)           Without limitation of clause (a) above, Parent, Holdings and Borrower will, and will cause each Restricted Subsidiary to: (i) comply with all applicable Environmental Laws (except where the necessity of compliance therewith is contested in good faith by appropriate proceedings) and Environmental Permits except, in each case, to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect; (ii) obtain and renew all Environmental Permits necessary for its operations and properties; and (iii) to the extent required under Environmental Laws, conduct any investigation, mitigation, study, sampling and testing, and undertake any clean-up, removal or remedial, corrective or other action necessary to remove and clean up all Hazardous Materials for which it is responsible from any of its properties, in accordance with the requirements of all Environmental Laws, except, in the case of clauses (ii) and (iii), to the extent that the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c)            Without limitation of clause (a) above, Parent, Holdings and Borrower will, and will cause each Restricted Subsidiary to comply with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R. Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, (ii) the USA PATRIOT Act, (iii) applicable Anti-Corruption Laws and (iv) all applicable Bank Secrecy Act and anti-money laundering laws and regulations.

(d)            Without limitation of clause (a) above, the Borrower and each Loan Party shall and shall cause its controlled ERISA Affiliates to maintain each Plan which is subject to or governed under ERISA, the Code or other federal or state law in compliance in all material respects with the applicable provisions of ERISA, except where noncompliance would not cause a Lien on the assets of the Borrower or any Loan Party (other than Permitted Liens).

5.10        Use of Proceeds and Letters of Credit.

(a)            The Borrower will use the proceeds of the Initial Term Loans incurred on the Restatement Date to finance a portion of the fees, costs and expenses incurred in connection with the Restatement Date Transactions and for general corporate purposes.

(b)            The proceeds of the Revolving Loans and Swingline Loans drawn on and after the Restatement Date will be used only for uses permitted under Section 6 and working capital and general corporate purposes (including Permitted Acquisitions, other permitted Investments and permitted Restricted Payments).

(c)            Letters of Credit will be used only for general corporate purposes.

(d)            The Borrower will not use the proceeds of any Loans or Letters of Credit in violation of any of the representations and warranties contained in Sections 3.15 or 3.16.

5.11        Additional Restricted Subsidiaries. (a) If (i) any (including by way of Division) additional Subsidiary (other than an Excluded Subsidiary) is formed or acquired after the Restatement Date or (ii) if any Material Subsidiary ceases to be an Excluded Subsidiary, Parent, Holdings or the Borrower will, within thirty (30) days (or such longer period as the Administrative Agent shall reasonably agree) after such newly formed or acquired Subsidiary is formed or acquired or such Subsidiary ceases to be an Excluded Subsidiary, notify the Administrative Agent thereof (unless such Subsidiary is an Excluded Subsidiary (other than by virtue of a Division)), and will cause such Subsidiary (unless such Subsidiary is an Excluded Subsidiary) to satisfy the Collateral and Guarantee Requirement with respect to such Subsidiary and with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by any Loan Party within thirty (30) days after such notice (or such longer period as the Administrative Agent shall reasonably agree and the Administrative Agent shall have received a completed Perfection Certificate with respect to such Subsidiary signed by a Responsible Officer, together with all attachments contemplated thereby). Notwithstanding anything contained in this Section 5.11 or any other Loan Document to the contrary, (i) no more than 65% of the total combined voting power of all classes of Equity Interests entitled to vote in or of any CFC or CFC Holding Company shall be pledged or similarly hypothecated to guarantee or support any Obligation herein, (ii) no Foreign Subsidiary or CFC Holding Company shall guarantee or support any Obligation herein and (iii) no security or similar interest shall be granted in the assets of any Foreign Subsidiary or CFC Holding Company, which security or similar interest guarantees or supports any Obligation herein.

(b)            Within thirty (30) days (or such longer period as the Administrative Agent may reasonably agree) after Parent, Holdings or the Borrower identifies any new Material Subsidiary, all actions (if any) required to be taken with respect to such Material Subsidiary in order to satisfy the Collateral and Guarantee Requirement shall have been taken with respect to such Material Subsidiary.

5.12        Further Assurances. (a) Subject to the limitations set forth in the definition of Collateral and Guarantee Requirement and in the Security Documents, each of Parent, Holdings and the Borrower will, and will cause each Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), that may be required under any applicable law or that the Administrative Agent or the Required Lenders may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties.

(b)           Subject to the limitations set forth in the definition of Collateral and Guarantee Requirement and in the Security Documents, if, after the Restatement Date, any owned (but not leased) real property with a fair market value in excess of $5,000,000 (determined at the time of acquisition thereof, or, if acquired prior to the date the applicable Person became a Loan Party, the date such Person became a Loan Party, or, to the extent that any improvements are constructed on any such owned real property after the date of acquisition, on the date of “substantial completion” or similar timing, as determined by the Borrower in consultation with the Administrative Agent, of such improvements) (“Material Real Property”) is acquired by the Borrower or any other Loan Party or is owned by any Restricted Subsidiary on or after the time it becomes a Loan Party pursuant to Section 5.11 (other than assets constituting Collateral under a Security Document that become subject to the Lien created by such Security Document upon acquisition thereof or constituting Excluded Assets), the Borrower will notify the Administrative Agent thereof, and, if requested by the Administrative Agent, the Borrower will cause such assets to be subjected to a Lien securing the Secured Obligations and will take and cause the other Loan Parties to take, such actions as shall be necessary and reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section 5.12 and as required pursuant to the “Collateral and Guarantee Requirement”, in each case, within ninety (90) days of such request, all at the expense of the Loan Parties and subject to the last paragraph of the definition of the term “Collateral and Guarantee Requirement.”

5.13        Certain Post-Closing Obligations. Within the time periods after the Restatement Date specified in Schedule 5.13 or such later date as the Administrative Agent agrees to in writing, including to reasonably accommodate circumstances unforeseen on the Restatement Date, Parent, Holdings, the Borrower and each other Loan Party shall deliver the documents or take the actions specified on Schedule 5.13, in each case, except to the extent otherwise agreed by the Administrative Agent pursuant to its authority as set forth in the definition of the term “Collateral and Guarantee Requirement”.

5.14        Maintenance of Ratings. Borrower shall use commercially reasonable efforts to (i) maintain a rating of the Term Facility (but not any specific rating) by S&P and Moody’s and (ii) maintain a public corporate credit rating (but not any specific rating) from S&P and a public corporate family rating (but not any specific rating) from Moody’s, in each case with respect to the Borrower.

5.15        Deposit Accounts. On or prior to the date that is sixty (60) days after the Restatement Date (or such later date reasonably agreed to by the Administrative Agent in its sole discretion), each Loan Party shall enter into, and cause each depository or securities intermediary to enter into, Control Agreements with respect to each deposit account or securities account maintained by such Person as of the Restatement Date (other than any Excluded Deposit Accounts). On or prior to the date that is sixty (60) days after the later of (x) the date of acquisition or opening of any new deposit account or securities account (other than any Excluded Deposit Accounts) by any Loan Party (or if later, sixty (60) days after the date such Loan Party became a Loan Party), or (y) the date any deposit account or securities account ceases to be an Excluded Deposit Account (or, in each case, such later date reasonably agreed to by the Administrative Agent in its sole discretion), such Loan Party shall enter into, and cause each depository or securities intermediary to enter into, Control Agreements with respect to such deposit account or securities account (other than any Excluded Deposit Accounts).

5.16        CARES Act Covenant. (a) PPP Loan Deposit Account. Notwithstanding any term of any Loan Document to the contrary, the Loan Parties may establish and/or maintain one or more PPP Loan Accounts (which may, for the avoidance of doubt, be existing deposit accounts) and all proceeds of the PPP Loans on deposit therein or credited thereto shall be deemed Excluded Assets for all purposes under the Loan Documents.

(b)           The Borrower shall (and shall cause its applicable Subsidiaries to) (i) ensure that the PPP Loans shall at all times be unsecured; (ii) use the proceeds of the PPP Loans in accordance with and for the limited purposes set forth in the terms, provisions, guidelines and regulations pertaining to the CARES Act; (iii) ensure that such Persons and the PPP Loans comply with the terms, provisions, guidelines and regulations pertaining to the CARES Act, including with respect to the PPP Loans; (iv) seek to have forgiven the maximum amount of the PPP Loans that qualifies as eligible to be forgiven in accordance with, and within the time period set forth in, the CARES Act; (v) ensure that all information provided in connection with the establishment of the PPP Loans, including to the Small Business Administration or other applicable Governmental Authority or otherwise, and including with respect to the needs for the PPP Loans, shall be true, correct and complete in all material respects; (vi) not (A) agree to any amendments to the documentation evidencing the PPP Loans in a manner that is or would be materially adverse to the Administrative Agent or the Lenders without the consent of the Administrative Agent or (B) take any other action that, in the case of each of the foregoing clauses (A) and (B), could reasonably be expected to prevent such Persons from obtaining forgiveness for any portion of the PPP Loans (except to the extent that any portion which is not forgiven would otherwise constitute Indebtedness permitted hereunder at such time and such unforgiven amount shall thereafter be deemed to have been incurred under such other exception under Section 6.01).

(c)            The Borrower shall (and shall cause its applicable Subsidiaries to) (i) maintain all records required to be submitted to the applicable Governmental Authorities in connection with the forgiveness of the PPP Loans, (ii) promptly apply for forgiveness of any PPP Loans incurred by such Persons in accordance with regulations implementing Section 1106 of the CARES Act within 30 days after (or such later date as may be agreed to by the Administrative Agent in its reasonable discretion) the last day of the eight week period or twenty-four week period, as applicable, immediately following the receipt of the PPP Loans, (iii) promptly, but in any event no later than 10 Business Days after submission of the application, provide the Administrative Agent with a copy of its application for forgiveness and all supporting documentation required by the Small Business Administration or the PPP Loan lender in connection with the forgiveness of the PPP Loans and (iv) promptly, but in no event no later than 10 Business Days after the receipt or completion thereof, provide the Administrative Agent with written evidence of contingent forgiveness of any PPP Loan under the CARES Act or the failure of any PPP Loan incurred by the Loan Parties to qualify for contingent forgiveness under the CARES Act, as applicable.

(d)            Notwithstanding anything to the contrary contained in this Agreement or any Loan Document: (a) a PPP Loan (other than interest thereon, to the extent not eligible for forgiveness) shall be disregarded for purposes of calculating any of the financial covenants contained in this Agreement, provided, however, that, for purposes of such financial covenant calculations, if any portion of the PPP Loan is not forgiven, the unforgiven portion of such PPP Loan (i) will not be disregarded in such calculations and (ii) will be deemed to have been incurred as of the date on which the Borrower received the proceeds of the PPP Loan and (b) the receipt by the Borrower of the proceeds of the PPP Loan shall not trigger a mandatory prepayment or constitute a prepayment event under this Agreement or any Loan Document.

Section 6.              Negative Covenants

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees, expenses and other amounts payable (other than (x) contingent indemnification obligations as to which no claim has been made and (y) Secured Cash Management Obligations and Secured Swap Obligations) under any Loan Document have been paid in full and all Letters of Credit have expired or been terminated and all LC Disbursements shall have been reimbursed (or cash collateralized or backstopped pursuant to arrangements reasonably acceptable to the Issuing Bank), each of Parent, Holdings and the Borrower covenants and agrees with the Lenders that:

6.01        Indebtedness; Certain Equity Securities. (a) Parent, Holdings and the Borrower will not, and will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

(i)            (A) Indebtedness of Parent, Holdings, the Borrower and any of the Restricted Subsidiaries under the Loan Documents (including any Indebtedness incurred pursuant to Section 2.20, or 2.21), and (B) subject to the prepayment of the Secured Obligations with the Net Proceeds thereof in accordance with Section 2.11(c), Credit Agreement Refinancing Indebtedness;

(ii)           Indebtedness outstanding on the date hereof and listed on Schedule 6.01 and any Permitted Refinancing thereof;

(iii)          Guarantees by Parent and the Restricted Subsidiaries in respect of Indebtedness of the Borrower or any Restricted Subsidiary otherwise permitted hereunder; provided that such Guarantee is otherwise permitted by Section 6.04; provided, further, that (A) no Guarantee by any Restricted Subsidiary (other than the Borrower) of any Junior Financing incurred by a Loan Party shall be permitted unless such Restricted Subsidiary shall have also provided a Guarantee of the Loan Document Obligations pursuant to the Guarantee Agreement, (B) if the Indebtedness being Guaranteed is subordinated to the Loan Document Obligations, such Guarantee shall be subordinated to the Guarantee of the Loan Document Obligations on terms at least as favorable (taken as a whole) to the Lenders as those contained in the subordination of such Indebtedness and (C) any Guarantees provided by any Restricted Subsidiary that is not a Loan Party shall be subject to the limitations on such Restricted Subsidiary’s ability to otherwise incur Indebtedness pursuant to this Section 6.01;

(iv)          Indebtedness of (a) Parent, Holdings or the Borrower owing to any Restricted Subsidiary or (b) of any Restricted Subsidiary owing to any other Restricted Subsidiary or the Borrower, Parent or Holdings; provided that (A) all such Indebtedness of any Restricted Subsidiary that is not a Loan Party owing to a Loan Party must be permitted by Section 6.04, (B) all such Indebtedness of a Loan Party shall be subordinated to the Loan Document Obligations on terms (i) at least as favorable to the Lenders as those set forth in the form of intercompany note attached as Exhibit F or (ii) otherwise reasonably satisfactory to the Administrative Agent, and (C) all such Indebtedness in a principal amount in excess of $2,500,000 owing by a Subsidiary that is not a Loan Party to any Loan Party shall be evidenced by a note and pledged as Collateral for the Secured Obligations;

(v)           (A) Indebtedness (including purchase money Indebtedness, Capitalized Lease Obligations or “synthetic lease” obligations) of the Borrower or any Restricted Subsidiaries financing the acquisition, purchase, lease, construction, repair, replacement or improvement of fixed or capital, assets, property or equipment, other than software; provided that (A) such Indebtedness is incurred concurrently with or within 180 days after the applicable acquisition, purchase, lease, construction, repair, replacement or improvement, and (B) any Permitted Refinancing of any Indebtedness set forth in the immediately preceding clause (A); provided, further that, at the time of any such incurrence of Indebtedness and after giving Pro Forma Effect thereto, the aggregate principal amount of Indebtedness that is outstanding in reliance on this clause (v) shall not, at any time outstanding, exceed the greater of (A) $15,000,000 and (B) 2.0% of Consolidated Total Assets;

(vi)          Indebtedness in respect of Swap Agreements incurred in the ordinary course of business and entered into not for speculative purposes;

(vii)         Indebtedness of any Person that becomes a Restricted Subsidiary (or of any Person not previously a Restricted Subsidiary that is merged, amalgamated or consolidated with or into the Borrower or a Restricted Subsidiary) after the date hereof as a result of a Permitted Acquisition or other Investment permitted by Section 6.04, or Indebtedness of any Person that is assumed by the Borrower or any Restricted Subsidiary in connection with an acquisition of assets by the Borrower or such Restricted Subsidiary in a Permitted Acquisition or other Investment permitted by Section 6.04, and Permitted Refinancings thereof; provided that (A) such Indebtedness is not incurred in contemplation of such Permitted Acquisition or such other Investment and (B) the aggregate principal amount of Indebtedness that is outstanding in reliance on this clause (vii) shall not, at any time outstanding, exceed $15,000,000;

(viii)        (1) Indebtedness of the Borrower and any Restricted Subsidiary consisting of notes or loans under credit agreements, indentures or other similar instruments or agreements and any Permitted Refinancing thereof; provided that such Indebtedness (A) will be subordinated and rank junior in security and/or right of payment with the Loans and Commitments hereunder, in each case, subject to intercreditor arrangements (which may take the form of modifications to the payment or collection “waterfall” provisions in the Loan Documents) reasonably acceptable to the Administrative Agent, (B) does not mature prior to the date that is 180 days after the Latest Maturity Date in effect at the time of incurrence thereof, (C) has no mandatory (other than customary provisions relating to asset sales or similar events or a change of control, AHYDO payment so long as the rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior payment in full in cash of the Obligations and the termination of the Commitments) or scheduled amortization or payments, repurchases or redemptions of principal prior to the date that is ninety-one (91) days after the Latest Maturity Date in effect at the time of incurrence thereof, (D) (x) will not be secured by assets other than the Collateral and (y) shall not be incurred or guaranteed by any Person that is not the Borrower or a Guarantor, (E) immediately after giving effect thereto and the use of the proceeds thereof, no Event of Default shall exist or result therefrom and (F) will have terms and conditions (other than interest rate, redemption premiums and subordination terms), taken as a whole, that are substantially identical to, or not more favorable to the lenders providing such Indebtedness than the Loans and Commitments hereunder; provided, further, that the aggregate principal amount of Indebtedness that is outstanding in reliance on this clause (vii) shall not, at any time outstanding, exceed the greater of (A)  $20,000,000 and (B) 2.0% of Consolidated Total Assets;

(ix)           Indebtedness representing deferred compensation or stock-based compensation to employees of Parent, Holdings, the Borrower and the Restricted Subsidiaries incurred in the ordinary course of business;

(x)            Indebtedness consisting of unsecured promissory notes issued by any Loan Party to current or former officers, directors and employees or their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests of Holdings or Parent permitted by Section 6.06(a);

(xi)           Indebtedness constituting indemnification obligations or obligations in respect of purchase price or other similar adjustments incurred in a Permitted Acquisition, any other Investment or any Disposition, in each case, permitted under this Agreement;

(xii)          Indebtedness consisting of obligations under deferred consideration (earn-outs, indemnifications, incentive non-competes and other contingent obligations) or other similar arrangements incurred in connection with the Restatement Date Transactions or any Permitted Acquisition or other Investment permitted hereunder;

(xiii)         Cash Management Obligations and other Indebtedness in respect of netting services, overdraft protections and similar arrangements, in each case, in connection with deposit accounts in the ordinary course of business;

(xiv)        Asset-backed or other revolving Indebtedness of the Foreign Subsidiaries; provided that the aggregate principal amount of Indebtedness outstanding in reliance on Section 6.01(a)(xix) in respect of which the primary obligor or a guarantor is a Subsidiary that is not a Loan Party, together with any Indebtedness incurred pursuant to this clause (xiv) shall not exceed at any time outstanding, $15,000,000;

(xv)          Indebtedness consisting of (A) the financing of insurance premiums or (B) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business;

(xvi)         Indebtedness incurred by the Borrower or any of the Restricted Subsidiaries in respect of bankers’ acceptances or similar instruments (other than letters of credit) issued or created in the ordinary course of business, including in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other reimbursement-type obligations (other than obligations in respect of letters of credit) regarding workers compensation claims; provided that the reimbursement obligations in respect thereof are reimbursed within thirty (30) days following the date thereof;

(xvii)       obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees and similar obligations provided by the Borrower or any of the other Restricted Subsidiaries, in each case, in the ordinary course of business or consistent with past practice;

(xviii)         Indebtedness supported by a Letter of Credit, in a principal amount not to exceed the face amount of such Letter of Credit;

(xix)           Unsecured Indebtedness of Borrower and the Restricted Subsidiaries; provided that immediately after giving effect thereto and the use of the proceeds thereof, (1) no Event of Default shall exist or result therefrom, (2) on a Pro Forma Basis after giving effect thereto, the Total Net Leverage Ratio is less than or equal to 4.00:1.00 for the most recently ended Test Period, (3)(A) such Indebtedness shall have a stated final maturity date not earlier than the date that is at least ninety-one (91) days after the Latest Maturity Date in effect at the time of incurrence of such Indebtedness and the stated final maturity date of such Indebtedness shall not be subject to any conditions that could result in such stated final maturity date occurring on a date that precedes the date that is at least ninety-one (91) days after the Latest Maturity Date in effect at the time of incurrence of such Indebtedness, (B) such Indebtedness shall have a Weighted Average Life to Maturity that is no shorter than the Weighted Average Life to Maturity of the Term Loans at the time of such incurrence and (C) the covenants, events of default, guarantees and other terms of such Indebtedness are substantially identical to those set forth in this Agreement or such terms and conditions that are customary for such Indebtedness in light of then-prevailing market conditions (it being understood that such Indebtedness shall not include any financial maintenance covenants (including indirectly, by way of a cross default to this Agreement) tighter than (or in addition to) those contained herein unless such provisions may be included herein) and in any event, when taken as a whole (other than interest rate and redemption premiums), are not more restrictive in any material respect to the Borrower and its Restricted Subsidiaries than those set forth in this Agreement; provided, further, that the aggregate principal amount of Indebtedness outstanding in reliance on this clause (xix) in respect of which the primary obligor or a guarantor is a Restricted Subsidiary that is not a Loan Party, together with the then outstanding principal amount of any Indebtedness incurred pursuant to clause (xiv) above, shall not exceed $15,000,000;

(xx)            obligations in respect of Series B Convertible Preferred Stock in an amount not to exceed $200,000,000 outstanding at any time;

(xxi)           obligations in respect of Disqualified Equity Interests in an amount not to exceed $10,000,000 outstanding at any time;

(xxii)          Contribution Indebtedness (and any Permitted Refinancing thereof) to the extent proceeds thereof have not been applied for any other purpose, including to make Restricted Payments or to make Investments pursuant to Section 6.04 or to make Permitted Investments; provided that immediately before and immediately after giving effect to the incurrence thereof no Event of Default shall have occurred and be continuing;

(xxiii)         unsecured Indebtedness in the form of the PPP Loan in an aggregate principal amount not exceeding $2,973,848 at any time outstanding;

(xxiv)         other Indebtedness of Borrower and the Restricted Subsidiaries in an aggregate principal amount not to exceed, immediately after giving effect to the incurrence of any such Indebtedness, either (1) $40,000,000, if immediately after giving effect thereto and the use of the proceeds thereof, the Total Net Leverage Ratio is less than or equal to 3.50:1.00 for the most recently ended Test Period, or (2) $25,000,000;

(xxv)          Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided that such Indebtedness is extinguished within five (5) Business Days of its incurrence;

(xxvi)         endorsements for collection, deposit or negotiation and warranties of products and services, in each case, incurred in the ordinary course of business;

(xxvii)        unsecured Indebtedness on subordination terms reasonably satisfactory to the Administrative Agent issued in lieu of making a Restricted Payment permitted pursuant to Section 6.06(a)(v);

(xxviii)       unsecured Indebtedness incurred in lieu of paying an indemnification or reimbursement obligation to a director or officer of Holdings, Borrower or a Restricted Subsidiary pursuant to indemnification arrangements between such persons;

(xxix)         Incremental Equivalent Debt and any Permitted Refinancing thereof; and

(xxx)          all premiums (if any), interest (including post-petition interest), fees, expenses, accrued dividends, charges and additional or contingent interest on obligations described in clauses (i) through (xxix) above;

(b)           Neither Parent nor Holdings will create, incur, assume or permit to exist any Indebtedness in respect of which Parent and/or Holdings is the primary obligor or a guarantor except Indebtedness created under Sections 6.01(a)(i), (iii), (iv), (vi), (ix), (x), (xii) and (xx) and all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in the foregoing clauses.

6.02            Liens. Parent, Holdings, and the Borrower will not, and will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, except:

(i)               (A) Liens created under the Loan Documents, including pursuant to Sections 2.20, and 2.21 (B) Liens on the Collateral securing Credit Agreement Refinancing Indebtedness or any Permitted Refinancing thereof; provided that (1) any such Liens that are Junior Liens shall be subject to a Junior Lien Intercreditor Agreement and (2) any such Liens that are pari passu with the Liens of the Secured Parties shall be subject to the Pari Passu Intercreditor Agreement;

(ii)              Permitted Encumbrances;

(iii)             Liens existing on the date hereof and set forth on Schedule 6.02 and any modifications, replacements, renewals or extensions thereof; provided that (A) such modified, replacement, renewal or extension Lien does not extend to any additional property other than (1) after-acquired property that is affixed or incorporated into the property covered by such Lien and (2) proceeds and products thereof, and (B) the obligations secured or benefited by such modified, replacement, renewal or extension Lien are permitted by Section 6.01;

(iv)             Liens securing Indebtedness permitted under Section 6.01(a)(v); provided that (A) such Liens attach concurrently with or within 180 days after the acquisition, repair, replacement, construction or improvement (as applicable) of the property subject to such Liens, (B) such Liens do not at any time encumber any property other than the property financed by such Indebtedness except for accessions to such property and the proceeds and the products thereof and (C) with respect to purchase money Indebtedness, Capitalized Lease Obligations or “synthetic lease” obligations, such Liens do not at any time extend to or cover any assets (except for accessions to or proceeds of such assets) other than the assets subject to such purchase money Indebtedness, Capitalized Lease Obligations or “synthetic lease” obligations; provided, further, that individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender;

(v)              leases, licenses, subleases or sublicenses granted to others that do not (A) interfere in any material respect with the business of Parent, Holdings, the Borrower and the Restricted Subsidiaries, taken as a whole, or (B) secure any Indebtedness;

(vi)             Liens (A) in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods or (B) on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods in the ordinary course of business;

(vii)            Liens of a (A) collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection and (B) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of setoff) and that are within the general parameters customary in the banking industry;

(viii)           Liens (A) on cash advances, cash earnest money deposits or other escrow deposits in favor of any seller of property to be acquired pursuant to an Investment permitted pursuant to Section 6.04 to be applied against the purchase price for such Investment or otherwise in connection with any escrow arrangements with respect to any such Investment or any Disposition permitted under Section 6.05 (including any letter of intent or purchase agreement with respect to such Investment or Disposition), or (B) consisting of an agreement to dispose of any property in a Disposition permitted under Section 6.05, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien;

(ix)             Liens on property of any Restricted Subsidiary that is not a Loan Party, which Liens secure Indebtedness or other obligations of such Restricted Subsidiary permitted under Section 6.01;

(x)              Liens granted by a Restricted Subsidiary that is not a Loan Party in favor of any Loan Party and Liens granted by a Loan Party in favor of any other Loan Party;

(xi)             Liens existing on property at the time of its acquisition or existing on the property of any Person at the time such Person becomes a Restricted Subsidiary, in each case, after the date hereof (other than Liens on the Equity Interests of any Person that becomes a Restricted Subsidiary); provided that (A) such Lien was not created in contemplation of such acquisition or such Person becoming a Restricted Subsidiary, (B) such Lien does not extend to or cover any other assets or property (other than the proceeds or products thereof and other than after-acquired property subject to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require or include, pursuant to their terms at such time, a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition) and (C) the Indebtedness secured thereby is permitted under Section 6.01;

(xii)            any interest, lien, or title of a lessor or sublessor under leases or subleases (other than leases constituting Capital Lease Obligations) entered into by any of the Borrower or any Restricted Subsidiaries and covering the assets so leased;

(xiii)           Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods by any of the Borrower or any Restricted Subsidiaries in the ordinary course of business;

(xiv)           Liens deemed to exist in connection with Investments in repurchase agreements under clause (e) of the definition of the term “Permitted Investments”;

(xv)            Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;

(xvi)           Liens that are contractual rights of setoff (A) relating to the establishment of depository relations with banks not given in connection with the incurrence of Indebtedness, (B) relating to pooled deposit or sweep accounts to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower and the Restricted Subsidiaries or (C) relating to purchase orders and other agreements entered into with customers of the Borrower or any Restricted Subsidiary in the ordinary course of business;

(xvii)          ground leases in respect of real property on which facilities owned or leased by the Borrower or any of the Restricted Subsidiaries are located;

(xviii)         Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto and deposits made in the ordinary course of business to secure liability to insurance carriers;

(xix)           (A) zoning, building, entitlement and other land use regulations by Governmental Authorities with which the normal operation of the business complies, and (B) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Borrower or any of the Restricted Subsidiaries;

(xx)            Liens on Equity Interests of a joint venture or an Unrestricted Subsidiary;

(xxi)           Liens on cash or Permitted Investments used to defease or to satisfy and discharge Indebtedness; provided that such defeasance or satisfaction and discharge is permitted hereunder;

(xxii)          Liens securing Incremental Equivalent Debt; provided that such Liens shall be subject to (x) with respect to Incremental Equivalent Debt secured on a junior basis to the Obligations, the Junior Lien Intercreditor Agreement or another “junior lien” intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent and (y) with respect to Incremental Equivalent Debt secured on a pari passu basis with the Obligations, a Pari Passu Intercreditor Agreement reasonably satisfactory to the Administrative Agent;

(xxiii)         Liens on the property or assets of Foreign Subsidiaries securing Indebtedness permitted to be incurred by them under Section 6.01(a)(xiv);

(xxiv)         Liens securing obligations in respect of trade-related letters of credit permitted under Section 6.01 and covering the goods (or the documents of title in respect of such goods) financed by such letters of credit and the proceeds and products thereof;

(xxv)          Liens solely on any cash earnest money deposits made by the Borrower or any of the Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder with respect to any acquisition that would constitute an Investment permitted by this Agreement;

(xxvi)         Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into in the ordinary course of business;

(xxvii)        Liens arising due to any cash pooling, netting or composite accounting arrangements; and

(xxviii)       other Liens; provided that the aggregate principal amount of obligations secured by Liens existing in reliance on this clause (xxviii) shall not exceed, immediately after the incurrence of any of such obligations or Liens, either (1) $40,000,000, if immediately after giving effect thereto, the Senior Secured Net Leverage Ratio is less than or equal to 3.50:1.00 for the most recently ended Test Period, or (2) $25,000,000.

6.03        Fundamental Changes; Sale-Leasebacks. (a) Parent, Holdings and the Borrower will not, and will not permit any Restricted Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, or enter into any Division (which, for the avoidance of doubt, shall not restrict the Borrower or any Restricted Subsidiary from changing its organizational form (other than as part of a Division) (subject to compliance with the Collateral and Guarantee Requirement and all requisite notice requirements hereunder)) or Dispose of all or substantially all of the assets of Parent, Holdings, the Borrower and the Restricted Subsidiaries, except that:

(i)               any Restricted Subsidiary may merge amalgamate or consolidate with (A) the Borrower; provided that the Borrower shall be the continuing or surviving Person, or (B) in the case of any Restricted Subsidiary (other than the Borrower), any one or more other Restricted Subsidiaries; provided that when any Subsidiary Loan Party is merging, amalgamating or consolidating with another Subsidiary (1) the continuing or surviving Person shall be a Subsidiary Loan Party or (2) if the continuing or surviving Person is not a Subsidiary Loan Party, the acquisition of such Subsidiary Loan Party by such surviving Restricted Subsidiary is otherwise permitted under Section 6.04;

(ii)              (A) any Restricted Subsidiary that is not a Loan Party may merge, amalgamate or consolidate with or into any other Restricted Subsidiary that is not a Loan Party and (B) any Restricted Subsidiary (other than the Borrower) may liquidate or dissolve or change its legal form, in each case, if Parent determines in good faith that such action is in the best interests of Parent and the Restricted Subsidiaries and is not materially disadvantageous to the Lenders (it being understood that in the case of any change in legal form, a Restricted Subsidiary that is a Loan Party will remain a Loan Party unless such Restricted Subsidiary is otherwise permitted to cease being a Loan Party hereunder);

(iii)            any Restricted Subsidiary (other than the Borrower) may make a Disposition of all or substantially all of its assets (upon voluntary liquidation or otherwise) to another Restricted Subsidiary; provided that if the transferor in such a transaction is a Loan Party, then (A) the transferee must be a Loan Party, (B) to the extent constituting an Investment in a Restricted Subsidiary that is not a Loan Party, such Investment must be a permitted Investment in a Restricted Subsidiary that is not a Loan Party in accordance with Section 6.04 or (C) to the extent constituting a Disposition to a Restricted Subsidiary that is not a Loan Party, such Disposition is for fair market value (as reasonably determined in good faith by the Borrower) and any promissory note or other non-cash consideration received in respect thereof is a permitted Investment in a Restricted Subsidiary that is not a Loan Party in accordance with Section 6.04;

(iv)            the Borrower may merge, amalgamate or consolidate with any other Person; provided that (A) the Borrower shall be the continuing or surviving Person, (B) any Investment in connection therewith is permitted under Section 6.04 and (C) no Default or Event of Default shall have occurred and be continuing;

(v)             any Restricted Subsidiary (other than the Borrower) may merge, consolidate or amalgamate with any other Person in order to effect an Investment permitted pursuant to Section 6.04; provided that the continuing or surviving Person shall be a Restricted Subsidiary, which together with each of the Restricted Subsidiaries, shall have complied with the requirements of Sections 5.11 and 5.12 (or arrangements for the compliance with such requirements within thirty (30) days (or by such later date reasonably satisfactory to the Administrative Agent) shall have been made) and if the other party to such transaction is not a Loan Party, no Default exists after giving effect to such transaction;

(vi)            any Restricted Subsidiary may effect a merger, dissolution, liquidation consolidation or amalgamation to effect a Disposition permitted pursuant to Section 6.05; provided that if the other party to such transaction is not a Loan Party, no Default exists after giving effect to the transaction; and

(vii)           any Restricted Subsidiary (other than the Borrower) may consummate a Division; provided that if a Restricted Subsidiary consummating a Division is a Loan Party, then (i) each of the entities resulting from such Division shall become Loan Parties concurrently with the consummation of such Division and shall satisfy the Collateral and Guarantee Requirement or (ii) to the extent constituting an Investment, such Investment must be permitted by Section 6.04.

(b)          The Borrower will not, and Parent, Holdings and the Borrower will not permit any Restricted Subsidiary to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and the Restricted Subsidiaries on the Restatement Date and businesses reasonably related, ancillary thereto, complementary, synergistic or reasonable extensions thereof.

(c)           Holdings will not conduct, transact or otherwise engage in any business or operations other than (i) the ownership and/or acquisition of the Equity Interests of the Borrower, (ii) the maintenance of its legal existence, including the ability to incur fees, costs and expenses relating to such maintenance, (iii) participating in tax, accounting and other administrative matters as a member of the consolidated group of Parent, Holdings and the Borrower, (iv) the performance of its obligations under and in connection with the Loan Documents, any documentation governing any Indebtedness or Guarantee permitted to be incurred or made by it under Article VI and the other agreements contemplated hereby, (v) any public offering of its common stock or any other issuance or registration of its Equity Interests for sale or resale not prohibited by this Agreement, including the costs, fees and expenses related thereto, (vi) any transaction that Holdings is permitted to enter into or consummate under Article VI (including, but not limited to, the making of any Restricted Payment permitted by Section 6.06 or holding of any cash or Permitted Investments received in connection with Restricted Payments made in accordance with Section 6.06 pending application thereof in the manner contemplated by Section 6.04, the incurrence of any Indebtedness permitted to be incurred by it under Section 6.01 and the making of any Investment permitted to be made by it under Section 6.04), (vii) incurring fees, costs and expenses relating to overhead and general operating including professional fees for legal, tax and accounting issues and paying Taxes, (viii) providing indemnification to officers and directors and as otherwise permitted in Section 6.07, (ix) activities incidental to the consummation of the Restatement Date Transactions, activities incidental to the Series B Convertible Preferred Stock and the performance under the terms thereof, and (x) activities incidental to the businesses or activities described in clauses (i) to (ix) of this paragraph.

(d)           Parent and Holdings will not (i) own or acquire any assets (other than the Loan Documents, Equity Interests as referred to in paragraph (c)(i) above, cash, Permitted Investments, loans and advances made by Parent or Holdings under Section 6.04(b), intercompany Investments consisting of Indebtedness permitted to be made by it under Section 6.04) or incur any liabilities (other than liabilities as referred to in paragraph (c) above and (e) below, liabilities imposed by law, including Tax liabilities, and other liabilities incidental to its existence and business and activities permitted by this Agreement).

(e)           Parent will not, and will not permit any Restricted Subsidiary to, enter into any arrangement with any Person providing for the leasing by any Loan Party of real or personal property that has been or is to be sold or transferred by such Loan Party to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of such Loan Party, other than any such arrangement entered into in connection with the financing of the acquisition of such property with the proceeds of purchase money Indebtedness incurred as permitted by Section 6.01(a)(v), any such arrangement involving the sale of property within ninety (90) days after the purchase thereof if sold for consideration not less than the cost of the purchase thereof and the lease of which (if a Capitalized Lease) is permitted by Section 6.01(a)(v).

(f)           Parent will not conduct, transact or otherwise engage in any business or operations other than (i) the ownership and/or acquisition of the Equity Interests of the Holdings, (ii) the maintenance of its legal existence, including the ability to incur fees, costs and expenses relating to such maintenance, (iii) participating in tax, accounting and other administrative matters as a member of the consolidated group of Parent, Holdings and the Borrower, (iv) the performance of its obligations under and in connection with the Loan Documents, any documentation governing any Indebtedness or Guarantee permitted to be incurred or made by it under Article VI and the other agreements contemplated hereby, (v) any public offering of its common stock or any other issuance or registration of its Equity Interests for sale or resale not prohibited by this Agreement, including the costs, fees and expenses related thereto, (vi) any transaction that Parent is permitted to enter into or consummate under Article VI (including, but not limited to, the making of any Restricted Payment permitted by Section 6.06 or holding of any cash or Permitted Investments received in connection with Restricted Payments made in accordance with Section 6.06 pending application thereof in the manner contemplated by Section 6.04, the incurrence of any Indebtedness permitted to be incurred by it under Section 6.01 and the making of any Investment permitted to be made by it under Section 6.04), (vii) incurring fees, costs and expenses relating to overhead and general operating including professional fees for legal, tax and accounting issues and paying Taxes, (viii) providing indemnification to officers and directors and as otherwise permitted in Section 6.07, (ix) activities incidental to the consummation of the Restatement Date Transactions, activities incidental to the Series B Convertible Preferred Stock and the performance under the terms thereof, and (x) activities incidental to the businesses or activities described in clauses (i) to (ix) of this paragraph.

6.04        Investments, Loans, Advances, Guarantees and Acquisitions. Parent, Holdings and the Borrower will not, and will not permit any Restricted Subsidiary to, make or hold any Investment, except:

(a)           Permitted Investments;

(b)           loans or advances to officers, directors and employees of Parent, Holdings, the Borrower and the Restricted Subsidiaries (i) for reasonable and customary business-related travel, entertainment, relocation and analogous ordinary business purposes, (ii) in connection with such Person’s purchase of Equity Interests of Parent (provided that the amount of such loans and advances made in cash to such Person shall be contributed to the Borrower in cash as common equity or Qualified Equity Interests) and such amount shall not increase the Available Amount and (iii) for purposes not described in the foregoing clauses (i) and (ii), in an aggregate principal amount outstanding at any time not to exceed $1,000,000;

(c)           Investments (i) by Parent, Holdings, the Borrower or any Restricted Subsidiary in any Loan Party (other than Parent or Holdings), (ii) by any Restricted Subsidiary that is not a Loan Party in other Restricted Subsidiary that is not a Loan Party, (iii) by Parent, Holdings, the Borrower or any Restricted Subsidiary (A) in any Restricted Subsidiary; provided that the aggregate amount of such Investments, at any time outstanding, made by Loan Parties after the Restatement Date in Restricted Subsidiaries that are not Loan Parties in reliance on this clause (iii)(A) shall not exceed the greater of $35,000,000 and 4.00% of Consolidated Total Assets at the time of any such Investment, (B) in any Restricted Subsidiary that is not a Loan Party, constituting an exchange of Equity Interests of such Restricted Subsidiary for Indebtedness of such Restricted Subsidiary or (C) constituting Guarantees of Indebtedness or other monetary obligations of Restricted Subsidiaries that are not Loan Parties owing to any Loan Party, (iv) by Parent, Holdings, the Borrower or any Restricted Subsidiary in Restricted Subsidiaries that are not Loan Parties so long as such Investment is part of a series of simultaneous Investments that result in the proceeds of the initial Investment being invested in one or more Loan Parties and (v) by Parent, Holdings, the Borrower or any Restricted Subsidiary in any Restricted Subsidiary that is not a Loan Party, consisting of the contribution of Equity Interests of any other Restricted Subsidiary that is not a Loan Party so long as the Equity Interests of the transferee Restricted Subsidiary is pledged to secure the Secured Obligations;

(d)           Investments consisting of extensions of trade credit and accommodation guarantees in the ordinary course of business;

(e)           Investments existing or contemplated on the date hereof and set forth on Schedule 6.04(e) and any modification, replacement, renewal, reinvestment or extension thereof; provided that, in each case, the amount of the original Investment is not increased except by the terms of such Investment to the extent as set forth on Schedule 6.04(e) or as otherwise permitted by this Section 6.04;

(f)            Investments in Swap Agreements permitted under Section 6.01(a)(vi);

(g)           promissory notes and other non-cash consideration received in connection with Dispositions permitted by Section 6.05;

(h)           Permitted Acquisitions;

(i)            [reserved];

(j)            Investments in the ordinary course of business consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Uniform Commercial Code Article 4 customary trade arrangements with customers consistent with past practices;

(k)           Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy or reorganization of suppliers and customers or in settlement of delinquent obligations of, or other disputes with, customers and suppliers or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;

(l)            loans and advances to Holdings or Parent in lieu of, and not in excess of the amount of (after giving effect to any other loans, advances or Restricted Payments in respect thereof), Restricted Payments to the extent permitted to be made to Holdings or Parent in accordance with Section 6.06(a)(iv), (v), (vii), or (ix);

(m)          Investments by the Borrower or any Restricted Subsidiary in an aggregate amount not to exceed the Available Amount at such time; provided that (1) no Event of Default shall have occurred and be continuing or would result therefrom and (2) except with respect to Investments made with the Available Amount Equity Component, on a Pro Forma Basis after giving effect thereto, the Senior Secured Net Leverage Ratio is less than or equal to 2.50:1.00 for the recently ended Test Period.

(n)           advances of payroll payments to employees;

(o)           Investments of a Restricted Subsidiary acquired after the Restatement Date or of a Person merged, amalgamated or consolidated with any Restricted Subsidiary in accordance with this Section 6.04 and Section 6.03 after the Restatement Date (other than existing Investments in Restricted Subsidiaries of such Restricted Subsidiary or Person, which must comply with the requirements of Section 6.04(h) or 6.04(m)) to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation;

(p)           acquisitions of, investments in, and loans and advances to, joint ventures and Unrestricted Subsidiaries by the Borrower and the Restricted Subsidiaries, so long as the aggregate amount invested, loaned or advanced pursuant to this Section 6.04(p) (determined without regard to any write-downs or write-offs of such investments, loans or advances), does not exceed $15,000,000;

(q)           the licensing, sublicensing or contribution of rights in any Intellectual Property pursuant to joint marketing arrangements with Persons other than Parent, Holdings, the Borrower and the Restricted Subsidiaries in the ordinary course of business;

(r)            Investments to the extent that payment for such Investments is made solely by the issuance of or contribution to Equity Interests (other than Disqualified Equity Interests) of Parent to the seller of such Investments;

(s)           any Investments in a Subsidiary that is not a Loan Party or in a joint venture, in each case, to the extent such Investment is contemporaneously repaid in full with a dividend or other distribution from such Subsidiary or joint venture;

(t)            the forgiveness or conversion to Equity Interests of any Indebtedness owed by a Loan Party and permitted by Section 6.02;

(u)           Restricted Subsidiaries may be established or created if the Borrower and such Restricted Subsidiary comply with the requirements of Section 5.11, if applicable; provided that, in each case, to the extent such new Restricted Subsidiary is created solely for the purpose of consummating an acquisition permitted by this Section 6.04, and such new Restricted Subsidiary at no time holds any assets or liabilities other than any merger consideration contributed to it contemporaneously with the closing of such transactions, such new Restricted Subsidiary shall not be required to take the actions set forth in Section 5.11, as applicable, until the respective acquisition is consummated (at which time the surviving entity of the respective transaction shall be required to so comply in accordance with the provisions thereof);

(v)           to the extent that they constitute Investments, purchases and acquisitions of inventory, supplies, materials and equipment or purchases of contract rights or licenses or leases of intellectual property, in each case, in the ordinary course of business;

(w)          Investments consisting of transactions permitted under Section 6.02, 6.05 (other than Section 6.05(e)) and 6.06 (other than Section 6.06(xi));

(x)           Investments and other acquisitions to the extent that payment for such Investments is made solely with Qualified Equity Interests or the proceeds of the issuance of or contribution to Qualified Equity Interests (in any event, excluding Cure Amounts, amounts that increase Available Amount and amounts otherwise applied for another purpose) of Parent;

(y)           non-cash Investments in connection with tax planning and reorganization activities; provided that, in the reasonable judgment of the Borrower (following consultation with the Administrative Agent), after giving effect to any such activities, the security interests of the Lenders in the Collateral, taken as a whole, would not be materially impaired;

(z)           Investments (A) for utilities, security deposits, leases and similar prepaid expenses incurred in the ordinary course of business and (B) trade accounts created, or prepaid expenses accrued, in the ordinary course of business;

(aa)         other Investments by Parent, Holdings, the Borrower or any Restricted Subsidiary; provided that (1) no Event of Default shall have occurred and be continuing or would result therefrom and (2) on a Pro Forma Basis after giving effect thereto, the Total Net Leverage Ratio is less than or equal to 2.75:1.00 for the most recently ended Test Period;

(bb)        Investments consisting of Guarantees by the Borrower of any lease or similar ordinary course obligations of a Restricted Subsidiary; and

(cc)         other Investments by Parent, Holdings, the Borrower or any Restricted Subsidiary not to exceed, in the aggregate, immediately after the making of any such Investment, either (1) $25,000,000 if the Total Net Leverage Ratio is less than or equal to 3.80:1.00 or (2) $15,000,000.

6.05        Asset Sales. Parent, Holdings and the Borrower will not, and will not permit any Restricted Subsidiary to, sell, transfer (including by way of Division), lease or otherwise dispose of any asset, including any Equity Interest owned by it, nor will Parent, Holdings or the Borrower permit any Restricted Subsidiary to issue any additional Equity Interest in such Restricted Subsidiary (other than issuing directors’ qualifying shares, nominal shares issued to foreign nationals to the extent required by applicable Requirements of Law and other than issuing Equity Interests to Parent, Holdings, the Borrower or a Restricted Subsidiary in compliance with Section 6.04(c)) (each, a “Disposition”), except:

(a)           Dispositions of obsolete, damaged, used, surplus or worn out property, whether now owned or hereafter acquired, in the ordinary course of business and Dispositions of immaterial assets and of property no longer used or useful in the conduct of the business of Parent, Holdings, the Borrower and the Restricted Subsidiaries;

(b)           Dispositions of assets (including inventory) in the ordinary course of business;

(c)           Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are promptly applied to the purchase price of such replacement property;

(d)           Dispositions of property to the Borrower or a Restricted Subsidiary; provided that (i) to the extent constituting an Investment, such Investment must be a permitted Investment in accordance with Section 6.04 and (ii) to the extent constituting a Disposition by a Loan Party to a Restricted Subsidiary that is not a Loan Party, such Disposition is for fair market value (as reasonably determined in good faith by the Borrower) and any promissory note or other non-cash consideration received in respect thereof is a permitted Investment in a Restricted Subsidiary that is not a Loan Party in accordance with Section 6.04;

(e)           Dispositions permitted by Section 6.03 (other than Section 6.03(a)(vii)), Investments permitted by Section 6.04 (other than Section 6.04(w)), Restricted Payments permitted by Section 6.06 and Liens permitted by Section 6.02;

(f)            Dispositions of Permitted Investments;

(g)           Dispositions consisting of discounts or forgiveness of accounts receivable in the ordinary course of business in connection with the collection or compromise thereof, except in each case, in connection with any financing transaction;

(h)           leases, subleases, licenses or sublicenses (including the provision of software under an open source license), in each case, that do not materially interfere with the business of Parent, Holdings, the Borrower and the Restricted Subsidiaries, taken as a whole;

(i)            transfers of property as a result of casualty and condemnation events;

(j)            Dispositions of property to Persons other than Restricted Subsidiaries (including the sale or issuance of Equity Interests of a Restricted Subsidiary) not otherwise permitted under this Section 6.05; provided that (i) no Event of Default shall exist and be continuing at the time of, or would result from, such Disposition and (ii) with respect to any Disposition pursuant to this clause (j), Parent, Holdings, the Borrower or a Restricted Subsidiary shall receive not less than 75% of such consideration in the form of cash or Permitted Investments; provided, however, that for the purposes of this clause (ii), (A) any liabilities (as shown on the most recent balance sheet of Parent provided hereunder or in the footnotes thereto) of Parent, Holdings, the Borrower or such Restricted Subsidiary, other than liabilities that are by their terms subordinated in right of payment to the Loan Document Obligations, that are assumed by the transferee with respect to the applicable Disposition and for which Parent, Holdings, the Borrower and all of the Restricted Subsidiaries shall have been validly released by all applicable creditors in writing, shall be deemed to be cash, (B) any securities received by Parent, Holdings, the Borrower or such Restricted Subsidiary from such transferee that are converted by Parent, Holdings, the Borrower or such Restricted Subsidiary into cash or Permitted Investments (to the extent of the cash or Permitted Investments received) within 180 days following the closing of the applicable Disposition, shall be deemed to be cash, and (C) any Designated Non-Cash Consideration received in respect of any Disposition having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (C) that is at the time outstanding, not in excess of $3,000,000, shall be deemed to be cash consideration; and provided further that (i) Dispositions of the Equity Interests in Holdings and the Borrower shall be prohibited;

(k)           Dispositions of the Equity Interests in any Restricted Subsidiary shall be prohibited unless it is for all of the outstanding Equity Interests of such Restricted Subsidiary owned (directly or indirectly) by the Borrower, except to the extent constituting a Permitted Investment in a Restricted Subsidiary under Section 6.04;

(l)            Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements;

(m)          [reserved];

(n)           the unwinding of Swap Agreements permitted hereunder pursuant to their terms;

(o)           transfers of condemned property as a result of the exercise of “eminent domain” or other similar policies to the respective Governmental Authority or agency that has condemned the same (whether by deed in lieu of condemnation or otherwise), and transfers of property that have been subject to a casualty to the respective insurer of such real property as part of an insurance settlement;

(p)           any Disposition of any asset between or among the Borrower and the Restricted Subsidiaries as a substantially concurrent interim Disposition in connection with a Disposition otherwise permitted pursuant to this Section 6.05;

(q)           the transfer for fair value of property (including Equity Interests of Restricted Subsidiaries) to another Person in connection with a joint venture arrangement with respect to the transferred property: provided that such transfer is permitted under Section 6.04(p);

(r)            the Disposition of an Unrestricted Subsidiary;

(s)           the Disposition of assets acquired pursuant to a Permitted Acquisition, which assets are not necessary to the core or principal business of the Borrower and the Restricted Subsidiaries;

(t)            [reserved];

(u)           Disposition of assets which are not Collateral (other than proceeds thereof which otherwise would constitute Collateral);

(v)           the good faith surrender, compromise or waiver of receivables, contract rights, tort claims or statutory rights;

(w)          Dispositions of any particular asset having a fair market value (as reasonably determined by the Borrower) of less than $100,000; and

(x)           other Dispositions of assets not to exceed $5,000,000 in the aggregate in any fiscal year;

provided that any Disposition of any property pursuant to this Section 6.05 (except pursuant to Sections 6.05(a), (e), (g), (i), (n), (o), (r), (u) or (v) and except for Dispositions by a Loan Party to another Loan Party), shall be for no less than the fair market value of such property at the time of such Disposition.

6.06        Restricted Payments; Certain Payments of Indebtedness. (a) Parent, Holdings and the Borrower will not, and will not permit any Restricted Subsidiary to, declare or make, directly or indirectly, any Restricted Payment, except:

(i)               each Restricted Subsidiary may make Restricted Payments to the Borrower or any other Restricted Subsidiary; provided that in the case of any such Restricted Payment by a Restricted Subsidiary that is not a Wholly Owned Subsidiary of the Borrower, such Restricted Payment is made to the Borrower, any Restricted Subsidiary and to each other owner of Equity Interests of such Restricted Subsidiary based on their relative ownership interests of the relevant class of Equity Interests;

(ii)              Parent, Holdings, the Borrower and each Restricted Subsidiary may declare and make dividend payments or other distributions payable solely in the Qualified Equity Interests of such Person;

(iii)             payment of regularly scheduled dividends on the Series B Convertible Preferred Stock in an amount not to exceed 16.00% per annum (or the Increased Dividend Rate or Breach Rate (each as defined in the Certificate of Designation)) on the sum of the Liquidation Value thereof (as defined in the Certificate of Designation) plus, once compounded, all Accumulated Dividends (as defined in the Certificate of Designation) thereon, which dividends will be payable as follows: (i) 50% payable in cash and (ii) 50% will not be paid in cash and will accumulate until the occurrence of a liquidation or redemption of the Series B Convertible Preferred Stock; provided that from and after the first anniversary of the Restatement Date, such dividends will be payable as follows: (a) 50% will be payable in cash, (b) 37.5% will not be paid in cash and will accumulate until the occurrence of a liquidation or redemption of the Series B Convertible Preferred Stock and (c) 12.5% will be payable, at the Parent’s election, either in cash or will accumulate until the occurrence of a liquidation or redemption of the Series B Convertible Preferred Stock; provided, further, that notwithstanding the foregoing, to the extent the Increased Dividend Rate (as defined in the Certificate of Designation) applies, unless otherwise consented to by the holders of a majority of the shares of Series B Convertible Preferred Stock, the Increased Dividend Rate portion will be payable only in cash; provided, further, that no Specified Event of Default shall have occurred and be continuing or would result therefrom;

(iv)             repurchases of Equity Interests in Parent, Holdings, the Borrower or any Restricted Subsidiary deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants;

(v)              Parent may redeem, acquire, retire or repurchase its Equity Interests (or any options or warrants or stock appreciation rights issued with respect to any of such Equity Interests) held by current or former officers, managers, consultants, directors and employees (or their respective spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees) of Holdings, Parent, the Borrower or the Restricted Subsidiaries, upon the death, disability, retirement or termination of employment of any such Person or otherwise in accordance with any stock option or stock appreciation rights plan, any management, director and/or employee stock ownership or incentive plan, stock subscription plan, employment termination agreement or any other employment agreements or equity holders’ agreement in an amount (together with the aggregate amount of loans and advances to Parent made pursuant to Section 6.04(l) in lieu of Restricted Payments permitted by this clause (v) in such fiscal year) not to exceed $5,000,000 in any fiscal year (it being agreed that any unused amounts in any fiscal year may be carried over to succeeding fiscal years and be utilized under this clause (v) in such subsequent fiscal years notwithstanding the foregoing provisions of this clause (v));

(vi)         redemptions of the Series B Convertible Preferred Stock with the Decco Proceeds in accordance with Section 2.11(i); provided that no Event of Default shall have occurred and be continuing or would result therefrom;

(vii)        the Borrower and the Restricted Subsidiaries may make Restricted Payments in cash to Parent, Holdings, the Borrower or any Restricted Subsidiary:

(A)         the proceeds of which shall be used by Parent, Holdings, the Borrower or any Restricted Subsidiary to pay (1) its operating expenses incurred in the ordinary course of business and other corporate overhead costs and expenses (including administrative, legal, accounting and similar expenses payable to third parties) that are reasonable, and indemnification claims made by directors or officers of Parent, Holdings or any Subsidiary, in each case, to the extent attributable to the ownership or operations of Holdings, the Borrower and the Subsidiaries, (2) fees and expenses (x) due and payable by any of the Restricted Subsidiaries and (y) otherwise permitted to be paid by such Restricted Subsidiary under this Agreement and (3) amounts due and payable pursuant to Section 6.07(iv); provided that no payments shall be made by Parent or any Restricted Subsidiary in respect of fees, expenses, claims or other amounts attributable to any Unrestricted Subsidiary unless (x) cash is received from the applicable Unrestricted Subsidiary or (y) the applicable payment is treated by Parent or its applicable Restricted Subsidiary as an Investment in such Unrestricted Subsidiary and such Investment is permitted under Section 6.04;

(B)          the proceeds of which shall be used by Parent to make Restricted Payments permitted by Section 6.06(a)(iv) or Section 6.06(a)(v);

(C)          the proceeds of which shall be used to pay fees and expenses related to any unsuccessful equity or debt offering permitted by this Agreement;

(D)          the proceeds of which shall be used to make payments permitted by clause (b)(iv) of this Section 6.06; and

(E)          the proceeds of which are applied to the purchase or other acquisition of all or substantially all of the property and assets or business of any Person, or of assets constituting a business unit, a line of business or division of such Person, or of all or a majority of the Equity Interests in a Person, provided that such purchase or other acquisition would have constituted a “Permitted Acquisition” or another Investment permitted to be made pursuant to Section 6.04; provided, further, that (A) such Restricted Payment shall be made concurrently with the closing of such purchase or other acquisition, (B) the recipient of such Restricted Payment shall, immediately following the closing thereof, cause (1) all property acquired (whether assets or Equity Interests) to be contributed to the Borrower or one of the Restricted Subsidiaries (other than an Excluded Subsidiary) or (2) the merger (to the extent permitted in Section 6.03) of the Person formed or acquired into the Borrower or one of the Restricted Subsidiaries (other than an Excluded Subsidiary) in order to consummate such purchase or other acquisition, (C) Parent and its Affiliates (other than the Borrower or a Restricted Subsidiary) receives no consideration or other payment from Parent, Holdings, the Borrower or any of the Restricted Subsidiaries in connection with such transaction, except to the extent Parent or a Restricted Subsidiary could have given such consideration or made such payment in compliance with Section 6.07, (D) any property received by the Borrower shall not increase the Available Amount and (E) such Investment shall be deemed to be made by the Borrower or such Restricted Subsidiary pursuant to Section 6.04(h);

(viii)      Restricted Payments by Parent or any Restricted Subsidiary in an aggregate amount not to exceed the Available Amount at such time; provided that (1) no Event of Default shall have occurred and be continuing or would result therefrom and (2) except with respect to Restricted Payments made with the Available Amount Equity Component which Restricted Payments are not subject to such Senior Secured Net Leverage Ratio test, immediately after giving effect to such Restricted Payment on a Pro Forma Basis, the Senior Secured Net Leverage Ratio is less than or equal to 2.50:1.00 for the most recently ended Test Period;

(ix)          Holdings, the Borrower and the Restricted Subsidiaries may make Restricted Payments to Parent the proceeds of which shall be used to pay the Tax liability of (or in respect of) Parent, Holdings, the Borrower or any Subsidiary to the relevant jurisdiction in respect of consolidated, combined, unitary or affiliated returns attributable to the income of the Borrower and any of the Subsidiaries; provided that Restricted Payments made pursuant to this clause (a)(ix) shall not exceed the Tax liability that Parent, Holdings, the Borrower and/or the relevant Subsidiaries (as applicable) would have incurred were such Taxes determined as if such entity(ies) were a stand-alone taxpayer or a stand-alone group; provided further that Restricted Payments under this clause (a)(ix) in respect of any Taxes attributable to the income of any Unrestricted Subsidiaries of the Borrower may be made only to the extent that such Unrestricted Subsidiaries have made cash payments for such purpose to the Borrower or any Restricted Subsidiary;

(x)           Parent and the Borrower may make Restricted Payments to the extent of the Net Proceeds received by Parent (and in the case of Restricted Payments by the Borrower, to the extent contributed to the Borrower as cash common equity) from any issuance of or contribution to Qualified Equity Interests of Parent not otherwise included in the Available Amount or otherwise applied for another purpose, so long as such Restricted Payment is made with identifiable amounts of such Net Proceeds and, with respect to any such Restricted Payments, no Event of Default shall have occurred and be continuing or would result therefrom;

(xi)          to the extent constituting Restricted Payments, Parent, Holdings, the Borrower and the Restricted Subsidiaries may enter into transactions expressly permitted by Sections 6.03 and 6.04 (other than Section 6.04(w));

(xii)         Parent or any of the Restricted Subsidiaries may (i) pay cash in lieu of fractional shares in connection with any dividend, split or combination thereof or any Permitted Acquisition and (ii) honor any non-cash conversion request by a holder of convertible Indebtedness and make cash payments in lieu of fractional shares in connection with any such conversion;

(xiii)        Restricted Payments in order to effectuate payments that at such time are permitted to be made pursuant to Section 6.07(iii), (iv), (vii) and (x);

(xiv)       the payment of dividends and distributions within sixty (60) days after the date of declaration thereof, if at the date of declaration of such payment, such payment would have complied with the other provisions of this Section 6.06;

(xv)        the payment of regularly scheduled dividends on Disqualified Equity Interests (other than the Series B Convertible Preferred Stock);

(xvi)       redemptions in whole or in part of any of its Qualified Equity Interests for another class of its Qualified Equity Interests or with proceeds from substantially concurrent equity contributions or issuances of new Qualified Equity Interests (excluding Cure Amounts, amounts included in Available Amount and amounts applied for another purpose); and

(xvii)      other Restricted Payments; provided that (1) no Event of Default shall have occurred and be continuing or would result therefrom and (2) on a Pro Forma Basis after giving effect thereto, if the Total Net Leverage Ratio is less than or equal to 2.75:1.00 for the most recently ended Test Period.

(b)           Parent, Holdings and the Borrower will not, and will not permit any other Restricted Subsidiary to, make or pay, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Junior Financing, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Junior Financing, or any other payment (including any payment under any Swap Agreement) that has a substantially similar effect to any of the foregoing, except:

(i)           payment of regularly scheduled or required interest and principal payments as, in the form of payment and when due in respect of any Indebtedness to the extent such payments in respect of any Junior Financing are permitted by the subordination provisions thereof, and the payment of regularly scheduled dividends on Disqualified Equity Interests;

(ii)          refinancings, refundings, renewals, modifications or exchanges of Indebtedness to the extent permitted by Section 6.01;

(iii)         the conversion of any Junior Financing (including Disqualified Equity Interests) to Equity Interests (other than Disqualified Equity Interests) of Parent;

(iv)         prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings prior to their scheduled maturity in an aggregate amount not to exceed the Available Amount at such time; provided that (1) no Event of Default shall have occurred and be continuing or would result therefrom and (2) except with respect to prepayments, redemptions, purchases, defeasances and other payments made with the Available Amount Equity Component, which such prepayments, redemptions, purchases, defeasances and other payments are not subject to such Senior Secured Net Leverage Ratio test, on a Pro Forma Basis after giving effect thereto, the Senior Secured Net Leverage Ratio is less than or equal to 2.50:1.00 for the most recently ended Test Period;

(v)            other prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings prior to their scheduled maturity; provided that (1) no Event of Default shall have occurred and be continuing or would result therefrom and (2) on a Pro Forma Basis after giving effect thereto, the Total Net Leverage Ratio is less than or equal to 3.80:1.00 for the most recently ended Test Period: and

(vi)           any payment permitted pursuant to Section 6.06(a).

6.07        Transactions with Affiliates. Parent, Holdings and the Borrower will not, and will not permit any Restricted Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions (other than any transactions or series of related transactions with respect to which the aggregate consideration paid, or fair market value of property Disposed of, by Parent, Holdings, the Borrower and the Restricted Subsidiaries is less than $2,500,000) with, any of its Affiliates, except (i) transactions with Parent, Holdings, the Borrower, or any Restricted Subsidiary (or an entity that becomes a Restricted Subsidiary as a result of the transaction) to the extent otherwise permitted hereunder, (ii) on terms substantially as favorable to Parent, Holdings, the Borrower, or such Restricted Subsidiary as would be obtainable by such Person at the time in a comparable arm’s-length transaction with a Person other than an Affiliate, (iii) transactions to effect the Restatement Date Transactions (including any side letter agreements related to the Restatement Date Transactions) and the payment of fees and expenses related to the Restatement Date Transactions, (iv) transactions in connection with the Investment Agreement, (v) (x) issuances of Qualified Equity Interests of Parent, (y) to the extent otherwise not prohibited by this Agreement, issuances of Equity Interests, and (z) issuances of the Series B Convertible Preferred Stock, (vi) employment agreements, severance arrangements and health, disability and similar insurance or benefit plans between Parent, Holdings, the Borrower, and the Restricted Subsidiaries and their respective officers and employees in the ordinary course of business or otherwise in connection with the Restatement Date Transactions (including loans and advances pursuant to Sections 6.04(b) and 6.04(n)), (vii) the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, directors, officers and employees of Parent, Holdings, the Borrower, and the Restricted Subsidiaries to the extent attributable to the ownership or operation of Parent, Holdings, the Borrower and the Restricted Subsidiaries, (viii) transactions pursuant to permitted agreements in existence or contemplated on the Restatement Date and set forth on Schedule 6.07 or any amendment thereto to the extent such an amendment is not adverse to the Lenders in any material respect, (ix) Restricted Payments permitted under Section 6.06, (x) transactions by Parent and its Restricted Subsidiaries permitted under an express provision of Article VI (other than Section 6.06), (xi) Investments in the Borrower’s Subsidiaries and joint ventures (to the extent any such Subsidiary is an Excluded Subsidiary or any such joint venture is only an Affiliate as a result of Investments by Parent, Holdings, the Borrower and the Restricted Subsidiaries in such Subsidiary or joint venture) to the extent otherwise permitted under Section 6.04 and (xii) transactions between Parent, Holdings, the Borrower or any Restricted Subsidiary and any Person that is an Affiliate solely due to the fact that a director of such Person is also a director of the Borrower or Parent; provided, that such director abstains from voting as a director of the Borrower or Parent, as the case may be, on any matter involving such other Person.

6.08        Restrictive Agreements. Parent, Holdings and the Borrower will not, and will not permit any Restricted Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of Parent, Holdings, the Borrower or any other Subsidiary Loan Party to create, incur or permit to exist any Lien upon any Collateral or (b) the ability of any Restricted Subsidiary that is not a Loan Party to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to any Restricted Subsidiary or to Guarantee Indebtedness of any Restricted Subsidiary; provided that the foregoing clauses (a) and (b) shall not apply to any such restrictions that (i)(x) exist on the date hereof and (to the extent not otherwise permitted by this Section 6.08) are listed on Schedule 6.08 and (y) any renewal or extension of a restriction permitted by clause (i)(x) or any agreement evidencing such restriction so long as such renewal or extension does not expand the scope of such restrictions, taken as a whole, in any material respect, (ii)(x) are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary, so long as such restrictions were not entered into solely in contemplation of such Person becoming a Restricted Subsidiary and (y) any renewal or extension of a restriction permitted by clause (ii)(x) or any agreement evidencing such restriction so long as such renewal or extension does not expand the scope of such restrictions, taken as a whole, in any material respect, (iii) represent, or are otherwise set forth in any agreement or instrument in respect of, Indebtedness that is permitted by Section 6.01 or a Lien that is permitted by Section 6.02, (iv) are customary restrictions that arise in connection with any Disposition permitted by Section 6.05 applicable pending such Disposition solely to the assets subject to such Disposition, (v) are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 6.04, (vi) are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 6.01 but solely to the extent any negative pledge relates to the property financed by or securing such Indebtedness (and excluding in any event any Indebtedness constituting any Junior Financing), (vii) are imposed by Requirements of Law, (viii) are customary restrictions contained in leases, subleases, or licenses otherwise permitted hereby so long as such restrictions relate only to the assets subject thereto, (ix) are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of Parent, Holdings, the Borrower or any Restricted Subsidiary, (x) are customary provisions restricting assignment of any license, lease or other agreement entered into in the ordinary course of business and otherwise permitted hereunder, (xi) are restrictions on cash (or Permitted Investments) or deposits imposed by customers under contracts entered into in the ordinary course of business (or otherwise constituting Permitted Encumbrances or other Liens permitted under Section 6.02 on such cash or Permitted Investments or deposits) or (xii) are customary net worth provisions contained in real property leases or licenses of intellectual property entered into by the Borrower or any Restricted Subsidiary, so long as the Borrower has determined in good faith that such net worth provisions could not reasonably be expected to impair the ability of the Loan Parties and their subsidiaries to meet their ongoing obligations.

6.09        Amendment of Junior Financing and Organizational Documents. Parent, Holdings and Borrower will not, and will not permit any Restricted Subsidiary to, amend, modify, waive, terminate or release (x) the documentation governing any Junior Financing (other than the Series B Convertible Preferred Stock) unless permitted pursuant to the applicable Intercreditor Agreement or any subordination provisions applicable thereto, (y) any Organizational Document, in each case, if the effect of such amendment, modification, waiver, termination or release is materially adverse to the Lenders or (z) the documentation governing the Series B- Convertible Preferred Stock if the effect of such amendment, modification, waiver, termination or release is materially adverse to the Lenders.

6.10        Senior Secured Net Leverage Ratio. Solely with respect to the Revolving Facility and as of the last day of any fiscal quarter (commencing with the fiscal quarter ending September 30, 2020), Parent will not permit the Senior Secured Net Leverage Ratio to exceed the ratio set forth below applicable to such fiscal quarter; provided, that the provisions of this Section 6.10 shall not apply if no Revolving Exposure is outstanding as of the last day of such fiscal quarter other than (x) LC Exposures equal to or less than $5,000,000 in the aggregate (y) Letters of Credit that have been cash collateralized or back-stopped by a letter of credit reasonably satisfactory to the applicable Issuing Bank, or (z) for the first four fiscal quarters after the Restatement Date, an amount drawn on the Restatement Date to pay any fees, including any upfront or similar fees or original issue discount:

Period During Which the Fiscal Quarter Is Ending	Senior Secured Net Leverage Ratio
September 30, 2020 to December 31, 2020	5.25:1.00
March 31, 2021 to December 31, 2021	5.00:1.00
March 31, 2022 and thereafter	4.75:1.00

6.11        Changes in Fiscal Periods. None of Parent, Holdings or the Borrower will make any change in fiscal year; provided, however, that Parent, Holdings and the Borrower may, upon written notice to the Administrative Agent, change its fiscal year to any other fiscal year reasonably acceptable to the Administrative Agent, in which case, Parent, Holdings, the Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement and the other Loan Documents that are necessary to reflect such change in fiscal year.

6.12        PPP Loans. The Loan Parties will not, and will not permit any of their Restricted Subsidiaries to, voluntarily prepay, redeem, repurchase or otherwise acquire for value any PPP Loans prior to the final stated maturity thereof, except for any such prepayments within any safe harbor at any time disclosed by any applicable Governmental Authority.

6.13        Maximum Capital Expenditures.

(a)            The Loan Parties and their Restricted Subsidiaries on a consolidated basis shall not make Capital Expenditures in an aggregate amount in excess of (i) during the period from the Restatement Date through and including December 31, 2020, $7,500,000 and (ii) during any fiscal year of Parent thereafter, $15,000,000; provided that, Capital Expenditures financed with the Available Amount and the Net Proceeds from any issuance or sale of Qualified Equity Interests of Parent, Holdings, the Borrower or any of the Restricted Subsidiaries shall be excluded for purposes of measuring compliance with this Section 6.13.

(b)            If the Loan Parties and their Restricted Subsidiaries do not utilize the entire amount of Capital Expenditures permitted in any fiscal year, the Loan Parties and their Subsidiaries may carry forward to the immediately succeeding fiscal year only, 100% of such unutilized amount; provided that, no amounts carried forward into a subsequent fiscal year may be used until all Capital Expenditures permitted pursuant to clause (a) above for such subsequent fiscal year are first used in full.

(c)            For any fiscal year, if the Loan Parties and their Restricted Subsidiaries utilize the entire amount of Capital Expenditures that would otherwise be permitted in such fiscal year pursuant to this Section 6.13 (including as a result of the application of clause (b); such amount, the “CapEx Base Amount”), such CapEx Base Amount may be increased by an amount not to exceed 100% of the amount of Capital Expenditures that would otherwise be permitted in the immediately succeeding fiscal year (the “CapEx Pull-Forward Amount”); provided that, the Cap-Ex Pull Forward Amount in respect of any such fiscal year shall reduce, on a dollar-for-dollar basis, the amount of Capital Expenditures that would otherwise have been permitted to be made in the immediately succeeding fiscal year.

Section 7.     Events of Default

7.01        Events of Default. If any of the following events (any such event, an “Event of Default”) shall occur:

(a)            any Loan Party shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b)            any Loan Party shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in paragraph (a) of this Section 7.01) payable under any Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five (5) Business Days;

(c)            any representation, warranty, identification or statement of fact made or deemed made by or on behalf of Parent, Holdings, the Borrower or any of the Restricted Subsidiaries in any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made, and remains uncorrected for a period of fifteen (15) Business Days;

(d)            (i) Parent, Holdings, the Borrower or any of the Restricted Subsidiaries shall fail to observe or perform any covenant, condition or agreement contained in (x) Section 5.02(a)(i) with respect to the written notice of the occurrence of any Default or (y) Section 5.16 (other than subsection (b)(ii)), and such Default or failure shall continue unremedied for a period of ten (10) days after any Responsible Officer of Parent, Holdings or the Borrower obtains actual knowledge of the occurrence of such Default or failure or (ii) Parent, Holdings, the Borrower or any of the Restricted Subsidiaries shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a)(ii), 5.04 (with respect to the existence of Parent, Holdings or the Borrower), 5.10 (solely with respect to the use of proceeds in violation of Sanctions), 5.15, 5.16(b)(ii) or in Article VI; provided, that any Event of Default under Section 6.10 shall not constitute an Event of Default with respect to the Term Loans and the Term Loans may not be accelerated as a result thereof until the date on which the Revolving Loans (if any) have been accelerated and the Revolving Commitments have been terminated; provided, further that that any Event of Default under Section 6.10 is subject to cure as provided in Section 7.02;

(e)            Parent, Holdings, the Borrower or any of the Restricted Subsidiaries shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in paragraph (a), (b), (c) or (d) of this Section 7.01), and such failure shall continue unremedied for a period of thirty (30) days after receipt of written notice thereof from the Administrative Agent or the Required Lenders to the Borrower;

(f)            [reserved];

(g)            the failure to make any payment beyond the applicable grace period with respect thereto, if any (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) in respect of any Material Indebtedness or any other event or condition occurs or exists that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with all applicable grace periods having expired) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this paragraph (g) shall not apply to (i) secured Indebtedness that becomes due as a result of the sale, transfer or other disposition (including as a result of a casualty or condemnation event) of the property or assets securing such Indebtedness (to the extent such sale, transfer or other disposition is not prohibited under this Agreement), (ii) any Indebtedness that becomes due as a result of a Refinancing thereof permitted under Section 6.01 or (iii) any Indebtedness which is convertible into Qualified Equity Interests and converts to Qualified Equity Interests in accordance with its terms and such conversion is not prohibited hereunder.

(h)            an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, court protection, reorganization or other relief in respect of Parent, Holdings, the Borrower or any Material Subsidiary or its debts, or of a material part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, examiner, sequestrator, conservator or similar official for Holdings, the Borrower or any Material Subsidiary or for a material part of the assets of such Persons taken as a whole, and, in any such case, such proceeding or petition shall continue undismissed or unstayed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered;

(i)             Parent, Holdings, the Borrower or any other Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, court protection, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in paragraph (h) of this Section 7.01, (iii) apply for or consent to the appointment of a receiver, trustee, examiner, custodian, sequestrator, conservator or similar official for Parent, Holdings, the Borrower or any Material Subsidiary or for a material part of the assets of such Persons taken as a whole, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding or (v) make a general assignment for the benefit of creditors;

(j)             one or more final judgments for the payment of money in an aggregate amount in excess of $25,000,000 (to the extent not covered by insurance or an indemnity as to which the insurer or the indemnitee has been notified of such judgment or order and has not denied coverage) shall be rendered against Parent, Holdings, the Borrower or any of the Restricted Subsidiaries or any combination thereof and the same shall remain undischarged for a period of sixty (60) consecutive days during which execution shall not be effectively stayed;

(k)            (i) an ERISA Event occurs that has resulted in liability of a Loan Party in an aggregate amount in excess of $25,000,000, or (ii) a Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $25,000,000;

(l)             (x) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted in writing by any Loan Party not to be, a valid and (to the extent such Lien is required to be perfected pursuant to the applicable Security Document) perfected Lien on any material portion of the Collateral, with the priority (subject to Permitted Liens) required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under or consented to under the Loan Documents, (ii) solely as a result of the Collateral Agent’s failure to (A) maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Security Documents or (B) file Uniform Commercial Code amendment or continuation financing statements, (iii) as to Collateral consisting of Material Real Property to the extent that such losses are covered by a lender’s title insurance policy or (iv) as a result of acts or omissions of the Administrative Agent or any Lender which do not arise from a breach by a Loan Party of its obligations under the Loan Documents or (y)  the Secured Obligations shall cease to constitute first priority Indebtedness under the Intercreditor Agreement or, in any case, such intercreditor provisions shall be invalidated or otherwise cease to be legal, valid and binding obligations of the parties thereto, enforceable in accordance with their terms;

(m)           any material provision of any Loan Document or any Guarantee of the Loan Document Obligations shall for any reason not be, or be asserted in writing by any Loan Party not to be, a legal, valid and binding obligation of any Loan Party thereto other than as expressly permitted hereunder or thereunder;

(n)            any of the Guarantees of the Loan Document Obligations by any Loan Party pursuant to the Guarantee Agreement shall cease to be in full force and effect (in each case, other than in accordance with the terms of the Loan Documents or as a result of the Administrative Agent’s action or inaction within its control); or

(o)            a Change in Control shall occur;

then, and in every such event (other than an event with respect to Parent, Holdings or the Borrower described in paragraph (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to Parent, Holdings or the Borrower described in paragraph (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, (iii) require that the Borrower deposit cash or cash equivalents with the Collateral Agent to be held as security by the Collateral Agent in an amount equal to the stated amount of all Letters of Credit outstanding at such time and (iv) exercise any and all rights and remedies available to it under the Loan Documents and applicable law. Notwithstanding anything herein to the contrary, the enforcement of any remedies pursuant to this Section 7.01 shall be subject to Section 4.02 of the Collateral Agreement.

7.02        Right to Cure. (a) Notwithstanding anything to the contrary contained in Section 7.01, in the event that Parent, Holdings, the Borrower and the Restricted Subsidiaries fail to comply with the requirements of the Financial Performance Covenant as of the last day of any fiscal quarter of Parent, at any time after the beginning of such fiscal quarter until the expiration of the fifteenth Business Day subsequent to the date on which a Compliance Certificate with respect to such fiscal quarter (or the fiscal year ended on the last day of such fiscal quarter) is required to be delivered in accordance with Section 5.01(c) the “Cure Right Expiration Date”), Parent shall have the right to issue Qualified Equity Interests for cash or otherwise receive cash contributions to the capital of Parent as cash common equity or other Qualified Equity Interests (which Parent shall contribute to the Borrower as cash common equity) (collectively, the “Cure Right”), and upon the receipt by the Borrower of the Net Proceeds of such issuance (the “Cure Amount”) pursuant to the exercise by Parent of such Cure Right the applicable Financial Performance Covenant shall be recalculated giving effect to the following pro forma adjustment:

(i)             Consolidated EBITDA shall be increased with respect to such applicable fiscal quarter and any four (4) fiscal quarter period that contains such fiscal quarter, solely for the purpose of measuring the Financial Performance Covenant and not for any other purpose under this Agreement, by an amount equal to the Cure Amount; and

(ii)            if, after giving effect to the foregoing pro forma adjustment (without giving effect to any repayment of any Indebtedness with any portion of the Cure Amount or any portion of the Cure Amount on the balance sheet of Parent, Holdings, the Borrower and the Restricted Subsidiaries, in each case, with respect to such fiscal quarter only), Parent, Holdings, the Borrower and the Restricted Subsidiaries shall then be in compliance with the requirements of the Financial Performance Covenant, Parent, Holdings, the Borrower and the Restricted Subsidiaries shall be deemed to have satisfied the requirements of the Financial Performance Covenant as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of the Financial Performance Covenant that had occurred shall be deemed cured for the purposes of this Agreement;

provided that the Borrower shall have notified the Administrative Agent of the exercise of such Cure Right within five (5) Business Days of the issuance of the relevant Qualified Equity Interests for cash or the receipt of the cash contributions by Parent.

(b)            Notwithstanding anything herein to the contrary, (i) in each four (4) consecutive fiscal quarter period of Parent there shall be at least two (2) fiscal quarters in which the Cure Right is not exercised, (ii) since the Restatement Date, the Cure Right shall not be exercised more than five times and (iii) for purposes of this Section 7.02, the Cure Amount shall be no greater than the amount required for purposes of complying with the Financial Performance Covenant and any amounts in excess thereof shall not be deemed to be a Cure Amount. Notwithstanding any other provision in this Agreement to the contrary, the Cure Amount received pursuant to any exercise of the Cure Right shall be disregarded for purposes of determining any available basket under Article VI of this Agreement or the amount of any commitment fee pursuant to Section 2.12(a), the amount of any interest pursuant to Section 2.13 or any other financial-ratio based conditions other than compliance with the Financial Performance Covenant and there shall be no pro forma reduction in indebtedness with the proceeds of any Cure Amount for purposes of determining compliance with the Financial Performance Covenant. For the avoidance of doubt, no Lender shall be required to make any extension of credit and no Issuing Bank shall be required to issue, amend, extend the expiry of, or increase the amount of, any Letters of Credit during the ten (10) Business Day period referred to in clause (a) above unless the Borrower has received the proceeds of such Cure Amount.

(c)            Notwithstanding anything herein to the contrary, in the event that Parent, Holdings, the Borrower and the Restricted Subsidiaries fail to comply with the requirements of the Financial Performance Covenant as of the last day of any fiscal quarter of Parent, Holdings, the Borrower shall have the right to deliver, at any time prior to the Cure Right Expiration Date, written notice to the Administrative Agent of its intent to exercise the Cure Right in respect of such fiscal quarter and, upon receipt by the Administrative Agent of such written notice, neither the Administrative Agent nor the Lenders shall be permitted to accelerate Loans held by them, terminate the Commitments, exercise remedies against the Collateral or otherwise exercise any other remedies hereunder on the basis of a failure to comply with the requirements of the Financial Performance Covenant, unless such failure is not cured pursuant to the exercise of the Cure Right on or prior to the Cure Right Expiration Date (or such earlier date as the Borrower confirms in writing that the Cure Amount will not be received).

7.03        Application of Funds. After the exercise of remedies provided for in Section 7.01 (or after the Loans have automatically become immediately due and payable and the LC Exposure has been required to be Cash Collateralized as set forth herein), any amounts received on account of the Secured Obligations shall be applied by the Administrative Agent in accordance with Section 4.02 of the Collateral Agreement.

Section 8.     Administrative Agent

8.01        Appointment and Authority. (a) Each of the Lenders, the Swingline Lender and the Issuing Banks hereby irrevocably appoints Bank of Montreal to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders, the Swingline Lender, and the Issuing Banks, and no Loan Party shall have rights as a third party beneficiary of, or any obligations under, any of such provisions except for its consent rights set forth in Section 8.06.

(b)            The Administrative Agent shall also act as the “Collateral Agent” under the Loan Documents, and each of the Lenders, the Swingline Lender and the Issuing Banks hereby irrevocably appoints and authorizes the Collateral Agent to act as the agent of such Lender and Issuing Bank for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, Collateral Agent and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 8.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article VIII and Article IX (including Section 9.03 as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. Without limiting the generality of the foregoing, the Lenders hereby expressly authorize the Administrative Agent to (i) execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Security Documents and acknowledge and agree that any such action by any Agent shall bind the Lenders and (ii) negotiate, enforce or settle any claim, action or proceeding affecting the Lenders in their capacity as such, at the direction of the Required Lenders, which negotiation, enforcement or settlement will be binding upon each Lender.

8.02        Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender or an Issuing Bank as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender”, “Lenders” or “Issuing Bank” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or the Issuing Banks.

8.03        Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent:

(a)            shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing;

(b)            shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law;

(c)            shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity;

(d)            shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 9.02 and in the last paragraph of Section 7.01) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment; provided that the Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until written notice describing such Default or Event of Default is given to the Administrative Agent by the Borrower, a Lender or an Issuing Bank;

(e)            shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Security Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent; and

(f)             shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor the Disqualified Lenders List or identities of, or enforce, compliance with the provisions hereof related to Disqualified Lenders. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective lender or participant is a Disqualified Lender or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Lender.

Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Administrative Agent to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to any anti-terrorism law, including any programs involving any of the following items relating to or in connection with the Loan Parties or their respective Subsidiaries, any of their respective Affiliates or agents, the Loan Documents or the transactions hereunder, (a) any identity verification procedures, (b) any record keeping, (c) any comparisons with government lists, (d) any customer notices or (e) any other procedures required under any anti-terrorism law.

Each Party to this Agreement acknowledges and agrees that the Administrative Agent may from time to time use one or more outside service providers for the tracking of all UCC financing statements (and/or other collateral related filings and registrations from time to time) required to be filed or recorded pursuant to the Loan Documents and the notification to the Administrative Agent, of, among other things, the upcoming lapse or expiration thereof, and that each of such service providers will be deemed to be acting at the request and on behalf of Borrower and the other Loan Parties. The Administrative Agent shall not be liable for any action taken or not taken by any such service provider. Neither the Administrative Agent nor any of its officers, partners, directors, employees or agents shall be liable to the Lenders for any action taken or omitted by the Administrative Agent under or in connection with any of the Loan Documents.

8.04        Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or such Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or such Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

8.05        Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

8.06        Resignation of Administrative Agent. The Administrative Agent may resign at any time upon ten (10) days’ notice to the Lenders, the Issuing Banks and the Borrower, subject to the appointment of a successor administrative agent in accordance with this Section 8.06. If an Agent-Related Distress Event occurs, the Administrative Agent may be removed as the Administrative Agent hereunder at the request of the Borrower or the Required Lenders upon ten (10) days’ notice to the Administrative Agent, subject to the appointment of a successor administrative agent in accordance with this Section 8.06. Upon receipt of any such notice of resignation or upon any such removal, the Required Lenders shall have the right, with the Borrower’s consent (such consent not to be unreasonably withheld or delayed) (provided that no consent of the Borrower shall be required if a Specified Event of Default has occurred and is continuing), to appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation or the Administrative Agent receives notice of such removal, then the Administrative Agent may on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent, which shall be an Approved Bank with an office in the United States, or any Affiliate of any such Approved Bank; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation or removal, as applicable, shall nonetheless become effective in accordance with such notice and (a) the Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Banks under any of the Loan Documents, the retiring Administrative Agent may in its discretion continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the Issuing Banks directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section 8.06. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) or removed Administrative Agent, and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 8.06). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent.

Any resignation by or removal of Bank of Montreal as Administrative Agent pursuant to this Section 8.06 shall also constitute its resignation as Issuing Bank and Swingline Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank and Swingline Lender shall be discharged from all their respective duties and obligations hereunder or under the other Loan Documents, and (ii) the successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring Issuing Bank with respect to such Letters of Credit.

8.07        Non-Reliance on Administrative Agent and Other Lenders. Each Lender and Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

8.08        No Other Duties, Etc. Anything herein to the contrary notwithstanding, neither the Lead Arrangers nor any person named on the cover page hereof as a Bookrunner or Co-Syndication Agent shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an Issuing Bank hereunder.

8.09        Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or outstanding Letter of Credit shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)            to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Letters of Credit outstanding and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Banks and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Banks and the Administrative Agent under Sections 2.12 and 9.03) allowed in such judicial proceeding; and

(b)            to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and Issuing Bank to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders, the Swingline Lender and the Issuing Banks, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.12 and 9.03.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Secured Obligations or the rights of any Lender or Issuing Bank to authorize the Administrative Agent to vote in respect of the claim of any Lender or Issuing Bank or in any such proceeding.

8.10        No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender, any Issuing Bank or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent (including in its capacity as Collateral Agent) in accordance with Article VII for the benefit of all the Lenders and the Issuing Banks; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the Issuing Banks or the Swingline Lender from exercising the rights and remedies that inure to their benefit hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 9.08 (subject to the terms of Section 2.18), or (d) any Lender from filing proofs of claim or voting such claims or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law (it being understood that Affiliated Lenders shall remain subject to the restrictions set forth in Section 9.04(f)(v)); and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Article VII and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.18, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

To the extent required by any applicable law, the Administrative Agent may deduct or withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If the IRS or any other authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including, without limitation, because the appropriate form was not delivered or not property executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective, or for any other reason), such Lender shall indemnify and hold harmless the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by the Borrower pursuant to Section 2.17 and without limiting any obligation of the Borrower to do so pursuant to such Sections) fully for all amounts paid, directly or indirectly, by the Administrative Agent as Taxes or otherwise, together with all expenses incurred, including legal expenses and any other out-of-pocket expenses, whether or not such Tax was correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this Article VIII. The agreements in this Article VIII shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of this Agreement and the repayment, satisfaction or discharge of all other obligations. For the avoidance of doubt, the term “Lender” in this Article VIII shall include each Issuing Bank and Swingline Lender.

8.11        Certain ERISA Matters.

(a)            Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of each Agent and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i)             such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,

(ii)            the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii)           (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv)           such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)            In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto).

Section 9.     Miscellaneous

9.01        Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax or other electronic transmission, as follows:

(i)              if to Parent, Holdings, the Borrower, the Administrative Agent, or Bank of Montreal, in its capacity as Issuing Bank or Swingline Lender, to the address, fax number, e-mail address or telephone number specified for such Person on Schedule 9.01; and

(ii)             if to any other Lender or Issuing Bank, to it at its address (or fax number, telephone number or e-mail address) set forth in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrower).

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).

(b)            Electronic Communications. Notices and other communications to the Lenders and Issuing Banks hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures reasonably approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender or Issuing Bank pursuant to Article II if such Lender or Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c)            The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to Holdings, the Borrower, any Lender, any Issuing Bank or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to Parent, Holdings, the Borrower, any Lender, any Issuing Bank or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d)            Change of Address, Etc. Each of Parent, Holdings, the Borrower, the Administrative Agent, the Swingline Lender and each Issuing Bank may change its address, electronic mail address, fax or telephone number for notices and other communications or website hereunder by notice to the other parties hereto. Each other Lender may change its address, fax or telephone number for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. In addition, each Lender, each Swingline Lender and each Issuing Bank agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, fax number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.

(e)            Reliance by Administrative Agent, Issuing Bank and Lenders. The Administrative Agent, the Issuing Banks, the Swingline Lender and the Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, each Issuing Bank, the Swingline Lender, each Lender and the Related Parties from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower in the absence of gross negligence, bad faith or willful misconduct as determined in a final and non-appealable judgment by a court of competent jurisdiction. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent and each of the parties hereto hereby consents to such recording.

9.02        Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender in exercising any right or power under this Agreement or any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent, the Issuing Banks, the Swingline Lender and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 9.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance, amendment, renewal or extension of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, the Collateral Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time. No notice or demand on the Borrower or Holdings in any case shall entitle the Borrower or Holdings to any other or further notice or demand in similar or other circumstances.

(b)           Except as provided in Section 2.20 with respect to any Revolving Commitment Increase or Incremental Term Facility Amendment or Section 2.21 with respect to any Refinancing Amendment, neither this Agreement, any Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by Parent, Holdings, the Borrower and the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) (other than with respect to any amendment or waiver contemplated in Section 9.02(b)(i) through (ix) below which shall only require the consent of the Lenders expressly set forth therein and not the Required Lenders) or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case, with the consent of the Required Lenders, provided that no such agreement shall:

(i)            increase the Commitment of any Lender without the written consent of such Lender (it being understood that a waiver of any condition precedent set forth in Section 4.02 or the waiver of any Default, mandatory prepayment or mandatory reduction of the Commitments shall not constitute an extension or increase of any Commitment of any Lender);

(ii)            reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees or other amounts payable hereunder, without the written consent of each Lender directly and adversely affected thereby (it being understood that any change to the definition of Senior Secured Net Leverage Ratio, Total Net Leverage Ratio or, in each case, in the component definitions thereof shall not constitute a reduction of interest or fees), provided that only the consent of the Required Lenders shall be necessary to waive Default or Event of Default or any obligation of the Borrower to pay default interest pursuant to Section 2.13(c) or to consent to any amendment which has any such effect;

(iii)           postpone the scheduled maturity of any Loan, or the date of any scheduled amortization payment of the principal amount of any Term Loan under Section 2.10 or the applicable Refinancing Amendment, or the reimbursement date with respect to any LC Disbursement, or any date for the payment of any interest or fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly and adversely affected thereby (it being understood that the waiver of (or amendment to the terms of) (i) any mandatory prepayment of the Loans or any obligations of the Borrower to pay default interest pursuant to Section 2.13(c), any mandatory prepayment or mandatory reduction of any Commitments or (ii) any Default or Event of Default, in each case, shall not constitute such a postponement of any date scheduled for the payment of principal or interest and it further being understood that any change to the definition of “Total Net Leverage Ratio” of the component definitions thereof shall not constitute a postponement of such scheduled payment);

(iv)          (A) change Sections 2.10(e), 2.18(a), 2.18(b) or (c) hereof in a manner that would alter the pro rata sharing of payments required thereby, or (B) change Section 2.11(e) hereof, Section 7.03 hereof or Section 4.02 of the Collateral Agreement in a manner that would alter the manner in which payments or prepayments of principal, interest or other amounts shall be applied as among the Lenders or Classes or Types of Loans, in each case, without the written consent of each Lender directly and adversely affected thereby ;

(v)           change any of the provisions of this Section 9.02 without the written consent of each Lender directly and adversely affected thereby;

(vi)          change the percentage set forth in the definition of “Required Lenders”, “Required Revolving Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be);

(vii)         release all or substantially all of the value of the Guarantees under the Guarantee Agreement (except as expressly provided for in the Guarantee Agreement) without the written consent of each Lender;

(viii)        release all or substantially all the Collateral from the Liens of the Security Documents (except as expressly provided for in the Security Documents), without the written consent of each Lender; or

(ix)          except with respect to any Incremental Term Facility Amendment relating to a condition precedent for an Incremental Term Loan, modify or waive the provisions of Section 4.02 without the written consent of the Required Revolving Lenders;

provided  further that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Swingline Lender or any Issuing Bank without the prior written consent of the Administrative Agent, such Swingline Lender or such Issuing Bank, as the case may be and (B) the exercise of rights and remedies in respect of the Collateral shall be subject to the provisions of Section 4.02 of the Collateral Agreement.

Notwithstanding anything to the contrary contained in this Section 9.02 or otherwise in this Agreement or any other Loan Document, (i) this Agreement and any other Loan Document may be amended, supplemented or otherwise modified to effect the provisions of Sections 2.20 and 2.21 with the consent of the Administrative Agent and the Borrower without the need to obtain the consent of any Lender or Issuing Bank, (ii) this Agreement and any other Loan Document may be amended, supplemented or otherwise modified, or any provision thereof waived, with the consent of the Administrative Agent and the Borrower without the need to obtain the consent of any Lender or Issuing Bank, if such amendment, supplement, modification or waiver is delivered in order to (A) cure ambiguities, omissions, mistakes or defects, (B) cause any Security Document to be consistent with this Agreement and the other Loan Documents, (C) add terms that are more favorable to the Lenders (as reasonably determined by the Administrative Agent and the Borrower) and (D) amend to the extent necessary to create a fungible Class of Term Loans (as reasonably determined by the Administrative Agent and the Borrower) and (iii) without the consent of any Lender or Issuing Bank, the Borrower and the Administrative Agent or any other collateral agent may enter into any amendment, supplement, waiver or modification of any Loan Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest of the Secured Parties in any Collateral or additional property to become Collateral for the benefit of the Secured Parties or as required by local law to give effect to, or protect any security interests for the benefit of the Secured Parties, in any property or so that the security interests therein comply with applicable law or this Agreement or, in each case, to otherwise enhance the rights or benefits of any Lender under any Loan Document. The Administrative Agent shall make available to the Lenders copies of each amendment or other modification to the Loan Documents.

Notwithstanding the foregoing, only the Required Revolving Lenders shall have the ability to waive, amend, supplement or modify (x) the covenant set forth in Section 6.10 (or the defined terms to the extent used therein but not as used in any other Section of this Agreement), Section 7.01 (solely as it relates to Section 6.10) or Section 7.02 or (y) any condition precedent set forth in Section 4.02.

(c)           In connection with any proposed amendment, modification, waiver or termination (a “Proposed Change”) requiring the consent of all Lenders or all directly and adversely affected Lenders, if the consent of the Required Lenders (and, to the extent any Proposed Change requires the consent of Lenders holding Loans of any Class, the consent of a Majority in Interest of the outstanding Loans and unused Commitments of such Class) to such Proposed Change is obtained, but the consent to such Proposed Change of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in paragraph (b) of this Section 9.02 being referred to as a “Non-Consenting Lender”), then, so long as the Lender that is acting as Administrative Agent is not a Non-Consenting Lender, the Borrower may, at its sole expense and effort, upon notice to such Non-Consenting Lender and the Administrative Agent, either (i) require such Non-Consenting Lender (unless prohibited under applicable law) to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement (or in respect of any applicable Class of Loans or Commitments only, in the case of any proposed amendment, modification, waiver or termination requiring the consent of all directly and adversely affected Lenders) to an Eligible Assignee that shall assume such obligations (which Eligible Assignee may be another Lender, if a Lender accepts such assignment) or (ii) so long as no Specified Event of Default would result therefrom, repay the Loans and terminate the Commitments held by any such Non-Consenting Lender notwithstanding anything to the contrary herein on a non-pro rata basis, provided that (a) the Borrower shall have received the prior written consent of the Administrative Agent to the extent such consent would be required under Section 9.04(b) for an assignment of Loans or Commitments, as applicable (and, if a Revolving Commitment is being assigned, each Issuing Bank and Swingline Lender), which consent shall not unreasonably be withheld, (b) such Non-Consenting Lender shall have received payment of an amount equal to the outstanding par principal amount of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder (or all such amounts in respect of any applicable Class of Loans or Commitments only, in the case of any proposed amendment, modification, waiver or termination requiring the consent of all directly and adversely affected Lenders) from (i) in the case of assignment to an Eligible Assignee, the Eligible Assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts including pursuant to Section 2.11(k)) or (ii) in the case of repayment and termination of the applicable Obligations, from the Borrower and (c) unless waived, the Borrower or such Eligible Assignee shall have paid to the Administrative Agent the processing and recordation fee specified in Section 9.04(b).

(d)           Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, the Revolving Commitments, Term Loans and Revolving Exposure of any Lender that is at the time a Defaulting Lender shall not have any voting or approval rights under the Loan Documents and shall be excluded in determining whether all Lenders (or all Lenders of a Class), all affected Lenders (or all affected Lenders of a Class), a Majority in Interest of Lenders of any Class or the Required Lenders or Required Revolving Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to this Section 9.02); provided that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.

9.03        Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable and documented or invoiced (in reasonable detail) out-of-pocket costs and expenses incurred by the Administrative Agent, the Collateral Agent, the Lead Arrangers, the Co-Syndication Agents, the Lenders, the Swingline Lender and each Issuing Bank (including, without limitation, the reasonable and documented (in reasonable detail) fees, charges and disbursements of one counsel for all such Persons, taken as a whole, selected by the Administrative Agent and to the extent reasonably deemed necessary by the Administrative Agent, one local counsel in each relevant jurisdiction and, in the case of an actual or perceived conflict of interest (as reasonably determined by the Administrative Agent, Co-Syndication Agents, Issuing Bank, Swingline Lender, Lenders or Lead Arrangers subject to such conflict), one additional counsel to each group of affected persons similarly situated taken as a whole), in connection with (A) the enforcement or protection of any rights or remedies in the Loan Documents (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Laws) and the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket costs and expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit and/or (B) documentary taxes associated with the credit facilities provided for herein, and (ii) all reasonable and documented or invoiced out-of-pocket costs and expenses incurred by the Administrative Agent (including the reasonable fees, charges and disbursements of counsel(s) provided for in the foregoing clause (i)) in connection with the preparation, execution, delivery and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not such amendments, modifications or waivers are approved by the Lenders).

(b)          The Borrower shall indemnify the Administrative Agent, the Collateral Agent, each Issuing Bank, the Swingline Lender, each Lender, the Lead Arrangers, the Co-Syndication Agents and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitees harmless from, any and all losses, claims, damages, liabilities and reasonable and documented or invoiced out-of-pocket fees and expenses (including, without limitation, reasonable and documented or invoiced out-of-pocket fees and expenses of any one counsel for all Indemnitees taken as a whole, selected by the Administrative Agent and to the extent reasonably deemed necessary by the Administrative Agent, one local counsel in each relevant jurisdiction and, in the case of an actual or perceived conflict of interest (as reasonably determined by the Administrative Agent, the Collateral Agent, Co-Syndication Agents, Issuing Bank, Swingline Lender, Lenders or Lead Arrangers subject to such conflict), one additional counsel, with prior notice to the Borrower, to each group of affected persons similarly situated taken as a whole), incurred by or asserted against any Indemnitee by any third party or by the Borrower, Parent, Holdings or any Subsidiary arising out of any claims, actions, suits, inquiries, litigation, investigation or proceeding in connection with, or as a result of (i) the execution or delivery of this Agreement, any Loan Document or any other agreement, letter or instrument contemplated hereby or thereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Restatement Date Transactions or any other transactions contemplated thereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), or (iii) to the extent in any way arising from or relating to any of the foregoing, any actual or alleged presence or Release of Hazardous Materials on, at, to or from any Mortgaged Property or any other property currently or formerly owned or operated by Parent, Holdings, the Borrower or any Subsidiary, or any other Environmental Liability related in any way to Parent, Holdings, the Borrower or any Subsidiary, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower, Parent, Holdings or any Subsidiary and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities, costs or related expenses (x) resulted from the gross negligence, bad faith, or willful misconduct of such Indemnitee or its Related Parties (as determined by a court of competent jurisdiction in a final and non-appealable judgment), (y) arising from a material breach of the Loan Documents by such Indemnitee or its Related Parties (as determined by a court of competent jurisdiction in a final and non-appealable judgment) or (z) arising from claims, actions, suits, inquiries, litigation, investigation or proceeding between or among Indemnitees that do not involve an act or omission by Parent, Holdings, the Borrower or any Subsidiary (provided that the Administrative Agent, the Collateral Agent, the Lead Arrangers, Swingline Lender and/or Issuing Bank shall be indemnified in their capacities as such notwithstanding this clause (z)). For the avoidance of doubt, this paragraph (b) shall not apply with respect to Taxes that are imposed with respect to any payments of any obligation of any Loan Party under any Loan Document, which shall be governed solely by Section 2.17, or with respect to Other Taxes, which are the subject of, and which shall be governed by, Section 2.17.

(c)           To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or any Issuing Bank under paragraph (a) or (b) of this Section 9.03, each Lender (or, in the case of a payment to an Issuing Bank or the Swingline Lender, each Revolving Lender) severally agrees to pay to the Administrative Agent or such Issuing Bank or Swingline Lender, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or such Issuing Bank or Swingline Lender in its capacity as such. For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its share of the aggregate Revolving Exposures, outstanding Term Loans and Incremental Term Loans and unused Commitments at such time (or, in the case of a payment to an Issuing Bank or Swingline Lender, its share of the aggregate Revolving Exposures only). The obligations of the Lenders under this paragraph (c) are subject to the last sentence of Section 2.02(a) (which shall apply mutatis mutandis to the Lenders’ obligations under this paragraph (c)).

(d)          To the extent permitted by applicable law, none of Parent, Holdings or the Borrower shall assert, and each hereby waives, any claim against any Indemnitee (i) for any direct or actual damages arising from the use by unintended recipients of information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems (including the Internet) in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such direct or actual damages are determined by a court of competent jurisdiction by final, non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of, or a material breach of the Loan Documents by, such Indemnitee or its Related Parties or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Restatement Date Transactions, any Loan or Letter of Credit or the use of the proceeds thereof. In addition, no Loan Party shall be liable to an Indemnitee for any indirect, special, consequential or punitive damages except any such damages incurred or paid by an Indemnitee to a third party.

(e)          All amounts due under this Section 9.03 shall be payable not later than ten (10) Business Days after written demand therefor; provided, however, that any Indemnitee shall promptly refund an indemnification payment received hereunder to the extent that there is a final judicial determination that such Indemnitee was not entitled to indemnification with respect to such payment pursuant to this Section 9.03.

9.04        Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate or designee of the Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void), (ii) so long as the list of Disqualified Lenders is made available to any requesting Lender or potential assignee, no assignment shall be made to any Disqualified Lender, any Defaulting Lender or any of its Affiliates, or any Persons who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (ii) and (iii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 9.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate or designee of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section 9.04), the Indemnitees and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, each Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. For the avoidance of doubt, the Administrative Agent shall have no obligation with respect to, and shall bear no responsibility or liability for, the monitoring or enforcing of the list of Persons who are Disqualified Lenders (or any provisions relating thereto) at any time. In connection with any such assignment, upon the request of any Lender or at the request of any potential assignee, the Administrative Agent shall make available to such Lender or potential assignee the list of Disqualified Lenders at the relevant time and such Lender may provide the list to any potential assignee for the purpose of verifying whether such Person is a Disqualified Lender.

(b)           Subject to the conditions set forth in paragraphs (b)(ii),(f) and (g) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent (except with respect to assignments to Disqualified Lenders) not to be unreasonably withheld or delayed) of (A) the Borrower; provided that no consent of the Borrower shall be required for an assignment (x) by a Term Lender (I) to any Lender or an Affiliate of any Lender or to an Approved Fund or (II) if a Specified Event of Default has occurred and is continuing or (y) by a Revolving Lender (I) to any other Revolving Lender or an Affiliate of a Revolving Lender or an Approved Fund of a Revolving Lender or (II) if a Specified Event of Default has occurred and is continuing, (B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment (x) by a Term Lender to any Lender or an Affiliate of any Lender or to an Approved Fund or (y) by a Revolving Lender to any other Revolving Lender or an Affiliate of a Revolving Lender or an Approved Fund of a Revolving Lender and (C) solely in the case of Revolving Loans and Revolving Commitments, each Issuing Bank and Swingline Lender; provided that, for the avoidance of doubt, no consent of any Issuing Bank or Swingline Lender shall be required for an assignment of all or any portion of a Term Loan or Term Commitment. Notwithstanding anything in this Section 9.04 to the contrary, if the Borrower has not given the Administrative Agent written notice of its objection to such assignment within ten (10) Business Days after written notice to the Borrower requesting such consent, the Borrower shall be deemed to have consented to such assignment.

(i)            Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the trade date specified in the Assignment and Assumption with respect to such assignment or, if no trade date is so specified, as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than (x) $1,000,000 in the case of assignments of Term Loans and (y) $1,000,000 in the case of assignments of Revolving Loans or Revolving Commitments (and, in each case, integral multiples thereof), unless the Borrower and the Administrative Agent otherwise consent (such consent not to be unreasonably withheld or delayed); provided that no such consent of the Borrower shall be required if a Specified Event of Default has occurred and is continuing, (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; provided that this clause (B) shall not be construed to prohibit assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans, (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together (unless waived by the Administrative Agent) with a processing and recordation fee of $3,500; provided that the Administrative Agent, in its sole discretion, may elect to waive such processing and recordation fee; provided, further, that assignments made pursuant to Section 2.19(b) or Section 9.02(c) shall not require the signature of the assigning Lender to become effective, (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent and the Borrower any Tax forms required by Section 2.17(f) and an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower, the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including federal and state securities laws and (E) unless the Borrower otherwise consents, no assignment of all or any portion of the Revolving Commitment of a Lender that is also an Issuing Bank or Swingline Lender may be made unless (1) the assignee shall be or become an Issuing Bank or Swingline Lender, as applicable, and assume a ratable portion of the rights and obligations of such assignor in its capacity as Issuing Bank or Swingline Lender, or (2) the assignor agrees, in its discretion, to retain all of its rights with respect to and obligations to make or issue Letters of Credit or Swingline Loans, as applicable, hereunder in which case the Applicable Fronting Exposure of such assignor may exceed such assignor’s Revolving Commitment for purposes of Sections 2.04(a) and 2.05(b) by an amount not to exceed the difference between the assignor’s Revolving Commitment prior to such assignment and the assignor’s Revolving Commitment following such assignment; provided that no such consent of the Borrower shall be required if a Specified Event of Default has occurred and is continuing.

(ii)           Subject to acceptance and recording thereof pursuant to paragraph (b)(v) of this Section 9.04, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of (and subject to the obligations and limitations of) Sections 2.15, 2.16, 2.17 and 9.03 and to any fees payable hereunder that have accrued for such Lender’s account but have not yet been paid). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c)(i) of this Section 9.04 or, in the case of an assignment to a Disqualified Lender, to the provisions of Section 2.19.

(iii)         The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal and interest amounts of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Parent, Holdings, the Borrower, the Administrative Agent, the Issuing Banks and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection by the Borrower, the Issuing Banks and any Lender (solely with respect to itself), at any reasonable time and from time to time upon reasonable prior notice. This Section 9.04(b)(iv) shall be construed so that all Loans are at all times maintained in “registered form” within the meaning of Section 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury Regulations (or any other relevant or successor provisions of the Code or of such Treasury Regulations).

(iv)          Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire and any Tax forms required by Section 2.17(f) (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section 9.04 and any written consent to such assignment required by paragraph (b) of this Section 9.04, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph (v) and paragraph (iv) above.

(v)          The words “execution,” “signed,” “signature” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act.

(c)

(i)           Any Lender may, without the consent of the Borrower, the Administrative Agent, the Swingline Lender or the Issuing Banks, sell participations to one or more banks or other Persons (other than a natural person, a Defaulting Lender, an Affiliated Lender, Parent, Holdings, the Borrower, any of Parent’s Subsidiaries or, to the extent the Disqualified Lender list is made available to all Lenders, a Disqualified Lender) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) Parent, Holdings, the Borrower, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and any other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement and any other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that directly and adversely affects such Participant. Subject to paragraph (c)(iii) of this Section 9.04, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the obligations and limitations of such Sections, including such Participant’s compliance with Section 2.17(f)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 9.04. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.18(c) as though it were a Lender.

(ii)           Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and related interest amounts) of each participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”). The entries in the Participant Register shall be conclusive, absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. Each Lender shall provide a current and correct copy of its Participant Register available for review by the Borrower promptly upon request of the Borrower. No Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person, except that the portion of any Participant Register relating to any Participant requesting payment from the Borrower or seeking to exercise its rights under Section 9.08 shall be available for inspection by the Borrower upon reasonable request to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and Section 1.163-5(b) of the United States Proposed Treasury Regulations (or any amended or successor version) or as is otherwise required thereunder.

(iii)            A Participant shall not be entitled to receive any greater payment under Section 2.15 or Section 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant.

(d)          Any Lender may, without the consent of the Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other “central” bank, and this Section 9.04 shall not apply to any such pledge or assignment of a security interest, provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(e)           In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans and participations in Letters of Credit and Swing Line Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, any Issuing Bank, the Swingline Lender or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

(f)            No Lender may, at any time, assign all or a portion of its rights and obligations under this Agreement to any Affiliated Lender nor may any Affiliated Lender constitute an Additional Term Lender hereunder, except subject to, and in accordance with, the following limitations:

(i)            Immediately before and after giving effect to any such assignment, no Event of Default shall have occurred and be continuing or would result therefrom.

(ii)           Such Affiliated Lender may not be Holdings, the Borrower or any of their respective Subsidiaries.

(iii)          Affiliated Lenders will not receive information provided solely to Lenders by the Administrative Agent or any Lender and will not be permitted to attend or participate in meetings or conference calls attended solely by the Lenders and the Administrative Agent, other than the right to receive notices or Borrowings, notices or prepayments and other administrative notices in respect of its Loans or Commitments required to be delivered to Lenders pursuant to Article II.

(iv)          Notwithstanding anything in Section 9.02 or the definition of “Required Lenders” to the contrary, for purposes of determining whether the Required Lenders have (A) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, (B) otherwise acted on any matter related to any Loan Document or (C) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, an Affiliated Lender shall be deemed to have voted its interest as a Lender without discretion in the same proportion as the allocation of voting with respect to such matter by Lenders who are not Affiliated Lenders unless such amendment, modification, waiver, consent or other action shall (x) require the consent of all Lenders or each Lender directly and adversely affected thereby and (y) adversely affect such Affiliated Lender more than other Term Lenders (who are not Affiliated Lenders) in any material respect.

(v)           Notwithstanding anything to the contrary in this Agreement, each Affiliated Lender, solely in its capacity as a holder of any Class of Term Loans, hereby agrees, that, if any Loan Party shall be subject to any voluntary or involuntary proceeding commenced under the Bankruptcy Code, (A) such Affiliated Lender (in its capacity as such) shall not take any step or action in such proceeding to object to, impede, or delay the exercise of any right or the taking of any action by the Administrative Agent (or the taking of any action by a third party that is supported by the Administrative Agent) in relation to such Affiliated Lender’s claim with respect to its Loans (including, without limitation, objecting to any debtor in possession financing, use of cash collateral, grant of adequate protection, sale or disposition, compromise, or plan of reorganization) so long as such Affiliated Lender is treated in connection with such exercise or action on the same or better terms as the other Lenders with Term Loans, (B) with respect to any matter requiring the vote of holders of any such Term Loans during the pendency of any such proceeding (including voting on any plan of reorganization), such Term Loans held by such Affiliated Lender (and any claim with respect thereto) shall be deemed to have voted in the same proportion as the allocation of voting with respect to such matter by Lenders who are not Affiliated Lenders. For the avoidance of doubt, the Lenders and each Affiliated Lender agree and acknowledge that the provisions set forth in this clause (v) constitute a “subordination agreement” as such term is contemplated by, and utilized in, Section 510(a) of the Bankruptcy Code, and, as such, would be enforceable for all purposes in any case where a Loan Party has filed for protection under the Bankruptcy Code and (D) each Affiliated Lender hereby acknowledges, agrees and consents that if, for any reason, its vote to accept or reject any plan pursuant to the Bankruptcy Code is not deemed to have been so voted, then such vote will be (x) deemed not to be in good faith and (y) “designated” pursuant to Section 1126(e) of the Bankruptcy Code such that the vote is note counted in determining whether the applicable class has accepted or rejected such plan in accordance with Section 1126(c) of the Bankruptcy Code.

(vi)         Affiliated Lenders may not purchase Revolving Loans or Revolving Commitments by assignment pursuant to this Section 9.04.

(vii)        Each Lender making such assignment to such Affiliated Lender acknowledges and agrees that in connection with such assignment, (1) such Affiliated Lender then may have, and later may come into possession of material non-public information, (2) such Lender has independently and, without reliance on such Affiliated Lender, Parent, Holdings, the Borrower or any of its Subsidiaries, the Administrative Agent or any of their respective Affiliates, made its own analysis and determination to enter into such assignment notwithstanding such Lender’s lack of knowledge of the material non-public information and (3) none of Parent, Holdings, the Borrower or any of its Subsidiaries, the Administrative Agent, any Affiliated Lender or any of their respective Affiliates shall have any liability to such Lender, and such Lender hereby waives and releases, to the extent permitted by requirements of Law, any claims such Lender may have against Parent, Holdings, the Borrower or any of their Subsidiaries, the Administrative Agent, such Affiliated Lender and their respective Affiliates, under applicable laws or otherwise, with respect to the nondisclosure of the material non-public information, and each Lender entering into such an assignment further acknowledges that the material non-public information may not be available to the Administrative Agent or the other Lenders.

(viii)       The aggregate principal amount of any Class of Term Loans purchased by assignment pursuant to this Section 9.04 and held at any one time by Affiliated Lenders may not exceed 25% of the principal amount of all Term Loans of such Class at such time outstanding.

(ix)          Any Affiliated Lender that becomes a Lender shall waive its rights to bring actions (solely in its capacity as a Lender) against the Administrative Agent and the Collateral Agent, excluding any such action or claim in respect of bad faith, gross negligence, willful midconduct or any material breach of the Loan Documents (in each case, to the extent determined in a final and non-appealable judgment by a court of competent jurisdiction).

(x)           Affiliated Lenders shall clearly identify themselves as an Affiliated Lender in the loan assignment documentation. In no event shall the Administrative Agent be obligated to ascertain, monitor or inquire as to whether any Lender is an Affiliated Lender nor shall the Administrative Agent be obligated to monitor the number of Affiliated Lenders or the aggregate amount of Term Loans held by Affiliated Lenders or have any liability as a result thereof.

(g)          The Borrower or its Restricted Subsidiaries may purchase from any Lender, at individually negotiated prices, and such Lender may assign to the Borrower or its Restricted Subsidiaries, outstanding principal amounts of Term Loans on a non-pro rata basis; provided that (i) any such repurchased Term Loans shall be immediately cancelled, (ii) no Default or Event of Default exists or would result therefrom, and (iii) no proceeds of the Revolving Loans or Swingline Loans may be used to fund such purchases. The aggregate outstanding principal amount of the Term Loans of the applicable Class shall be deemed reduced by the full par value of the aggregate principal amount of the Term Loans purchased by the Borrower or any Subsidiary pursuant to Section 9.04(g) and the principal repayment installments with respect to the Term Loans of such Class pursuant to Section 2.10 shall be reduced pro rata by the par value of the aggregate principal amount of Term Loans so purchased (and subsequently cancelled).

9.05        Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to any Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby (except as stated herein), the repayment of the Loans and all other amounts payable hereunder, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. Notwithstanding the foregoing or anything else to the contrary set forth in this Agreement, in the event that, in connection with the refinancing or repayment in full of the credit facilities provided for herein, an Issuing Bank shall have provided to the Administrative Agent a written consent to the release of the Revolving Lenders from their obligations hereunder with respect to any Letter of Credit issued by such Issuing Bank (whether as a result of the obligations of the Borrower (and any other account party) in respect of such Letter of Credit having been collateralized in full by a deposit of cash with such Issuing Bank or being supported by a letter of credit that names such Issuing Bank as the beneficiary thereunder, or otherwise), then from and after such time such Letter of Credit shall cease to be a “Letter of Credit” outstanding hereunder for all purposes of this Agreement and the other Loan Documents, and the Revolving Lenders shall be deemed to have no participations in such Letter of Credit, and no obligations with respect thereto, under Section 2.05(e) or (f).

9.06        Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or the syndication of the Loans and Commitments constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments, waivers or consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signature and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

9.07        Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 9.07, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the Swingline Lender or an Issuing Bank, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

9.08        Right of Setoff. If an Event of Default shall have occurred and be continuing, the Administrative Agent, each Lender, each Issuing Bank, the Swingline Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations in whatever currency at any time owing by the Administrative Agent, such Lender, any such Issuing Bank, the Swingline Lender or any such Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower or any other Loan Party then due and owing under this Agreement or any other Loan Document held by the Administrative Agent, such Lender, the Swingline Lender or Issuing Bank, irrespective of whether or not the Administrative Agent, such Lender or Issuing Bank shall have made any demand under this Agreement and although (i) such obligations may be contingent or unmatured and (ii) such obligations are owed to a branch or office of the Administrative Agent, such Lender, the Swingline Lender or Issuing Bank different from the branch or office holding such deposit or obligated on such Indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.22 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Secured Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The Administrative Agent, the applicable Lender, the Swingline Lender and applicable Issuing Bank shall notify the Borrower and the Administrative Agent of such setoff and application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such setoff and application under this Section 9.09. The rights of the Administrative Agent, each Lender, each Issuing Bank, the Swingline Lender and their respective Affiliates under this Section 9.09 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent, such Lender, such Issuing Bank, the Swingline Lender and their respective Affiliates may have.

9.09        Governing Law; Jurisdiction; Consent to Service of Process. (a)  This Agreement and any claim, controversy, dispute or cause of action arising under or related to this Agreement and the other Loan Documents (other than as expressly set forth in any other Loan Document), including, without limitation, any claims sounding in contract law or tort or otherwise based upon, arising out of, or relating to this Agreement and the other Loan Documents (other than as expressly set forth in any other Loan Document) shall be governed by, and construes in accordance with, the laws of the State of New York.

(b)           Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in any Loan Document shall affect any right that the Administrative Agent, the Collateral Agent, any Issuing Bank, the Swingline Lender or any Lender may otherwise have to bring any action or proceeding relating to any Loan Document against Parent, Holdings, the Borrower or any other Loan Party or their respective properties in the courts of any jurisdiction.

(c)           Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Loan Document in any court referred to in paragraph (b) of this Section 9.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)           Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in any Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

9.10        WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.10.

9.11        Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

9.12        Confidentiality. (a) Each of the Administrative Agent, the Issuing Banks and the Lenders agrees to (x) use all Information (as defined below) solely for the purposes of evaluating the performance of the Borrower and enforcing the rights, remedies and obligations hereunder and under the other Loan Documents, and (y) maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its Affiliates and its and its Affiliates’ directors, officers, employees, trustees and agents, including accountants, legal counsel and other agents and advisors for the purposes of effectuating the transactions contemplated by the Loan Documents (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential and any failure of such Persons acting on behalf of the Administrative Agent, any Issuing Bank or the relevant Lender to comply with this Section 9.12 shall constitute a breach of this Section 9.12 by the Administrative Agent, such Issuing Bank or the relevant Lender, as applicable), (ii) to the extent requested by any regulatory authority or self-regulatory authority, required by applicable law or by any subpoena or similar legal process; provided that solely to the extent permitted by law and other than in connection with audits and reviews by regulatory and self-regulatory authorities, each Lender and the Administrative Agent shall notify the Borrower as promptly as practicable of any such requested or required disclosure in connection with any legal or regulatory proceeding; provided, further, that in no event shall any Lender or the Administrative Agent be obligated or required to return any materials furnished by the Borrower or any Subsidiary of Parent, (iii) to any other party to this Agreement, (iv) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any Loan Document or the enforcement of rights hereunder or thereunder, (v) subject to an agreement containing confidentiality undertakings substantially similar to those of this Section 9.12, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement (in any Event, excluding any Disqualified Lender), (B) any actual or prospective counterparty (or its advisors) to any Swap Agreement or derivative transaction relating to any Loan Party or its Subsidiaries and its obligations under the Loan Documents (in any Event, excluding any Disqualified Lender) or (C) any pledgee referred to in Section 9.04(d) (provided that such pledgee is bound by similar obligations of confidentiality), (vi) if required by any rating agency; provided that prior to any such disclosure, such rating agency shall have agreed in writing to maintain the confidentiality of such Information, (vii) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 9.12 or (y) becomes available to the Administrative Agent, any Issuing Bank, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than Parent, Holdings, the Borrower or any Subsidiary, (viii) with the written consent of the Borrower or (ix) to the extent such Information is independently developed by such Person or its Affiliates so long as not based on Information obtained in a manner that would otherwise violate this Section 9.12. For the purposes hereof, “Information” means all information received from Parent, Holdings, the Borrower, or any Subsidiary relating to Parent, Holdings, the Borrower, any other Subsidiary or their business, other than any such information that is available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by Parent, Holdings, the Borrower or any Subsidiary; it being understood that all information received from Parent, Holdings, the Borrower or any Subsidiary after the date hereof shall be deemed confidential unless such information is clearly identified at the time of delivery as not being confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 9.12 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. In addition, from and after the Restatement Date, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, each Borrowing and letter of credit issuance.

(b)           EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 9.12(a) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING PARENT, HOLDINGS, THE BORROWER, ANY OTHER LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

(c)          ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT, WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT HOLDINGS, THE BORROWER, THE OTHER LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

9.13        USA PATRIOT Act; Beneficial Ownership Requirements. Each Lender that is subject to the USA PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that (a) pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the USA PATRIOT Act and (b) pursuant to the Beneficial Ownership Requirements, it is required to obtain a Beneficial Ownership Certificate.

9.14        Judgment Currency. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

(b)          The obligations of the Borrower in respect of any sum due to any party hereto or any holder of any obligation owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “ Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. The obligations of the Borrower under this Section 9.14 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

9.15       Release of Liens and Guarantees. (a) A Subsidiary Loan Party shall automatically be released from its obligations under the Loan Documents, and all security interests created by the Security Documents in Collateral owned by such Subsidiary Loan Party shall be automatically released, upon the consummation of any transaction or designation permitted by this Agreement as a result of which such Subsidiary Loan Party ceases to be a Restricted Subsidiary (including pursuant to a permitted merger with a Subsidiary that is not a Loan Party or designation as an Unrestricted Subsidiary); provided that no such release shall occur if such Loan Party continues to be a guarantor in respect of the any Credit Agreement Refinancing Indebtedness, any Incremental Equivalent Debt or other material Indebtedness. Upon any sale or other transfer by any Loan Party (other than to Parent, Holdings, the Borrower or any Subsidiary Loan Party) of any Collateral in a transaction permitted under this Agreement, or upon the effectiveness of any written consent to the release of the security interest created under any Security Document in any Collateral or the release of Parent, Holdings or any Subsidiary Loan Party from its Guarantee under the Guarantee Agreement pursuant to Section 9.02, the security interests in such Collateral created by the Security Documents or such Guarantee shall be automatically released. Upon termination of the aggregate Commitments and payment in full of all Secured Obligations (other than (x) contingent indemnification obligations as to which no claim has been made and (y) Secured Cash Management Obligations and Secured Swap Obligations (each as defined in the Collateral Agreement) as to which arrangements reasonably satisfactory to the applicable Secured Party (as defined in the Collateral Agreement) have been made) and the expiration or termination of all Letters of Credit (including as a result of obtaining the consent of the applicable Issuing Bank as described in Section 9.05 of the Credit Agreement, or as a result of such Letters of Credit being backstopped or Cash Collateralized), all obligations under the Loan Documents and all security interests created by the Security Documents shall be automatically released. In connection with any termination or release pursuant to this Section 9.15, the Administrative Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence or to file or register in any office such termination or release so long as the Borrower or applicable Loan Party shall have provided the Administrative Agent or the Collateral Agent, as the case may be, such certifications or documents as the Administrative Agent or the Collateral Agent, as the case may be, shall reasonably request in order to demonstrate compliance with this Agreement.

(b)          The Administrative Agent will, at the Borrower’s sole cost and expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to subordinate its Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(iii), (iv), (vii), (xi), (xii) or (xiii).

(c)           Each of the Lenders and the Issuing Bank irrevocably authorizes the Administrative Agent to provide any release or evidence of release, termination or subordination contemplated by this Section 9.15. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Loan Party from its obligations under any Loan Document, in each case, in accordance with the terms of the Loan Document and this Section 9.15.

9.16       No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each of the Borrower and Holdings acknowledges and agrees that (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Lenders, the Lead Arranger and the Co-Syndication Agents are arm’s-length commercial transactions between the Borrower, Holdings and their respective Affiliates, on the one hand, and the Administrative Agent, the Lenders, the Lead Arranger and the Co-Syndication Agent, on the other hand, (B) each of the Borrower and Holdings has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto and it is not relying on the Administrative Agent, the Collateral Agent, the Lead Arrangers and the Co-Syndication Agents for such advice, and (C) each of the Borrower and Holdings is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Administrative Agent, the Lenders, the Lead Arranger, and the Co-Syndication Agents is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not and will not be acting as an advisor, agent or fiduciary for the Borrower, Holdings, any of their respective Affiliates or any other Person and (B) none of the Administrative Agent, the Lenders, the Lead Arranger or the Co-Syndication Agents has any obligation to the Borrower, Holdings or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Lenders, the Lead Arranger and the Co-Syndication Agents and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, Holdings and their respective Affiliates, and none of the Administrative Agent, the Lenders, the Lead Arrangers and the Co-Syndication Agents has any obligation to disclose any of such interests to the Borrower, Holdings or any of their respective Affiliates. To the fullest extent permitted by law, each of the Borrower and Holdings hereby waives and releases any claims that it may have against the Administrative Agent, the Lenders, the Lead Arrangers or the Co-Syndication Agents with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

9.17       Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable law (the “Maximum Rate”). If the Administrative Agent, any Issuing Bank or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged or received by the Administrative Agent, any Issuing Bank or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the obligations hereunder.

9.18       Acknowledgement and Consent to Bail-in of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)          the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)          the effects of any Bail-in Action on any such liability, including, if applicable:

(i)            a reduction in full or in part or cancellation of any such liability;

(ii)           a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)          the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

9.19       Acknowledgement Regarding any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regime”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States), in the event a covered entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

9.20       INTERCREDITOR AGREEMENTS. REFERENCE IS MADE TO THE INTERCREDITOR AGREEMENTS. EACH LENDER AND ISSUING BANK HEREUNDER (a) AGREES THAT IT WILL BE BOUND BY AND WILL TAKE NO ACTIONS CONTRARY TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENTS AND (b) AUTHORIZES AND INSTRUCTS THE ADMINISTRATIVE AGENT TO ENTER INTO THE INTERCREDITOR AGREEMENTS AS “FIRST LIEN COLLATERAL AGENT” AND ON BEHALF OF SUCH LENDER OR ISSUING BANK. THE PROVISIONS OF THIS SECTION 9.20 ARE NOT INTENDED TO SUMMARIZE ALL RELEVANT PROVISIONS OF THE INTERCREDITOR AGREEMENTS. REFERENCE MUST BE MADE TO THE APPLICABLE INTERCREDITOR AGREEMENT ITSELF TO UNDERSTAND ALL TERMS AND CONDITIONS THEREOF. EACH LENDER AND ISSUING BANK IS RESPONSIBLE FOR MAKING ITS OWN ANALYSIS AND REVIEW OF THE INTERCREDITOR AGREEMENTS AND THE TERMS AND PROVISIONS THEREOF, AND NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION TO ANY LENDER OR ISSUING BANK AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED IN THE INTERCREDITOR AGREEMENTS.

9.21       Amendment and Restatement. On the Restatement Date, the “Commitments” and the “Loans” under the Existing Credit Agreement shall be amended and restated in their entirety as Commitments and Loans, as the case may be, hereunder and governed by the terms of this Agreement, all as more particularly described herein; provided however, that the provisions of Section 9.03 of the Existing Credit Agreement, together with the other terms thereof which are expressly stated to survive the termination of the Existing Credit Agreement, shall survive and remain in full force and effect. Lenders are not subject to or bound by any of the terms or provisions of the Existing Credit Agreement. The parties acknowledge and agree that this Agreement and the other Loan Documents do not constitute a novation, payment and reborrowing or termination of the obligations under the Existing Credit Agreement, and that all such obligations are in all respects continued and outstanding as obligations under this Agreement except to the extent such obligations are modified from and after the Restatement Date as provided in this Agreement and the other Loan Documents. After giving effect to this Agreement and the modifications effectuated thereby, each reference to the “Credit Agreement” in the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended and restated on the Restatement Date.

9.22       Reaffirmation. By executing and delivering a counterpart of this Agreement, each of Holdings and the Borrower hereby (A) agrees and confirms that, notwithstanding the effectiveness of this Agreement, after giving effect to this Agreement, the Guarantee Agreement and the Security Documents continue to be in full force and effect, (B) agrees and confirms that all of the Liens and security interests created and arising under each Security Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its obligations, liabilities and indebtedness under this Agreement and the other Loan Documents, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Loan Documents and (C) affirms and confirms all of its obligations and liabilities under each Loan Document, in each case after giving effect to this Agreement, all as provided in the Guarantee Agreement and the Security Documents, and acknowledges and agrees that such obligations, liabilities, guarantees, pledges and grants continue in full force and effect in respect of, and to secure, such Obligations under this Agreement and the other Loan Documents.

9.23       Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, the Issuing Bank or any Lender, or the Administrative Agent, the Issuing Bank or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the Issuing Bank or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be received and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the Issuing Bank severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate. The obligations of the Lenders and the Issuing Bank under clause (b) of the preceding sentence shall survive the payment in full of the Loan Document Obligations and the termination of this Agreement.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

AGROFRESH SOLUTIONS, INC.

By:	/s/ Graham Miao
	Name: Title:	Graham Miao Chief Financial Officer

AF SOLUTIONS HOLDINGS LLC

By: AgroFresh Solutions, Inc., its Managing Member

By:	/s/ Graham Miao
	Name: Title:	Graham Miao Chief Financial Officer

AGROFRESH INC., as Borrower

By:	/s/ Graham Miao
	Name: Title:	Graham Miao Chief Financial Officer

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

BANK OF MONTREAL, as Administrative Agent and as a Term Lender

By:	/s/ Thomas Hasenauer
	Name: Title:	Thomas Hasenauer Managing Director

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

BMO HARRIS BANK, N.A., as a Revolving Lender, the Swingline Lender and an Issuing Bank

By:	/s/ Thomas Hasenauer
Name:	Thomas Hasenauer
Title:	Managing Director

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Deutsche Bank AG New York Branch, as a Revolving Lender

By:	/s/ Philip Tancorra
Name:	Philip Tancorra
Title:	Vice President

By:	/s/ Suzan Onal
Name:	Suzan Onal
Title:	Vice President

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Deutsche Bank AG New York Branch, as an Issuing Bank

By:	/s/ Philip Tancorra
Name:	Philip Tancorra
Title:	Vice President

By:	/s/ Suzan Onal
Name:	Suzan Onal
Title:	Vice President

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

ACIS CLO 2015-6, Ltd as a Lender
By:	BRIGADE CAPITAL MANAGEMENT, LP as Sub-Advisor to its Management Company

By:	/s/ Lara Oloruntuyi
Name: Lara Oloruntuyi
Title: Operations Associate

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

AgCountry Farm Services, PCA as a Lender

By:	/s/ Warren Shoen
Name: Warren Shoen
Title: Senior Vice President

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

ALCOF II NUBT, L.P.
By:	Arbour Lane Fund II GP, LLC Its General Partner as a Lender

By:	/s/ Dan Galanter
Name: Dan Galanter
Title: Manager

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

AMMC CLO 15, LIMITED. as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

AMMC CLO 16, LIMITED. as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

AMMC CLO 18, LIMITED. as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name: David Meyer
Title: Senior Vice President

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

AMMC CLO 19, LIMITED. as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name: David Meyer
Title: Senior Vice President

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

AMMC CLO 20, LIMITED. as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name: David Meyer
Title: Senior Vice President

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

AMMC CLO 21, LIMITED. as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name: David Meyer
Title: Senior Vice President

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

AMMC CLO 22, LIMITED. as a Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name: David Meyer
Title: Senior Vice President

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

AMMC CLO XI, LIMITED as a Lender
By:	American Money Management Corp., As Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

AMMC CLO XII, LIMITED
as a Lender
By:	American Money Management Corp.,
as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

AMMC CLO XIII, LIMITED
as a Lender
By:	American Money Management Corp.,
as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

AMMC CLO XIV, LIMITED
as a Lender
By:	American Money Management Corp.,
as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Arch Street CLO, Ltd.
as a Lender

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Bank of America N.A.
as a Lender

By:	/s/ Lauren Lountzis
Name: Lauren Lountzis
Title: Officer

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Bank of Montreal
as a Lender

By:	/s/ Ann Maas-Kane
Name: Ann Maas-Kane
Title: Authorized Signatory

If a second signature block is required by the financial institution:

By:	David Contreras
Name: David Contreras
Title: Authorized Signatory

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Big River Group Fund SPC LLC
as a Lender
BY:	BRIGADE CAPITAL MANAGEMENT, LP
as Investment Manager

By:	/s/ Lara Oloruntuyi
Name: Lara Oloruntuyi
Title: Operations Associate

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Brigade Collective Investment Trust – Brigade Diversified Credit CIT
as a Lender
BY:	BRIGADE CAPITAL MANAGEMENT, LP
as Investment Manager

By:	/s/ Lara Oloruntuyi
Name: Lara Oloruntuyi
Title: Operations Associate

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☐	☐

Brigade Credit Fund II, LTD.
as a Lender
BY:	BRIGADE CAPITAL MANAGEMENT, LP
as Investment Manager

By:	/s/ Lara Oloruntuyi
Name: Lara Oloruntuyi
Title: Operations Associate

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Brigade Distressed Value Master Fund, Ltd.
as a Lender
BY:	BRIGADE CAPITAL MANAGEMENT, LP
as Investment Manager

By:	/s/ Lara Oloruntuyi
Name: Lara Oloruntuyi
Title: Operations Associate

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Brigade Leveraged Capital Structures Fund, LTD.
as a Lender
BY:	BRIGADE CAPITAL MANAGEMENT, LP
as Investment Manager

By:	/s/ Lara Oloruntuyi
Name: Lara Oloruntuyi
Title: Operations Associate

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Brigade Opportunistic Credit LBG Fund Ltd.
as a Lender
BY:	BRIGADE CAPITAL MANAGEMENT, LP
as Investment Manager

By:	/s/ Lara Oloruntuyi
	Name:	Lara Oloruntuyi
	Title:	Operations Associate

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Brigade-SierraBravo Fund LP
as a Lender
BY:	BRIGADE CAPITAL MANAGEMENT, LP
as Investment Manager

By:	/s/ Lara Oloruntuyi
	Name:	Lara Oloruntuyi
	Title:	Operations Associate

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

BSG Fund Management B.V. on behalf of the
Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund
as a Lender
BY: THL Credit Senior Loan Strategies LLC,
as Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Capital Farm Credit, PCA
as a Lender

By:	/s/ Vladimir Kolesnikov
	Name:	Vladimir Kolesnikov
	Title:	Director Capital Markets

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☐	☒

Catalur Master Fund LP
as a Lender

By:	/s/ Sergei Filipov
	Name:	Sergei Filipov
	Title:	Authorized Member, Catalur GP LLC, General Partner of Catalur Master Fund LP

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☐	☒

Cerberus Corporate Credit Fund, L.P.
By:	Cerberus Corporate Credit Associates, LLC
Its:	General Partner
as a Lender

By:	/s/ Jeffrey Lomasky
	Name:	Jeffrey Lomasky
	Title:	Authorized Signatory

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Citibank, N.A.,
as a Lender

By:	/s/ Joelle Gavlick
	Name:	Joelle Gavlick
	Title:	Attorney-In-Fact

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Compeer Financial, PCA
as a Lender

By:	/s/ Daniel J. Best
Name:	Daniel J. Best
Title:	Director, Capital Markets

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Coöperatieve Rabobank U.A., New York Branch
(f/k/a Coöperatieve Centrale Raiffeisen- Boerenleenbank B.A., “Rabobank Nederland,” New York Branch)
as a Lender

By:	/s/ Jeffrey Case
	Name:	Jeffrey Case
	Title:	Executive Director

If a second signature block is required by the financial institution:

By:	/s/ Salvatore Esposito
	Name:	Salvatore Esposito
	Title:	Managing Director

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Delta Master Trust
as a Lender
BY:	BRIGADE CAPITAL MANAGEMENT, LP
as Investment Manager

By:	/s/ Lara Oloruntuyi
	Name:	Lara Oloruntuyi
	Title:	Operations Associate

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Farm Credit Banking of Texas
as a Lender

By:	/s/ Evelin Herrera
	Name:	Evelin Herrera
	Title:	Director

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Farm Credit Services of America, PCA as a Lender

By:	/s/ Nick King
Name: Nick King
Title: Vice President

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Farm Credit West, PCA as a Lender

By:	/s/ Nathan Garcin
Name: Nathan Garcin
Title: Vice President

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

FedEx Corporation Employees' Pension Trust as a Lender

BY:	BRIGADE CAPITAL MANAGEMENT, LP, as Investment Manager

By:	/s/ Lara Oloruntuyi
Name: Lara Oloruntuyi
Title: Operations Associate

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

First Eagle Bank Loan Select Master Fund, a Class of the First Eagle Bank Loan Select Series Trust I as a Lender

BY:	First Eagle Alternative Credit SLS, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

First Eagle BSL CLO 2019-1 Ltd. as a Lender

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Future Directions Credit Opportunities Fund as a Lender

BY:	BRIGADE CAPITAL MANAGEMENT, LP as Investment Manager

By:	/s/ Lara Oloruntuyi
Name: Lara Oloruntuyi
Title: Operations Associate

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☐	☒

Hull Street CLO, Ltd. as a Lender

By:	/s/ James R. Fellows
Name:James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Illinois State Board of Investment by Brigade as a Lender

BY:	BRIGADE CAPITAL MANAGEMENT, LP as Investment Manager

By:	/s/ Lara Oloruntuyi
Name:Lara Oloruntuyi
Title: Operations Associate

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

ING Capital LLC as a Lender

By:	/s/ Daniel W. Lamprecht
Name:Daniel W. Lamprecht
Title: Managing Director

If a second signature block is required by the financial institution:

By:	/s/ Daniel Sanchez L.
Name:Gonzalo Sanchez
Title: Director

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

JPMC Retirement Plan Brigade Bank Loan as a Lender

BY:	BRIGADE CAPITAL MANAGEMENT, LP as Investment Manager

By:	/s/ Lara Oloruntuyi
Name:Lara Oloruntuyi
Title: Operations Associate

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Los Angeles County Employees Retirement Association as a Lender

BY:	BRIGADE CAPITAL MANAGEMENT, LP as Investment Manager

By:	/s/ Lara Oloruntuyi
Name:Lara Oloruntuyi
Title: Operations Associate

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Northrop Grumman Pension Master Trust
as a Lender

BY:	BRIGADE CAPITAL MANAGEMENT, LP
as Investment Manager

By:	/s/ Lara Oloruntuyi
	Name:	Lara Oloruntuyi
	Title:	Operations Associate

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Panther BCM LLC
as a Lender

BY:	BRIGADE CAPITAL MANAGEMENT, LP
as Investment Manager

By:	/s/ Lara Oloruntuyi
	Name:	Lara Oloruntuyi
	Title:	Operations Associate

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Russell Investment Company Multi-Asset Growth Strategy Fund
as a Lender

BY:	First Eagle Alternative Credit, LLC,
as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Russell Investment Company Multi-Strategy Income Fund
as a Lender

BY:	First Eagle Alternative Credit, LLC,
as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Russell Investment Company Unconstrained Total Return Fund
as a Lender

BY:	First Eagle Alternative Credit, LLC,
as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Russell Investments Global Unconstrained Bond Pool
as a Lender

BY:	First Eagle Alternative Credit, LLC,
as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Russell Investments Institutional Funds LLC
Absolute Return Fixed Income Fund
as a Lender

BY:	First Eagle Alternative Credit, LLC,
as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Russell Investments Institutional Funds LLC
Multi-Asset Core Plus Fund
as a Lender

BY:	First Eagle Alternative Credit, LLC,
as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

 [AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Russell Investments Ireland Limited on behalf of the Russell Floating Rate
Fund, a subfund of Russell Investments Qualifying Investor Alternative
Funds plc
as a Lender

BY:	First Eagle Alternative Credit, LLC,
as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☐	☒

Saratoga Investment Corp. CLO 2013-1, Ltd.
as a Lender

By:	/s/ Pavel Antonov
	Name:	Pavel Antonov
	Title:	Attorney-in-Fact

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

SC Credit Opportunities Mandate LLC
as a Lender

BY:	BRIGADE CAPITAL MANAGEMENT, LP
as Investment Manager

By:	/s/ Lara Oloruntuyi
	Name:	Lara Oloruntuyi
	Title:	Operations Associate

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

SEI	Institutional Managed Trust - Multi-Strategy Alternative Fund
as a Lender
BY:	BRIGADE CAPITAL MANAGEMENT, LP
as Investment Manager

By:	/s/ Lara Oloruntuyi
	Name:	Lara Oloruntuyi
	Title:	Operations Associate

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Stichting Pensioenfonds Hoogovens
as a Lender
BY:	First Eagle Alternative Credit, LLC,
as its Asset Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Stichting Pensioenfonds PGB
as a Lender
BY:	First Eagle Alternative Credit, LLC,
as its Asset Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

The Coca-Cola Company Master Retirement Trust
as a Lender
BY:	BRIGADE CAPITAL MANAGEMENT, LP
as Investment Manager

By:	/s/ Lara Oloruntuyi
	Name:	Lara Oloruntuyi
	Title:	Operations Associate

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

THL Credit Logan JV SPV I LLC
as a Lender
BY:	THL Credit Logan JV LLC,
its Designated Manager

By:	/s/ Chris Flynn
	Name:	Chris Flynn
	Title:	Director

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Venture 33 CLO, Limited
as a Lender
BY:	its investment advisor
MJX Asset Management LLC

By:	/s/ Hans Christensen
	Name:	Hans Christensen
	Title:	Chief Investment Officer

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Venture 37 CLO, Limited
as a Lender
BY:	its investment advisor
MJX Asset Management LLC

By:	/s/ Hans Christensen
	Name:	Hans Christensen
	Title:	Chief Investment Officer

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Venture XII CLO, Limited
as a Lender
BY:	its investment advisor
MJX Venture Management LLC

By:	/s/ Hans Christensen
	Name:	Hans Christensen
	Title:	Chief Investment Officer

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Venture XX CLO, Limited
as a Lender
BY:	its investment advisor
MJX Vemture Management LLC

By:	/s/ Hans Christensen
	Name:	Hans Christensen
	Title:	Chief Investment Officer

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Venture XXI CLO, Limited
as a Lender
BY:	its investment advisor
MJX Venture Management LLC

By:	/s/ Hans Christensen
	Name:	Hans Christensen
	Title:	Chief Investment Officer

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Venture XXII CLO, Limited
as a Lender
BY:	its investment advisor
MJX Venture Management II LLC

By:	/s/ Hans Christensen
	Name:	Hans Christensen
	Title:	Chief Investment Officer

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Venture XXIII CLO, Limited
as a Lender
BY: its investment advisor
MJX Asset Management LLC

By:	/s/ Hans Christensen
	Name:	Hans Christensen
	Title:	Chief Investment Officer

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Venture XXIX CLO, Limited
as a Lender
BY: its investment advisor
MJX Venture Management II LLC

By:	/s/ Hans Christensen
	Name:	Hans Christensen
	Title:	Chief Investment Officer

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Venture XXVII CLO, Limited
as a Lender
BY: its investment advisor
MJX Venture Management II LLC

By:	/s/ Hans Christensen
	Name:	Hans Christensen
	Title:	Chief Investment Officer

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Venture XXX CLO, Limited
as a Lender
BY: its investment advisor
MJX Asset Management II LLC

By:	/s/ Hans Christensen
	Name:	Hans Christensen
	Title:	Chief Investment Officer

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

WEBSTER FALLS FUNDING ULC
as a Lender

By:	/s/ Hans Christensen
Name: Mobasharul Islam
Title: Chief Investment Officer

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☐	☒

Wind River 2012-1 CLO Ltd.
as a Lender
BY: First Eagle Alternative Credit SLS, LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Wind River 2013-1 CLO Ltd.
as a Lender
BY: First Eagle Alternative Credit SLS, LLC, as Collateral Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Wind River 2013-2 CLO Ltd.
as a Lender
BY: First Eagle Alternative Credit SLS, LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Wind River 2014-1 CLO Ltd.
as a Lender
BY: First Eagle Alternative Credit SLS, LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Wind River 2014-2 CLO Ltd.
as a Lender
BY: First Eagle Alternative Credit SLS, LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Wind River 2014-3 CLO Ltd.
as a Lender
BY: First Eagle Alternative Credit SLS, LLC, as Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Wind River 2015-1 CLO Ltd. as a Lender
BY:	First Eagle Alternative Credit SLS, LLC, Its Portfolio Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☐	☒

Wind River 2015-2 CLO Ltd. as a Lender
BY:	First Eagle Alternative Credit SLS, LLC, Its Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☐	☒

Wind River 2016-1 CLO Ltd. as a Lender
BY:	First Eagle Alternative Credit SLS, LLC, Its Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Wind River 2016-2 CLO Ltd. as a Lender
BY:	First Eagle Alternative Credit SLS, LLC, Its Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Wind River 2017-1 CLO Ltd. as a Lender
BY:	First Eagle Alternative Credit SLS, LLC, its Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Wind River 2017-2 CLO Ltd. as a Lender
BY:	First Eagle Alternative Credit SLS, LLC, its Asset Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Wind River 2017-3 CLO Ltd. as a Lender
BY:	First Eagle Alternative Credit SLS, LLC, its Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Wind River 2017-4 CLO Ltd. as a Lender
BY:	First Eagle Alternative Credit SLS, LLC, its Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Wind River 2018-1 CLO Ltd. as a Lender
BY:	First Eagle Alternative Credit SLS, LLC, its Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Wind River 2018-3 CLO Ltd. as a Lender
BY:	First Eagle Alternative Credit SLS, LLC, its Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Wind River 2019-1 CLO Ltd. as a Lender
BY:	First Eagle Alternative Credit SLS, LLC, its Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]

Lenders’ Signature Page to Amended and Restated Credit Agreement

[Lenders: please select either one of Column A or B, as appropriate, and then complete and execute the signature block below.]

A	B
Consent to Amendment on a Assignment and Reallocation basis	Decline Consent
☒	☐

Wind River 2019-3 CLO Ltd. as a Lender
BY:	First Eagle Alternative Credit SLS, LLC, its Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature block is required by the financial institution:

By:
Name:
Title:

[AgroFresh Signature Page to Amended and Restated Credit Agreement]